UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22227

                                IndexIQ ETF Trust
(Exact name of registrant as specified in charter)

51 Madison Avenue
                               New York, NY 10010
(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
                         New York, NY 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

IndexIQ ETF Trust

ANNUAL REPORT   |   APRIL 30, 2019

IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Hedge Macro Tracker ETF (MCRO)
IQ Hedge Market Neutral Tracker ETF (QMN)
IQ Hedge Long/Short Tracker ETF (QLS)
IQ Hedge Event-Driven Tracker ETF (QED)
IQ Real Return ETF (CPI)
IQ Leaders GTAA Tracker ETF (QGTA)
IQ Enhanced Core Bond U.S. ETF (AGGE)
IQ Enhanced Core Plus Bond U.S. ETF (AGGP)
IQ Short Duration Enhanced Core Bond U.S. ETF (SDAG)
IQ Merger Arbitrage ETF (MNA)
IQ Global Resources ETF (GRES)
IQ Global Agribusiness Small Cap ETF (CROP)
IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)
IQ 500 International ETF (IQIN)
IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ 50 Percent Hedged FTSE Europe ETF (HFXE)
IQ 50 Percent Hedged FTSE Japan ETF (HFXJ)
IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Chaikin U.S. Large Cap ETF (CLRG)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. Read the prospectus carefully before investing.

Each of the Funds’ performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725.

You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website nylinvestments.com/etfs or by calling 1-888-474-7725.

IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (”ALPS“) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

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•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semi-annual reports online.

It’s easy to enroll:

1.	Visit https://www.icsdelivery.com/live/
2.	Follow the simple enrollment instructions

If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.

Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this annual report for IndexIQ ETF Trust for the 12 months ended April 30, 2019.

The annual reporting period ended April 30, 2019 saw dramatic shifts in sentiment driven by geopolitical and macroeconomic developments. U.S. equities plunged in late 2018 in response to high stock valuations and possible indications of slowing economic growth, along with concerns that the Federal Reserve (Fed) was raising rates too aggressively and that trade conflicts between the U.S. and China could prove more difficult to resolve than previously expected. Market sentiment turned positive again in the last week of December after the Fed signaled that it may put additional rate hikes on hold. During the rest of the reporting period, many investors looked beyond ongoing concerns regarding mounting trade tensions between the U.S. and China and an increasingly unclear global economic picture, focusing instead on continued U.S. economic growth, low unemployment, restrained inflation and better than expected corporate earnings. By April 30, 2019, most U.S.-based equity and fixed-income sectors had climbed back into positive territory compared to their levels a year before, with some areas of the domestic market recording impressive gains.

International equity markets followed a similar V-shaped pattern in response to many of the same economic and political developments. However, the recovery in the rest of the world generally lagged the United States as economic growth in most other developed nations proved less robust.

U.S. fixed-income instruments generally traded in a narrower range than equities. For the most part, corporate bonds suffered relatively mild declines in late 2018 and recovered along with their equity counterparts through April 30, 2019. Most other bond sectors produced comparatively steady positive performance throughout the reporting period, with lower-credit quality, higher-yielding, longer-duration securities generally leading the group’s advance.

On the following pages, you will find detailed discussion of the key factors influencing performance of each of the IndexIQ ETFs for the period ended April 30, 2019. You will also find a schedule of investments and the financial statements for each ETF.

The heightened volatility of the last 12 months makes the importance of broad diversification across geography and asset class clearer than ever. We believe the solutions provided by the IndexIQ ETFs give investors the opportunity to enhance portfolio construction in a liquid and transparent manner relative to typical alternative asset strategies, to build a portfolio that best meets their specific objectives. If you have any questions or would like more information about IndexIQ ETFs, we invite you to visit us at nylinvestments.com/etfs or call us at 1-888-474-7725.
Sincerely,

Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Hedge Multi-Strategy Tracker ETF returned 1.56% at NAV (net asset value) and 1.56% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index,2 returned 1.87% for the same period. The HFRI Fund of Funds Composite Index2 and S&P 500 Index2 returned 0.58% and 12.82%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund employs a 110/10 long/short strategy in line with its Underlying Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the long positions that added to the Fund’s total return were bonds, equities and real estate. Commodities, volatility and currencies detracted from the Fund’s total return. Among the Fund’s short positions, equities, real estate, currencies and bonds provided positive returns, while commodities proved negative. The Fund’s total asset class performance was positive for bonds, real estate and equities, and negative for volatility, commodities and currencies.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Multi-Strategy Index, which contained both long and short positions. The Fund’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the Fund, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

On average, the Fund’s allocations to bonds accounted for approximately 75% of assets, while equities accounted for approximately 22%. Allocations to bonds remained stable during the reporting period, while equity allocations fluctuated around the average for the asset class. Allocations to the alternative asset classes of real estate, volatility, currencies and commodities moved within -3 and +3% in aggregate.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were Technology Select Sector SPDR Fund (XLK), iShares U.S. Real Estate ETF (IYR) and Vanguard Real Estate Index Fund ETF (VNQ). During the same period, iPath Series B S&P 500 VIX Short-Term Futures ETN (VXX), SPDR S&P International Small Cap ETF (GWX) and SPDR S&P Emerging Markets Small Cap ETF (EWX) recorded the lowest returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 7 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs made the strongest contributions to the Fund’s performance during the reporting period and which underlying ETFs made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), iShares Russell 1000 Growth ETF (IWF) and Vanguard Growth ETF (VUG). The weakest contributors were iShares MSCI EAFE Small-Cap ETF (SCZ), Vanguard FTSE All-World ex-US Small-Cap ETF (VSS) and iShares Edge MSCI Min Vol USA ETF (USMV).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(From 4/30/2009 Through 4/30/2019)

Fund Performance History
IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2019)

	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price[1]	1.56%	1.41%	2.74%
IQ Hedge Multi-Strategy Tracker ETF NAV	1.56%	1.43%	2.77%
IQ Hedge Multi-Strategy Index	1.87%	2.46%	3.60%
HFRI Fund of Funds Composite Index[2]	0.58%	2.46%	3.51%
S&P 500 Index	12.82%	10.94%	14.60%

1	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Hedge Macro Tracker ETF returned 0.77% at NAV (net asset value) and 0.74% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Macro Index2 returned 1.36% for the same period. The HFRI Macro (Total) Index2 and the MSCI World Index2 returned 1.21% and 6.48%. respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund employs a 110/10 strategy in line with its Underlying Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the Fund maintained allocations to bonds, equities, currencies, real estate and commodities. Allocations to bonds remained at consistent levels, while the weight to equities decreased below its average level with an offset to currencies. Real estate was held short.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Macro Index, which contained both long and short positions. The Fund’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the Underlying Index’s proprietary quantitative models. During the reporting period, total bond exposure remained constant at approximately 63%. Exposure to equities stood below its annual average as of April 30, 2019 due to a reduction in the Fund’s overall long allocation, which was offset by increased exposure to currencies. Real estate exposure remained short during the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were SPDR Portfolio S&P 500 Growth ETF (SPYG), Vanguard Growth ETF (VUG) and iShares Russell 1000 Growth ETF (IWF). During the same period, SPDR S&P International Small Cap ETF (GWX), SPDR S&P Emerging Markets Small Cap ETF (EWX) and iShares Silver Trust (SLV) recorded the lowest returns.

Which underlying ETFs made the strongest contributions to the Fund’s performance during the reporting period and which underlying ETFs made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Vanguard Total Stock Market ETF (VTI), Vanguard FTSE Emerging Markets ETF (VWO) and iShares Core MSCI Emerging Markets ETF (IEMG). The weakest contributors were iShares MSCI EAFE Small-Cap ETF (SCZ), iShares MSCI China ETF (MCHI) and SPDR S&P Emerging Markets Small Cap ETF (EWX).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 9 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Hedge Macro Tracker ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Macro Tracker ETF Market Price[2]	0.74%	2.28%	0.53%	1.34%	14.12%
IQ Hedge Macro Tracker ETF NAV	0.77%	2.50%	0.52%	1.35%	14.21%
IQ Hedge Macro Index	1.36%	3.38%	1.32%	2.07%	22.49%
HFRI Macro (Total) Index[3]	1.21%	0.53%	1.50%	1.21%	12.63%
MSCI World Index	6.48%	11.39%	7.31%	10.66%	172.63%

1	Fund Inception Date: 6/09/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Macro (Total) Index is from 5/31/2009 to 4/30/2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Hedge Market Neutral Tracker ETF returned 2.56% at NAV (net asset value) and 2.54% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Market Neutral Index.2 returned 3.16% for the same period. The HFRI Equity Market Neutral Index2 and the Bloomberg Barclays U.S. Short Treasury Bond Index2 returned -0.51% and 2.29%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund employs a 110/10 long/short strategy in line with its Underlying Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the long portion of the Fund’s strategy produced positive returns, while the short portion of the strategy detracted from returns. On an asset class basis, the Fund held exposure to equities, bonds and currencies, with currencies as the only negative performing holdings. Most of the Fund’s assets were invested in bonds.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Market Neutral Tracker ETF, which contained both long and short positions. The Fund’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the Fund, as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there was no subjectivity involved in the allocation decision process.

How did the ETF’s allocations change over the course of the reporting period?

During the reporting period, the Fund maintained allocations to bonds, equities and currencies. On a net basis, bonds represented the Fund’s largest average exposure, followed by equities. As of April 30, 2019, the Fund’s bond allocation stood below the annual average while equities had increased.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were Invesco S&P 500 Low Volatility ETF (SPLV), iShares Edge MSCI Min Vol USA ETF (USMV) and SPDR Portfolio S&P 500 Growth ETF (SPYG). During the same period, SPDR S&P International Small Cap ETF (GWX), Vanguard FTSE All-World ex-US Small-Cap ETF (VSS) and iShares MSCI EAFE Small-Cap ETF (SCZ) recorded the lowest returns.

Which underlying ETFs made the strongest contributions to the Fund’s performance during the reporting period and which underlying ETFs made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), Invesco Senior Loan ETF (BKLN) and iShares Russell 1000 Growth ETF (IWF). The weakest contributors were iShares MSCI EAFE Small-Cap ETF (SCZ), Invesco CurrencyShares Euro Trust (FXE) and iShares Edge MSCI Min Vol USA ETF (USMV).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 11 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History

IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price[2]	2.54%	1.50%	0.93%	1.33%	9.08%
IQ Hedge Market Neutral Tracker ETF NAV	2.56%	1.43%	0.90%	1.33%	9.11%
IQ Hedge Market Neutral Index	3.16%	2.23%	1.93%	2.31%	16.20%
HFRI Equity Market Neutral Index[3]	-0.51%	2.52%	2.58%	3.30%	23.82%
Bloomberg Barclays U.S. Short Treasury Bond Index	2.29%	1.28%	0.85%	0.68%	4.55%

1	Fund Inception Date: 10/04/2012.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Hedge Long/Short Tracker ETF returned 3.07% at NAV (net asset value) and 2.91% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Long/Short Index2 returned 3.79% for the same period. The HFRI Equity Hedge Index2 and the MSCI World Index2 returned 0.99% and 6.48%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund employs a 110/10 strategy in line with its Underlying Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio, and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the Fund maintained allocations to bonds, equities, currencies, real estate and volatility, with volatility constrained to long allocations only. While the Fund’s overall long allocation contributed positively to returns, short exposure detracted from performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Long/Short Index, which contained both long and short positions. The Fund’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there was no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

The Fund maintained its largest core allocations to equities, followed by bonds. Equity allocations averaged 60% during the reporting period, but stood below this average at the beginning and end of the same period. Volatility, as mentioned earlier, was constrained to long-only exposure, while the Fund’s real estate exposure remained short throughout the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were the Technology Select Sector SPDR Fund (XLK), iShares U.S. Real Estate ETF (IYR) and Vanguard Real Estate ETF (VNQ). During the same period, iPath Series B S&P 500 VIX Short-Term Futures ETN (VXX), SPDR S&P International Small Cap ETF (GWX) and Vanguard FTSE All-World ex-US Small-Cap ETF (VSS) recorded the lowest returns.

Which underlying ETFs made the strongest contributions to the Fund’s performance during the reporting period and which underlying ETFs made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) and Vanguard Intermediate-Term Corporate Bond ETF (VCIT). The weakest contributors were iShares MSCI EAFE Small-Cap ETF (SCZ), iPath Series B S&P 500 VIX Short-Term Futures ETN (VXX) and Vanguard FTSE All-World ex-US Small-Cap ETF (VSS).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 13 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Hedge Long/Short Tracker ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price[2]	2.91%	6.67%	3.64%	15.79%
IQ Hedge Long/Short Tracker ETF NAV	3.07%	6.39%	3.66%	15.87%
IQ Hedge Long/Short Index	3.79%	7.40%	4.76%	21.06%
HFRI Equity Hedge Index[3]	0.99%	6.92%	4.12%	17.94%
MSCI World Index	6.48%	11.39%	7.16%	32.85%

1	Fund Inception Date: 3/24/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Hedge Event-Driven Tracker ETF returned 6.12% at NAV (net asset value) and 6.13% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Event-Driven Index.2 returned 6.55% for the same period. The HFRI Event-Driven (Total) Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 3.71% and 5.29%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund employs a long/short net 100% strategy, which calls for the simultaneous holding of both long and short positions on different securities.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). On average during the reporting period, the Fund’s overall long allocation was 102%, with the long position exceeding 100% funded with the proceeds from an average 2% short position. During the same period, the Fund maintained long-only bond exposures, and both long and short equity exposures.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Event-Driven Index, which contained both long and short weights. Primarily, the Fund used total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there was no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

The strategy allocation was dominated by its holdings to bonds with the remainder in equity, with the average allocation at about 95% to 5%. Allocations to high yield bonds increased over the period while convertible bonds were reduced by a similar level. Allocations to investment grade bonds and bank loans were relatively stable.

The equity allocation during the reporting period was long small-cap growth stocks and short preferred stocks.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were Vanguard Small-Cap Growth ETF (VBK), SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and Xtrackers USD High Yield Corporate Bond ETF (HYLB). During the same period, Invesco Treasury Collateral ETF (CLTL), Goldman Sachs Access Treasury 0-1 Year ETF (GBIL) and SPDR Blackstone / GSO Senior Loan ETF (SRLN) recorded the lowest returns.

Which underlying ETFs made the strongest contributions to the Fund’s performance during the reporting period and which underlying ETFs made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF (CWB), iShares iBoxx $ High Yield Corporate Bond ETF (HYG) and Vanguard Short-Term Corporate Bond ETF (VCSH). The weakest contributors were iShares Preferred and Income Securities ETF (PFF), Invesco Preferred ETF (PGX) and Invesco Treasury Collateral ETF (CLTL).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 15 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price[2]	6.13%	6.15%	4.26%	18.67%
IQ Hedge Event-Driven Tracker ETF NAV	6.12%	6.19%	4.25%	18.61%
IQ Hedge Event-Driven Index	6.55%	6.77%	4.84%	21.43%
HFRI Event-Driven (Total) Index[3]	3.71%	6.98%	4.00%	17.36%
Bloomberg Barclays U.S. Aggregate Bond Index	5.29%	1.90%	1.97%	8.36%

1	Fund Inception Date: 3/24/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Event-Driven (Total) Index is from 3/31/2015 to 4/30/2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Real Return ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Real Return ETF returned 2.64% at NAV (net asset value) and 2.53% at market price.1 To compare, the Fund’s Underlying Index, the IQ Real Return Index2 returned 3.00% for the same period. The Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 2.29% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). Exposure to short-term U.S. Treasury bonds accounted for nearly three-quarters of the Fund’s overall allocation and produced slightly over half of the Fund’s total gains during the reporting period. The Fund’s exposure to equities, considered inflation-sensitive assets, provided another dominant source of positive performance at a time of rising interest rates. Intermediate-term Treasury bonds produced additional positive performance for the Fund. On the other hand, commodities, which tend to move inversely to the performance of the U.S. dollar, detracted from the Fund’s returns.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models that determine the weights across asset classes whose returns incorporate inflation expectations. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

The Fund maintained its core allocation to short-term Treasury bonds during the reporting period, as well as a dominant satellite allocation to equities. Other satellite positions accounted for the Fund’s relatively small remaining allocations. Annual turnover was approximately 97% for the reporting period as a whole.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were iShares Core S&P 500 ETF (IVV), SPDR S&P 500 ETF Trust (SPY) and Vanguard FTSE Emerging Markets ETF (VWO). During the same period, Invesco DB Oil Fund (DBO), Invesco DB Gold Fund (DGL) and Vanguard FTSE Developed Markets ETF (VEA) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR S&P 500 ETF Trust (SPY), iShares Core S&P 500 ETF (IVV) and PIMCO Enhanced Short Maturity Active ETF (MINT). The weakest contributors were Invesco DB Gold Fund (DGL), Invesco DB Oil Fund (DBO) and iShares MSCI EAFE ETF (EFA).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 17 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Real Return ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Real Return ETF Market Price[2]	2.53%	2.13%	1.60%	1.43%	14.42%
IQ Real Return ETF NAV	2.64%	2.16%	1.61%	1.44%	14.53%
IQ Real Return Index	3.00%	2.41%	1.93%	1.85%	19.06%
Bloomberg Barclays U.S. Short Treasury Bond Index	2.29%	1.28%	0.85%	0.54%	5.23%

1	Fund Inception Date: 10/27/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Leaders GTAA Tracker perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Leaders GTAA Tracker returned 3.74% at NAV (net asset value) and 3.61% at market price.1 To compare, the Fund’s Underlying Index, IQ Leaders GTAA Tracker Index2 returned 3.93% for the same time period. The MSCI All Country World Index2 returned 5.06% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The Fund’s assets were allocated primarily to U.S. large-cap equities, international equities and U.S. aggregate bonds during the reporting period. Of these, U.S. large-cap equities and U.S. aggregate bonds produced positive returns, contributing strongly to the Fund’s performance. While international equities produced negative returns, the sector’s weighted return was not as significant of a detractor from performance as compared to the Fund’s approximately 4% short exposure to real estate equities, which suffered when the asset class performed positively. The Fund’s allocation to intermediate-term U.S. Treasury bonds, which shifted from a long to short position during the reporting period, also detracted from strategy performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses derivative positions where necessary to help it track its Underlying Index, which contains both long and short positions. The derivatives positions are primarily total return swaps on the ETFs at the weights in which they are included in the Underlying Index. Derivatives are not used to gain leverage beyond the positions in the Underlying Index; rather, they are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models. Given the rules-based nature of this approach, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

As mentioned earlier, the Fund’s allocation to intermediate-term U.S. Treasury bonds moved from a long position to a short position during the reporting period, averaging as a short position for the reporting period as a whole. Otherwise, the Fund maintained core long allocations to U.S. large-cap equities, international equities and U.S. aggregate bonds. Smaller positions included short allocations to U.S. small-cap stocks and real estate equities, and long exposures to emerging market equities, investment grade corporate bonds, high yield bonds and convertible bonds.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were Technology Select Sector SPDR Fund (XLK), Vanguard Information Technology ETF (VGT) and Vanguard Real Estate ETF (VNQ). During the same period, Vanguard Materials ETF, Vanguard Energy ETF and Energy Select Sector SPDR Fund (XLE) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Consumer Discretionary Select Sector SPDR Fund (XLY), iShares Core U.S. Aggregate Bond ETF (AGG) and iShares iBoxx $ High Yield Corporate Bond ETF (HYG). The weakest contributors included Vanguard Real Estate ETF (VNQ), Energy Select Sector SPDR Fund (XLE) and Vanguard FTSE Developed Markets ETF (VEA).

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 19 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Leaders GTAA Tracker ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Leaders GTAA Tracker ETF Market Price[2]	3.61%	8.96%	7.96%	31.59%
IQ Leaders GTAA Tracker ETF NAV	3.74%	7.68%	7.98%	31.72%
IQ Leaders GTAA Tracker Index	3.93%	8.11%	8.49%	33.92%
MSCI All Country World Index	5.06%	11.36%	12.08%	50.53%

1	Fund Inception Date: 9/30/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Bond U.S. ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Enhanced Core Bond U.S. ETF returned 4.21% at NAV (net asset value) and 4.20% at market price.1 To compare, the Fund’s Underlying Index, the IQ Enhanced Core Bond U.S. Index2 returned 4.26% for the same period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned 5.29% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s underlying strategy rotates among five fixed income sectors: investment grade corporate bonds; mortgage-backed securities; long-term U.S. Treasury bonds; intermediate-term U.S. Treasury bonds; and short-term U.S. Treasury bonds.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). Over the reporting period, the Fund generated most of its performance from its core allocation to short-term Treasury bonds. During the first quarter of the reporting period, the Fund also added to returns by reducing its exposure to long-term Treasury bonds, and then, during the remainder of the period, rotating in and out of smaller long-term Treasury allocations. The Fund approached intermediate-term Treasury securities in a tactical manner as well, ranging in weight from 0% to 31% during the reporting period. Additionally, the Fund’s performance benefited from its allocation to short-term investment grade corporate bonds, which were introduced in the September 2018 rebalance of the Underlying Index to reduce the impact of duration on investment-grade holdings.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short- and long-term momentum signals. The Underlying Index’s maximum and minimum allocations to individual sectors varies based on the sector’s weight within the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

As mentioned earlier, the Fund first began investing in short-term investment grade corporate bonds during the reporting period. The Fund also adjusted its weighting algorithm to allocate to similar exposures based on asset size rather than fees. These changes were introduced in the September 2018 rebalance.

For the entire reporting period, the Fund’s turnover was 286%. The allocation to short-term Treasury bonds remained consistently at or near its maximum 50% allowable allocation. Allocations to intermediate- and long-term Treasury bonds adjusted relative to each other with long-term Treasuries overweight and intermediate treasuries underweight at the beginning of the reporting period. As the period progressed, their relative weights reversed.

The Fund’s investment-grade corporate bond exposures rotated from 0% to its maximum 50% allowable allocation during the reporting period. Generally, the Fund maintained greater exposure to longer-duration investment-grade corporates than their short-term investment-grade counterparts.

On an active weight basis, the Fund held underweight average exposure to investment-grade corporate bonds and overweight average exposure to short-term Treasury bonds.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 21 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were iShares 20+ Year Treasury Bond ETF (TLT), Vanguard Long-Term Treasury ETF (VGLT) and SPDR Portfolio Long Term Treasury ETF (SPTL). During the same period, iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), iShares 3-7 Year Treasury Bond ETF (IEI) and iShares 1-3 Year Treasury Bond ETF (SHY) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Schwab Short-Term U.S. Treasury ETF (SCHO), Vanguard Short-Term Treasury ETF (VGSH) and SPDR Portfolio Long Term Treasury ETF (SPTL). The weakest contributors were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), iShares 7-10 Year Treasury Bond ETF (IEF) and iShares 3-7 Year Treasury Bond ETF (IEI).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Enhanced Core Bond U.S. ETF
(as of April 30, 2019)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Enhanced Core Bond U.S. ETF Market Price[2]	4.20%	0.36%	1.08%
IQ Enhanced Core Bond U.S. ETF NAV	4.21%	0.38%	1.13%
IQ Enhanced Core Bond U.S. Index	4.26%	0.58%	1.75%
Bloomberg Barclays U.S. Aggregate Bond Index	5.29%	1.83%	5.55%

1	Fund Inception Date: 5/10/2016.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Plus Bond U.S. ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Enhanced Core Plus Bond U.S. ETF returned 3.63% at NAV (net asset value) and 3.59% at market price.1 To compare, the Fund’s Underlying Index, IQ Enhanced Core Plus Bond U.S. Index,2 returned 3.91% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned 5.29% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long-only strategy rotates among seven bond sectors: high yield corporate bonds; U.S. dollar-denominated emerging markets debt; investment grade corporate bonds; mortgage-backed securities; long-term U.S. Treasury bonds; intermediate-term U.S. Treasury bonds; and short-term U.S. Treasury bonds.

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The sector making the largest contribution to the Fund’s positive performance during the reporting period was short-term Treasury bonds. During the first half of the reporting period, the Fund also added to returns by rotating away from long-term Treasury bonds, and then, during the remainder of the period, rotating in and out of smaller long-term Treasury allocations. The Fund approached intermediate-term Treasury securities in a tactical manner as well, ranging in weight from 0% to 29% during the reporting period. Additionally, the Fund’s performance benefited from its allocation to short-term investment grade corporate bonds, which were introduced in September 2018 to reduce the impact of duration on investment grade holdings. The only sector to detract from the Fund’s performance during the reporting period was high yield corporate bonds.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The Underlying Index’s maximum and minimum allocations to individual sectors varies based on the sector’s weight within the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund’s primary allocation was to short-term Treasury bonds, with exposure ranging between 23% and 50%. Further along the yield curve, the Fund rotated exposures between long-term U.S. Treasury bonds and intermediate-term U.S. Treasury bonds. The Fund’s exposure to mortgage-backed securities fluctuated from 0% to 34%, averaging approximately 18% during the period. The Fund also allocated assets to high yield corporate bonds and U.S. dollar-denominated emerging markets debt during the reporting period. High yield credit averaged 11.49% over the period with exposures declining during the latter portion of the period. Emerging market credit allocations averaged 1.17% during the reporting period, and there were several periods when the model called for 0% allocations to the sector.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund during the reporting period were iShares 20+ Year Treasury Bond ETF (TLT), Vanguard Long-Term Treasury ETF (VGLT) and SPDR Portfolio Long Term Treasury ETF (SPTL). During the same period, Xtrackers USD High Yield Corporate Bond ETF (HYLB), iShares 7-10 Year Treasury Bond ETF (IEF) and iShares 3-7 Year Treasury Bond ETF (IEI) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 23 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Schwab Short-Term U.S. Treasury ETF (SCHO), Vanguard Short-Term Treasury ETF (VGSH) and SPDR Portfolio Long Term Treasury ETF (SPTL). The weakest contributors were iShares iBoxx $ High Yield Corporate Bond ETF (HYG), iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD) and Xtrackers USD High Yield Corporate Bond ETF (HYLB).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Enhanced Core Plus Bond U.S. ETF
(as of April 30, 2019)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Enhanced Core Plus Bond U.S. ETF Market Price[2]	3.59%	1.54%	4.64%
IQ Enhanced Core Plus Bond U.S. ETF NAV	3.63%	1.58%	4.77%
IQ Enhanced Core Plus Bond U.S. Index	3.91%	1.82%	5.50%
Bloomberg Barclays U.S. Aggregate Bond Index	5.29%	1.83%	5.55%

1	Fund Inception Date: 5/10/2016.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Short Duration Enhanced Core Bond U.S. ETF perform during the period since its inception on December 18, 2018 through April 30, 2019 (the “reporting period”)?

Since its inception the IQ Short Duration Enhanced Core Bond U.S. ETF returned 2.23% at NAV (net asset value) and 2.20% at market price.1 To compare, the Fund’s Underlying Index, IQ Short Duration Enhanced Core Bond U.S. Index2 returned 2.32% for the same time period. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 2.42% and 3.73%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the Fund’s exposure to short-maturity investment grade corporate bonds provided the strongest source of returns due to the sector’s compression of credit spreads and minimized duration risk. The Fund’s exposure to short-maturity Treasury securities also contributed positively to performance in an environment of rising interest rates. Exposure to high yield corporate bonds provided further gains as that sector’s spreads also compressed.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The positions in the Fund’s Underlying Index are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The Underlying Index’s maximum and minimum allocations to individual sectors varies based on the sector’s weight within the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the Fund’s allocations change over the course of the reporting period?

At the beginning of the reporting period, the Fund established core allocations to short-term Treasury securities and short-term investment grade corporate bonds. As the reporting period progressed, the Fund’s emphasis shifted away from Treasury bonds. Allocations to the investment grade corporate sector increased, and the Fund initiated a position in the short-term high yield corporate bond sector. By the end of the reporting period, the Fund’s largest allocations were to investment grade and high yield corporate securities. The Fund also maintained an allocation to investment grade corporate floating-rate bonds but reduced its exposure given the lower overall total-return momentum from the asset type.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

All underlying ETFs posted positive total returns during the reporting period. The Fund’s best-performing ETFs were Vanguard Short-Term Corporate Bond ETF (VCSH), iShares 0-5 Year Investment Grade Corporate Bond ETF (SLQD) and Vanguard Short-Term Treasury ETF (VGSH). During the same period, iShares 0-5 Year High Yield Corporate Bond ETF (SHYG), iShares Floating Rate Bond ETF (FLOT) and SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (FLRN) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 25 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Vanguard Short-Term Corporate Bond ETF (VCSH), Vanguard Short-Term Treasury ETF (VGSH) and Schwab Short-Term U.S. Treasury ETF (SCHO). The weakest contributors included iShares 0-5 Year Investment Grade Corporate Bond ETF (SLQD), iShares Floating Rate Bond ETF (FLOT) and SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (FLRN).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Short Duration Enhanced Core Bond U.S. ETF
(as of April 30, 2019)

Since Inception[1]
Cumulative
IQ Short Duration Enhanced Core Bond U.S. ETF Market Price[2]	2.20%
IQ Short Duration Enhanced Core Bond U.S. ETF NAV	2.23%
IQ Short Duration Enhanced Core Bond U.S. Index	2.32%
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	2.42%
Bloomberg Barclays U.S. Aggregate Bond Index	3.73%

1	Fund Inception Date: 12/18/2018.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Merger Arbitrage ETF returned 2.52% at NAV (net asset value) and 2.37% at market price.1 To compare, the Fund’s Underlying Index, IQ Merger Arbitrage Index returned 2.93% for the same period. The HFRI Event Driven Merger Arbitrage Index2, MSCI World Index2 and the S&P 500® Index2 returned 6.82%, 6.48% and 12.82%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index seeks to capture the takeover premium of merger targets. Through a proprietary merger selection process, the Underlying Index will select target companies satisfying all required selection criteria and will hold securities until the premium has been realized through a successful merger or until any of the selection criteria are violated prior to the monthly reconstitution resulting in the security being dropped from the index. Key risks of the strategy include potential withdrawal or cancellation of a pending merger, the failure to meet selection criteria pertaining to liquidity, deal age or size requirements, and the risks associated with deal payment through the use of the acquiring company’s stock. Any or all of these conditions can result in under-realization of the deal premium.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the number of global mergers and acquisitions remained consistent, although average deal size decreased. The embedded premium, however, remained steady. Of the total components held by the Underlying Index during the reporting period, 16% remained open while 67% completed successfully. Of the remaining components, 15% were removed for failing established holding period rules set forth by the index methodology and 3% were removed following deal cancellation. The holding period rules are in place to address extension risk from regulatory or other factors that may delay deal completion, or minimum weight rules, which signal a decline in the overall liquidity of the component.

The Fund also employed a hedging methodology primarily using U.S. large-cap equity sectors. During the reporting period, these hedges contributed positively to the Fund’s performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses hedges to dampen potential downward price performance of the acquiring company’s stock in stock-based transactions through the use of sector- or region-based short positions. In cases when the acquiring company’s economic sector or region performs positively, the hedge detracts from performance; when the acquiring company’s economic sector or region performs negatively, the hedge contributes positively to performance. The Fund only hedges its exposure to stock-based transactions.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were communication services, consumer discretionary and information technology. Energy, financials and consumer staples recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the Fund’s absolute performance were health care, information technology and industrials. The sectors providing the weakest contributions to the Fund’s absolute performance were energy, financials and consumer staples.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 27 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks making the strongest contributions to the Fund’s absolute performance during the reporting period were Express Scripts, mentioned earlier, logistics and refining company Andeavor, and aerospace and defense contractor L3 Technologies. The weakest contributors during the same period were medical cannabis producer Aphria, drug store chain Rite Aid and offshore drilling services provider Rowan.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced monthly. Intra-month removal of deals occurs only for completed transactions. All other deals are removed at the monthly rebalance. The timing of the rebalance can have both positive and potentially adverse effects, depending on the circumstance of the deal, the number of competing offers and if new acquirers attempt to acquire existing targets. The Fund’s hedges are also reset at this time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Merger Arbitrage ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Merger Arbitrage ETF Market Price[2]	2.37%	3.43%	3.15%	2.86%	30.54%
IQ Merger Arbitrage ETF NAV	2.52%	3.53%	3.28%	2.86%	30.59%
IQ Merger Arbitrage Index	2.93%	4.10%	4.04%	3.80%	42.35%
HFRI Event Driven: Merger Arbitrage Index[3]	6.82%	5.04%	3.83%	3.63%	39.94%
MSCI World Index	6.48%	11.39%	7.31%	8.93%	124.51%
S&P 500 Index	12.82%	14.18%	10.94%	12.50%	204.74%

1	Fund Inception Date: 11/17/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Event Driven: Merger Arbitrage Index is from 11/30/2009 to 4/30/2019.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Resources ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Global Resources ETF returned -2.08% at NAV (net asset value) and -1.38% at market price.1 To compare, the Fund’s Underlying Index, IQ Global Resources Index2 returned -0.99% for the same time period. The S&P Global Natural Resources Index-Net,2 Bloomberg Commodity Spot Index2 and the MSCI® World Index2 returned -4.82%, -7.00% and -6.48%, respectively, during the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Fund seeks to invest in large-, mid- and small-cap equities with significant exposure to global commodities and resources.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the U.S. dollar appreciated relative to other global currencies, and global commodity prices, including oil prices, came down slightly from the previous year. The Fund employs U.S. and international equity market hedges, which, in aggregate, contributed positively to performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives, primarily total return swaps, in limited quantities and solely to replicate the economic exposures that were reflected in the Underlying Index. The use of derivatives had a positive impact on the Fund’s performance during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors during the reporting period in the Underlying Index included water, livestock and grains, food & fiber. The timber, precious metals and energy sectors recorded the lowest total returns during the same period.

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors making the strongest positive contributions to the Fund’s absolute performance included water; grains, food & fiber; and energy. The industrial metals, timber and coal sectors provided the weakest contributions to the Fund’s absolute performance.

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were gold mining and exploration company Kirkland Lake Gold, steel making and mining firm Evraz and iron ore producer Fortescue Metals Group. The Underlying Index constituents with the lowest total returns for the reporting period were coal mining company Cloud Peak Energy, silicon and specialty metals producer Ferroglobe and gold and mineral developer New Gold.

Which securities made the strongest contributions to the Fund’s performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were packaged foods producer Hormel Foods, water utility American Water Works and branded consumer foods company General Mills. The weakest contributors to the Fund’s absolute performance during the same period were paper and pulp manufacturer Stora Enso, commodity trading and mining company Glencor and minerals mining and refining firm Southern Copper.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 29 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted annually with monthly reweights. In turn, the Fund rebalances its sector weights each month according to a proprietary rotation methodology that overweights sectors with high price momentum and low valuation and underweights sectors with the opposite characteristics. The adjusted minimum and maximum weights for individual sectors are based on their model output scores.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Global Resources ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Resources ETF Market Price[2]	–1.38%	3.38%	–0.56%	1.95%	20.12%
IQ Global Resources ETF NAV	–2.08%	3.37%	–0.61%	1.91%	19.74%
IQ Global Resources Index	–0.99%	4.94%	0.92%	3.06%	33.24%
S&P Global Natural Resources Index-Net[3]	–4.82%	9.49%	1.29%	1.64%	16.77%
Bloomberg Commodity Spot Index	–7.00%	3.72%	–4.66%	–0.01%	–0.14%
MSCI World Index	–6.48%	11.39%	7.31%	9.24%	131.83%

1	Fund Inception Date: 10/27/2009.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	The S&P Global Natural Resources Index-Net has replaced the Bloomberg Commodity Spot Index as the Fund’s benchmark index. The new index more closely aligns with the Fund’s investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Agribusiness Small Cap ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ Global Agribusiness Small Cap ETF returned -2.16% at NAV (net asset value) and -2.04% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Agribusiness Small Cap Index returned -1.65% for the same period. The MSCI World Small Cap Index2 and the MSCI ACWI Select Agriculture Producers IMI Index2 returned 0.65% and 2.29%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index applies size, liquidity and business operations rules to select small-capitalization agribusiness companies and uses a float-adjusted market capitalization weighting methodology.

The Fund focuses on global, small-capitalization stocks. The selection of small-cap stocks focuses on potential capital appreciation of the underlying equity. Global investing also exposes the strategy to currency fluctuations.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the Underlying Index’s livestock operations sector outperformed its other sectors, posting the largest positive contribution to return. The crop production & farming sector posted the largest negative contributions for the period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

The Underlying Index is organized into five sectors. In terms of total return, the best-performing sectors in the Underlying Index during the reporting period were livestock operations and agricultural machinery. During the same period, crop production & farming, agricultural supplies & logistics and agricultural chemicals posted the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were livestock operations and agricultural machinery. The sectors that made the weakest contributions to the Fund’s absolute performance were agricultural supplies & logistics, crop production & farming, and agricultural chemicals.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were agricultural greenhouse operator and manager Village Farms International, poultry processing company PT Charoen Pokphand Indonesia and dairy and nutritional products producer Ausnutria Diary. The Underlying Index constituents with the lowest total returns for the reporting period were crop protection products maker Nufarm, meat and processed food producer Prima Meat Packers and animal feed and grain producer ForFarmers.

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were PT Charoen Pokphand Indonesia, mentioned above, poultry processing company Sanderson Farms and agricultural equipment manufacturer AGCO. The weakest contributors to the Fund’s absolute performance were Nufarm, mentioned above, frozen foods and cold storage company Nichirei and horticultural company and food supplier Costa Group.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 31 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that components are added or removed, and rebalanced quarterly in accordance with the rules of the Underlying Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Global Agribusiness Small Cap ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Agribusiness Small Cap ETF Market Price[2]	–2.04%	4.67%	5.34%	4.48%	42.63%
IQ Global Agribusiness Small Cap ETF NAV	–2.16%	4.02%	5.33%	4.49%	42.81%
IQ Global Agribusiness Small Cap Index	–1.65%	4.84%	6.04%	5.11%	49.87%
MSCI World Small Cap Index	0.65%	10.67%	7.01%	8.56%	94.69%
MSCI ACWI Select Agriculture Producers IMI Index[3]	2.29%	9.33%	3.12%	2.55%	22.67%

1	Fund Inception Date: 3/22/2011.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	The MSCI ACWI Select Agriculture Producers IMI Index has replaced the Russell Global Small Cap Agriculture Fishing & Ranching Index (“Russell Index”) as the Fund’s benchmark index, due to the termination of the Russell Index on December 31, 2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the IQ U.S. Real Estate Small Cap ETF returned 11.16% at NAV (net asset value) and 11.24% at market price.1 To compare, the Fund’s Underlying Index, the IQ U.S. Real Estate Small Cap Index,2 returned 11.84% for the same time period. The Dow Jones U.S. Real Estate Index2 returned 19.06% for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index seeks to capture the performance of the small-cap U.S. real estate equity market. The investable universe is limited to, at most, 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria. Underlying Index components are weighted by their float-adjusted market capitalization.

The Underlying Index classifies real estate investment trusts (REITs) as residential, hotel, retail, office, diversified, specialized or mortgage REITs. Over time, mortgage REITs have shown interest rate sensitivity. Office REITs and retail REITs are affected by the overall economic environment. Virtually all publicly traded U.S. REITs exhibit sensitivity to the broad U.S. equity market. Other factors that affect REITs are the metropolitan markets in which they operate and the various types of properties that make up the REITs’ portfolios.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the Underlying Index’s specialized REIT sector was the highest contributor, while hotel REITs provided the weakest, yet positive, contribution for the same period. Residential REIT holdings had the highest total return, but their contribution was limited due to its lower weight relative to the other sectors.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were mortgage REITs, specialized REITs and residential REITs. During the reporting period, hotel REITs, retail REITs and diversified REITs recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were specialized REITs, office REITs and mortgage REITs. The sectors that made the weakest contributions to the Fund’s absolute performance were hotel REITs, residential REITs and retail REITs.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks providing the highest total returns during the reporting period were CareTrust REIT, a specialized REIT focused on healthcare and senior living properties; Arbor Reality Trust, a mortgage REIT focused on bridge and mezzanine loads; and Tier REIT, Inc., an office REIT focused on commercial office real estate. The Underlying Index constituents with the lowest total returns for the reporting period included three retail REITs with national portfolios of properties: CBL & Associates Properties, Office Properties Income Trust and American Finance Trust, Inc.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 33 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period included two specialized REITs, CareTrust REIT and Physicians Realty Trust, and office REIT Rexford Industrial Reality Inc. The weakest contributors were Office Properties Income Trust, CBL & Associates Properties and Pebblebrook Hotel Trust.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations.

During the reporting period, several Underlying Index constituents were removed due to merger activity. These included Select Income REIT, Education Realty Trust and MTGE Investment.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2019)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price[2]	11.24%	6.09%	5.53%	8.77%	93.94%
IQ U.S. Real Estate Small Cap ETF NAV	11.16%	6.05%	5.56%	9.02%	97.58%
IQ U.S. Real Estate Small Cap Index	11.84%	6.85%	6.37%	9.84%	109.55%
Dow Jones U.S. Real Estate Index	19.06%	8.69%	9.02%	9.79%	108.92%

1	Fund Inception Date: 6/14/2011.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did the IQ S&P High Yield Low Volatility Bond ETF perform during the 12 months ended April 30, 2019?

For the 12 months ending April 30, 2019 (the “reporting period”), the total return for the IQ S&P High Yield Low Volatility Bond ETF was 6.31% at NAV (net asset value) and 6.56% at market price.1 To compare, the Fund’s Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index,2 returned 6.41% for the same time period. The ICE BofAML U.S. High Yield Index2 returned 6.71% for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Fund seeks investment results that track the price and yield performance of its Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index. The Underlying Index is made up of U.S. dollar-denominated high yield corporate bonds that have been selected in accordance with a rules-based methodology. This methodology is based on the concept that duration3 times spread4 (DTS) is an effective volatility measure of credit risk for corporate bonds. Overlaying the marginal contribution to risk (MCR) approach on the DTS of a corporate bond portfolio and measuring the credit risk of individual bonds in a portfolio context allows for a meaningful way to screen out riskier bonds. As such, the total return volatility for bonds in the S&P U.S. High Yield Low Volatility Corporate Bond Index is, in the aggregate, expected to be lower relative to the aggregate group of bonds in the broad U.S. dollar-denominated high yield corporate bond market.

Between April 30, 2018 and April 30, 2019, the Federal Reserve (Fed) raised the targeted federal funds rate by 0.25% three times. The spread between the target range of the lower and upper bound of the federal funds rate is 0.25%. On April 30, 2018 the upper bound of the federal funds rate was 1.75% and on April 30, 2019 it was 2.5%.

Over the reporting period, the U.S. Treasury yield curve5 inverted at the front end. While the upper bound of the Fed funds rate increased from 1.75% to 2.5%, the two-year Treasury yield decreased from 2.65% to 2.27%. During the same period, rates on longer-dated bonds also declined, with the 10-year Treasury moving from 2.95% to 2.5%.

As mentioned, the Fed raised its target rate three times during the reporting period and accelerated its balance sheet reduction as the U.S. economy expanded, unemployment fell and inflation measures remained benign. The U.S. Treasury yield curve flattened and even inverted along the front-end by the end of 2018. The Fed adopted a dovish stance during its latest testimony in March 2019. Chairman Powell cited the risks of a slowing economy over the next few years and waning fiscal stimulus from tax cuts. Forward guidance from the Fed suggested a target rate of 2.9% by the end of 2020, 50 basis points lower than previously communicated. (A basis point is one one-hundredth of a percentage point.) The Fed also removed the prospects for additional rate hikes in 2019 and outlined plans to slow the pace of quantitative tightening, with a complete end to the reduction of the Fed’s balance sheet by September 2019. Lastly, the Fed stated that portfolio run-off, which typically includes coupons paid and principal pay-downs, would be reinvested into shorter-term US Treasury securities in an effort to lower the average maturity of the portfolio holdings.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.
2	See page 36 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The option-adjusted spread (OAS)3 of the overall U.S. high yield corporate bond market, as represented by the ICE BofAML U.S. High Yield Index4, increased by 27 basis points and had an excess return5 over similar duration-matched Treasury securities of 2.12%. During the reporting period, relatively high quality bonds rated “BB” to “B” experienced a 16 basis point increase change in spreads, while lower-quality bonds rated “CCC” experienced a 101 basis point increase in spreads6. In line with the Fund’s underlying strategy, lower-quality bonds had a smaller weight in the Fund relative to the ICE BofAML U.S. High Yield Index.

What factors affected the Fund’s performance during the reporting period?

The Fund underperformed the S&P U.S. High Yield Low Volatility Corporate Bond Index by ten basis points during the reporting period, reflecting the Fund’s optimization process and bond market structure.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index during the reporting period included financials, and information technology. The sectors recording the lowest total returns over the same period included consumer discretionary and industrials.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance included media, health care and energy. The sectors making the weakest contributions to the Fund’s absolute performance over the reporting period were consumer discretionary and industrials.

During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?

In the Underlying Index, the securities providing the highest total returns during the reporting period included high yield bonds issued by clean power generation company TerraForm Power, hospital operator HCA Healthcare, and storage & information management company Iron Mountain. The Underlying Index components with the lowest total returns for the same period included high yield bonds issued by the telecommunications company Telecom Italia, real estate investment trust Commscope and specialty retailer Rite Aid.

3	Option-adjusted spread (OAS) is the measurement of the spread of a fixed income security rate and the risk-free rate of return, which is adjusted to take into account an embedded option. Typically, an analyst uses the Treasury securities yield for the risk-free rate. The spread is added to the fixed income security price to make the risk-free bond price the same as the bond.
4	See page 36 for more information on this index.
5	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
6	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual securities made the strongest contributions to the Fund’s absolute performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the Fund’s absolute performance during the reporting period included finance company, Ally Financial, real estate investment trust Starwood, and midstream natural gas & natural gas services company Targa Resources. The weakest contributors were issued by specialty retailer Rite Aid, computer hardware maker Western Digital and real estate investment trust Commscope.

Were there any changes in the Underlying Index during the reporting period?

The security selection process of the Underlying Index is designed to measure the performance of U.S. high yield bonds that exhibit low volatility characteristics, as measured by marginal contribution to risk (MCR), and that meet both liquidity and maturity criteria. Bonds that meet the criteria of the S&P U.S. High Yield Low Volatility Corporate Bond Index are market value weighted, subject to an issuer weight cap, whereby any issuer that exceeds 3% of the market value weight of the index is capped at 3%. The excess market value over the 3% cap is redistributed on a pro-rata basis to all other index constituents of issuers that are below the 3% cap. This process is then repeated until no issuer exceeds the 3% limit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ S&P High Yield Low Volatility Bond ETF
(as of April 30, 2019)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ S&P U.S. High Yield Low Volatility Bond ETF Market Price[2]	6.56%	3.65%	8.23%
IQ S&P U.S. High Yield Low Volatility Bond ETF NAV	6.31%	3.65%	8.22%
S&P U.S. High Yield Low Volatility Corporate Bond Index	6.41%	3.92%	8.86%
ICE BofAML U.S. High Yield Index (previously named Merrill Lynch U.S. High Yield Master II Index)	6.71%	5.31%	12.08%

1	Fund Inception Date: 2/15/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 500 International ETF perform during the period since its inception on December 13, 2018 through April 30, 2019 (the “reporting period”)?

For the reporting period, IQ 500 International ETF returned 8.47% at NAV (net asset value) and 8.52% at market price.1 To compare, the Fund’s Underlying Index, the IQ 500 International Index, returned 8.53% for the same time period. The MSCI EAFE NR Index2 and the FTSE Developed ex U.S. Index2 returned 9.65% and 9.53%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index seeks to capture the equity performance of the 500 highest ranked international companies according to a fundamental composite rank composed of revenue, market share and operating margin growth. The Fund focuses on large capitalization stocks in developed markets outside the United States that exhibit dominant market share and strong operating efficiency. International investing exposes the Fund to currency fluctuations and local trends in international developed market economies.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the Fund’s European holdings outperformed holdings in other regions, posting the largest positive contribution to return. North American holdings provided the weakest contribution to the Fund’s performance for the same period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the Fund’s best performing sectors during the reporting period were information technology, industrials and financials. During the same period, telecommunication services, utilities and health care provided the weakest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors providing the strongest positive contributions to the Fund’s absolute performance were industrials, consumer discretionary and financials. The sectors that made the weakest contributions to the Fund’s absolute performance were real estate, telecommunication services and health care.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were precision machinery and instrument manufacturer Olympus, consumer electronics retailer CECONOMY and business support services provider SPIE. The Underlying Index constituents with the lowest total returns for the same period were bread makers Yamazaki Baking, engineering and construction services provider SNC-Lavalin and convenience store franchise chain FamilyMart.

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that posted the strongest contributions to the Fund’s absolute performance during the reporting period were multinational conglomerate SoftBank, aeronautics company Airbus and luxury goods conglomerate LVMH. The weakest contributors to the Fund’s absolute performance during the same period were supermarket and shopping center operator AEON, diversified retailer Seven & I and industrial conglomerate Thyssenkrupp.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 38 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted annually and reviewed quarterly in accordance with the rules of the Underlying Index. During the quarterly review, the Underlying Index is reweighted, if necessary, so that no single component has a weight of greater than 5% of the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ 500 International ETF
(as of April 30, 2019)

Since Inception[1]
Cumulative
IQ 500 International ETF Market Price[2]	8.52%
IQ 500 International ETF NAV	8.47%
IQ 500 International Index	8.53%
MSCI EAFE NR Index	9.65%
FTSE Developed ex U.S. Index	9.53%

1	Fund Inception Date: 12/13/2018.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2019?

For the 12-month period ended April 30, 2019 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned -0.42% at NAV (net asset value) and -0.03% at market price.1 To compare, the Fund’s Underlying Index, FTSE Developed ex North America 50% Hedged to USD Index,2 returned -0.51% for the same period. The FTSE Developed ex North America Index Local Currency2 and the FTSE Developed ex North America Index2 returned 3.28% and -4.20%, respectively, for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Fund was affected during the reporting period by the currency effect of investing in international developed equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed ex North America Index with a 50% currency hedge to the U.S. dollar.

The strategy offers broad exposure to developed country equity markets. In additional to the risks of investing in equity securities, including loss of initial value and performance volatility, local economic risks and broad geo-political risks also exist. The strategy’s exposure to local currency effects also introduces further risks in cases where a local currency depreciates relative to the U.S. dollar.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, most currencies of major developed nations depreciated against the U.S. dollar. Of the 14 currency exposures in the Underlying Index, only the Hong Kong Dollar and Israel New Shekel appreciated against the U.S. dollar. The total currency effect of the Underlying Index was negative. Use of the Fund’s 50% currency hedge offset some of the negative currency impact. While local equity performance was positive for the Underlying Index, the local equity returns were offset by a greater margin from both the 50% and unhedged currency overlay.

Local equity performance are affected by systematic risks of the local market economies. Both long-term and short-term influences impact currency returns, such as local monetary policy, changes in interest rate differentials and geopolitical risks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, on a USD basis, the best-performing sectors in the Underlying Index during the reporting period were health care, technology, and utilities. During the same period, the consumer goods, financials and communication services sectors recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns on a USD basis into account, the sectors that made the strongest positive contributions to the Underlying Index’s absolute performance were health care, information technology and utilities. The sectors that made the weakest contributions to the Underlying Index’s absolute performance were financials, consumer goods and industrials.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 41 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period included Fortescue Metals Group, a developer of iron ore deposits; GMO Payment Gateway, an ecommerce transaction service; Magellan Financial Group, a global investment management group. GMO Payments and Magellan Financial were not included in the representative sample of securities held by the Fund.

The Underlying Index constituents producing the lowest total returns for the reporting period included Leopalace21, a real estate developer; Chiyoda Corp, a plant construction firm; Brightoil Petroleum, a petroleum refining and marking company. All three components were not included in the representative sample of securities held by the Fund.

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns on a USD basis into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period included Nestle, a food and beverage maker; Novartis, a holding company that develops, manufactures and markets health care products; and Roche Holding a health care research company.

The weakest contributors to the Fund’s absolute performance during the reporting were Bayer, a maker of pharmaceutical, agricultural and health products; Samsung Electronics, which manufactures and sells electronics and computer peripherals; and British American Tobacco, a holding company engaged in the manufacture and distribution of tobacco products.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2018 and March 2019. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

The Underlying Index added Poland as a new country.

Management’s Discussion of Fund Performance (unaudited) (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price[2]	–0.03%	9.29%	4.12%	16.46%
IQ 50 Percent Hedged FTSE International ETF NAV	–0.42%	9.01%	4.04%	16.16%
FTSE Developed ex North America 50% Hedged to USD Index	–0.51%	9.44%	4.58%	18.44%
FTSE Developed ex North America Index Local Currency	3.28%	11.28%	5.43%	22.11%
FTSE Developed ex North America Index	–4.20%	7.57%	3.66%	14.55%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Europe ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), IQ 50 Percent Hedged FTSE Europe ETF returned 1.45% at NAV (net asset value) and 1.90% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed Europe 50% Hedged to USD Index,2 returned 1.71% for the same period. The FTSE Developed Europe Index Hedged2 and the FTSE Developed Europe Index2 returned 6.47% and -2.89%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Fund was affected during the reporting period by the currency effect of investing in developed European equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed Europe Index with a 50% currency hedge to the U.S. dollar.

The strategy offers broad exposure to developed European equity markets. In additional to the risks of investing in equity securities including loss of initial value and performance volatility, local economic risks and broad geopolitical risks also exist. The strategy’s exposure to local currency effects also introduces further risks in cases where a local currency depreciates relative to the U.S. dollar.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the underlying equities contributed positively to the Underlying Index on a local currency basis. However, the 7 currency exposures of the Underlying Index depreciated against the U.S. Dollar. Given the negative currency effect, the Fund’s 50% currency hedge mitigated some of the negative currency impact. Local equity performance are affected by systematic risks of the local market economies. Both long-term and short-term influences impact currency returns, such as local monetary policy, changes in interest rate differentials, and geopolitical risks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, on a USD basis, the best-performing sectors in the Underlying Index included technology, health care and utilities. During the reporting period, the telecommunications, financials and basic materials sectors recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns on a USD basis into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were utilities, health care and information technology. The sectors that produced the weakest contributions to the Fund’s absolute performance were financials, energy and telecommunications.

During the reporting period, which individual stocks had the highest total returns and which securities had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns on a USD basis during the reporting period included enterprise application management solutions provider Micro Focus International, steel making and mining company Evraz, and digital auto marketplace platform Auto Trader Group. The Underlying Index constituents producing the lowest total returns for the reporting period included semiconductor manufacturer AMS, jewelry designer and maker Pandora and postal and delivery services provider Royal Mail.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 43 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period included food and beverage company Nestle, health care products producer Novartis and health care research company Roche Holding. The weakest contributors were health care and nutrition product maker Bayer; tobacco product manufacturer and distributor British American Tobacco and telecommunication services provider Vodafone Group.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2018 and March 2019. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

Poland was introduced to the Underlying Index in the September 2018 reconstitution.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ 50 Percent Hedged FTSE Europe ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Europe ETF Market Price[2]	1.90%	8.63%	4.05%	16.17%
IQ 50 Percent Hedged FTSE Europe ETF NAV	1.45%	9.01%	4.05%	16.17%
FTSE Developed Europe 50% Hedged to USD Index	1.71%	9.51%	4.70%	18.94%
FTSE Developed Europe Index Hedged	6.47%	11.75%	6.37%	26.27%
FTSE Developed Europe Index	–2.89%	7.22%	2.96%	11.63%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Japan ETF perform during the 12 months ended April 30, 2019?

For the 12-month period ended April 30, 2019, the Fund returned -5.96% at NAV (net asset value) and -5.71% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Japan 50% Hedged to USD Index,2 returned -5.70% for the same period. The FTSE Japan Index Hedged2 and the FTSE Japan Index2 returned -3.85% and -7.59%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Fund was affected during the reporting period by the currency effect of investing in the Japanese equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Japan Index with a 50% currency hedge to the U.S. dollar.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the yen remained stagnant against the U.S. dollar. Developments in local market economies were the primary influence on the performance of the local Japanese equity market.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. During the reporting period, the hedge added 1.68% to Fund performance. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index during the reporting period were communication services, health care and information technology. During the same period energy, financials and materials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were communication services, health care and utilities. The sectors that produced the weakest contributions to the Fund’s absolute performance were financials, consumer discretionary and industrials.

During the reporting period, which dual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were GMO Payment Gateway, a provider of payment-related services and other financial services; Rakuten, an internet services provider; and Daiichi Sankyo, which develops, manufactures and sells pharmaceutical products.

The Underlying Index constituents with the lowest total returns for the reporting period were Leopalace21, a leasing and construction business; Chiyoda, an engineering services provider; and Suruga Bank, which provides banking and other financial services.

Which securities made the strongest contributions to the Fund’s performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were SoftBank Group, a telecommunications services provider; Daiichi Sankyo, a pharmaceutical company; and Recruit Holdings, which provides integrated human resource services.

The weakest contributors were Mitsubishi UFJ Financial Group, a financial services provider; Panasonic, which manufactures electrical products; and Honda Motor, an automobile, motorcycle and power products company.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. . The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 45 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, by FTSE in September 2018 and March 2019. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares available for purchase by investors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ 50 Percent Hedged FTSE Japan ETF
(as of April 30, 2019)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Japan ETF Market Price[2]	–5.71%	7.11%	2.23%	8.67%
IQ 50 Percent Hedged FTSE Japan ETF NAV	–5.96%	8.22%	2.30%	8.95%
FTSE Japan 50% Hedged to USD Index	–5.70%	8.74%	2.84%	11.14%
FTSE Japan Index Hedged	–3.85%	10.00%	1.68%	6.51%
FTSE Japan Index	–7.59%	7.27%	3.76%	14.95%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Chaikin U.S. Small Cap ETF perform during the 12 months ended April 30, 2019?

For the 12 months ended April 30, 2019 (the “reporting period”), the Fund returned -4.10% at NAV (net asset value) and -4.14% at market price.1 In comparison to the Fund’s Underlying Index, NASDAQ Chaikin Power U.S. Small Cap Index,2 returned -3.71% for the same period. The Russell 2000 Index2 and the NASDAQ US 1500 Index2 returned 4.61% and 4.69%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index seeks to capture the performance of the U.S. small-cap universe by selecting stocks that have a probability of outperforming peers, based on Chaikin Power Gauge stock ratings. The Chaikin Power Gauge is a proprietary, 20-factor quantitative stock selection model that combines value, growth, technical and sentiment indicators.

During the reporting period, the U.S. small-cap universe performed positively. U.S. small-cap companies are generally more domestically focused compared to U.S. large-cap companies. These companies also generally maintain a higher effective tax rate relative to large-cap companies. During the period, small-cap companies reported slightly lower returns than large-cap companies but reported stronger earnings following passage of the Tax Cuts and Jobs Act of 2017. While the U.S. Federal Reserve has been raising short-term rates, the U.S. economy has been growing at higher rates relative to other developed market countries. Improving GDP growth has also shown that the U.S. is in an environment of continued economic growth. With lower than expected inflation, input prices didn’t grow by a substantial amount. The labor market has also been tight with more muted wage inflation, helping to reduce overall operating costs to corporations.

What factors affected the Fund’s performance during the reporting period?

Some major themes affecting the U.S. markets over the reporting period included corporate tax reform, rising interest rates, muted but rising inflation, an increase in market volatility, political uncertainty surrounding tariffs and the uncertainty of a trade war with China.

The strategy utilizes the Chaikin Power Gauge ranking as selection overlay versus a U.S. small-cap universe. The selected securities are equal-weighted in the final construction creating greater active share compared to a market weighted index. Sector distribution is determined as a result of final security selection, possibly resulting in the exclusion of certain sectors.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index during the reporting period included communication services, information technology and consumer staples. During the same period, real estate, materials and energy recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were information technology, health care and communication services. The sectors that made the weakest contributions to the Fund’s absolute performance were financials, industrials and materials.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks generating the highest total returns during the reporting period were workplace essentials supplier Essendant, biofuel and renewable chemical producer Renewable Energy Group and online travel company Liberty TripAdvisor Holdings.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NASDAQ and does not represent returns an investor would receive if shares were traded at other times.
2	See page 47 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Underlying Index constituents with the lowest total returns for the reporting period were pharmaceuticals and chemicals manufacturer Aceto, reinsurer Maiden Holdings and metal fabrication company NCI Building Systems.

Which individual stocks made the strongest contributions to the Fund’s performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were banking services provider First Bancorp, Essendant, mentioned above, and social game developer Zynga. The weakest contributors to the Fund’s absolute performance were Maiden Holdings and NCI Buildings Systems, both mentioned above, and outdoor recreation products maker Vista Outdoors.

Were there any changes in the Underlying Index during the reporting period?

In accordance with its rules, the Underlying Index was rebalanced and reconstituted, meaning that components were added to or removed from the Underlying Index, in April 2019.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2019)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price[2]	–4.14%	1.96%	3.88%
IQ Chaikin U.S. Small Cap ETF NAV	–4.10%	1.97%	3.89%
NASDAQ Chaikin Power U.S. Small Cap Index	–3.71%	2.52%	5.00%
Russell 2000 Index	4.61%	8.42%	17.16%
NASDAQ US 1500 Index	4.69%	8.70%	17.75%

1	Fund Inception Date: 5/16/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NASDAQ and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Chaikin U.S. Large Cap ETF perform during the 12 months ended April 30, 2019?

Over the 12 months ending April 30, 2019 (the “reporting period”), IQ Chaikin U.S. Large Cap ETF returned -0.13% at NAV (net asset value) and -0.13% at market price.1 To compare, the Fund’s Underlying Index, the NASDAQ Chaikin Power U.S. Large Cap Index, returned 0.09% for the same period. The S&P 500 Index2 and the NASDAQ US 300 Total Return Index2 returned 12.82% and 13.96%, respectively, for the same period.

What were the most significant factors and risks that influenced the markets in which the Fund invested during the reporting period?

The Underlying Index seeks to capture the performance of the U.S. large-cap universe by selecting stocks that have a probability of outperforming peers based on Chaikin Power Gauge stock ratings. The Chaikin Power Gauge is a proprietary, 20-factor quantitative stock selection model that combines value, growth, technical and sentiment indicators.

The Underlying Index seeks exposure to the U.S. large-cap universe. During the reporting period, the U.S. large-cap universe performed positively. Large Cap companies frequently have more global operations than smaller companies. During the period, large-cap companies reported stronger earnings following passage of the Tax Cuts and Jobs Act in late 2017. While the U.S. Federal Reserve has been raising short-term rates, the U.S. economy has been growing at higher rates relative to other developed market countries. Improving GDP growth has also shown the US is in an environment of continued economic growth. With lower than expected inflation, input prices didn’t grow by a substantial amount. The labor market has also been tight with more muted wage inflation, helping to reduce overall operating costs to corporations.

What factors affected the Fund’s performance during the reporting period?

The strategy utilizes the Chaikin Power Gauge ranking as selection overlay versus a U.S. large-cap universe. The selected securities are equal-weighted in the final construction creating greater active share compared to a market weighted index. Sector distribution is determined as a result of final security selection possibly resulting in the exclusion of certain sectors.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index during the reporting period were industrials, health care and information technology. During the same period, utilities, materials and energy recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were information technology, industrials and financials. The sectors that made the weakest contributions to the Fund’s absolute performance were utilities, energy and consumer staples.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks generating the highest total returns during the reporting period were health care provider HCA Healthcare, insurer Progressive, and rail transportation company Norfolk Southern Corporation. The Underlying Index constituents with the lowest total returns for the reporting period were energy provider PG&E, financial holding company State Street and technology consulting and support services provider DXC Technology.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NASDAQ and does not represent returns an investor would receive if shares were traded at other times.
2	See page 49 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which securities made the strongest contributions to the Fund’s performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Norfolk Southern and HCA Healthcare, both mentioned earlier, and power utility Exelon. The weakest contributors to the Fund’s absolute performance were PG&E and State Street, both mentioned earlier, and shipping and logistics company FedEx.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that components were added to or removed from the Underlying Index, in April 2019.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2019)

Fund Performance History
IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2019)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price[2]	–0.13%	0.86%	1.19%
IQ Chaikin U.S. Large Cap ETF NAV	–0.13%	0.85%	1.18%
NASDAQ Chaikin Power U.S. Large Cap Index	0.09%	1.10%	1.53%
S&P 500 Index	12.82%	9.01%	12.66%
NASDAQ US 300 Total Return Index	13.96%	9.82%	13.81%

1	Fund Inception Date: 12/13/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NASDAQ and does not represent returns an investor would receive if shares were traded at other times.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2018 to 04/30/2019” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratios for the Period 11/01/18 to 04/30/19	Expenses[1] Paid During the Period 11/01/18 to 04/30/19
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,033.70	0.54%	$2.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$1,037.90	0.76%	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$1,025.60	0.76%	$3.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$1,059.60	0.76%	$3.88
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$1,055.80	0.76%	$3.87
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Real Return ETF
Actual	$1,000.00	$1,025.40	0.27%	$1.36
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.46	0.27%	$1.35
IQ Leaders GTAA Tracker ETF
Actual	$1,000.00	$1,082.80	0.28%	$1.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.41	0.28%	$1.40
IQ Enhanced Core Bond U.S. ETF
Actual	$1,000.00	$1,038.30	0.21%	$1.06
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ Enhanced Core Plus Bond U.S. ETF
Actual	$1,000.00	$1,030.90	0.21%	$1.06
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ Short Duration Enhanced Core Bond U.S. ETF *
Actual	$1,000.00	$1,022.30	0.20%	$0.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
IQ Merger Arbitrage ETF
Actual	$1,000.00	$990.00	0.76%	$3.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Resources ETF
Actual	$1,000.00	$1,015.90	0.76%	$3.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Agribusiness Small Cap ETF
Actual	$1,000.00	$1,119.50	0.76%	$3.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$1,066.20	0.70%	$3.59
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ S&P High Yield Low Volatility Bond ETF
Actual	$1,000.00	$1,059.50	0.40%	$2.04
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ 500 International ETF **
Actual	$1,000.00	$1,084.70	0.25%	$0.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$1,079.30	0.20%	$1.03
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratios for the Period 11/01/18 to 04/30/19	Expenses[1] Paid During the Period 11/01/18 to 04/30/19
IQ 50 Percent Hedged FTSE Europe ETF
Actual	$1,000.00	$1,097.00	0.30%	$1.56
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ 50 Percent Hedged FTSE Japan ETF
Actual	$1,000.00	$1,011.90	0.30%	$1.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$1,026.90	0.35%	$1.76
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ Chaikin U.S. Large Cap ETF
Actual	$1,000.00	$1,036.40	0.25%	$1.26
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

*	Fund commenced operations on December 18, 2018. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 134/365 (to reflect commencement of operation).
**	Fund commenced operations on December 13, 2018. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 139/365 (to reflect commencement of operation).
1	Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365.

Portfolio Summaries* (unaudited)

April 30, 2019

IQ Hedge Multi-Strategy Tracker ETF

Net Assets ($ mil): $993.4

Asset Class	% of Net Assets
U.S. Ultra Short Term Treasury Bond Funds	28.6%
Floating Rate — Investment Grade Funds	10.5
Investment Grade Corporate Bond Funds	9.3
Money Market Fund	9.0
Bank Loan Funds	8.5
International Small Cap Equity Funds	5.2
BRIC Equity Funds	3.7
Mortgage Backed Securities Funds	3.7
Europe Equity Funds	3.2
Euro Fund	2.5
Japan Equity Funds	2.3
Emerging Markets Small Cap Equity Fund	2.3
U.S. Small Cap Growth Funds	2.1
Emerging Bonds — USD Funds	2.1
Emerging Bonds — Local Currency Funds	2.0
U.S. Medium Term Treasury Bond Funds	1.9
High Yield Corporate Bond Funds	1.8
U.S. Large Cap Growth Funds	1.8
Japanese Yen Fund	1.4
Asia ex Japan Equity Funds	1.4
U.S. Large Cap Core Funds	1.3
U.S. Dollar Fund	1.3
Silver Fund	0.8
U.S. Small Cap Core Funds	0.8
Municipal Bond Fund	0.4
International Equity Core Funds	0.3
U.S. REITS Funds	0.3
Broad Fund	0.3
Convertible Bond Fund	0.1
Total Investments	108.9
Other Assets and Liabilites, Net	(8.9)
Total Net Assets	100.0%

IQ Hedge Macro Tracker ETF

Net Assets ($ mil): $5.3

Asset Class	% of Net Assets
U.S. Ultra Short Term Treasury Bond Funds	28.9%
Money Market Funds	19.1
Floating Rate — Investment Grade Funds	14.6
BRIC Equity Funds	9.5
International Small Cap Equity Funds	6.0
Investment Grade Corporate Bond Funds	5.7
U.S. Medium Term Treasury Bond Funds	5.6
Europe Equity Fund	4.4
Japan Equity Fund	3.8
Emerging Small Cap Equity Fund	2.6
U.S. Dollar Fund	2.6
Emerging Bonds — USD Funds	2.6
Japanese Yen Fund	2.5
Emerging Bonds — Local Currency Funds	2.5
U.S. Small Cap Core Funds	2.1
Euro Fund	2.0
Silver Fund	1.6
U.S. Large Cap Growth Funds	1.2
U.S. Large Cap Core Fund	1.0
Broad Fund	0.7
Total Investments	119.0
Other Assets and Liabilites, Net	(19.0)
Total Net Assets	100.0%

IQ Hedge Market Neutral Tracker ETF

Net Assets ($ mil): $15.7

Asset Class	% of Net Assets
U.S. Ultra Short Term Treasury Bond Funds	41.8%
Money Market Fund	16.8
Investment Grade Corporate Bond Funds	12.3
Bank Loan Funds	11.2
International Small Cap Equity Funds	7.4
Floating Rate — Investment Grade Funds	5.6
Mortgage Backed Securities Funds	4.2
U.S. Small Cap Growth Funds	3.0
Europe Equity Funds	3.0
Euro Fund	2.5
Asia ex Japan Equity Funds	2.4
High Yield Corporate Bond Funds	2.1
Japan Equity Fund	1.9
U.S. Large Cap Growth Funds	1.5
U.S. Large Cap Core Funds	0.6
Municipal Bond	0.5
Total Investments	116.8
Other Assets and Liabilites, Net	(16.8)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2019

IQ Hedge Long/Short Tracker ETF

Net Assets ($ mil): $6.5

Asset Class	% of Net Assets
U.S. Ultra Short Term Treasury Bond Funds	17.1%
International Equity Core Fund	16.0
Investment Grade Corporate Bond Funds	15.5
U.S. Large Cap Core Funds	14.7
International Small Cap Equity Funds	12.7
Money Market Fund	12.5
U.S. Momentum Fund	6.3
Bank Loan Funds	6.3
International Large Cap Growth Fund	5.8
U.S. Long Term Treasury Bond Funds	3.0
U.S. Small Cap Value Funds	1.4
Volatility Note	0.9
U.S. Preferred Funds	0.1
Total Investments	112.3
Other Assets and Liabilites, Net	(12.3)
Total Net Assets	100.0%

IQ Hedge Event-Driven Tracker ETF

Net Assets ($ mil): $4.3

Asset Class	% of Net Assets
High Yield Corporate Bond Funds	31.4%
Investment Grade Corporate Bond Funds	24.6
Bank Loan Funds	23.8
Convertible Bond Fund	10.2
U.S. Small Cap Growth Funds	9.7
Money Market Fund	4.3
U.S. Ultra Short Term Treasury Bond Funds	0.1
Total Investments	104.1
Other Assets and Liabilites, Net	(4.1)
Total Net Assets	100.0%

IQ Real Return ETF

Net Assets ($ mil): $57.0

Asset Class	% of Net Assets
U.S. Ultra Short Term Treasury Bond Funds	51.5%
U.S. Short Term Investment Grade Fund	24.9
Money Market Fund	17.8
U.S. Large Cap Core Funds	10.2
Oil Fund	4.2
U.S. Small Cap Core Fund	4.0
Euro Fund	3.4
Emerging Equity Funds	0.9
Japanese Yen Fund	0.8
Total Investments	117.7
Other Assets and Liabilities, Net	(17.7)
Total Net Assets	100.0%

IQ Leaders GTAA Tracker ETF

Net Assets ($ mil): $43.7

Asset Class	% of Net Assets
International Equity Core Funds	24.2%
U.S. Large Cap Core Funds	21.3
Aggregate Bond Funds	19.9
High Yield Corporate Bond Funds	18.9
Money Market Fund	9.4
Emerging Equity Funds	8.0
Convertible Bond Fund	6.9
Investment Grade Corporate Bond Funds	0.6
Total Investments	109.2
Other Assets and Liabilites, Net	(9.2)
Total Net Assets	100.0%

IQ Enhanced Core Bond U.S. ETF

Net Assets ($ mil): $88.6

Asset Class	% of Net Assets
U.S. Short Term Treasury Bond Funds	50.0%
Investment Grade Corporate Bond Funds	36.1
Short Maturity Investment Grade Corporate Bond Fund	13.9
Money Market Fund	0.0	(a)
Total Investments	100.0
Other Assets and Liabilites, Net	(0.0)	(a)
Total Net Assets	100.0%

IQ Enhanced Core Plus Bond U.S. ETF

Net Assets ($ mil): $156.5

Asset Class	% of Net Assets
U.S. Short Term Treasury Bond Funds	49.2%
Investment Grade Corporate Bond Funds	30.3
Short Maturity Investment Grade Corporate Bond Fund	11.7
High Yield Corporate Bond Funds	5.9
Emerging Market Bond Funds	2.8
Money Market Fund	0.8
Total Investments	100.7
Other Assets and Liabilites, Net	(0.7)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2019

IQ Short Duration Enhanced Core Bond U.S. ETF

Net Assets ($ mil): $3.8

Asset Class	% of Net Assets
Short Maturity Investment Grade Corp Bond Fund	60.7%
High Yield Corporate Bond Funds	25.0
Floating Rate — Investment Grade Funds	5.7
U.S. Short Term Treasury Bond Funds	4.4
Investment Grade Corporate Bond Fund	4.1
Money Market Fund	2.5
Total Investments	102.4
Other Assets and Liabilites, Net	(2.4)
Total Net Assets	100.0%

IQ Merger Arbitrage ETF

Net Assets ($ mil): $985.8

Industry	% of Net Assets
Information Technology	36.3%
Health Care	22.5
Money Market Fund	18.2
Industrials	11.4
Financials	9.4
Communication Services	4.1
Materials	1.6
Real Estate	0.5
Total Investments	104.0
Other Assets and Liabilites, Net	(4.0)
Total Net Assets	100.0%

IQ Global Resources ETF

Net Assets ($ mil): $175.3

Industry	% of Net Assets
Energy	16.1%
Timber	15.9
Industrial Metals	14.4
Coal	11.3
Money Market Fund	10.9
Precious Metals	9.8
Water	9.3
Grains Food Fiber	7.1
Livestock	7.0
Total Investments	101.8
Other Assets and Liabilities, Net	(1.8)
Total Net Assets	100.0%

IQ Global Agribusiness Small Cap ETF

Net Assets ($ mil): $9.9

Industry	% of Net Assets
Crop Production and Farming	47.1%
Livestock Operations	20.0
Agricultural Chemicals	13.2
Agricultural Machinery	11.1
Agricultural Supplies and Logistics	8.4
Money Market Fund	6.0
Total Investments	105.8
Other Assets and Liabilites, Net	(5.8)
Total Net Assets	100.0%

IQ U.S. Real Estate Small Cap ETF

Net Assets ($ mil): $71.6

Industry	% of Net Assets
Specialized REITs	20.4%
Retail REITs	19.5
Diversified REITs	16.8
Office REITs	16.4
Mortgage REITs	13.2
Hotel REITs	12.5
Money Market Fund	4.8
Residential REIT	0.9
Total Investments	104.5
Other Assets and Liabilites, Net	(4.5)
Total Net Assets	100.0%

IQ S&P High Yield Low Volatility Bond ETF

Net Assets ($ mil): $65.6

Industry	% of Net Assets
Media	13.3%
Health Care	12.1
Consumer Discretionary	11.8
Energy	10.7
Materials	10.4
Industrials	9.3
Telecommunication Services	8.5
Information Technology	7.5
Financials	6.6
Utilities	3.6
Consumer Staples	3.2
Money Market Fund	3.1
Real Estate	1.0
Transportation	0.1
Total Investments	101.2
Other Assets and Liabilites, Net	(1.2)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2019

IQ 500 International ETF

Net Assets ($ mil): $85.7

Industry	% of Net Assets
Industrials	21.6%
Consumer Discretionary	14.8
Consumer Staples	11.9
Financials	10.0
Materials	9.4
Communication Services	7.4
Energy	6.9
Utilities	6.5
Health Care	5.9
Information Technology	5.0
Money Market Fund	3.8
Total Investments	103.2
Other Assets and Liabilites, Net	(3.2)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE International ETF

Net Assets ($ mil): $281.1

Industry	% of Net Assets
Financials	19.2%
Industrials	14.9
Consumer Staples	11.1
Consumer Discretionary	11.0
Health Care	10.5
Information Technology	7.9
Materials	7.8
Energy	5.6
Communication Services	5.3
Money Market Fund	3.6
Utilities	3.3
Real Estate	3.3
Total Investments	103.5
Other Assets and Liabilites, Net	(3.5)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE Europe ETF

Net Assets ($ mil): $8.9

Industry	% of Net Assets
Financials	19.2%
Industrials	13.6
Consumer Staples	13.5
Health Care	12.4
Consumer Discretionary	9.4
Energy	8.1
Money Market Fund	7.8
Materials	7.7
Information Technology	5.3
Communication Services	4.8
Utilities	4.0
Real Estate	1.8
Total Investments	107.6
Other Assets and Liabilites, Net	(7.6)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE Japan ETF

Net Assets ($ mil): $6.2

Industry	% of Net Assets
Industrials	22.3%
Consumer Discretionary	18.3
Information Technology	10.9
Financials	10.9
Consumer Staples	8.9
Health Care	8.8
Communication Services	8.0
Materials	6.2
Real Estate	2.8
Utilities	1.9
Energy	0.9
Money Market Fund	0.6
Total Investments	100.5
Other Assets and Liabilites, Net	(0.5)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2019

IQ Chaikin U.S. Small Cap ETF

Net Assets ($ mil): $348.6

Industry	% of Net Assets
Industrials	30.1%
Financials	24.7
Technology	12.7
Consumer Services	10.6
Consumer Goods	9.6
Basic Materials	8.4
Health Care	3.1
Money Market Fund	1.5
Utilities	0.4
Oil & Gas	0.4
Total Investments	101.5
Other Assets and Liabilites, Net	(1.5)
Total Net Assets	100.0%

IQ Chaikin U.S. Large Cap ETF

Net Assets ($ mil): $278.4

Industry	% of Net Assets
Financials	34.3%
Health Care	15.5
Technology	14.8
Industrials	12.0
Consumer Services	10.1
Consumer Goods	5.8
Utilities	2.9
Oil & Gas	2.9
Basic Materials	1.5
Money Market Fund	0.1
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

(a)	Less than 0.05%.
*	Each Fund’s portfolio is subject to change.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2019

	Shares	Value

Exchange Traded Vehicles — 6.0%

Euro Fund — 2.5%
Invesco CurrencyShares Euro Currency Trust*(a)	229,476	$24,528,690

Japanese Yen Fund — 1.4%
Invesco CurrencyShares Japanese Yen Trust*(a)	169,259	14,475,030

Silver Fund — 0.8%
iShares Silver Trust*(a)	594,877	8,340,175

U.S. Dollar Fund — 1.3%
Invesco DB U.S. Dollar Index Bullish Fund(a)	482,897	12,637,414

Total Exchange Traded Vehicles (Cost $60,660,980)		59,981,309

Investment Companies — 93.9%

Asia ex Japan Equity Funds — 1.4%
iShares Core MSCI Pacific ETF(a)	103,057	5,802,109
iShares MSCI All Country Asia ex Japan ETF(a)	89,260	6,449,928
Vanguard FTSE Pacific ETF	22,042	1,469,540
Total Asia ex Japan Equity Funds		13,721,577

Bank Loan Funds — 8.5%
Invesco Senior Loan ETF(a)	2,639,356	60,626,007
SPDR Blackstone / GSO Senior Loan ETF(a)	509,669	23,877,993
Total Bank Loan Funds		84,504,000

BRIC Equity Funds — 3.7%
iShares China Large-Cap ETF	417,238	18,562,919
iShares MSCI China ETF(a)	212,830	13,518,962
SPDR S&P China ETF(a)	41,975	4,278,931
Total BRIC Equity Funds		36,360,812

Broad Fund — 0.3%
FlexShares Global Upstream Natural Resources Index Fund	78,868	2,592,391

Convertible Bond Fund — 0.1%
SPDR Bloomberg Barclays Convertible Securities ETF	15,828	846,798

Emerging Bonds — USD Funds — 2.1%
iShares J.P. Morgan USD Emerging Markets Bond ETF	176,488	19,378,382
Vanguard Emerging Markets Government Bonds ETF(a)	17,701	1,382,979
Total Emerging Bond — USD Funds		20,761,361

Emerging Bonds — Local Currency Funds — 2.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	89,486	2,390,171
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	518,007	17,156,392
WisdomTree Emerging Markets Local Debt Fund	17,704	603,529
Total Emerging Bonds — Local Currency Funds		20,150,092

	Shares	Value

Investment Companies (continued)

Emerging Markets Small Cap Equity Fund — 2.3%
SPDR S&P Emerging Markets SmallCap ETF	497,144	$22,386,394

Europe Equity Funds — 3.2%
iShares Core MSCI Europe ETF	26,577	1,267,723
iShares MSCI Eurozone ETF(a)	63,478	2,572,763
Vanguard FTSE Europe ETF	92,584	5,157,855
Xtrackers MSCI Europe Hedged Equity ETF	776,373	22,957,349
Total Europe Equity Funds		31,955,690

Floating Rate — Investment Grade Funds — 10.5%
iShares Floating Rate Bond ETF(a)	1,473,046	75,066,424
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	943,209	28,975,381
Total Floating Rate — Investment Grade Funds		104,041,805

High Yield Corporate Bond Funds — 1.8%
iShares 0-5 Year High Yield Corporate Bond ETF	169,831	7,958,281
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	365,431	9,998,192
Total High Yield Corporate Bond Funds		17,956,473

International Equity Core Funds — 0.3%
iShares Core MSCI EAFE ETF	22,004	1,376,570
Vanguard FTSE Developed Markets ETF(a)	38,183	1,604,832
Total International Equity Core Funds		2,981,402

International Small Cap Equity Funds — 5.2%
Schwab International Small-Cap Equity ETF(a)	442,300	14,684,360
Vanguard FTSE All World ex-U.S. Small-Cap ETF(a)	350,774	37,431,094
Total International Small Cap Equity Funds		52,115,454

Investment Grade Corporate Bond Funds — 9.3%
iShares Broad USD Investment Grade Corporate Bond ETF	46,544	2,574,349
SPDR Portfolio Short Term Corporate Bond ETF	217,762	6,654,807
Vanguard Intermediate-Term Corporate Bond ETF	598,388	52,053,772
Vanguard Short-Term Corporate Bond ETF	389,655	31,067,193
Total Investment Grade Corporate Bond Funds		92,350,121

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

	Shares	Value
Investment Companies (continued)

Japan Equity Funds — 2.3%
iShares MSCI Japan ETF	55,151	$3,056,469
Xtrackers MSCI Japan Hedged Equity ETF(a)	486,313	19,763,760
Total Japan Equity Funds		22,820,229

Mortgage Backed Securities Funds — 3.7%
iShares MBS ETF	223,369	23,674,880
Vanguard Mortgage-Backed Securities ETF	242,607	12,654,381
Total Mortgage Backed Securities Funds		36,329,261

Municipal Bond Fund — 0.4%
Vaneck Vectors High-Yield Municipal Index ETF(a)	65,395	4,109,422

U.S. Large Cap Core Funds — 1.3%
Energy Select Sector SPDR Fund(a)	122,982	8,130,340
Invesco KBW Bank ETF	18,740	987,036
SPDR S&P Bank ETF(a)	84,541	3,845,770
Total U.S. Large Cap Core Funds		12,963,146

U.S. Large Cap Growth Funds — 1.8%
iShares Core S&P U.S. Growth ETF(a)	29,841	1,869,240
Schwab U.S. Large-Cap Growth ETF(a)	27,045	2,245,817
SPDR Portfolio S&P 500 Growth ETF(a)	36,593	1,415,417
Vanguard Growth ETF(a)	73,547	12,045,528
Total U.S. Large Cap Growth Funds		17,576,002

U.S. Medium Term Treasury Bond Funds — 1.9%
iShares 3-7 Year Treasury Bond ETF(a)	77,369	9,509,424
Schwab Intermediate-Term U.S. Treasury ETF	95,012	5,090,743
Vanguard Intermediate-Term Treasury ETF(a)	74,458	4,785,415
Total U.S. Medium Term Treasury Bond Funds		19,385,582

U.S. REITS Funds — 0.3%
iShares Core U.S. REIT ETF	1,680	86,671
Schwab U.S. REIT ETF(a)	8,596	381,147
Vanguard Real Estate ETF	27,949	2,425,135
Total U.S. REITS Funds		2,892,953

U.S. Small Cap Core Funds — 0.8%
iShares Russell 2000 ETF(a)	29,347	4,645,337
Schwab U.S. Small-Cap ETF(a)	11,761	852,320
Vanguard Small-Cap ETF	16,519	2,614,627
Total U.S. Small Cap Core Funds		8,112,284

U.S. Small Cap Growth Funds — 2.1%
iShares Russell 2000 Growth ETF(a)	41,190	8,339,739
iShares S&P Small-Cap 600 Growth ETF(a)	27,592	5,091,276
Vanguard Small-Cap Growth ETF(a)	42,579	7,902,662
Total U.S. Small Cap Growth Funds		21,333,677

	Shares	Value

Investment Companies (continued)

U.S. Ultra Short Term Treasury Bond Funds — 28.6%
Goldman Sachs Access Treasury 0-1 Year ETF(a)	285,234	$28,606,118
Invesco Treasury Collateral ETF	46,369	4,892,161
iShares Short Treasury Bond ETF(a)(b)	1,603,699	177,304,962
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	803,629	73,612,416
Total U.S. Ultra Short Term Treasury Bond Funds		284,415,657

Total Investment Companies (Cost $916,367,686)		932,662,583

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $2,205,013)	2,205,013	2,205,013

Investment of Cash Collateral For Securities Loaned — 8.8%

Money Market Fund — 8.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $86,985,349)	86,985,349	86,985,349

Total Investments — 108.9%
(Cost $1,066,219,028)		1,081,834,254

Other Assets and Liabilities, Net — (8.9)%		(88,412,182)

Net Assets — 100.0%		$993,422,072

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $169,075,017; total market value of collateral held by the Fund was $172,575,536. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $85,590,187.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $1,304,490.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	2.10	7/02/2020	Monthly	$(1,436,758)	$—
Consumer Discretionary Select Sector SPDR Fund	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,436,758)	—
Energy Select Sector SPDR Fund	Morgan Stanley	2.95	7/02/2020	Monthly	411,799	—
Energy Select Sector SPDR Fund	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	411,799	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.10	7/02/2020	Monthly	(3,120,139)	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	2.95	7/02/2020	Monthly	131,283	—
FlexShares Global Upstream Natural Resources Index Fund	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	131,283	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,448,789	—
Goldman Sachs Access Treasury 0-1 Year ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,448,789	—
Graniteshares Gold Trust	Morgan Stanley	(6.14)	7/02/2020	Monthly	(15,885)	—
Graniteshares Gold Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(15,885)	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.10	7/02/2020	Monthly	(1,231,788)	—
Invesco CurrencyShares Australian Dollar Trust	Morgan Stanley	(2.89)	7/02/2020	Monthly	(1,238,016)	—
Invesco CurrencyShares Australian Dollar Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,238,016)	—
Invesco CurrencyShares British Pound Sterling Trust	Morgan Stanley	(4.49)	7/02/2020	Monthly	(18,215)	—
Invesco CurrencyShares British Pound Sterling Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(18,215)	—
Invesco CurrencyShares Euro Currency Trust	Morgan Stanley	2.95	7/02/2020	Monthly	1,242,276	—
Invesco CurrencyShares Euro Currency Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,242,276	—
Invesco CurrencyShares Japanese Yen Trust	Morgan Stanley	2.95	7/02/2020	Monthly	733,163	—
Invesco CurrencyShares Japanese Yen Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	733,163	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	2.95	7/02/2020	Monthly	640,066	—
Invesco DB U.S. Dollar Index Bullish Fund	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	640,066	—
Invesco KBW Bank ETF	Morgan Stanley	2.95	7/02/2020	Monthly	49,984	—
Invesco KBW Bank ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	49,984	—
Invesco Preferred ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(300,883)	—
Invesco Preferred ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(300,883)	—
Invesco S&P 500 Low Volatility ETF	Morgan Stanley	(0.24)	7/02/2020	Monthly	(1,928,784)	—
Invesco S&P 500 Low Volatility ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,928,784)	—
Invesco Senior Loan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	3,070,538	—
Invesco Senior Loan ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	3,070,538	—
Invesco Treasury Collateral ETF	Morgan Stanley	2.95	7/02/2020	Monthly	247,726	—
Invesco Treasury Collateral ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	247,726	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	403,043	—
iShares 0-5 Year High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	403,043	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1.76	7/02/2020	Monthly	$(2,121,587)	$—
iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(2,121,587)	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	481,684	—
iShares 3-7 Year Treasury Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	481,684	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	130,366	—
iShares Broad USD Investment Grade Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	130,366	—
iShares China Large-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,880,325	—
iShares Core MSCI EAFE ETF	Morgan Stanley	2.95	7/02/2020	Monthly	69,692	—
iShares Core MSCI EAFE ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	69,692	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(3,209,871)	—
iShares Core MSCI Emerging Markets ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(3,209,871)	—
iShares Core MSCI Europe ETF	Morgan Stanley	2.95	7/02/2020	Monthly	64,204	—
iShares Core MSCI Europe ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	64,204	—
iShares Core MSCI Pacific ETF	Morgan Stanley	2.95	7/02/2020	Monthly	293,886	—
iShares Core MSCI Pacific ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	293,886	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	94,649	—
iShares Core S&P U.S. Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	94,649	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(2.44)	7/02/2020	Monthly	(591,260)	—
iShares Core S&P U.S. Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(590,846)	—
iShares Core U.S. REIT ETF	Morgan Stanley	2.95	7/02/2020	Monthly	4,385	—
iShares Core U.S. REIT ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	4,385	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(1,850,415)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,850,415)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.76	7/02/2020	Monthly	(4,739,531)	—
iShares Edge MSCI Min Vol USA ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(4,739,531)	—
iShares Edge MSCI USA Momentum Factor ETF	Morgan Stanley	1.39	7/02/2020	Monthly	(1,602,613)	—
iShares Edge MSCI USA Momentum Factor ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,602,613)	—
iShares Floating Rate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	3,801,922	—
iShares Floating Rate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	3,801,922	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1.26	7/02/2020	Monthly	(956,601)	—
iShares iBoxx High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(956,601)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	981,502	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	981,502	—
iShares MBS ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,199,065	—
iShares MBS ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,199,065	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	326,687	—
iShares MSCI All Country Asia ex Japan ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	326,687	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares MSCI China ETF	Morgan Stanley	2.95	7/02/2020	Monthly	$1,369,428	$—
iShares MSCI EAFE Growth ETF	Morgan Stanley	(6.49)	7/02/2020	Monthly	(1,464,844)	—
iShares MSCI EAFE Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,464,844)	—
iShares MSCI Eurozone ETF	Morgan Stanley	2.95	7/02/2020	Monthly	130,304	—
iShares MSCI Eurozone ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	130,304	—
iShares MSCI Japan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	154,788	—
iShares MSCI Japan ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	154,788	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1.76	7/02/2020	Monthly	(905,173)	—
iShares Preferred & Income Securities ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(905,173)	—
iShares Russell 2000 ETF	Morgan Stanley	2.95	7/02/2020	Monthly	235,219	—
iShares Russell 2000 ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	235,219	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	422,352	—
iShares Russell 2000 Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	422,352	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.64	7/02/2020	Monthly	(2,173,661)	—
iShares Russell 2000 Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(2,173,661)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	257,774	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	257,774	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(1,476,459)	—
iShares S&P Small-Cap 600 Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,476,459)	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	8,980,015	—
iShares Short Treasury Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	8,980,015	—
iShares Silver Trust	Morgan Stanley	2.95	7/02/2020	Monthly	422,409	—
iShares Silver Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	422,409	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	2.95	7/02/2020	Monthly	257,827	—
Schwab Intermediate-Term U.S. Treasury ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	257,827	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	743,713	—
Schwab International Small-Cap Equity ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	743,713	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	113,765	—
Schwab U.S. Large-Cap Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	113,765	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.19)	7/02/2020	Monthly	(654,286)	—
Schwab U.S. Large-Cap Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(654,286)	—
Schwab U.S. REIT ETF	Morgan Stanley	2.95	7/02/2020	Monthly	19,288	—
Schwab U.S. REIT ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	19,288	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	43,192	—
Schwab U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	43,192	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,209,339	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,209,339	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.95	7/02/2020	Monthly	3,728,303	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	3,728,303	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.95	7/02/2020	Monthly	42,907	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	$42,907	$—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	121,050	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	121,050	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1.26	7/02/2020	Monthly	(555,983)	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(555,983)	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,467,525	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,467,525	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	506,379	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	506,379	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1.71	7/02/2020	Monthly	(2,942,767)	—
SPDR Dow Jones International Real Estate ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(2,942,767)	—
SPDR Gold MiniShares Trust	Morgan Stanley	1.96	7/02/2020	Monthly	(22,256)	—
SPDR Gold MiniShares Trust	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(22,256)	—
SPDR Gold Shares	Morgan Stanley	2.10	7/02/2020	Monthly	(1,123,160)	—
SPDR Gold Shares	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(1,123,160)	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	(0.99)	7/02/2020	Monthly	(362,143)	—
SPDR Portfolio Long Term Treasury ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(362,143)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	71,674	—
SPDR Portfolio S&P 500 Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	71,674	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(7.49)	7/02/2020	Monthly	(285,355)	—
SPDR Portfolio S&P 500 Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(285,355)	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	337,046	—
SPDR Portfolio Short Term Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	337,046	—
SPDR S&P Bank ETF	Morgan Stanley	2.95	7/02/2020	Monthly	194,788	—
SPDR S&P Bank ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	194,788	—
SPDR S&P China ETF	Morgan Stanley	2.95	7/02/2020	Monthly	433,449	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,133,810	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,133,810	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.10	7/02/2020	Monthly	(201,261)	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	2.95	7/02/2020	Monthly	208,126	—
VanEck Vectors High-Yield Municipal Index ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	208,126	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	$868,936	$—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	868,936	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	70,083	—
Vanguard Emerging Markets Government Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	70,083	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,895,810	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,895,810	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	2.95	7/02/2020	Monthly	81,286	—
Vanguard FTSE Developed Markets ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	81,286	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(3,458,084)	—
Vanguard FTSE Emerging Markets ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(3,458,084)	—
Vanguard FTSE Europe ETF	Morgan Stanley	2.95	7/02/2020	Monthly	261,224	—
Vanguard FTSE Europe ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	261,224	—
Vanguard FTSE Pacific ETF	Morgan Stanley	2.95	7/02/2020	Monthly	74,404	—
Vanguard FTSE Pacific ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	74,404	—
Vanguard Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	610,081	—
Vanguard Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	610,081	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	2,637,537	—
Vanguard Intermediate-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	2,637,537	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.95	7/02/2020	Monthly	242,362	—
Vanguard Intermediate-Term Treasury ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	242,362	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(191,595)	—
Vanguard Long-Term Treasury ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(191,595)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	2.95	7/02/2020	Monthly	640,890	—
Vanguard Mortgage-Backed Securities ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	640,890	—
Vanguard Real Estate ETF	Morgan Stanley	2.95	7/02/2020	Monthly	122,780	—
Vanguard Real Estate ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	122,780	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,573,472	—
Vanguard Short-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,573,472	—
Vanguard Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	132,480	—
Vanguard Small-Cap ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	132,480	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	400,154	—
Vanguard Small-Cap Growth ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	400,154	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.01	7/02/2020	Monthly	(3,133,060)	—
Vanguard Small-Cap Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(3,133,060)	—
Vanguard Value ETF	Morgan Stanley	1.51	7/02/2020	Monthly	(5,221,630)	—
Vanguard Value ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(5,221,630)	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	2.95	7/02/2020	Monthly	$30,579	$—
WisdomTree Emerging Markets Local Debt Fund	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	30,579	—
Xtrackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	(0.24)	7/02/2020	Monthly	(4,057,544)	—
Xtrackers MSCI EAFE Hedged Equity ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(4,057,544)	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,162,722	—
Xtrackers MSCI Europe Hedged Equity ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,162,722	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,001,004	—
Xtrackers MSCI Japan Hedged Equity ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	1,001,004	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.10	7/02/2020	Monthly	(161,089)	—
Xtrackers USD High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.99	9/30/2020	Monthly	(161,089)	—
						$—

Cash posted has been segregated as collateral for swaps (counterparty Bank of America Merrill Lynch) in the amount of $410,000 at April 30, 2019.

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $1,304,490 and with Bank of America Merrill Lynch amounted to $ — at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Vehicles	$59,981,309	$—	$—	$59,981,309
Investment Companies	932,662,583	—	—	932,662,583
Short-Term Investment:
Money Market Fund	2,205,013	—	—	2,205,013
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	86,985,349	—	—	86,985,349
Total Investments in Securities	1,081,834,254	—	—	1,081,834,254
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$1,081,834,254	$—	$—	$1,081,834,254

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF

April 30, 2019

	Shares	Value

Exchange Traded Vehicles — 8.7%

Euro Fund — 2.0%
Invesco CurrencyShares Euro Currency Trust*(a)	975	$104,218

Japanese Yen Fund — 2.5%
Invesco CurrencyShares Japanese Yen Trust*	1,577	134,865

Silver Fund — 1.6%
iShares Silver Trust*(a)	5,926	83,082

U.S. Dollar Fund — 2.6%
Invesco DB U.S. Dollar Index Bullish Fund	5,216	136,503

Total Exchange Traded Vehicles
(Cost $463,671)		458,668

Investment Companies — 91.2%

BRIC Equity Funds — 9.5%
iShares China Large-Cap ETF	5,739	255,328
iShares MSCI China ETF(a)	2,927	185,923
SPDR S&P China ETF(a)	577	58,820
Total BRIC Equity Funds		500,071

Broad Fund — 0.7%
FlexShares Global Upstream Natural Resources Index Fund	1,085	35,664

Emerging Bonds — USD Funds — 2.6%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,151	126,380
Vanguard Emerging Markets Government Bond ETF	115	8,985
Total Emerging Bond — USD Funds		135,365

Emerging Bonds — Local Currency Funds — 2.5%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	599	15,999
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3,465	114,761
WisdomTree Emerging Markets Local Debt Fund	118	4,023
Total Emerging Bonds Local Currency Funds		134,783

Emerging Small Cap Equity Fund — 2.6%
SPDR S&P Emerging Markets SmallCap ETF	3,046	137,161

Europe Equity Fund — 4.4%
Xtrackers MSCI Europe Hedged Equity ETF	7,871	232,746

Floating Rate — Investment Grade Funds — 14.6%
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF(a)	6,914	212,398
iShares Floating Rate Bond ETF(a)	10,797	550,215
Total Floating Rate — Investment Grade Funds		762,613

	Shares	Value

Investment Companies (continued)

International Small Cap Equity Funds — 6.0%
Schwab International Small-Cap Equity ETF	2,654	$88,113
Vanguard FTSE All World ex-U.S. Small-Cap ETF	2,105	224,624
Total International Small Cap Equity Funds		312,737

Investment Grade Corporate Bond Funds — 5.7%
iShares Broad USD Investment Grade Corporate Bond ETF(a)	4	221
iShares iBoxx $ Investment Grade Corporate Bond ETF	20	2,385
SPDR Portfolio Short Term Corporate Bond ETF	1,706	52,135
Vanguard Intermediate-Term Corporate Bond ETF(a)	18	1,566
Vanguard Short-Term Corporate Bond ETF(a)	3,052	243,336
Total Investment Grade Corporate Bond Funds		299,643

Japan Equity Fund — 3.8%
Xtrackers MSCI Japan Hedged Equity ETF	4,930	200,355

U.S. Large Cap Core Fund — 1.0%
Energy Select Sector SPDR Fund(a)	802	53,020

U.S. Large Cap Growth Funds — 1.2%
iShares Core S&P U.S. Growth ETF(a)	106	6,640
Schwab U.S. Large-Cap Growth ETF	96	7,972
SPDR Portfolio S&P 500 Growth ETF	130	5,028
Vanguard Growth ETF	261	42,747
Total U.S. Large Cap Growth Funds		62,387

U.S. Medium Term Treasury Bond Funds — 5.6%
iShares 3-7 Year Treasury Bond ETF	1,176	144,542
Schwab Intermediate-Term U.S. Treasury ETF(a)	1,444	77,369
Vanguard Intermediate-Term Treasury ETF(a)	1,132	72,754
Total U.S. Medium Term Treasury Bond Fund		294,665

U.S. Ultra Short Term Treasury Bond Funds — 28.9%
Goldman Sachs Access Treasury 0-1 Year ETF(a)	1,520	152,441
Invesco Treasury Collateral ETF	247	26,059
iShares Short Treasury Bond ETF(b)	8,546	944,846
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	4,283	392,323
Total U.S. Short Term Treasury Bond Funds		1,515,669

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2019

	Shares	Value

Investment Companies (continued)

U.S. Small Cap Core Funds — 2.1%
iShares Russell 2000 ETF(a)	404	$63,949
Schwab U.S. Small-Cap ETF	162	11,740
Vanguard Small-Cap ETF	227	35,930
Total U.S. Small Cap Core Funds		111,619

Total Investment Companies
(Cost $4,729,843)		4,788,498

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $8,347)	8,347	8,347

Investment of Cash Collateral For Securities Loaned — 18.9%

Money Market Fund — 18.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $991,018)	991,018	991,018

Total Investments — 119.0%
(Cost $6,192,879)		6,246,531

Other Assets and Liabilities, Net — (19.0)%		(995,067)

Net Assets — 100.0%		$5,251,464

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,199,595; total market value of collateral held by the Fund was $1,224,694. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $233,676.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $262,004.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Energy Select Sector SPDR Fund	Morgan Stanley	2.95	7/02/2020	Monthly	$5,289	$—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	2.95	7/02/2020	Monthly	3,583	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	2.95	7/02/2020	Monthly	15,244	—
Graniteshares Gold Trust	Morgan Stanley	(6.14)	5/04/2020	Monthly	(422)	—
Invesco CurrencyShares Euro Currency Trust	Morgan Stanley	2.95	7/02/2020	Monthly	10,475	—
Invesco CurrencyShares Japanese Yen Trust	Morgan Stanley	2.95	7/02/2020	Monthly	13,512	—
Invesco DB US Dollar Index Bullish Fund	Morgan Stanley	2.95	7/02/2020	Monthly	13,687	—
Invesco Treasury Collateral ETF	Morgan Stanley	2.95	7/02/2020	Monthly	2,638	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1.76	5/04/2020	Monthly	(41,052)	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	14,503	—
iShares China Large-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	25,582	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(29,802)	—
iShares Core MSCI Europe ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(7,775)	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	689	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(2.44)	5/04/2020	Monthly	(3,883)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(78,728)	—
iShares Floating Rate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	55,139	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	1.26	5/04/2020	Monthly	(30,429)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	238	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	12,627	—
iShares MSCI China ETF	Morgan Stanley	2.95	7/02/2020	Monthly	18,611	—
iShares MSCI Eurozone ETF	Morgan Stanley	1.14	5/04/2020	Monthly	(15,766)	—
iShares MSCI Japan ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(53,647)	—
iShares Russell 2000 ETF	Morgan Stanley	2.95	7/02/2020	Monthly	6,332	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	94,639	—
iShares Silver Trust	Morgan Stanley	2.95	7/02/2020	Monthly	8,328	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	2.95	7/02/2020	Monthly	7,769	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	8,831	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	830	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.19)	5/04/2020	Monthly	(4,242)	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,160	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.95	7/02/2020	Monthly	39,296	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,603	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1.26	5/04/2020	Monthly	(17,700)	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	2.95	7/02/2020	Monthly	21,289	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1.71	5/04/2020	Monthly	$(95,563)	$—
SPDR Gold Shares	Morgan Stanley	2.10	5/04/2020	Monthly	(30,179)	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	(0.99)	5/04/2020	Monthly	(7,019)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	503	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(7.49)	5/04/2020	Monthly	(1,859)	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	5,226	—
SPDR S&P China ETF	Morgan Stanley	2.95	7/02/2020	Monthly	5,913	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	13,734	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	11,493	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	938	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	22,516	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(32,123)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.96	5/04/2020	Monthly	(31,588)	—
Vanguard Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	4,258	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	174	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.95	7/02/2020	Monthly	7,263	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(3,728)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	24,397	—
Vanguard Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	3,640	—
Vanguard Value ETF	Morgan Stanley	1.51	5/04/2020	Monthly	(34,043)	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	2.95	7/02/2020	Monthly	409	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	23,331	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	20,076	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(5,109)	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $262,004 at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Vehicles	$458,668	$—	$—	$458,668
Investment Companies	4,788,498	—	—	4,788,498
Short-Term Investment:
Money Market Fund	8,347	—	—	8,347
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	991,018	—	—	991,018
Total Investments in Securities	6,246,531	—	—	6,246,531
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$6,246,531	$—	$—	$6,246,531

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2019

	Shares	Value

Exchange Traded Vehicle — 2.5%

Euro Fund — 2.5%
Invesco CurrencyShares Euro Currency Trust*(a)
(Cost $395,792)	3,652	$390,362

Investment Companies — 97.5%

Asia ex Japan Equity Funds — 2.4%
iShares Core MSCI Pacific ETF(a)	2,903	163,439
iShares MSCI All Country Asia ex Japan ETF	2,514	181,662
Vanguard FTSE Pacific ETF	621	41,402
Total Asia ex Japan Equity Funds		386,503

Bank Loan Funds — 11.2%
Invesco Senior Loan ETF(a)	55,240	1,268,863
SPDR Blackstone / GSO Senior Loan ETF(a)	10,667	499,749
Total Bank Loan Funds		1,768,612

Europe Equity Funds — 3.0%
iShares Core MSCI Europe ETF	1,380	65,826
iShares MSCI Eurozone ETF(a)	3,295	133,546
Vanguard FTSE Europe ETF	4,806	267,742
Total Europe Equity Funds		467,114

Floating Rate — Investment Grade Funds — 5.6%
iShares Floating Rate Bond ETF(a)	12,564	640,262
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF(a)	8,045	247,142
Total Floating Rate — Investment Grade Funds		887,404

High Yield Corporate Bond Funds — 2.1%
iShares 0-5 Year High Yield Corporate Bond ETF	3,101	145,313
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(a)	6,673	182,573
Total High Yield Corporate Bond Funds		327,886

International Small Cap Equity Funds — 7.4%
Schwab International Small-Cap Equity ETF	9,866	327,551
Vanguard FTSE All World ex-U.S. Small-Cap ETF	7,824	834,899
Total International Small Cap Equity Funds		1,162,450

Investment Grade Corporate Bond Funds — 12.3%
iShares Broad USD Investment Grade Corporate Bond ETF(a)	1,649	91,206
iShares iBoxx $ Investment Grade Corporate Bond ETF	9,208	1,097,778
Vanguard Intermediate-Term Corporate Bond ETF(a)	8,580	746,374
Total Investment Grade Corporate Bond Funds		1,935,358

Japan Equity Fund — 1.9%
iShares MSCI Japan ETF	5,305	294,003

	Shares	Value
Investment Companies (continued)

Mortgage Backed Securities Funds — 4.2%
iShares MBS ETF	4,079	$432,333
Vanguard Mortgage-Backed Securities ETF	4,430	231,069
Total Mortgage Backed Securities Funds		663,402

Municipal Bond — 0.5%
Vaneck Vectors High-Yield Municipal Index ETF	1,194	75,031

U.S. Large Cap Core Funds — 0.6%
Invesco KBW Bank ETF	342	18,013
SPDR S&P Bank ETF	1,544	70,237
Total U.S. Large Cap Core Funds		88,250

U.S. Large Cap Growth Funds — 1.5%
iShares Core S&P U.S. Growth ETF(a)	402	25,181
Schwab U.S. Large-Cap Growth ETF	364	30,227
SPDR Portfolio S&P 500 Growth ETF	493	19,069
Vanguard Growth ETF	991	162,306
Total U.S. Large Cap Growth Funds		236,783

U.S. Small Cap Growth Funds — 3.0%
iShares Russell 2000 Growth ETF(a)	910	184,248
iShares S&P Small-Cap 600 Growth ETF	609	112,372
Vanguard Small-Cap Growth ETF	940	174,464
Total U.S. Small Cap Growth Funds		471,084

U.S. Ultra Short Term Treasury Bond Funds — 41.8%
Goldman Sachs Access Treasury 0-1 Year ETF	6,598	661,713
Invesco Treasury Collateral ETF	1,073	113,207
iShares Short Treasury Bond ETF	37,099	4,101,666
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	18,590	1,702,844
Total U.S. Ultra Short Term Treasury Bond Funds		6,579,430

Total Investment Companies
(Cost $15,109,629)		15,343,310

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(b)
(Cost $37,847)	37,847	37,847

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2019

	Shares	Value
Investment of Cash Collateral For Securities Loaned — 16.6%

Money Market Fund — 16.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(b)
(Cost $2,613,985)	2,613,985	$2,613,985

Total Investments — 116.8%
(Cost $18,157,253)		18,385,504

Other Assets and Liabilities, Net — (16.8)%		(2,644,898)

Net Assets — 100.0%		$15,740,606

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,535,071; total market value of collateral held by the Fund was $4,628,711. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,014,726.
(b)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(c)
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	2.95	7/02/2020	Monthly	$66,593	$—
Invesco CurrencyShares Australian Dollar Trust	Morgan Stanley	(2.89)	5/04/2020	Monthly	(59,282)	—
Invesco CurrencyShares British Pound Sterling Trust	Morgan Stanley	(4.49)	5/04/2020	Monthly	(885)	—
Invesco CurrencyShares Euro Currency Trust	Morgan Stanley	2.95	7/02/2020	Monthly	39,336	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	(3.89)	5/04/2020	Monthly	(237,336)	—
Invesco KBW Bank ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,791	—
Invesco Preferred ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(8,973)	—
Invesco S&P 500 Low Volatility ETF	Morgan Stanley	(0.24)	5/04/2020	Monthly	(69,740)	—
Invesco Senior Loan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	127,690	—
Invesco Treasury Collateral ETF	Morgan Stanley	2.95	7/02/2020	Monthly	11,395	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	14,620	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1.51	5/04/2020	Monthly	(61,455)	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	9,181	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(116,089)	—
iShares Core MSCI Europe ETF	Morgan Stanley	2.95	7/02/2020	Monthly	6,630	—
iShares Core MSCI Pacific ETF	Morgan Stanley	2.95	7/02/2020	Monthly	16,440	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	2,506	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(2.44)	5/04/2020	Monthly	(21,359)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.76	5/04/2020	Monthly	(171,408)	—
iShares Floating Rate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	64,413	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	1.26	5/04/2020	Monthly	(72,334)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	110,517	—
iShares MBS ETF	Morgan Stanley	2.95	7/02/2020	Monthly	43,456	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	18,282	—
iShares MSCI Eurozone ETF	Morgan Stanley	2.95	7/02/2020	Monthly	13,456	—
iShares MSCI Japan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	29,594	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1.76	5/04/2020	Monthly	(26,989)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	18,627	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.64	5/04/2020	Monthly	(78,577)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	11,256	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(53,407)	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	412,720	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	(0.64)	5/04/2020	Monthly	(32,898)	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	2.95	7/02/2020	Monthly	32,968	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	3,072	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.19)	5/04/2020	Monthly	(23,642)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.95	7/02/2020	Monthly	50,317	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(c)
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.95	7/02/2020	Monthly	$171,384	$—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(34,936)	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1.26	5/04/2020	Monthly	(42,037)	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	2.95	7/02/2020	Monthly	24,883	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	18,386	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	1,934	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(7.49)	5/04/2020	Monthly	(10,335)	—
SPDR S&P Bank ETF	Morgan Stanley	2.95	7/02/2020	Monthly	7,051	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	2.95	7/02/2020	Monthly	7,541	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.95	7/02/2020	Monthly	83,981	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(125,064)	—
Vanguard FTSE Europe ETF	Morgan Stanley	2.95	7/02/2020	Monthly	26,964	—
Vanguard FTSE Pacific ETF	Morgan Stanley	2.95	7/02/2020	Monthly	4,134	—
Vanguard Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	16,378	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.95	7/02/2020	Monthly	75,159	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(30,914)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	2.95	7/02/2020	Monthly	23,263	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.95	7/02/2020	Monthly	17,632	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.01	5/04/2020	Monthly	(113,295)	—
Vanguard Value ETF	Morgan Stanley	1.51	5/04/2020	Monthly	(188,903)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.10	5/04/2020	Monthly	(12,172)	—
						$—

At April 30, 2019 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(c)	Reflects the value at reset date of April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Exchange Traded Vehicle	$390,362	$—	$—	$390,362
Investment Companies	15,343,310	—	—	15,343,310
Short-Term Investment:
Money Market Fund	37,847	—	—	37,847
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,613,985	—	—	2,613,985
Total Investments in Securities	$18,385,504	$—	$—	$18,385,504
Other Financial Instruments:(e)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$18,385,504	$—	$—	$18,385,504

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(e)
Swap Contracts	$—	$—	$—	$—

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.
(e)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers in and out of level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF

April 30, 2019

	Shares	Value

Exchange Traded Note — 0.9%

Volatility Note — 0.9%
iPath Series B S&P 500 VIX Short-Term Futures ETN*
(Cost $75,138)	2,261	$58,063

Investment Companies — 98.9%

Bank Loan Funds — 6.3%
Invesco Senior Loan ETF(a)	12,688	291,443
SPDR Blackstone / GSO Senior Loan ETF	2,450	114,783
Total Bank Loan Funds		406,226

International Equity Core Fund — 16.0%
Xtrackers MSCI EAFE Hedged Equity ETF(a)(b)	32,038	1,035,789

International Large Cap Growth Fund — 5.8%
iShares MSCI EAFE Growth ETF(a)	4,665	373,946

International Small Cap Equity Funds — 12.7%
Schwab International Small-Cap Equity ETF	6,968	231,338
Vanguard FTSE All World ex-U.S. Small-Cap ETF	5,526	589,679
Total International Small Cap Equity Funds		821,017

Investment Grade Corporate Bond Funds — 15.5%
iShares Broad USD Investment Grade Corporate Bond ETF(a)	853	47,179
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,765	568,083
Vanguard Intermediate-Term Corporate Bond ETF(a)	4,440	386,236
Total Investment Grade Corporate Bond Funds		1,001,498

U.S. Large Cap Core Funds — 14.7%
Consumer Discretionary Select Sector SPDR Fund	3,055	366,814
Financial Select Sector SPDR Fund	14,213	398,248
Health Care Select Sector SPDR Fund	1,761	157,187
Technology Select Sector SPDR Fund(a)	326	25,659
Total U.S. Large Cap Core Funds		947,908

U.S. Long Term Treasury Bond Funds — 3.0%
iShares 20+ Year Treasury Bond ETF	1,226	151,595
SPDR Portfolio Long Term Treasury ETF	726	25,867
Vanguard Long-Term Treasury ETF	180	13,696
Total U.S. Long Term Treasury Bond Funds		191,158

U.S. Momentum Fund — 6.3%
iShares Edge MSCI USA Momentum Factor ETF	3,567	409,171

	Shares	Value

Investment Companies (continued)

U.S. Preferred Funds — 0.1%
Invesco Preferred ETF	50	$726
iShares Preferred & Income Securities ETF	59	2,161
Total U.S. Preferred Funds		2,887

U.S. Small Cap Value Funds — 1.4%
iShares Russell 2000 Value ETF	234	29,093
iShares S&P Small-Cap 600 Value ETF	129	19,854
Vanguard Small-Cap Value ETF	314	42,001
Total U.S. Small Cap Value Funds		90,948

U.S. Ultra Short Term Treasury Bond Funds — 17.1%
Goldman Sachs Access Treasury 0-1 Year ETF	1,108	111,121
Invesco Treasury Collateral ETF	180	18,991
iShares Short Treasury Bond ETF	6,231	688,900
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	3,122	285,975
Total U.S. Ultra Short Term Treasury Bond Funds		1,104,987

Total Investment Companies
(Cost $6,264,341)		6,385,535

Short-Term Investment — 0.3%

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $18,351)	18,351	18,351

Investment of Cash Collateral For Securities Loaned — 12.2%

Money Market Fund — 12.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $789,998)	789,998	789,998

Total Investments — 112.3%
(Cost $7,147,828)		7,251,947

Other Assets and Liabilities, Net — (12.3)%		(792,750)

Net Assets — 100.0%		$6,459,197

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,462,836; total market value of collateral held by the Fund was $1,493,505. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $703,507.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $39,928.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	2.94	3/30/2021	Monthly	$36,861	$—
Energy Select Sector SPDR Fund	Morgan Stanley	2.09	3/30/2021	Monthly	(94,537)	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.94	3/30/2021	Monthly	40,069	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	2.94	3/30/2021	Monthly	11,232	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.94	3/30/2021	Monthly	15,799	—
Invesco Preferred ETF	Morgan Stanley	2.94	3/30/2021	Monthly	73	—
Invesco Senior Loan ETF	Morgan Stanley	2.94	3/30/2021	Monthly	29,333	—
Invesco Treasury Collateral ETF	Morgan Stanley	2.94	3/30/2021	Monthly	1,899	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	2.94	3/30/2021	Monthly	5,855	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	15,209	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	4,757	—
iShares Core MSCI EAFE ETF	Morgan Stanley	2.09	3/30/2021	Monthly	(44,918)	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.09	3/30/2021	Monthly	(46,499)	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	(1.35)	3/30/2021	Monthly	(10,524)	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(2.45)	3/30/2021	Monthly	(8,567)	—
iShares Core U.S. REIT ETF	Morgan Stanley	(5.25)	3/30/2021	Monthly	(2,837)	—
iShares Edge MSCI USA Momentum Factor ETF	Morgan Stanley	2.94	3/30/2021	Monthly	41,181	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	57,226	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	2.94	3/30/2021	Monthly	37,595	—
iShares Preferred & Income Securities ETF	Morgan Stanley	2.94	3/30/2021	Monthly	220	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1.25	3/30/2021	Monthly	(26,119)	—
iShares Russell 2000 Value ETF	Morgan Stanley	2.94	3/30/2021	Monthly	2,984	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	(1.75)	3/30/2021	Monthly	(16,053)	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	2.94	3/30/2021	Monthly	2,001	—
iShares Short Treasury Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	69,321	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	2.94	3/30/2021	Monthly	23,273	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	(2.05)	3/30/2021	Monthly	(12,622)	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.20)	3/30/2021	Monthly	(9,502)	—
Schwab U.S. REIT ETF	Morgan Stanley	(1.05)	3/30/2021	Monthly	(12,460)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.94	3/30/2021	Monthly	11,572	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.94	3/30/2021	Monthly	28,762	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	2.94	3/30/2021	Monthly	2,601	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	(0.10)	3/30/2021	Monthly	(7,968)	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(7.50)	3/30/2021	Monthly	(4,128)	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.94	3/30/2021	Monthly	2,597	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.94	3/30/2021	Monthly	59,331	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019 (continued):

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.90	3/30/2021	Monthly	$(52,369)	$—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.09	3/30/2021	Monthly	(50,095)	—
Vanguard Growth ETF	Morgan Stanley	1.38	3/30/2021	Monthly	(67,805)	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	38,885	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	2.94	3/30/2021	Monthly	1,370	—
Vanguard Real Estate ETF	Morgan Stanley	2.09	3/30/2021	Monthly	(79,134)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	0.80	3/30/2021	Monthly	(24,685)	—
Vanguard Small-Cap Value ETF	Morgan Stanley	2.94	3/30/2021	Monthly	4,280	—
Vanguard Value ETF	Morgan Stanley	1.50	3/30/2021	Monthly	(75,650)	—
Xtrackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	2.94	3/30/2021	Monthly	104,232	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $39,928 at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Note	$58,063	$—	$—	$58,063
Investment Companies	6,385,535	—	—	6,385,535
Short-Term Investment:
Money Market Fund	18,351	—	—	18,351
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	789,998	—	—	789,998
Total Investments in Securities	7,251,947	—	—	7,251,947
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$7,251,947	$—	$—	$7,251,947

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2019

	Shares	Value

Investment Companies — 99.8%

Bank Loan Funds — 23.8%
Invesco Senior Loan ETF(a)	31,681	$727,713
SPDR Blackstone / GSO Senior Loan ETF	6,118	286,628
Total Bank Loan Funds		1,014,341

Convertible Bond Fund — 10.2%
SPDR Bloomberg Barclays Convertible Securities ETF(b)	8,099	433,296

High Yield Corporate Bond Funds — 31.4%
iShares iBoxx High Yield Corporate Bond ETF(a)	8,774	762,812
SPDR Bloomberg Barclays High Yield Bond ETF(a)	12,224	443,364
Xtrackers USD High Yield Corporate Bond ETF	2,564	128,431
Total High Yield Corporate Bond Funds		1,334,607

Investment Grade Corporate Bond Funds — 24.6%
SPDR Portfolio Short Term Corporate Bond ETF	6,049	184,857
Vanguard Short-Term Corporate Bond ETF	10,824	862,997
Total Investment Grade Corporate Bond Funds		1,047,854

U.S. Small Cap Growth Funds — 9.7%
iShares Russell 2000 Growth ETF(a)	796	161,166
iShares S&P Small-Cap 600 Growth ETF	533	98,349
Vanguard Small-Cap Growth ETF	823	152,749
Total U.S. Small Cap Growth Funds		412,264

U.S. Ultra Short Term Treasury Bond Funds — 0.1%
Goldman Sachs Access Treasury 0-1 Year ETF	2	201
iShares Short Treasury Bond ETF	14	1,548
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	7	641
Total U.S. Ultra Short Term Treasury Bond Funds		2,390

Total Investment Companies
(Cost $4,166,265)		4,244,752

	Shares	Value
Investment Companies (continued)

Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $9,700)	9,700	$9,700

Investment of Cash Collateral For Securities Loaned — 4.1%

Money Market Fund — 4.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $175,698)	175,698	175,698

Total Investments — 104.1%
(Cost $4,351,663)		$4,430,150

Other Assets and Liabilities, Net — (4.1)%		(177,158)

Net Assets — 100.0%		$4,252,992

(a)	All or a portion of the security was on loan. In addition, ″Other Assets and Liabilities, Net″ may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,116,268; total market value of collateral held by the Fund was $1,140,092. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $964,394.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $5,350.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Invesco Preferred ETF	Morgan Stanley	2.09	3/30/2021	Monthly	$(31,479)	$—
Invesco Senior Loan ETF	Morgan Stanley	2.94	3/30/2021	Monthly	21,913	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	22,952	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1.75	3/30/2021	Monthly	(94,699)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.94	3/30/2021	Monthly	4,859	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.94	3/30/2021	Monthly	2,952	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.94	3/30/2021	Monthly	8,620	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.94	3/30/2021	Monthly	13,054	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	13,347	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	5,562	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	25,992	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.94	3/30/2021	Monthly	4,640	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.94	3/30/2021	Monthly	3,857	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $5,350 at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Investment Companies	$4,244,752	$—	$—	$4,244,752
Short-Term Investment:
Money Market Fund	9,700	—	—	9,700
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	175,698	—	—	175,698
Total Investments in Securities	4,430,150	—	—	4,430,150
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,430,150	$—	$—	$4,430,150

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Real Return ETF

April 30, 2019

	Shares	Value

Exchange Traded Vehicles — 4.2%

Euro Fund — 3.4%
Invesco CurrencyShares Euro Currency Trust*(a)	18,264	$1,952,239

Japanese Yen Fund — 0.8%
Invesco CurrencyShares Japanese Yen Trust*	5,389	460,867

Total Exchange Traded Vehicles
(Cost $2,429,199)		2,413,106

Investment Companies — 95.7%

Emerging Equity Funds — 0.9%
iShares MSCI Emerging Markets ETF	4,078	179,147
Vanguard FTSE Emerging Markets ETF	7,611	330,393
Total Emerging Equity Funds		509,540

Oil Fund — 4.2%
Invesco DB Oil Fund	219,492	2,396,853

U.S. Large Cap Core Funds — 10.2%
iShares Core S&P 500 ETF	7,448	2,204,161
SPDR S&P 500 ETF Trust(a)	12,247	3,600,863
Total U.S. Large Cap Core Funds		5,805,024

U.S. Short Term Investment Grade Fund — 24.9%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	139,829	14,215,016

U.S. Small Cap Core Fund — 4.0%
iShares Russell 2000 ETF(a)	14,256	2,256,583

U.S. Ultra Short Term Treasury Bond Funds — 51.5%
Goldman Sachs Access Treasury 0-1 Year ETF	31,744	3,183,606
Invesco Treasury Collateral ETF	5,150	543,351
iShares Short Treasury Bond ETF	128,468	14,203,422

	Shares	Value

Investment Companies (continued)

U.S. Ultra Short Term Treasury Bond Funds (continued)
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	125,051	$11,454,671
Total U.S. Ultra Short Term Treasury Bond Funds		29,385,050

Total Investment Companies
(Cost $53,867,362)		54,568,066

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(b)
(Cost $71,289)	71,289	71,289

Investment of Cash Collateral For Securities Loaned — 17.7%

Money Market Fund — 17.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(b)
(Cost $10,081,653)	10,081,653	10,081,653

Total Investments — 117.7%
(Cost $66,449,503)		67,134,114

Other Assets and Liabilities, Net — (17.7)%		(10,088,211)

Net Assets — 100.0%		$57,045,903

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $15,618,184; total market value of collateral held by the Fund was $15,950,261. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $5,868,608.
(b)	Reflects the 1-day yield at April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Exchange Traded Vehicles	$2,413,106	$—	$—	$2,413,106
Investment Companies	54,568,066	—	—	54,568,066
Short-Term Investment:
Money Market Fund	71,289	—	—	71,289
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	10,081,653	—	—	10,081,653
Total Investments in Securities	$67,134,114	$—	$—	$67,134,114

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF

April 30, 2019

	Shares	Value

Investment Companies — 99.8%

Aggregate Bond Funds — 19.9%
iShares Core U.S. Aggregate Bond ETF(a)	46,728	$5,074,194
SPDR Portfolio Aggregate Bond ETF(b)	11,123	316,338
Vanguard Total Bond Market ETF	40,550	3,282,928
Total Aggregate Bond Funds		8,673,460

Convertible Bond Fund — 6.9%
SPDR Bloomberg Barclays Convertible Securities ETF	56,472	3,021,252

Emerging Equity Funds — 8.0%
iShares Core MSCI Emerging Markets ETF	31,747	1,677,512
Vanguard FTSE Emerging Markets ETF	41,632	1,807,245
Total Emerging Equity Funds		3,484,757

High Yield Corporate Bond Funds — 18.9%
iShares iBoxx High Yield Corporate Bond ETF(b)	59,991	5,215,618
SPDR Bloomberg Barclays High Yield Bond ETF(b)	83,578	3,031,374
Total High Yield Corporate Bond Funds		8,246,992

International Equity Core Funds — 24.2%
iShares Core MSCI EAFE ETF	78,093	4,885,498
Vanguard FTSE Developed Markets ETF	135,523	5,696,032
Total International Equity Core Funds		10,581,530

Investment Grade Corporate Bond Funds — 0.6%
iShares Broad USD Investment Grade Corporate Bond ETF	356	19,690
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,991	237,367
Total Investment Grade Corporate Bond Funds		257,057

U.S. Large Cap Core Funds — 21.3%
Consumer Discretionary Select Sector SPDR Fund	14,608	1,753,983
Consumer Staples Select Sector SPDR Fund	1,800	103,878
Energy Select Sector SPDR Fund	6,389	422,377
Financial Select Sector SPDR Fund	67,333	1,886,671
Health Care Select Sector SPDR Fund	297	26,510
Industrial Select Sector SPDR Fund(b)	22,319	1,741,105
Utilities Select Sector SPDR Fund	20,554	1,206,725
Vanguard Consumer Discretionary ETF(b)	2,087	378,185
Vanguard Consumer Staples ETF(b)	297	44,220
Vanguard Energy ETF	1,271	113,386
Vanguard Financials ETF(b)	8,299	581,428

	Shares	Value

Investment Companies (continued)

U.S. Large Cap Core Funds (continued)
Vanguard Health Care ETF	76	$12,755
Vanguard Industrials ETF	3,987	583,218
Vanguard Utilities ETF(b)	3,561	465,494
Total U.S. Large Cap Core Funds		9,319,935

Total Investment Companies
(Cost $41,923,274)		43,584,983

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $32,953)	32,953	32,953

Investment of Cash Collateral For Securities Loaned — 9.3%

Money Market Fund — 9.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $4,075,170)	4,075,170	4,075,170

Total Investments — 109.2%
(Cost $46,031,397)		47,693,106

Other Assets and Liabilities, Net — (9.2)%		(4,017,689)

Net Assets — 100.0%		$43,675,417

(a)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $235,640.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $6,257,252; total market value of collateral held by the Fund was $6,385,442. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,310,272.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	$208,201	$—
Consumer Staples Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	12,350	—
Energy Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	50,111	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	223,880	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	3,124	—
Industrial Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	206,648	—
iShares 7-10 Year Treasury Bond ETF	Morgan Stanley	1.25	10/03/2019	Monthly	(2,095,549)	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	2,323	—
iShares Core MSCI EAFE ETF	Morgan Stanley	2.94	10/03/2019	Monthly	579,744	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	2.94	10/03/2019	Monthly	199,048	—
iShares Core U.S. Aggregate Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	602,132	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	28,136	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	618,926	—
iShares Russell 2000 ETF	Morgan Stanley	1.85	10/03/2019	Monthly	(732,883)	—
Materials Select Sector SPDR Fund	Morgan Stanley	2.09	10/03/2019	Monthly	(184,127)	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.94	10/03/2019	Monthly	358,504	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	359,726	—
SPDR Portfolio Aggregate Bond ETF	Morgan Stanley	2.94	10/03/2019	Monthly	37,541	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.09	10/03/2019	Monthly	(14,325)	—
Utilities Select Sector SPDR Fund	Morgan Stanley	2.94	10/03/2019	Monthly	143,194	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	2.94	10/03/2019	Monthly	44,940	—
Vanguard Consumer Staples ETF	Morgan Stanley	2.94	10/03/2019	Monthly	5,211	—
Vanguard Energy ETF	Morgan Stanley	2.94	10/03/2019	Monthly	13,471	—
Vanguard Financials ETF	Morgan Stanley	2.94	10/03/2019	Monthly	69,009	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	2.94	10/03/2019	Monthly	675,926	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	2.94	10/03/2019	Monthly	214,445	—
Vanguard Health Care ETF	Morgan Stanley	2.94	10/03/2019	Monthly	1,510	—
Vanguard Industrials ETF	Morgan Stanley	2.94	10/03/2019	Monthly	69,190	—
Vanguard Real Estate ETF	Morgan Stanley	2.09	10/03/2019	Monthly	(2,084,302)	—
Vanguard Total Bond Market ETF	Morgan Stanley	2.94	10/03/2019	Monthly	389,580	—
Vanguard Utilities ETF	Morgan Stanley	2.94	10/03/2019	Monthly	55,295	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $235,640 at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Investment Companies	$43,584,983	$—	$—	$43,584,983
Short-Term Investment:
Money Market Fund	32,953	—	—	32,953
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	4,075,170	—	—	4,075,170
Total Investments in Securities	47,693,106	—	—	47,693,106
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$47,693,106	$—	$—	$47,693,106

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into and out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Bond U.S. ETF

April 30, 2019

	Shares	Value

Investment Companies — 100.0%

Investment Grade Corporate Bond Funds — 36.1%
iShares Broad USD Investment Grade Corporate Bond ETF	98,545	$5,450,524
SPDR Portfolio Intermediate Term Corporate Bond ETF	117,221	4,010,130
SPDR Portfolio Long Term Corporate Bond ETF	72,786	1,979,051
Vanguard Intermediate-Term Corporate Bond ETF(a)	112,203	9,760,539
Vanguard Long-Term Corporate Bond ETF(a)	117,836	10,764,319
Total Investment Grade Corporate Bond Funds		31,964,563

Short Maturity Investment Grade Corporate Bond Fund — 13.9%
Vanguard Short-Term Corporate Bond ETF	154,590	12,325,461

U.S. Short Term Treasury Bond Funds — 50.0%
Schwab Short-Term U.S. Treasury ETF	464,075	23,282,643
Vanguard Short-Term Treasury ETF	347,542	21,001,963
Total U.S. Short Term Treasury Bond Funds		44,284,606

Total Investment Companies
(Cost $87,355,978)		88,574,630

	Shares	Value
Short-Term Investment — 0.0%(b)

Money Market Fund — 0.0%(b)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $28,696)	28,696	$28,696

Total Investments — 100.0%
(Cost $87,384,674)		88,603,326

Other Assets and Liabilities, Net — (0.0)%(b)		(14,047)

Net Assets — 100.0%		$88,589,279

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,507,592; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $4,602,287.
(b)	Less than 0.05%.
(c)	Reflects the 1-day yield at April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Investment Companies	$88,574,630	$—	$—	$88,574,630
Short-Term Investment:
Money Market Fund	28,696	—	—	28,696
Total Investments in Securities	$88,603,326	$—	$—	$88,603,326

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF

April 30, 2019

	Shares	Value

Investment Companies — 99.9%

Emerging Market Bond Funds — 2.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF	37,141	$4,078,082
Vanguard Emerging Markets Government Bond ETF(a)	3,716	290,331
Total Emerging Market Bond Funds		4,368,413

High Yield Corporate Bond Funds — 5.9%
iShares iBoxx High Yield Corporate Bond ETF(a)	60,334	5,245,438
SPDR Bloomberg Barclays High Yield Bond ETF(a)	85,965	3,117,951
Xtrackers USD High Yield Corporate Bond ETF	17,249	864,002
Total High Yield Corporate Bond Funds		9,227,391

Investment Grade Corporate Bond Funds — 30.3%
iShares Broad USD Investment Grade Corporate Bond ETF	146,328	8,093,402
SPDR Portfolio Intermediate Term Corporate Bond ETF(a)	174,062	5,954,661
SPDR Portfolio Long Term Corporate Bond ETF	108,079	2,938,668
Vanguard Intermediate-Term Corporate Bond ETF	166,614	14,493,752
Vanguard Long-Term Corporate Bond ETF(a)	174,981	15,984,514
Total Investment Grade Corporate Bond Funds		47,464,997

Short Maturity Investment Grade Corporate Bond Fund — 11.7%
Vanguard Short-Term Corporate Bond ETF	229,550	18,302,021

	Shares	Value

Investment Companies (continued)

U.S. Short Term Treasury Bond Funds — 49.2%
Schwab Short-Term U.S. Treasury ETF	806,983	$40,486,337
Vanguard Short-Term Treasury ETF	604,341	36,520,327
Total U.S. Short Term Treasury Bond Funds		77,006,664

Total Investment Companies
(Cost $154,094,559)		156,369,486

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(b)
(Cost $149,802)	149,802	149,802

Investment of Cash Collateral For Securities Loaned — 0.7%

Money Market Fund — 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(b)
(Cost $1,116,868)	1,116,868	1,116,868

Total Investments — 100.7%
(Cost $155,361,229)		157,636,156

Other Assets and Liabilities, Net — (0.7)%		(1,142,221)

Net Assets — 100.0%		$156,493,935

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $7,453,730; total market value of collateral held by the Fund was $7,616,686. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $6,499,818.
(b)	Reflects the 1-day yield at April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Investment Companies	$156,369,486	$—	$—	$156,369,486
Short-Term Investment:
Money Market Fund	149,802	—	—	149,802
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,116,868	—	—	1,116,868
Total Investments in Securities	$157,636,156	$—	$—	$157,636,156

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF (continued)

April 30, 2019

A summary of the Fund’s transactions with affiliated funds during the year April 30, 2019 is as follows:

Affiliated Holdings	Shares at 04/30/2018	Value Value ($) at 04/30/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Capital Gain Distributions ($)	Shares at 04/30/2019	Value ($) at 04/30/2019	Income Distributions ($)
SPDR Bloomberg Barclays Mortgage Backed Bond ETF	520,339	13,174,984	28,235,817	(41,249,057)	(310,932)	149,188	—	—	—	283,334
	520,339	13,174,984	28,235,817	(41,249,057)	(310,932)	149,188	—	—	—	283,334

For more information on the determination, please refer to Note 6.

See notes to financial statements.

Schedules of Investments — IQ Short Duration Enhanced Core Bond U.S. ETF

April 30, 2019

	Shares	Value

Investment Companies — 99.9%

Floating Rate — Investment Grade Funds — 5.7%
iShares Floating Rate Bond ETF	3,055	$155,683
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	1,973	60,611
Total Floating Rate — Investment Grade Funds		216,294

High Yield Corporate Bond Funds — 25.0%
iShares 0-5 Year High Yield Corporate Bond ETF	8,989	421,225
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(a)	19,426	531,495
Total High Yield Corporate Bond Fund		952,720

Investment Grade Corporate Bond Fund — 4.1%
iShares 0-5 Year Investment Grade Corporate Bond ETF	3,069	154,831

Short Maturity Investment Grade Corp Bond Fund — 60.7%
Vanguard Short-Term Corporate Bond ETF(a)	28,948	2,308,024

U.S. Short Term Treasury Bond Funds — 4.4%
Schwab Short-Term U.S. Treasury ETF	1,759	88,249
Vanguard Short-Term Treasury ETF	1,317	79,586
Total U.S. Short Term Treasury Bond Fund		167,835

Total Investment Companies
(Cost $3,765,937)		3,799,704

	Shares	Value
Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(b)
(Cost $6,063)	6,063	$6,063

Investment of Cash Collateral For Securities Loaned — 2.3%

Money Market Fund — 2.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(b)
(Cost $85,755)	85,755	85,755

Total Investments — 102.4%
(Cost $3,857,755)		3,891,522

Other Assets and Liabilities, Net — (2.4)%		(86,484)

Net Assets — 100.0%		$3,805,038

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $84,111; total market value of collateral held by the Fund was $85,755.
(b)	Reflects the 1-day yield at April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Investment Companies	$3,799,704	$—	$—	$3,799,704
Short-Term Investment:
Money Market Fund	6,063	—	—	6,063
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	85,755	—	—	85,755
Total Investments in Securities	$3,891,522	$—	$—	$3,891,522

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the period ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF

April 30, 2019

	Shares	Value

Common Stocks — 85.8%

Communication Services — 4.1%
Inmarsat PLC	469,042	$3,333,716
Scout24 AG‡(a)	91,430	4,703,173
Tribune Media Co., Class A	698,718	32,280,772
Total Communication Services		40,317,661

Financials — 9.4%
Navigators Group, Inc. (The)	132,329	9,255,090
Oaktree Capital Group LLC	109,112	5,523,250
SunTrust Banks, Inc.	1,122,069	73,473,078
TCF Financial Corp.	187,907	4,158,382
Total Financials		92,409,800

Health Care — 22.5%
Aphria, Inc.*(a)	1,983,663	15,070,648
BTG PLC*	1,599,572	17,422,533
Celgene Corp.*	769,711	72,860,843
Pacific Biosciences of California, Inc.*	1,010,971	7,471,076
Spark Therapeutics, Inc.*(a)	667,353	71,199,891
WellCare Health Plans, Inc.*	144,894	37,433,365
Total Health Care		221,458,356

Industrials — 11.4%
Ceva Logistics AG*(a)	446,833	13,155,044
L3 Technologies, Inc.	329,921	72,114,132
Multi-Color Corp.(a)	335,035	16,718,247
WABCO Holdings, Inc.*	80,961	10,722,475
Total Industrials		112,709,898

Information Technology — 36.3%
Finisar Corp.*(a)	1,758,991	42,409,273
First Data Corp., Class A*	2,765,622	71,518,985
Luxoft Holding, Inc.*(a)	173,280	10,123,017
Red Hat, Inc.*(b)	479,750	87,568,767
Travelport Worldwide Ltd.	1,278,923	20,053,513
Ultimate Software Group, Inc. (The)*	162,758	53,815,933
Versum Materials, Inc.	617,532	32,222,820
Worldpay, Inc., Class A*	344,656	40,397,130
Total Information Technology		358,109,438

Materials — 1.6%
Bemis Co., Inc.(a)	230,997	13,263,848
RPC Group PLC	275,952	2,838,387
Total Materials		16,102,235

Real Estate — 0.5%
InfraREIT, Inc.	237,148	4,991,965

Total Common Stocks
(Cost $828,429,578)		846,099,353

Rights — 0.0%(c)

Materials — 0.0%(c)
A. Schulman, Inc., Contingent Value Right (CVR) *(d)(e)
(Cost $79,792)	152,567	66,061

	Shares	Value
Short-Term Investment — 15.6%

Money Market Fund — 15.6%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(f)
(Cost $153,909,452)	153,909,452	$153,909,452

Investment of Cash Collateral For Securities Loaned — 2.6%

Money Market Fund — 2.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(f)
(Cost $26,117,837)	26,117,837	26,117,837

Total Investments — 104.0%
(Cost $1,008,536,659)		1,026,192,703

Other Assets and Liabilities, Net — (4.0)%		(40,393,156)

Net Assets — 100.0%		$985,799,547

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $30,647,713; total market value of collateral held by the Fund was $32,334,398. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $6,216,561.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $27,808,405.
(c)	Less than 0.05%.
(d)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of this security was $66,061.
(e)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.
(f)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Financial Select Sector SPDR Fund	Morgan Stanley	2.09	1/10/2020	Monthly	$(79,537,964)	$—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.09	1/10/2020	Monthly	(77,123,139)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	2.09	1/10/2020	Monthly	(70,680,570)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	0.25	1/10/2020	Monthly	(13,027,296)	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.09	1/10/2020	Monthly	(131,936,693)	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $27,808,405 at April 30, 2019. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(g)	Reflects the value at reset date of April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(h)
Common Stocks	$846,099,353	$—	$—		$846,099,353
Rights	—	—	66,061	(i)	66,061
Short-Term Investment:
Money Market Fund	153,909,452	—	—		153,909,452
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	26,117,837	—	—		26,117,837
Total Investments in Securities	1,026,126,642	—	66,061		1,026,192,703
Other Financial Instruments:(j)
Swap Contracts	—	—	—		—
Total Investments in Securities and Other Financial Instruments	$1,026,126,642	$—	$66,061		$1,026,192,703

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Other Financial Instruments:(j)
Swap Contracts	$—	$—	$—		$—

(h)	For a complete listing of investments and their industries, see the Schedules of Investments.
(i)	The Level 3 security, valued at $66,061, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(j)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(k)
Common Stock
Sakari Resources Ltd.	$379	$—	$(449)	$263	$—	$(193)	$—	$—	$—	$—
Rights
A. Schulman, Inc. (l)	—	—	—	(13,731)	305,134	(225,342)	—	—	66,061	(13,731)
Dyax Corp. CVR	25,920	—	93,404	(25,920)	—	(93,404)	—	—	—	—
Total	$26,299	$—	$92,955	$(39,388)	$305,134	$(318,939)	$—	$—	$66,061	$(13,731)

(k)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(l)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Rights	$ 66,061	Issuer Specific Facts	Contingent Payment Terms

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF

April 30, 2019

	Shares	Value

Common Stocks — 90.9%

Argentina — 0.0%(a)
Adecoagro SA*	4,773	$32,456

Australia — 10.2%
BHP Group Ltd.	230,095	6,057,020
Evolution Mining Ltd.	199,312	447,512
Fortescue Metals Group Ltd.	140,006	704,584
GrainCorp Ltd., Class A	9,357	59,273
Iluka Resources Ltd.	19,186	116,675
Independence Group NL	69,349	217,698
Mineral Resources Ltd.	8,519	93,479
New Hope Corp. Ltd.	190,749	361,156
Newcrest Mining Ltd.	90,097	1,586,004
Northern Star Resources Ltd.	75,101	432,922
OceanaGold Corp.	72,654	203,077
OZ Minerals Ltd.	14,734	103,291
Regis Resources Ltd.	59,641	201,076
Resolute Mining Ltd.	89,032	70,812
Rio Tinto PLC	76,059	4,427,241
Sandfire Resources NL	7,259	35,969
Saracen Mineral Holdings Ltd.*	96,336	189,179
South32 Ltd.	228,181	536,421
St. Barbara Ltd.	61,307	138,083
Washington H Soul Pattinson & Co., Ltd.	54,933	888,899
Whitehaven Coal Ltd.	234,546	693,358
Woodside Petroleum Ltd.	10,146	252,729
Total Australia		17,816,458

Austria — 0.1%
OMV AG	3,545	189,705

Brazil — 0.1%
Yamana Gold, Inc.	111,601	243,909

Canada — 12.0%
Agnico Eagle Mines Ltd.	27,649	1,140,326
Alamos Gold, Inc., Class A	45,663	211,139
B2Gold Corp.*	117,980	319,244
Barrick Gold Corp.	205,761	2,604,899
Canadian Natural Resources Ltd.	13,019	389,254
Canfor Corp.*	62,439	650,290
Canfor Pulp Products, Inc.	32,552	354,994
Centerra Gold, Inc.*	34,293	173,861
Detour Gold Corp.*	20,642	182,605
Enbridge, Inc.	21,947	807,432
First Majestic Silver Corp.*	23,093	141,284
Fortuna Silver Mines, Inc.*	18,784	57,251
Hudbay Minerals, Inc.	11,886	78,816
IAMGOLD Corp.*	54,961	164,654
Imperial Oil Ltd.	8,437	244,103
Kinross Gold Corp.*	146,841	465,018
Kirkland Lake Gold Ltd.	24,643	793,405
Labrador Iron Ore Royalty Corp.	2,912	67,107
Largo Resources Ltd.*	24,070	30,240
Maple Leaf Foods, Inc.	18,611	432,486
Mercer International, Inc.(b)	32,512	460,370
New Gold, Inc.*	68,013	58,144
Norbord, Inc.	40,723	1,032,909
Nutrien Ltd.	24,680	1,333,072
Osisko Gold Royalties Ltd.	18,172	204,523
Pan American Silver Corp.	24,597	311,942
Pembina Pipeline Corp.	5,490	195,488
Pretium Resources, Inc.*	21,632	163,542

	Shares	Value

Common Stocks (continued)

Canada (continued)
SEMAFO, Inc.*	38,233	$101,182
SSR Mining, Inc.*	14,224	163,049
Suncor Energy, Inc.	17,143	563,022
Teck Resources Ltd., Class B	130,092	3,063,719
Torex Gold Resources, Inc.*	9,995	95,180
TransAlta Corp.	65,315	438,929
TransCanada Corp.	10,017	476,128
West Fraser Timber Co. Ltd.	34,650	1,776,547
Westshore Terminals Investment Corp.(b)	15,305	239,155
Wheaton Precious Metals Corp.	52,185	1,124,235
Total Canada		21,109,544

Chile — 0.4%
Antofagasta PLC	44,851	530,908
Lundin Mining Corp.	33,478	178,937
Total Chile		709,845

China — 10.5%
Beijing Enterprises Water Group Ltd.*	900,577	559,030
China Agri-Industries Holdings Ltd.	215,374	69,454
China Coal Energy Co., Ltd., Class H	3,042,431	1,341,781
China Modern Dairy Holdings Ltd.*(b)	910,354	136,923
China Petroleum & Chemical Corp., Class H	1,313,690	1,009,706
China Power International Development Ltd.	2,250,358	599,491
China Shenhua Energy Co., Ltd., Class H	4,564,011	10,087,434
CNOOC Ltd.	484,450	875,609
Guangdong Investment Ltd.	588,111	1,101,949
Jiangxi Copper Co., Ltd., Class H	157,534	208,830
MMG Ltd.*	366,317	158,286
PetroChina Co., Ltd., Class H	1,985,877	1,260,569
Shougang Fushan Resources Group Ltd.	1,216,592	294,634
Southern Energy Holdings Group Ltd.*	164,757	321,307
Zhaojin Mining Industry Co., Ltd., Class H	378,255	325,442
Total China		18,350,445

Egypt — 0.1%
Centamin PLC	135,516	156,349

Finland — 8.4%
Neste OYJ	8,328	274,769
Stora Enso OYJ, Class R	393,234	4,876,319
UPM-Kymmene OYJ	265,934	7,483,593
Valmet OYJ	74,605	2,048,442
Total Finland		14,683,123

France — 2.0%
Suez	55,577	780,122
TOTAL SA	28,313	1,572,083
Veolia Environnement SA	49,753	1,174,268
Vilmorin & Cie SA	938	52,140
Total France		3,578,613

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Germany — 0.2%
Aurubis AG	2,045	$99,511
GEA Group AG	7,392	206,443
Suedzucker AG(b)	8,362	128,387
Total Germany		434,341

Hong Kong — 0.5%
Agritrade Resources Ltd.(b)	1,462,732	238,649
C.P. Pokphand Co., Ltd.	3,790,839	323,739
Hong Kong & China Gas Co., Ltd.	166,951	398,364
Total Hong Kong		960,752

Italy — 0.5%
Eni SpA	39,074	666,400
Snam SpA	35,816	182,111
Total Italy		848,511

Ivory Coast — 0.1%
Endeavour Mining Corp.*	11,715	165,640

Japan(c) — 3.2%
Daio Paper Corp.	74,841	862,814
Ebara Corp.	9,000	275,152
Fuji Oil Holdings, Inc.	3,520	112,672
Hokuto Corp.	1,297	22,289
Itoham Yonekyu Holdings, Inc.	44,202	275,035
Kewpie Corp.	5,858	134,964
NH Foods Ltd.(b)	15,407	618,355
Nichirei Corp.	5,458	125,552
Nippon Flour Mills Co., Ltd.	2,985	50,253
Nippon Paper Industries Co., Ltd.	57,705	1,141,924
Nippon Steel Corp.	40,153	714,011
Nisshin Oillio Group Ltd. (The)	1,398	39,853
Nisshin Seifun Group, Inc.	12,166	282,262
Prima Meat Packers Ltd.(b)	7,522	137,372
S Foods, Inc.	4,739	162,966
Sumitomo Metal Mining Co., Ltd.	12,501	390,491
Toyo Suisan Kaisha Ltd.	4,183	159,057
UACJ Corp.(b)	2,194	44,185
Yamazaki Baking Co., Ltd.	8,903	132,056
Total Japan		5,681,263

Kazakhstan — 0.1%
KAZ Minerals PLC	21,408	180,457

Luxembourg — 0.6%
ArcelorMittal	46,111	998,806

Mexico — 0.5%
Fresnillo PLC	86,544	844,819

Netherlands — 1.8%
ForFarmers NV	14,989	128,002
OCI NV*	8,580	248,564
Royal Dutch Shell PLC, Class B	88,958	2,858,083
Total Netherlands		3,234,649

Norway — 1.0%
Equinor ASA	36,114	803,717
Norsk Hydro ASA	93,095	397,894
Yara International ASA	11,168	502,511
Total Norway		1,704,122

	Shares	Value

Common Stocks (continued)

Peru — 0.9%
Hochschild Mining PLC	60,063	$145,719
Nexa Resources SA	6,060	71,750
Southern Copper Corp.	35,169	1,351,193
Total Peru		1,568,662

Portugal — 1.4%
Altri SGPS SA	102,286	800,704
Navigator Co. SA (The)	357,771	1,579,760
Total Portugal		2,380,464

Singapore — 0.6%
First Resources Ltd.	64,873	87,216
Golden Agri-Resources Ltd.	521,538	111,112
Olam International Ltd.	130,333	189,582
Wilmar International Ltd.	259,116	692,905
Total Singapore		1,080,815

South Africa — 0.9%
Anglo American PLC	57,790	1,492,746

Spain — 0.4%
Ebro Foods SA	6,301	132,757
Naturgy Energy Group SA	10,706	303,795
Repsol SA	16,499	279,760
Total Spain		716,312

Sweden — 1.3%
AAK AB	10,391	168,596
Boliden AB*(b)	12,443	369,097
Holmen AB, B Shares(b)	83,767	1,759,611
Total Sweden		2,297,304

Switzerland — 1.6%
Bell Food Group AG*	940	270,285
Glencore PLC*	625,107	2,480,211
Total Switzerland		2,750,496

Tanzania — 0.1%
Acacia Mining PLC*	48,162	91,857

United Kingdom — 2.1%
BP PLC	219,711	1,601,123
Central Asia Metals PLC	8,006	23,849
Cranswick PLC	7,728	291,962
Pennon Group PLC	37,827	369,158
Severn Trent PLC	21,334	566,254
Tate & Lyle PLC	18,951	189,639
United Utilities Group PLC	61,339	662,746
Total United Kingdom		3,704,731

United States — 29.1%
AK Steel Holding Corp.*(b)	14,390	34,824
Alcoa Corp.*	8,440	225,179
American Water Works Co., Inc.	16,238	1,756,789
Anadarko Petroleum Corp.	5,421	394,920
Aqua America, Inc.	16,045	626,718
Archer-Daniels-Midland Co.	22,938	1,023,035
Bunge Ltd.	5,779	302,877
Campbell Soup Co.(b)	12,332	477,125
Carpenter Technology Corp.	2,155	107,039
Century Aluminum Co.*(b)	4,008	33,707
CF Industries Holdings, Inc.	9,108	407,856
Chevron Corp.	20,617	2,475,277

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

United States (continued)
Cleveland-Cliffs, Inc.(b)	13,219	$132,058
Coeur Mining, Inc.*(b)	24,100	87,001
Commercial Metals Co.	5,365	92,761
Conagra Brands, Inc.	19,889	612,183
Concho Resources, Inc.	2,177	251,182
ConocoPhillips	12,309	776,944
CONSOL Energy, Inc.*	6,335	214,757
Continental Resources, Inc.*	4,080	187,639
Diamondback Energy, Inc.	1,784	189,800
Domtar Corp.	31,376	1,534,286
Ecolab, Inc.	25,940	4,775,035
EOG Resources, Inc.	6,294	604,539
Exxon Mobil Corp.	45,974	3,690,793
Flowers Foods, Inc.(b)	8,637	187,768
Flowserve Corp.	11,783	577,721
FMC Corp.	5,390	426,133
Freeport-McMoRan, Inc.	65,924	811,524
Fresh Del Monte Produce, Inc.	1,977	58,341
General Mills, Inc.	24,523	1,262,199
Halliburton Co.	9,468	268,228
Hecla Mining Co.	56,724	119,120
Hess Corp.	3,288	210,827
Hormel Foods Corp.	80,159	3,201,550
IDEX Corp.	6,818	1,068,108
Ingredion, Inc.	2,730	258,668
John Bean Technologies Corp.	1,291	141,739
Kellogg Co.	14,077	848,843
Kinder Morgan, Inc.	24,562	488,047
Lamb Weston Holdings, Inc.	5,999	420,230
Louisiana-Pacific Corp.	61,549	1,541,802
Marathon Petroleum Corp.	7,299	444,290
McEwen Mining, Inc.(b)	40,635	56,076
Mosaic Co. (The)	15,787	412,199
Newmont Goldcorp Corp.	96,099	2,984,835
Nucor Corp.	13,866	791,333
Occidental Petroleum Corp.	8,115	477,811
ONEOK, Inc.	4,466	303,375
Peabody Energy Corp.	24,831	714,388
Pentair PLC	15,443	602,123
Phillips 66	4,948	466,448
Pilgrim’s Pride Corp.*	37,255	1,002,532
Pioneer Natural Resources Co.	1,827	304,122
Post Holdings, Inc.*	2,723	307,100
Reliance Steel & Aluminum Co.	3,052	280,662
Sanderson Farms, Inc.	3,315	502,653

	Shares	Value

Common Stocks (continued)

United States (continued)
Schlumberger Ltd.	15,039	$641,865
Seaboard Corp.	175	786,727
Steel Dynamics, Inc.	10,142	321,299
Tyson Foods, Inc., Class A	53,611	4,021,361
United States Steel Corp.(b)	7,886	123,022
Valero Energy Corp.	4,531	410,780
Warrior Met Coal, Inc.	11,830	366,730
Williams Cos., Inc. (The)	13,148	372,483
Xylem, Inc.(b)	16,152	1,347,077
Total United States		50,946,463

Zambia — 0.2%
First Quantum Minerals Ltd.	31,363	329,904

Total Common Stocks
(Cost $157,346,691)		159,283,561

Short-Term Investment — 8.9%

Money Market Fund — 8.9%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(d)
(Cost $15,589,427)	15,589,427	15,589,427

Investment of Cash Collateral For Securities Loaned — 2.0%

Money Market Fund — 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(d)
(Cost $3,586,080)	3,586,080	3,586,080

Total Investments — 101.8%
(Cost $176,522,198)		178,459,068

Other Assets and Liabilities, Net — (1.8)%		(3,147,131)

Net Assets — 100.0%		$175,311,937

*	Non-income producing securities.
(a)	Less than 0.05%.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,535,999; total market value of collateral held by the Fund was $5,807,103. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,221,023.
(c)	These securities are deemed illiquid due to the extended closure of the Japanese market.
(d)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2019

Total Return Swap contracts outstanding at April 30, 2019:

Total Return Benchmark	Counterparty	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares MSCI EAFE ETF	Morgan Stanley	2.10	5/04/2020	Monthly	$(18,288,435)	$—
SPDR S&P 500 ETF Trust	Morgan Stanley	2.10	5/04/2020	Monthly	(18,493,858)	—
						$—

Cash posted has been segregated as collateral for swaps in the amount of $1,125,028 at April 30, 2019.

The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects the value at reset date of April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Common Stocks
Argentina	$32,456	$—	$—	$32,456
Australia	17,816,458	—	—	17,816,458
Austria	189,705	—	—	189,705
Brazil	243,909	—	—	243,909
Canada	21,109,544	—	—	21,109,544
Chile	709,845	—	—	709,845
China	18,350,445	—	—	18,350,445
Egypt	156,349	—	—	156,349
Finland	14,683,123	—	—	14,683,123
France	3,578,613	—	—	3,578,613
Germany	434,341	—	—	434,341
Hong Kong	960,752	—	—	960,752
Italy	848,511	—	—	848,511
Ivory Coast	165,640	—	—	165,640
Japan	—	5,681,263	—	5,681,263
Kazakhstan	180,457	—	—	180,457
Luxembourg	998,806	—	—	998,806
Mexico	844,819	—	—	844,819
Netherlands	3,234,649	—	—	3,234,649
Norway	1,704,122	—	—	1,704,122
Peru	1,568,662	—	—	1,568,662
Portugal	2,380,464	—	—	2,380,464
Singapore	1,080,815	—	—	1,080,815
South Africa	1,492,746	—	—	1,492,746
Spain	716,312	—	—	716,312
Sweden	2,297,304	—	—	2,297,304
Switzerland	2,750,496	—	—	2,750,496
Tanzania	91,857	—	—	91,857
United Kingdom	3,704,731	—	—	3,704,731
United States	50,946,463	—	—	50,946,463
Zambia	329,904	—	—	329,904
Total Common Stocks	153,602,298	5,681,263	—	159,283,561
Short-Term Investment:
Money Market Fund	15,589,427	—	—	15,589,427
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,586,080	—	—	3,586,080
Total Investments in Securities	172,777,805	5,681,263	—	178,459,068
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$172,777,805	$5,681,263	$—	$178,459,068

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2019

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)	For a complete listing of investments and their countries, see the Schedules of Investments.
(g)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(h)
Common Stock: Sakari Resources Ltd.	$214,241	$—	$(244,347)	$139,499	$—	$(109,393)	$—	$—	$—	$—

(h)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF

April 30, 2019

	Shares	Value

Common Stocks — 99.8%

Argentina — 1.9%
Adecoagro SA*	27,120	$184,416

Australia — 15.0%
Australian Agricultural Co., Ltd.*(a)	73,087	60,702
Bega Cheese Ltd.(a)	44,826	159,647
Costa Group Holdings Ltd.	69,462	277,211
Elders Ltd.	26,335	111,957
GrainCorp Ltd., Class A	52,587	333,120
Inghams Group Ltd.(a)	59,066	185,003
Nufarm Ltd.(a)	72,451	258,033
Select Harvests Ltd.	21,770	98,066
Total Australia		1,483,739

Canada — 5.3%
Maple Leaf Foods, Inc.	17,619	409,434
Village Farms International, Inc.*(a)	8,698	107,787
Total Canada		517,221

China — 5.9%
Ausnutria Dairy Corp., Ltd.	108,766	175,514
China BlueChemical Ltd., Class H	415,646	141,456
China Huishan Dairy Holdings Co., Ltd.*(b)(c)	938,079	—
COFCO Meat Holdings Ltd.*	294,051	120,313
Leyou Technologies Holdings Ltd.*(a)	331,229	94,994
Sinofert Holdings Ltd.*	412,168	50,960
Total China		583,237

Indonesia — 3.0%
PT Astra Agro Lestari Tbk	91,767	70,032
PT Japfa Comfeed Indonesia Tbk	988,491	108,214
PT Malindo Feedmill Tbk	224,512	18,985
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	647,026	49,492
PT Sawit Sumbermas Sarana Tbk	699,602	53,268
Total Indonesia		299,991

Japan(d) — 32.1%
Feed One Co. Ltd.	30,157	46,302
Fuji Oil Holdings, Inc.	12,142	388,653
Itoham Yonekyu Holdings, Inc.	34,831	216,726
Kumiai Chemical Industry Co., Ltd.	25,998	190,010
Megmilk Snow Brand Co., Ltd.	11,623	255,993
Morinaga Milk Industry Co., Ltd.	9,658	317,814
NH Foods Ltd.	23,317	935,820
Nichirei Corp.	28,541	656,539
Nihon Nohyaku Co., Ltd.	8,652	36,667
Prima Meat Packers Ltd.	6,689	122,159
Total Japan		3,166,683

Singapore — 5.5%
Golden Agri-Resources Ltd.	1,483,643	316,086
Japfa Ltd.	85,439	40,171
Olam International Ltd.	128,395	186,763
Total Singapore		543,020

	Shares	Value

Common Stocks (continued)

Spain — 2.7%
Ebro Foods SA	12,619	$265,872

Thailand — 2.2%
GFPT PCL	227,043	110,232
Thai Vegetable Oil PCL	125,393	106,049
Total Thailand		216,281

United States — 26.2%
AGCO Corp.	14,367	1,016,896
Cal-Maine Foods, Inc.	5,309	218,253
CVR Partners LP	17,374	63,589
Element Solutions, Inc.*	51,928	563,938
Sanderson Farms, Inc.	4,234	642,001
Titan International, Inc.	11,651	80,742
Total United States		2,585,419

Total Common Stocks
(Cost $9,772,693)		9,845,879

Investment of Cash Collateral For Securities Loaned — 6.0%

Money Market Fund — 6.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(e)
(Cost $594,995)	594,995	594,995

Total Investments — 105.8%
(Cost $10,367,688)		10,440,874

Other Assets and Liabilities, Net — (5.8)%		(576,953)

Net Assets — 100.0%		$9,863,921

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $678,369; total market value of collateral held by the Fund was $729,484. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $134,489.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of this security was $ —.
(c)	Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.
(d)	These securities are deemed illiquid due to the extended closure of the Japanese market.
(e)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(f)
Common Stocks
Argentina	$184,416	$—	$—		$184,416
Australia	1,483,739	—	—		1,483,739
Canada	517,221	—	—		517,221
China	583,237	—	—	(g)	583,237
Indonesia	299,991	—	—		299,991
Japan	—	3,166,683	—		3,166,683
Singapore	543,020	—	—		543,020
Spain	265,872	—	—		265,872
Thailand	216,281	—	—		216,281
United States	2,585,419	—	—		2,585,419
Total Common Stocks	6,679,196	3,166,683	—		9,845,879
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	594,995	—	—		594,995
Total Investments in Securities	$7,274,191	$3,166,683	$—		$10,440,874

(f)	For a complete listing of investments and their countries, see the Schedules of Investments.
(g)	The Level 3 security, valued at $ — , has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(h)
Common Stocks
China Huishan Dairy Holdings Co., Ltd.(i)	$—	(j)	$—	$—	$—	$—	$—	$—	$—	$—	(j)	$—

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$ —	Issuer Specific	Company Announcements

(h)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(i)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(j)	Includes a level 3 security valued at $ —.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2019

	Shares	Value

Common Stocks — 99.7%

Diversified REITs — 16.8%
Alexander & Baldwin, Inc.	46,848	$1,106,550
American Assets Trust, Inc.	26,227	1,211,425
Empire State Realty Trust, Inc., Class A	121,320	1,875,607
Exantas Capital Corp.	20,789	227,640
Granite Point Mortgage Trust, Inc.(a)	34,811	669,416
Industrial Logistics Properties Trust	45,096	895,156
Kennedy-Wilson Holdings, Inc.(a)	82,722	1,781,832
Monmouth Real Estate Investment Corp.	60,081	825,513
New Senior Investment Group, Inc.	55,871	312,319
Preferred Apartment Communities, Inc., Class A(a)	29,399	459,800
Redwood Trust, Inc.(a)	65,912	1,078,320
Washington Real Estate Investment Trust(a)	54,879	1,549,783
Winthrop Realty Trust*(a)(b)(c)	29,107	9,896
Total Diversified REITs		12,003,257

Hotel REITs — 12.5%
Ashford Hospitality Trust, Inc.	66,368	365,688
Braemar Hotels & Resorts, Inc.	21,291	295,945
Chatham Lodging Trust	31,536	620,944
Chesapeake Lodging Trust(a)	41,025	1,169,212
DiamondRock Hospitality Co.	137,028	1,488,124
Hersha Hospitality Trust	26,174	486,051
MGM Growth Properties LLC, Class A	62,468	2,015,218
Summit Hotel Properties, Inc.(a)	70,838	822,429
Xenia Hotels & Resorts, Inc.(a)	77,925	1,687,076
Total Hotel REITs		8,950,687

Mortgage REITs — 13.2%
AG Mortgage Investment Trust, Inc.	21,938	375,359
Anworth Mortgage Asset Corp.	67,022	280,822
Apollo Commercial Real Estate Finance, Inc.(a)	92,549	1,734,368
Arbor Realty Trust, Inc.(a)	51,109	698,149
ARMOUR Residential REIT, Inc.	40,924	780,830
Capstead Mortgage Corp.(a)	58,149	499,500
Dynex Capital, Inc.	47,841	291,830
Front Yard Residential Corp.	33,670	333,670
Invesco Mortgage Capital, Inc.	88,247	1,440,191
iStar, Inc.(a)	44,817	388,563
KKR Real Estate Finance Trust, Inc.	16,457	331,938
New York Mortgage Trust, Inc.(a)	127,677	804,365
Orchid Island Capital, Inc.	32,555	213,886
PennyMac Mortgage Investment Trust	45,788	961,548
Western Asset Mortgage Capital Corp.	32,251	339,281
Total Mortgage REITs		9,474,300

	Shares	Value

Common Stocks (continued)

Office REITs — 16.4%
Brandywine Realty Trust	120,244	$1,850,555
City Office REIT, Inc.(a)	25,945	300,962
Easterly Government Properties, Inc.(a)	41,966	755,388
Franklin Street Properties Corp.	71,355	560,850
Global Net Lease, Inc.	58,006	1,106,175
Lexington Realty Trust	158,374	1,436,452
Mack-Cali Realty Corp.	55,349	1,288,525
Office Properties Income Trust	32,663	886,474
Rexford Industrial Realty, Inc.	66,881	2,534,121
Tier REIT, Inc.	36,826	1,043,649
Total Office REITs		11,763,151

Residential REIT — 0.9%
Independence Realty Trust, Inc.	61,482	651,094

Retail REITs — 19.5%
Acadia Realty Trust	56,236	1,588,105
Agree Realty Corp.(a)	25,182	1,648,665
Brookfield Property REIT, Inc., Class A	69,242	1,442,311
CBL & Associates Properties, Inc.(a)	116,378	117,542
Cedar Realty Trust, Inc.	58,968	181,032
Four Corners Property Trust, Inc.(a)	47,043	1,337,903
Kite Realty Group Trust(a)	57,690	910,925
Pennsylvania Real Estate Investment Trust(a)	43,809	263,730
Retail Opportunity Investments Corp.	77,193	1,354,737
RPT Realty(a)	54,306	658,732
Seritage Growth Properties, Class A(a)	22,419	999,663
Tanger Factory Outlet Centers, Inc.	63,616	1,148,905
Urban Edge Properties	75,575	1,403,428
Washington Prime Group, Inc.(a)	128,251	570,717
Whitestone REIT	26,235	336,595
Total Retail REITs		13,962,990

Specialized REITs — 20.4%
American Finance Trust, Inc.	73,396	720,015
CareTrust REIT, Inc.	60,599	1,469,526
CatchMark Timber Trust, Inc., Class A(a)	33,640	336,400
InfraREIT, Inc.	27,150	571,507
Innovative Industrial Properties, Inc.(a)	6,388	543,874
LTC Properties, Inc.	27,061	1,219,369
MedEquities Realty Trust, Inc.	19,213	205,771
National Storage Affiliates Trust	39,138	1,145,178
Physicians Realty Trust	125,678	2,269,745
QTS Realty Trust, Inc., Class A(a)	40,065	1,816,948
Spirit MTA REIT	29,579	199,362
STAG Industrial, Inc.	77,845	2,240,379
Terreno Realty Corp.	41,308	1,844,402
Total Specialized REITs		14,582,476

Total Common Stocks
(Cost $74,739,746)		71,387,955

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2019

	Shares	Value
Short-Term Investment — 0.3%

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(d)
(Cost $181,070)	181,070	$181,070

Investment of Cash Collateral For Securities Loaned — 4.5%

Money Market Fund — 4.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(d)
(Cost $3,241,315)	3,241,315	3,241,315

Total Investments — 104.5%
(Cost $78,162,131)		74,810,340

Other Assets and Liabilities, Net — (4.5)%		(3,195,345)

Net Assets — 100.0%		$71,614,995

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $14,857,669; total market value of collateral held by the Fund was $15,222,033. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $11,980,718.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of this security was $9,896.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.
(d)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(e)
Common Stocks
Diversified REITs	$11,993,361	$—	$9,896	(f)	$12,003,257
Hotel REITs	8,950,687	—	—		8,950,687
Mortgage REITs	9,474,300	—	—		9,474,300
Office REITs	11,763,151	—	—		11,763,151
Residential REITs	651,094	—	—		651,094
Retail REITs	13,962,990	—	—		13,962,990
Specialized REITs	14,582,476	—	—		14,582,476
Total Common Stocks	71,378,059	—	9,896		71,387,955
Short-Term Investment:
Money Market Fund	181,070	—	—		181,070
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,241,315	—	—		3,241,315
Total Investments in Securities	$74,800,444	$—	$9,896		$74,810,340

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	The Level 3 security, valued at $9,896, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(g)
Common Stock:
Winthrop Realty Trust(h)	$164,454	$—	$—	$21,539	$—	$(176,097)	$—	$—	$9,896	$21,539

(g)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(h)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$ 9,896	Issuer Specific Facts	Company Information

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2019

	Principal Amount	Value

Long-Term Bonds — 98.1%

Corporate Bonds — 91.2%

Consumer Discretionary — 9.8%
Allison Transmission, Inc.
5.000%, due 10/1/24‡	$155,000	$156,356
5.875%, due 6/1/29‡	100,000	102,875
Boyd Gaming Corp.
6.000%, due 8/15/26	125,000	129,687
6.375%, due 4/1/26	136,000	142,800
Churchill Downs, Inc.
4.750%, due 1/15/28‡	55,000	53,969
5.500%, due 4/1/27‡	125,000	128,125
Dana, Inc.
5.500%, due 12/15/24	76,000	76,950
Eldorado Resorts, Inc.
6.000%, due 4/1/25	160,000	165,000
6.000%, due 9/15/26	120,000	124,800
ESH Hospitality, Inc.
5.250%, due 5/1/25‡	205,000	205,769
Goodyear Tire & Rubber Co. (The)
5.125%, due 11/15/23(a)	155,000	156,937
Hanesbrands, Inc.
4.625%, due 5/15/24‡	176,000	176,880
4.875%, due 5/15/26‡	154,000	154,192
Hilton Domestic Operating Co., Inc.
4.250%, due 9/1/24	124,000	124,000
5.125%, due 5/1/26‡	285,000	291,412
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, due 4/1/25	115,000	116,294
4.875%, due 4/1/27	134,000	135,675
International Game Technology PLC
6.250%, due 2/15/22‡	303,000	315,877
6.250%, due 1/15/27‡	99,000	103,826
6.500%, due 2/15/25‡	203,000	215,687
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27‡	119,000	117,810
5.000%, due 6/1/24‡	208,000	212,680
5.250%, due 6/1/26‡	202,000	207,555
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.500%, due 9/1/26	90,000	88,988
5.625%, due 5/1/24	149,000	156,636
5.750%, due 2/1/27‡	175,000	183,750
MGM Resorts International
4.625%, due 9/1/26	129,000	127,710
5.500%, due 4/15/27	175,000	180,469
5.750%, due 6/15/25	175,000	185,063
6.000%, due 3/15/23	229,000	243,885
6.625%, due 12/15/21	218,000	233,805
7.750%, due 3/15/22	150,000	165,750
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.
6.250%, due 5/15/26‡	175,000	182,000
Penske Automotive Group, Inc.
5.500%, due 5/15/26	77,000	77,193
QVC, Inc.
4.450%, due 2/15/25	115,000	114,781
4.850%, due 4/1/24	75,000	76,652
Scientific Games International, Inc.
5.000%, due 10/15/25‡	251,000	249,118

	Principal Amount	Value

Corporate Bonds (continued)

Consumer Discretionary (continued)
Six Flags Entertainment Corp.
4.875%, due 7/31/24‡	$99,000	$99,248
5.500%, due 4/15/27‡	150,000	152,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.500%, due 3/1/25‡	314,000	316,355
		6,448,809
Consumer Staples — 3.2%
Energizer Holdings, Inc.
5.500%, due 6/15/25‡	85,000	85,637
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24‡	167,000	169,505
4.875%, due 11/1/26‡	166,000	168,490
Pilgrim’s Pride Corp.
5.750%, due 3/15/25‡	184,000	188,370
5.875%, due 9/30/27‡	150,000	155,063
Post Holdings, Inc.
5.000%, due 8/15/26‡	350,000	349,125
5.500%, due 3/1/25‡	225,000	229,500
5.625%, due 1/15/28‡	136,000	137,020
5.750%, due 3/1/27‡	213,000	218,591
Spectrum Brands, Inc.
5.750%, due 7/15/25	200,000	204,750
Tempur Sealy International, Inc.
5.500%, due 6/15/26	99,000	98,629
5.625%, due 10/15/23	78,000	78,975
		2,083,655
Energy — 10.7%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.500%, due 5/20/25	150,000	153,562
5.625%, due 5/20/24	150,000	156,375
5.750%, due 5/20/27	100,000	103,250
5.875%, due 8/20/26	78,000	81,315
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375%, due 9/15/24	81,000	82,721
5.750%, due 3/1/27‡	143,000	145,681
Antero Resources Corp.
5.000%, due 3/1/25(a)	115,000	113,275
5.125%, due 12/1/22	200,000	200,750
5.625%, due 6/1/23	132,000	133,320
Cheniere Corpus Christi Holdings LLC
5.125%, due 6/30/27	243,000	253,327
5.875%, due 3/31/25	264,000	284,460
7.000%, due 6/30/24	280,000	313,950
Cheniere Energy Partners LP
5.250%, due 10/1/25	237,000	242,036
5.625%, due 10/1/26‡	210,000	216,562
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.750%, due 4/1/25(a)	101,000	103,146
DCP Midstream Operating LP
5.375%, due 7/15/25	143,000	149,971
Diamondback Energy, Inc.
4.750%, due 11/1/24‡	142,000	145,017
5.375%, due 5/31/25	130,000	135,688

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

	Principal Amount	Value

Corporate Bonds (continued)

Energy (continued)
Endeavor Energy Resources LP / EER Finance, Inc.
5.500%, due 1/30/26‡	$111,000	$116,273
5.750%, due 1/30/28‡	80,000	85,600
EnLink Midstream Partners LP
4.150%, due 6/1/25	150,000	144,893
4.850%, due 7/15/26	93,000	92,266
5.050%, due 4/1/45	80,000	69,288
Hilcorp Energy I LP / Hilcorp Finance Co.
5.000%, due 12/1/24‡	75,000	74,250
5.750%, due 10/1/25‡	85,000	85,213
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.250%, due 3/15/22‡	64,000	65,520
Matador Resources Co.
5.875%, due 9/15/26	176,000	176,880
Murphy Oil Corp.
5.750%, due 8/15/25	125,000	128,254
NuStar Logistics LP
5.625%, due 4/28/27	103,000	103,000
Parsley Energy LLC / Parsley Finance Corp.
5.250%, due 8/15/25‡	70,000	70,700
5.375%, due 1/15/25‡	114,000	115,995
5.625%, due 10/15/27‡	131,000	134,275
Radian Group, Inc.
4.500%, due 10/1/24	76,000	75,810
Range Resources Corp.
5.750%, due 6/1/21	100,000	102,500
Springleaf Finance Corp.
8.250%, due 12/15/20	199,000	214,174
Sunoco LP / Sunoco Finance Corp.
4.875%, due 1/15/23	135,000	137,025
5.500%, due 2/15/26	180,000	183,150
6.000%, due 4/15/27‡	120,000	124,500
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
4.750%, due 10/1/23‡(a)	100,000	101,500
5.500%, due 9/15/24‡	160,000	165,200
5.500%, due 1/15/28‡	98,000	99,838
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.250%, due 11/15/23	75,000	75,188
5.000%, due 1/15/28	150,000	147,188
5.125%, due 2/1/25	50,000	51,125
5.375%, due 2/1/27	42,000	42,788
5.875%, due 4/15/26	200,000	210,250
6.500%, due 7/15/27‡	175,000	187,250
6.875%, due 1/15/29‡	159,000	171,720
Transocean Guardian Ltd.
5.875%, due 1/15/24‡	133,245	137,242
WPX Energy, Inc.
5.250%, due 9/15/24	125,000	128,750
5.750%, due 6/1/26	93,000	95,790
8.250%, due 8/1/23	90,000	102,150
		7,029,951

	Principal Amount	Value

Corporate Bonds (continued)

Financials — 6.6%
Ally Financial, Inc.
3.750%, due 11/18/19	$22,000	$22,027
4.125%, due 3/30/20	145,000	145,725
4.125%, due 2/13/22	165,000	167,062
4.250%, due 4/15/21	103,000	104,416
4.625%, due 3/30/25	115,000	118,594
5.125%, due 9/30/24	158,000	166,887
8.000%, due 11/1/31	350,000	448,875
CIT Group, Inc.
4.125%, due 3/9/21	91,000	92,365
4.750%, due 2/16/24	101,000	104,283
5.000%, due 8/15/22	188,000	196,225
5.250%, due 3/7/25	102,000	108,503
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
6.375%, due 12/15/25	155,000	161,394
6.750%, due 2/1/24	110,000	114,950
MSCI, Inc.
4.750%, due 8/1/26‡	127,000	130,016
5.250%, due 11/15/24‡	180,000	185,850
5.375%, due 5/15/27‡	43,000	45,311
5.750%, due 8/15/25‡	160,000	167,600
Navient Corp.
5.000%, due 10/26/20	100,000	101,500
5.500%, due 1/25/23	200,000	203,750
5.875%, due 3/25/21	63,000	65,126
6.500%, due 6/15/22	165,000	173,869
6.625%, due 7/26/21	165,000	173,250
7.250%, due 9/25/23	100,000	108,250
8.000%, due 3/25/20	300,000	310,875
Quicken Loans, Inc.
5.750%, due 5/1/25‡	203,000	206,219
Springleaf Finance Corp.
5.625%, due 3/15/23	165,000	171,188
6.125%, due 5/15/22	163,000	172,169
6.125%, due 3/15/24	175,000	184,625
		4,350,904
Health Care — 12.1%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	90,000	90,900
Avantor, Inc.
6.000%, due 10/1/24‡	247,000	257,497
Bausch Health Cos., Inc.
5.500%, due 11/1/25‡	332,000	341,130
5.750%, due 8/15/27‡	68,000	70,720
7.000%, due 3/15/24‡	367,000	386,726
Centene Corp.
4.750%, due 5/15/22	217,000	221,340
4.750%, due 1/15/25	180,000	182,700
5.375%, due 6/1/26‡	360,000	374,850
5.625%, due 2/15/21	204,000	207,060
6.125%, due 2/15/24	155,000	162,362
DaVita, Inc.
5.125%, due 7/15/24	314,000	314,000
Elanco Animal Health, Inc.
3.912%, due 8/27/21‡	87,000	88,535
4.272%, due 8/28/23‡	127,000	131,822
4.900%, due 8/28/28‡	128,000	134,021

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

	Principal Amount	Value

Corporate Bonds (continued)

Health Care (continued)
Encompass Health Corp.
5.750%, due 11/1/24	$250,000	$253,125
HCA Healthcare, Inc.
6.250%, due 2/15/21	136,000	142,630
HCA, Inc.
5.375%, due 2/1/25	348,000	366,270
5.375%, due 9/1/26	141,000	148,050
5.625%, due 9/1/28	252,000	268,380
5.875%, due 5/1/23	243,000	260,314
5.875%, due 2/15/26	208,000	223,600
5.875%, due 2/1/29	175,000	188,562
7.500%, due 2/15/22	330,000	363,000
Hologic, Inc.
4.375%, due 10/15/25‡	168,000	166,530
IQVIA, Inc.
4.875%, due 5/15/23‡	123,000	124,691
5.000%, due 10/15/26‡	223,000	227,460
MEDNAX, Inc.
5.250%, due 12/1/23‡	151,000	153,643
Molina Healthcare, Inc.
5.375%, due 11/15/22	103,000	107,378
Service Corp. International
4.625%, due 12/15/27	100,000	100,750
Teleflex, Inc.
4.625%, due 11/15/27	100,000	99,625
Tenet Healthcare Corp.
4.375%, due 10/1/21	181,000	183,263
4.625%, due 7/15/24	369,000	370,845
5.125%, due 5/1/25	300,000	302,250
6.000%, due 10/1/20	280,000	289,450
6.250%, due 2/1/27‡	253,000	263,753
WellCare Health Plans, Inc.
5.250%, due 4/1/25	229,000	235,870
5.375%, due 8/15/26‡	117,000	122,265
		7,925,367
Industrials — 9.0%
ADT Security Corp. (The)
3.500%, due 7/15/22	245,000	237,650
6.250%, due 10/15/21	120,000	126,000
AECOM
5.125%, due 3/15/27	124,000	124,310
5.875%, due 10/15/24	184,000	194,810
Aramark Services, Inc.
4.750%, due 6/1/26	83,000	84,245
5.000%, due 4/1/25‡	89,000	91,447
5.000%, due 2/1/28‡	202,000	204,525
5.125%, due 1/15/24	173,000	178,622
Colfax Corp.
6.000%, due 2/15/24‡	126,000	130,410
Iron Mountain, Inc.
4.375%, due 6/1/21‡	56,000	56,420
4.875%, due 9/15/27‡	195,000	189,150
5.250%, due 3/15/28‡	144,000	141,660
Lennar Corp.
4.125%, due 1/15/22	105,000	106,050
4.500%, due 4/30/24	108,000	110,025
4.750%, due 4/1/21	77,000	78,444
4.750%, due 5/30/25	94,000	96,585
4.750%, due 11/29/27	175,000	178,719
5.875%, due 11/15/24	76,000	81,510

	Principal Amount	Value

Corporate Bonds (continued)

Industrials (continued)
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, due 4/15/24‡	$150,000	$150,375
PulteGroup, Inc.
4.250%, due 3/1/21	73,000	73,912
5.000%, due 1/15/27	125,000	126,875
5.500%, due 3/1/26	147,000	155,085
Sabre GLBL, Inc.
5.250%, due 11/15/23‡	75,000	76,500
5.375%, due 4/15/23‡	128,000	130,560
Standard Industries, Inc.
4.750%, due 1/15/28‡	226,000	216,112
5.000%, due 2/15/27‡	100,000	98,375
5.375%, due 11/15/24‡	147,000	149,940
5.500%, due 2/15/23‡	78,000	79,365
6.000%, due 10/15/25‡	198,000	206,415
Toll Brothers Finance Corp.
4.875%, due 3/15/27	75,000	75,094
Transdigm, Inc.
6.250%, due 3/15/26‡	720,000	747,900
United Rentals North America, Inc.
4.625%, due 10/15/25	172,000	170,280
4.875%, due 1/15/28	318,000	316,013
5.500%, due 7/15/25	143,000	148,005
5.500%, due 5/15/27	139,000	143,170
5.875%, due 9/15/26	135,000	141,075
6.500%, due 12/15/26	250,000	267,188
		5,882,821
Information Technology — 6.5%
CDK Global, Inc.
4.875%, due 6/1/27	109,000	110,090
5.000%, due 10/15/24	95,000	98,087
5.875%, due 6/15/26	75,000	79,125
CDW LLC / CDW Finance Corp.
5.000%, due 9/1/23	102,000	104,040
5.000%, due 9/1/25	125,000	128,125
5.500%, due 12/1/24	85,000	89,887
CommScope, Inc.
5.500%, due 3/1/24‡	187,000	195,181
5.500%, due 6/15/24‡	100,000	100,750
6.000%, due 3/1/26‡	318,000	336,682
EMC Corp.
2.650%, due 6/1/20	373,000	370,203
3.375%, due 6/1/23(a)	153,000	149,366
First Data Corp.
5.000%, due 1/15/24‡	350,000	358,750
Match Group, Inc.
5.000%, due 12/15/27‡	76,000	76,380
Pitney Bowes, Inc.
3.875%, due 10/1/21	73,000	72,179
Qorvo, Inc.
5.500%, due 7/15/26‡	175,000	183,094
Sensata Technologies BV
5.000%, due 10/1/25‡	103,000	105,446
Sensata Technologies UK Financing Co. PLC
6.250%, due 2/15/26‡	132,000	140,250
SS&C Technologies, Inc.
5.500%, due 9/30/27‡	375,000	384,375
Symantec Corp.
5.000%, due 4/15/25‡	218,000	221,961

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

	Principal Amount	Value

Corporate Bonds (continued)

Information Technology (continued)
VeriSign, Inc.
4.750%, due 7/15/27	$131,000	$133,293
5.250%, due 4/1/25	70,000	74,288
Western Digital Corp.
4.750%, due 2/15/26(a)	419,000	403,811
Xerox Corp.
4.125%, due 3/15/23	193,000	192,585
4.500%, due 5/15/21	173,000	175,193
		4,283,141
Materials — 8.7%
Alcoa Nederland Holding BV
6.125%, due 5/15/28‡	100,000	103,750
6.750%, due 9/30/24‡	64,000	67,680
7.000%, due 9/30/26‡	140,000	150,850
Arconic, Inc.
5.125%, due 10/1/24	255,000	262,331
5.400%, due 4/15/21	219,000	224,749
6.150%, due 8/15/20	159,000	164,172
Ashland LLC
4.750%, due 8/15/22	182,000	186,550
Ball Corp.
4.000%, due 11/15/23	211,000	212,582
4.375%, due 12/15/20	193,000	196,136
4.875%, due 3/15/26	120,000	124,200
5.250%, due 7/1/25	152,000	161,120
Berry Global, Inc.
4.500%, due 2/15/26‡(a)	100,000	96,875
5.125%, due 7/15/23	130,000	131,950
5.500%, due 5/15/22	75,000	75,937
Blue Cube Spinco LLC
9.750%, due 10/15/23	185,000	206,506
10.000%, due 10/15/25	68,000	77,520
Chemours Co. (The)
5.375%, due 5/15/27	125,000	125,781
7.000%, due 5/15/25	170,000	179,350
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, due 1/15/23	150,000	153,187
Crown Americas LLC / Crown Americas Capital Corp. VI
4.750%, due 2/1/26	175,000	177,625
Freeport-McMoRan, Inc.
3.550%, due 3/1/22	377,000	373,230
3.875%, due 3/15/23	322,000	318,780
4.000%, due 11/14/21	77,000	77,770
4.550%, due 11/14/24	132,000	131,175
5.400%, due 11/14/34	135,000	126,900
6.875%, due 2/15/23	200,000	211,000
Novelis Corp.
5.875%, due 9/30/26‡	275,000	279,469
6.250%, due 8/15/24‡	200,000	208,500
Olin Corp.
5.000%, due 2/1/30	94,000	92,943
5.125%, due 9/15/27	59,000	60,032
Owens-Brockway Glass Container, Inc.
5.000%, due 1/15/22‡	102,000	104,423
5.875%, due 8/15/23‡	110,000	115,088

	Principal Amount	Value

Corporate Bonds (continued)

Materials (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.125%, due 7/15/23‡	$269,000	$272,363
Sealed Air Corp.
4.875%, due 12/1/22‡(a)	111,000	114,608
5.125%, due 12/1/24‡	37,000	38,434
Steel Dynamics, Inc.
5.500%, due 10/1/24	40,000	41,300
WR Grace & Co.-Conn.
5.125%, due 10/1/21‡	94,000	97,290
		5,742,156
Media — 11.6%
AMC Networks, Inc.
4.750%, due 8/1/25	132,000	131,340
5.000%, due 4/1/24	192,000	194,160
CCO Holdings LLC / CCO Holdings Capital Corp.
4.000%, due 3/1/23‡	75,000	75,094
5.000%, due 2/1/28‡	335,000	334,162
5.125%, due 5/1/23‡	145,000	148,625
5.125%, due 5/1/27‡	403,000	409,045
5.375%, due 5/1/25‡	50,000	51,750
5.500%, due 5/1/26‡	225,000	232,312
5.750%, due 2/15/26‡	269,000	281,105
5.875%, due 4/1/24‡	255,000	265,837
5.875%, due 5/1/27‡	127,000	132,239
CSC Holdings LLC
5.250%, due 6/1/24	70,000	71,487
5.375%, due 7/15/23‡	272,000	277,766
5.375%, due 2/1/28‡	178,000	181,115
5.500%, due 5/15/26‡	275,000	282,906
5.500%, due 4/15/27‡	183,000	188,261
6.500%, due 2/1/29‡	325,000	348,969
6.625%, due 10/15/25‡	119,000	126,437
6.750%, due 11/15/21	83,000	88,810
10.875%, due 10/15/25‡	350,000	402,500
DISH DBS Corp.
5.125%, due 5/1/20	210,000	211,050
Gray Television, Inc.
5.125%, due 10/15/24‡	100,000	101,500
5.875%, due 7/15/26‡	108,000	111,240
7.000%, due 5/15/27‡	150,000	162,000
Lamar Media Corp.
5.375%, due 1/15/24	94,000	96,115
Lions Gate Capital Holdings LLC
5.875%, due 11/1/24‡	90,000	91,800
6.375%, due 2/1/24‡	76,000	79,610
Live Nation Entertainment, Inc.
4.875%, due 11/1/24‡	107,000	108,872
Netflix, Inc.
4.375%, due 11/15/26(a)	158,000	156,420
4.875%, due 4/15/28	320,000	317,200
5.500%, due 2/15/22	153,000	161,033
5.875%, due 2/15/25	96,000	103,560
5.875%, due 11/15/28	350,000	368,813
6.375%, due 5/15/29‡	143,000	156,228
Nexstar Broadcasting, Inc.
5.625%, due 8/1/24‡	133,000	134,995

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

	Principal Amount	Value
Corporate Bonds (continued)

Media (continued)
Nielsen Co. Luxembourg SARL (The)
5.000%, due 2/1/25‡(a)	$76,000	$74,860
Sinclair Television Group, Inc.
5.625%, due 8/1/24‡	93,000	93,698
Sirius XM Radio, Inc.
3.875%, due 8/1/22‡	200,000	199,750
5.000%, due 8/1/27‡	280,000	281,750
5.375%, due 4/15/25‡	185,000	190,088
5.375%, due 7/15/26‡	162,000	166,658
		7,591,160
Real Estate — 1.0%
Howard Hughes Corp. (The)
5.375%, due 3/15/25‡	210,000	211,575
Realogy Group LLC / Realogy Co-Issuer Corp.
5.250%, due 12/1/21‡	101,000	101,884
Starwood Property Trust, Inc.
3.625%, due 2/1/21	85,000	84,575
4.750%, due 3/15/25	100,000	100,125
5.000%, due 12/15/21	141,000	143,996
		642,155
Telecommunication Services — 8.3%
CenturyLink, Inc.
5.625%, due 4/1/20	175,000	178,062
5.800%, due 3/15/22	350,000	359,187
6.450%, due 6/15/21	139,000	144,734
CyrusOne LP / CyrusOne Finance Corp.
5.000%, due 3/15/24	104,000	106,340
5.375%, due 3/15/27	101,000	104,787
Equinix, Inc.
5.375%, due 1/1/22	140,000	143,675
5.375%, due 5/15/27	206,000	218,102
5.750%, due 1/1/25	98,000	101,675
5.875%, due 1/15/26	207,000	218,385
Hughes Satellite Systems Corp.
5.250%, due 8/1/26	126,000	126,788
Level 3 Financing, Inc.
5.125%, due 5/1/23	93,000	93,930
5.250%, due 3/15/26	175,000	178,063
5.375%, due 1/15/24	120,000	121,800
5.375%, due 5/1/25	168,000	170,940
5.625%, due 2/1/23	79,000	79,790
SBA Communications Corp.
4.000%, due 10/1/22	120,000	120,600
4.875%, due 7/15/22	150,000	151,875
4.875%, due 9/1/24	210,000	213,150
Sprint Capital Corp.
6.900%, due 5/1/19	24,000	24,000
Sprint Communications, Inc.
7.000%, due 3/1/20‡	214,000	219,618
7.000%, due 8/15/20	218,000	226,175
Sprint Corp.
7.250%, due 9/15/21	401,000	419,546

	Principal Amount	Value
Corporate Bonds (continued)

Telecommunication Services (continued)
T-Mobile USA, Inc.
4.000%, due 4/15/22	$63,000	$63,788
4.500%, due 2/1/26	133,000	133,665
4.750%, due 2/1/28	277,000	278,731
5.125%, due 4/15/25	100,000	102,750
5.375%, due 4/15/27	112,000	117,600
6.000%, due 4/15/24	191,000	199,356
6.500%, due 1/15/26	385,000	411,469
ViaSat, Inc.
5.625%, due 4/15/27‡	125,000	128,125
Zayo Group LLC / Zayo Capital, Inc.
5.750%, due 1/15/27‡	301,000	305,139
		5,461,845
Transportation — 0.1%
American Airlines Group, Inc.
4.625%, due 3/1/20‡	90,000	90,453

Utilities — 3.6%
AES Corp.
4.000%, due 3/15/21	100,000	101,000
4.500%, due 3/15/23	100,000	101,375
5.125%, due 9/1/27	100,000	104,125
5.500%, due 4/15/25	56,000	57,960
6.000%, due 5/15/26	136,000	143,820
Calpine Corp.
5.250%, due 6/1/26‡	199,000	199,497
Clearway Energy Operating LLC
5.375%, due 8/15/24	84,000	85,260
5.750%, due 10/15/25‡	125,000	127,500
NextEra Energy Operating Partners LP
4.250%, due 9/15/24‡	94,000	93,765
4.500%, due 9/15/27‡	100,000	98,250
NRG Energy, Inc.
5.750%, due 1/15/28(a)	184,000	194,580
6.625%, due 1/15/27	186,000	199,252
7.250%, due 5/15/26	200,000	218,000
TerraForm Power Operating LLC
4.250%, due 1/31/23‡	93,000	91,838
5.000%, due 1/31/28‡	115,000	113,563
Vistra Operations Co. LLC
5.500%, due 9/1/26‡	200,000	206,000
5.625%, due 2/15/27‡	211,000	217,066
		2,352,851
Total Corporate Bonds
(Cost $59,359,847)		59,885,268

Foreign Bonds — 6.9%

Consumer Discretionary — 2.0%
1011778 BC ULC / New Red Finance, Inc., (Canada)
4.250%, due 5/15/24‡	305,000	301,188
5.000%, due 10/15/25‡	493,000	489,303
Fiat Chrysler Automobiles NV, (United Kingdom)
4.500%, due 4/15/20	255,000	256,912
5.250%, due 4/15/23	271,000	282,517
		1,329,920

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

	Principal Amount	Value

Foreign Bonds (continued)
Industrials — 0.3%
Bombardier, Inc., (Canada)
8.750%, due 12/1/21‡	$168,000	$185,640

Information Technology — 1.0%
Nokia OYJ, (Finland)
3.375%, due 6/12/22	75,000	74,531
4.375%, due 6/12/27	97,000	97,060
5.375%, due 5/15/19	3,000	3,002
Open Text Corp., (Canada)
5.625%, due 1/15/23‡	123,000	125,921
5.875%, due 6/1/26‡	167,000	175,141
Telefonaktiebolaget LM Ericsson, (Sweden)
4.125%, due 5/15/22	181,000	183,737
		659,392
Materials — 1.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.250%, due 9/15/22‡	200,000	200,750
4.625%, due 5/15/23‡	147,000	148,102
FMG Resources August 2006 Pty Ltd., (Australia)
4.750%, due 5/15/22‡	159,000	160,987
5.125%, due 3/15/23‡(a)	125,000	127,813
5.125%, due 5/15/24‡	118,000	119,180
NOVA Chemicals Corp., (Canada)
4.875%, due 6/1/24‡	206,000	203,487
5.250%, due 6/1/27‡	180,000	176,850
		1,137,169
Media — 1.7%
Telenet Finance Luxembourg Notes SARL, (Belgium)
5.500%, due 3/1/28‡	200,000	197,250
Videotron Ltd., (Canada)
5.125%, due 4/15/27‡	101,000	102,894
Virgin Media Finance PLC, (United Kingdom)
6.000%, due 10/15/24‡	100,000	103,250
Virgin Media Secured Finance PLC, (United Kingdom)
5.250%, due 1/15/26‡	174,000	176,175
5.500%, due 8/15/26‡	145,000	148,444
Ziggo BV, (Netherlands)
5.500%, due 1/15/27‡	375,000	374,531
		1,102,544
Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, (Luxembourg)
9.500%, due 9/30/22‡	76,000	87,780

Total Foreign Bonds
(Cost $4,474,583)		4,502,445

	Shares	Value

Short-Term Investment — 0.5%

Money Market Fund — 0.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.28%(b)
(Cost $331,001)	331,001	$331,001

Investment of Cash Collateral For Securities Loaned — 2.6%

Money Market Fund — 2.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(b)
(Cost $1,729,250)	1,729,250	1,729,250

Total Investments — 101.2%
(Cost $65,894,681)		66,447,964

Other Assets and Liabilities, Net — (1.2)%		(822,220)

Net Assets — 100.0%		$65,625,744

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,793,191; total market value of collateral held by the Fund was $1,860,014. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $130,764.
(b)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Corporate Bonds	$—	$59,885,268	$—	$59,885,268
Foreign Bonds	—	4,502,445	—	4,502,445
Short-Term Investment:
Money Market Fund	331,001	—	—	331,001
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,729,250	—	—	1,729,250
Total Investments in Securities	$2,060,251	$64,387,713	$—	$66,447,964

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF

April 30, 2019

	Shares	Value

Common Stocks — 98.2%

Australia — 3.5%
AGL Energy Ltd.	5,557	$86,948
Amcor Ltd.	7,963	89,844
Australia & New Zealand Banking Group Ltd.	4,674	89,482
BHP Group Ltd.	15,042	395,965
BlueScope Steel Ltd.	6,842	64,772
Brambles Ltd.	9,331	79,140
Caltex Australia Ltd.	4,241	81,223
CIMIC Group Ltd.	3,040	108,248
Commonwealth Bank of Australia	1,988	104,272
CSL Ltd.	613	85,675
Downer EDI Ltd.	17,664	96,230
Metcash Ltd.	43,079	87,022
National Australia Bank Ltd.	4,436	79,150
Origin Energy Ltd.	15,162	78,651
Qantas Airways Ltd.	26,659	105,266
Ramsay Health Care Ltd.	2,737	125,835
Rio Tinto PLC	6,591	383,649
Sonic Healthcare Ltd.	5,255	94,872
Telstra Corp. Ltd.	62,450	148,569
Wesfarmers Ltd.	9,075	230,012
Westpac Banking Corp.	4,701	91,025
Woolworths Group Ltd.	11,187	250,786
Total Australia		2,956,636

Austria — 0.3%
OMV AG	2,388	127,790
voestalpine AG	3,031	97,252
Total Austria		225,042

Belgium — 0.9%
Anheuser-Busch InBev SA/NV	6,135	544,952
Colruyt SA	1,131	81,450
Solvay SA	865	103,872
Umicore SA(a)	2,055	79,455
Total Belgium		809,729

Canada — 5.7%
Air Canada*	5,653	135,147
Alimentation Couche-Tard, Inc., Class B	6,826	400,822
Bank of Montreal	985	77,485
Bank of Nova Scotia (The)	1,667	91,430
Barrick Gold Corp.	4,675	59,185
BCE, Inc.	3,465	154,395
Bombardier, Inc., Class B*	49,790	84,760
Brookfield Asset Management, Inc., Class A	3,072	147,503
Canadian Imperial Bank of Commerce	746	62,560
Canadian National Railway Co.	1,068	98,797
Canadian Natural Resources Ltd.	2,889	86,378
Canadian Tire Corp. Ltd., Class A	613	67,197
Cenovus Energy, Inc.	9,119	90,024
CGI, Inc.*	1,732	124,158
Empire Co. Ltd., Class A	5,484	121,486
Enbridge, Inc.	10,415	383,168
George Weston Ltd.	2,867	213,192
Great-West Lifeco, Inc.	4,027	100,795
Husky Energy, Inc.	6,066	65,566
Imperial Oil Ltd.	3,694	106,877
Loblaw Cos. Ltd.	3,810	185,883
	Shares	Value
Common Stocks (continued)

Canada (continued)
Magna International, Inc.	3,948	$218,854
Manulife Financial Corp.	6,519	119,554
Metro, Inc.	2,162	77,949
Onex Corp.	1,113	64,296
Parkland Fuel Corp.	2,437	74,802
Power Corp. of Canada	4,878	111,470
Power Financial Corp.	4,547	107,929
Restaurant Brands International, Inc.	1,265	82,227
Rogers Communications, Inc., Class B	1,760	88,249
Royal Bank of Canada	1,731	137,391
Saputo, Inc.	2,164	73,694
SNC-Lavalin Group, Inc.	2,104	52,240
Sun Life Financial, Inc.	1,880	77,788
Suncor Energy, Inc.	4,095	134,491
Teck Resources Ltd., Class B	3,906	91,988
TELUS Corp.	2,411	88,414
Thomson Reuters Corp.	1,640	100,933
Toronto-Dominion Bank (The)	1,980	112,483
TransCanada Corp.	2,618	124,439
WSP Global, Inc.	1,184	63,671
Total Canada		4,859,670

Denmark — 0.8%
Carlsberg A/S, Class B	625	80,667
Danske Bank A/S	3,217	57,008
DSV A/S	1,184	109,306
ISS A/S	3,686	114,536
Novo Nordisk A/S, Class B	3,641	177,906
Orsted A/S‡	1,111	84,989
Vestas Wind Systems A/S	1,086	98,140
Total Denmark		722,552

Finland — 0.8%
Kesko OYJ, Class B	1,236	64,134
Kone OYJ, Class B	1,356	74,251
Neste OYJ	3,192	105,315
Nokia OYJ	32,914	172,593
Outokumpu OYJ(a)	14,097	53,699
Stora Enso OYJ, Class R	5,762	71,452
UPM-Kymmene OYJ	2,856	80,370
Wartsila OYJ Abp	3,795	60,479
Total Finland		682,293

France —13.4%
Air France-KLM*	20,767	239,718
Air Liquide SA	1,500	199,289
Airbus SE	4,300	587,341
Arkema SA	760	77,899
Atos SE	1,760	181,030
AXA SA(a)	12,988	345,624
BNP Paribas SA	5,185	275,724
Bollore SA	41,778	198,332
Bouygues SA(a)	7,832	294,392
Bureau Veritas SA	2,998	75,866
Capgemini SE	1,294	156,765
Carrefour SA	24,480	476,542
Casino Guichard Perrachon SA(a)	5,070	207,391
Cie de Saint-Gobain	6,481	264,673
Cie Generale des Etablissements Michelin	1,111	143,373
Cie Plastic Omnium SA	2,720	82,274

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

France (continued)
CNP Assurances(a)	6,650	$156,804
Credit Agricole SA	12,456	170,724
Danone SA	2,597	209,786
Eiffage SA	1,544	161,097
Electricite de France SA	23,818	342,736
Elior Group SA‡	5,930	82,009
Engie SA	32,473	480,563
EssilorLuxottica SA*	556	67,607
Faurecia SA	2,371	120,317
Kering SA	269	158,874
L’Oreal SA(a)	985	270,563
LVMH Moet Hennessy Louis Vuitton SE	1,358	531,223
Natixis SA	15,699	92,333
Orange SA	20,388	319,084
Pernod Ricard SA	502	87,399
Peugeot SA	15,129	396,071
Publicis Groupe SA	2,054	121,725
Renault SA	3,644	248,379
Rexel SA	9,409	126,325
Safran SA	1,384	201,481
Sanofi(a)	3,983	345,896
Schneider Electric SE	2,300	194,507
Societe Generale SA	3,986	126,062
Sodexo SA	2,017	231,131
SPIE SA	4,422	85,239
Suez	8,461	118,765
Teleperformance*	368	70,647
Thales SA	1,069	127,530
TOTAL SA	16,213	900,229
Valeo SA	4,076	147,865
Veolia Environnement SA	8,305	196,014
Vinci SA	5,995	604,808
Vivendi SA(a)	5,504	159,575
Total France		11,459,601

Germany — 11.1%
adidas AG	646	165,862
Allianz SE	1,497	360,368
Aurubis AG	1,427	69,439
BASF SE	10,269	834,249
Bayer AG	4,346	289,019
Bayerische Motoren Werke AG	5,898	501,691
Beiersdorf AG	582	63,555
Brenntag AG	2,172	116,986
CECONOMY AG*	26,248	175,909
Continental AG	1,875	309,650
Covestro AG‡	2,171	118,611
Daimler AG*	11,485	750,909
Deutsche Bank AG	11,501	94,980
Deutsche Lufthansa AG	12,109	292,039
Deutsche Post AG*	13,217	457,700
Deutsche Telekom AG	31,161	520,829
E.ON SE	23,169	248,438
Evonik Industries AG	4,154	123,647
Fresenius Medical Care AG & Co. KGaA	3,134	263,280
Fresenius SE & Co. KGaA	4,343	246,183
Hannover Rueck SE	507	76,365
HeidelbergCement AG	2,062	166,384
Infineon Technologies AG	4,208	99,152
LANXESS AG	1,313	75,781
	Shares	Value
Common Stocks (continued)

Germany (continued)
Merck KGaA	1,421	$151,098
METRO AG	17,587	297,617
Muenchener Rueckversicherungs-Gesellschaft AG*	748	186,937
ProSiebenSat.1 Media SE	2,845	44,749
RWE AG*	11,857	302,571
Salzgitter AG	1,854	61,024
SAP SE	2,860	367,252
Siemens AG	4,421	528,856
Siemens Healthineers AG‡	4,945	210,702
Talanx AG	3,003	119,878
Telefonica Deutschland Holding AG	16,014	51,974
thyssenkrupp AG(a)	13,133	184,492
TUI AG	11,803	131,374
Uniper SE	13,711	415,034
United Internet AG	1,857	74,359
Total Germany		9,548,943

Hong Kong — 1.7%
AIA Group Ltd.	13,407	136,626
Cathay Pacific Airways Ltd.	78,314	131,764
CK Hutchison Holdings Ltd.	18,285	192,047
CLP Holdings Ltd.	7,541	85,499
Dairy Farm International Holdings Ltd.	7,735	60,565
Haier Electronics Group Co. Ltd.*	28,046	80,255
Jardine Matheson Holdings Ltd.	3,555	233,919
Li & Fung Ltd.	480,851	79,678
Nine Dragons Paper Holdings Ltd.*	71,832	66,381
Sun Art Retail Group Ltd.	75,824	66,204
WH Group Ltd.‡	183,698	217,757
Yue Yuen Industrial Holdings Ltd.	24,288	78,479
Total Hong Kong		1,429,174

Ireland — 0.3%
CRH PLC	6,484	216,393
Smurfit Kappa Group PLC	2,313	67,695
Total Ireland		284,088

Israel — 0.2%
Teva Pharmaceutical Industries Ltd.*	8,582	131,935

Italy — 3.2%
Assicurazioni Generali SpA	13,823	268,002
Atlantia SpA	2,936	80,022
Autogrill SpA	7,185	69,773
Enel SpA	129,312	817,204
Eni SpA	25,989	443,238
Intesa Sanpaolo SpA	47,915	125,493
Leonardo SpA	9,487	109,457
Poste Italiane SpA‡	31,514	335,872
Saipem SpA*	15,630	79,122
Salini Impregilo SpA(a)	29,332	61,143
Saras SpA	35,177	62,761
Telecom Italia SpA*	299,227	167,202
UniCredit SpA	6,845	94,586
Total Italy		2,713,875

Japan(b) — 28.7%
Aeon Co., Ltd.	15,134	279,172
AGC, Inc.	2,725	92,607
Aisin Seiki Co., Ltd.	4,045	156,352
Ajinomoto Co., Inc.	4,322	69,559
Alfresa Holdings Corp.	6,408	178,072

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Japan(b) (continued)
Alps Alpine Co., Ltd.	2,996	$63,135
ANA Holdings, Inc.	3,973	138,694
Asahi Group Holdings Ltd.	2,747	119,105
Asahi Kasei Corp.	10,803	110,867
Astellas Pharma, Inc.	6,635	89,896
Bridgestone Corp.	3,659	144,750
Brother Industries Ltd.	3,408	66,798
Canon, Inc.	8,848	245,400
Central Japan Railway Co.	678	145,462
Chubu Electric Power Co., Inc.	10,164	147,475
Chugoku Electric Power Co., Inc. (The)(a)	5,871	69,951
Coca-Cola Bottlers Japan Holdings, Inc.	2,351	57,775
Cosmo Energy Holdings Co., Ltd.	3,111	64,161
Dai Nippon Printing Co., Ltd.	5,233	123,713
Dai-ichi Life Holdings, Inc.	7,775	111,346
Daiichi Sankyo Co., Ltd.	1,867	91,879
Daikin Industries Ltd.	968	122,548
Denso Corp.	5,049	220,003
Dentsu, Inc.	1,979	80,582
East Japan Railway Co.	2,535	238,193
FamilyMart UNY Holdings Co., Ltd.	2,464	65,662
Fast Retailing Co., Ltd.	219	126,356
Fuji Media Holdings, Inc.	4,183	56,111
FUJIFILM Holdings Corp.	2,069	96,303
Fujitsu Ltd.	4,475	326,861
Hakuhodo DY Holdings, Inc.	6,676	112,271
Hankyu Hanshin Holdings, Inc.	1,916	71,393
Hanwa Co. Ltd.	3,749	107,547
Haseko Corp.	6,108	73,543
Hino Motors Ltd.	8,897	83,718
HIS Co., Ltd.	2,371	75,361
Hitachi Ltd.	13,198	437,149
Honda Motor Co., Ltd.	16,176	450,386
Idemitsu Kosan Co., Ltd.	3,725	120,571
IHI Corp.	1,920	45,459
Isetan Mitsukoshi Holdings Ltd.	5,950	56,575
Isuzu Motors Ltd.	6,258	89,649
ITOCHU Corp.	31,784	570,756
Japan Airlines Co., Ltd.	2,968	99,373
Japan Post Holdings Co., Ltd.	21,901	244,426
Japan Post Insurance Co., Ltd.	4,901	98,790
Japan Tobacco, Inc.	5,036	116,478
JFE Holdings, Inc.	9,832	168,170
JGC Corp.	3,079	43,901
JTEKT Corp.	5,495	70,504
JXTG Holdings, Inc.	63,247	307,050
Kajima Corp.	11,123	164,286
Kansai Electric Power Co., Inc. (The)	11,006	132,961
Kao Corp.	1,357	104,259
Kawasaki Heavy Industries Ltd.	3,036	70,492
Kawasaki Kisen Kaisha Ltd.*(a)	5,440	78,639
KDDI Corp.	14,137	322,470
Kintetsu Group Holdings Co., Ltd.	2,167	96,019
Kirin Holdings Co., Ltd.	4,279	96,799
Kobe Steel Ltd.	12,869	98,099
Komatsu Ltd.	5,028	128,753
Konica Minolta, Inc.	7,448	74,497
Kubota Corp.	5,584	84,380
Kyocera Corp.	2,108	136,086
Kyushu Electric Power Co., Inc.	9,104	88,036
	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
LIXIL Group Corp.	4,704	$61,115
Marubeni Corp.	53,666	383,119
Mazda Motor Corp.	11,007	130,009
Medipal Holdings Corp.	9,187	205,805
MEIJI Holdings Co., Ltd.	1,111	87,284
Mitsubishi Chemical Holdings Corp.	30,021	212,701
Mitsubishi Corp.	26,744	733,824
Mitsubishi Electric Corp.	22,663	321,911
Mitsubishi Heavy Industries Ltd.	4,384	181,894
Mitsubishi Materials Corp.	2,785	72,116
Mitsubishi Motors Corp.	13,960	78,088
Mitsubishi UFJ Financial Group, Inc.	23,580	116,423
Mitsui & Co., Ltd.	20,668	332,915
Mitsui Chemicals, Inc.	4,002	97,665
Mitsui OSK Lines Ltd.	4,233	107,179
Mizuho Financial Group, Inc.	53,669	83,606
MS&AD Insurance Group Holdings, Inc.	3,735	115,295
Murata Manufacturing Co., Ltd.	2,397	128,270
NEC Corp.	6,140	206,458
NH Foods Ltd.	2,042	81,955
Nidec Corp.	628	89,005
Nippon Express Co., Ltd.	2,103	115,181
Nippon Paper Industries Co., Ltd.	4,041	79,967
Nippon Steel Corp.	15,632	277,972
Nippon Telegraph & Telephone Corp.	18,118	750,911
Nippon Yusen K.K.	7,809	132,937
Nissan Motor Co., Ltd.	41,864	335,777
Nitto Denko Corp.	1,047	56,310
Nomura Holdings, Inc.	12,413	46,565
Nomura Research Institute Ltd.	1,442	70,304
NTT Data Corp.	13,216	153,549
NTT DOCOMO, Inc.	12,685	274,543
Obayashi Corp.	16,206	158,459
Oji Holdings Corp.	13,971	83,544
Olympus Corp.	7,811	87,245
Omron Corp.	1,808	96,589
Oriental Land Co., Ltd.	680	74,914
ORIX Corp.	4,703	66,359
Osaka Gas Co., Ltd.	4,132	76,240
Otsuka Corp.	2,391	93,815
Otsuka Holdings Co., Ltd.	1,942	69,206
PALTAC Corp.	1,629	89,366
Panasonic Corp.	23,472	215,173
Persol Holdings Co., Ltd.	4,105	76,811
Rakuten, Inc.	14,970	165,997
Recruit Holdings Co., Ltd.	7,350	219,692
Renesas Electronics Corp.*	13,258	70,590
Ricoh Co., Ltd.	11,802	119,000
Secom Co., Ltd.	1,183	99,186
Seibu Holdings, Inc.	3,500	56,786
Seiko Epson Corp.	4,793	76,559
Sekisui Chemical Co., Ltd.	5,095	81,474
Sekisui House Ltd.	4,343	69,878
Seven & i Holdings Co., Ltd.	8,412	291,465
SG Holdings Co., Ltd.	2,974	79,440
Sharp Corp.*	5,792	64,278
Shimizu Corp.	15,010	127,897
Shin-Etsu Chemical Co., Ltd.	1,385	129,702
Shiseido Co., Ltd.	1,077	84,303
Showa Denko K.K.	1,561	52,769

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
SoftBank Group Corp.	6,708	$695,946
Sojitz Corp.	36,187	124,441
Sompo Holdings, Inc.	2,084	77,859
Sony Corp.	5,830	272,826
Subaru Corp.	4,553	111,214
Sumitomo Chemical Co., Ltd.	26,059	129,154
Sumitomo Corp.	21,807	311,221
Sumitomo Electric Industries Ltd.	9,492	125,665
Sumitomo Metal Mining Co., Ltd.	2,114	66,035
Sumitomo Mitsui Financial Group, Inc.	3,641	131,452
Suntory Beverage & Food Ltd.	1,825	80,292
Suzuken Co., Ltd.	2,727	156,703
Suzuki Motor Corp.	2,791	126,926
Taiheiyo Cement Corp.	2,147	68,820
Taisei Corp.	3,075	134,596
Takeda Pharmaceutical Co., Ltd.	3,065	113,161
TDK Corp.	1,167	101,533
Teijin Ltd.	3,560	60,956
Tohoku Electric Power Co., Inc.	8,910	101,760
Tokio Marine Holdings, Inc.	2,560	128,764
Tokyo Electric Power Co., Holdings, Inc.*	54,549	307,580
Tokyo Electron Ltd.	741	117,396
Tokyo Gas Co., Ltd.	3,875	98,358
Tokyu Corp.	4,808	78,223
Toppan Printing Co., Ltd.	8,549	138,242
Toray Industries, Inc.	18,880	128,494
Toshiba Corp.	4,724	156,936
Tosoh Corp.	4,833	77,458
Toyota Boshoku Corp.	3,732	55,088
Toyota Industries Corp.	1,829	103,459
Toyota Motor Corp.	18,005	1,116,270
Toyota Tsusho Corp.	12,615	416,819
West Japan Railway Co.	1,631	120,991
Yahoo Japan Corp.	30,575	81,259
Yamada Denki Co., Ltd.	17,205	81,410
Yamaha Motor Co., Ltd.	2,968	60,972
Yamato Holdings Co., Ltd.	3,567	77,265
Yamazaki Baking Co., Ltd.	3,562	52,834
Zensho Holdings Co., Ltd.	3,473	78,082
Total Japan		24,581,484

Luxembourg — 0.6%
ArcelorMittal	19,423	420,720
RTL Group SA(a)	1,420	79,729
Total Luxembourg		500,449

Macau — 0.1%
Galaxy Entertainment Group Ltd.	16,463	123,073

Netherlands — 4.0%
Aegon NV	15,050	78,531
Akzo Nobel NV	871	73,893
Altice Europe NV*	89,714	283,530
ASML Holding NV(a)	618	128,504
EXOR NV	5,959	396,421
Heineken Holding NV	1,948	197,682
Heineken NV	1,878	202,554
ING Groep NV(a)	5,896	75,037
Koninklijke Ahold Delhaize NV	15,904	382,495
Koninklijke DSM NV	951	108,550
Koninklijke Philips NV	4,204	178,869
	Shares	Value
Common Stocks (continued)

Netherlands (continued)
NN Group NV	1,629	$70,871
Randstad NV	4,437	253,202
Royal Dutch Shell PLC, Class B	28,455	914,215
Wolters Kluwer NV	1,140	79,441
Total Netherlands		3,423,795

Norway — 0.8%
Equinor ASA	17,258	384,077
Norsk Hydro ASA	24,822	106,091
Telenor ASA	6,031	120,794
Yara International ASA	2,059	92,646
Total Norway		703,608

Portugal — 0.4%
EDP — Energias de Portugal SA*	32,741	123,985
Galp Energia SGPS SA	5,765	96,719
Jeronimo Martins SGPS SA(a)	8,255	134,330
Total Portugal		355,034

Singapore — 0.8%
Jardine Cycle & Carriage Ltd.	5,015	130,865
Oversea-Chinese Banking Corp. Ltd.	8,861	78,767
Singapore Airlines Ltd.	13,272	94,382
Singapore Telecommunications Ltd.	42,073	97,981
Wilmar International Ltd.	111,099	297,091
Total Singapore		699,086

Spain — 3.1%
Acciona SA	925	107,086
ACS Actividades de Construccion y Servicios SA	7,592	348,247
Amadeus IT Group SA	956	75,983
Banco Bilbao Vizcaya Argentaria SA	15,397	93,490
Banco Santander SA(a)	55,238	279,286
Endesa SA	6,556	163,184
Ferrovial SA	4,991	122,831
Iberdrola SA	34,689	314,818
Industria de Diseno Textil SA(a)	6,956	210,247
Mapfre SA	25,723	77,114
Naturgy Energy Group SA	5,406	153,401
Repsol SA	15,755	267,145
Telefonica SA	49,231	410,047
Total Spain		2,622,879

Sweden — 1.9%
Assa Abloy AB, B Shares	3,094	65,936
Atlas Copco AB, A Shares	3,031	94,117
Electrolux AB	3,426	84,075
Essity AB, B Shares	3,701	109,705
Hennes & Mauritz AB, B Shares	8,563	149,142
ICA Gruppen AB	2,250	81,297
NCC AB, B Shares	4,298	70,979
Sandvik AB(a)	4,550	84,067
Securitas AB, B Shares	6,460	112,799
Skanska AB, B Shares	9,993	173,754
SKF AB, B Shares	3,972	73,429
SSAB AB, A Shares(a)	16,213	61,105
Telefonaktiebolaget LM Ericsson, B Shares	18,608	183,990
Telia Co. AB	17,540	74,612
Volvo AB, B Shares	15,023	240,196
Total Sweden		1,659,203

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

	Shares	Value
Common Stocks (continued)

Switzerland — 5.5%
ABB Ltd.*	8,949	$184,161
Adecco Group AG	4,801	275,716
Cie Financiere Richemont SA	891	65,142
Credit Suisse Group AG*	6,930	92,491
Glencore PLC*	174,806	693,571
Kuehne + Nagel International AG	1,047	152,118
LafargeHolcim Ltd.*	3,499	179,860
Nestle SA	10,508	1,011,099
Novartis AG	5,296	432,463
Roche Holding AG	2,927	771,533
Schindler Holding AG — Participating Certificate	319	68,809
Sika AG	494	75,627
STMicroelectronics NV	5,584	102,475
Swiss Life Holding AG*	182	85,570
Swiss Re AG	1,245	119,808
Swisscom AG	207	96,431
UBS Group AG*	8,469	113,571
Zurich Insurance Group AG	510	162,609
Total Switzerland		4,683,054

United Kingdom — 10.2%
Associated British Foods PLC	4,023	134,209
AstraZeneca PLC	2,328	173,778
Aviva PLC	24,850	139,140
Babcock International Group PLC	9,477	64,862
BAE Systems PLC	24,915	160,453
Balfour Beatty PLC	23,930	78,365
Barclays PLC	38,078	81,549
BP PLC	101,195	737,449
British American Tobacco PLC	4,853	189,166
BT Group PLC	77,862	232,497
Bunzl PLC	3,331	100,267
Capita PLC*	42,240	70,182
Centrica PLC	109,751	152,019
Compass Group PLC	13,138	298,530
DCC PLC	1,110	99,094
Diageo PLC	3,159	133,163
Dixons Carphone PLC	39,002	73,776
DS Smith PLC	13,072	60,837
easyJet PLC	4,108	62,310
Experian PLC	2,672	77,505
Fiat Chrysler Automobiles NV	25,989	400,015
G4S PLC	36,955	104,157
GlaxoSmithKline PLC	17,703	363,117
Hays PLC	40,049	79,150
HSBC Holdings PLC	21,511	187,074
Imperial Brands PLC	3,888	123,471
Inchcape PLC	11,414	91,437
	Shares	Value
Common Stocks (continued)

United Kingdom (continued)
International Consolidated Airlines Group SA	26,807	$188,853
ITV PLC	33,126	59,012
J Sainsbury PLC	46,166	133,910
John Wood Group PLC(a)	8,392	51,474
Johnson Matthey PLC	3,216	139,905
Kingfisher PLC	29,508	101,594
Legal & General Group PLC	28,507	103,388
Linde PLC	865	155,493
Lloyds Banking Group PLC	197,310	160,945
Marks & Spencer Group PLC	23,227	86,570
Mondi PLC	3,118	68,309
National Grid PLC	12,602	137,360
Pearson PLC	6,111	66,139
Petrofac Ltd.	8,685	50,191
Prudential PLC	9,147	206,890
Reckitt Benckiser Group PLC	1,338	108,093
RELX PLC	5,368	123,095
Rolls-Royce Holdings PLC*	14,330	170,859
Rolls-Royce Holdings PLC —Entitlement*(c)(d)	1,017,430	1,326
Royal Bank of Scotland Group PLC	22,909	71,557
Royal Mail PLC	21,280	70,131
SSE PLC	16,277	242,857
Standard Chartered PLC	9,953	90,827
Tesco PLC	135,670	441,812
Travis Perkins PLC	5,914	107,744
Unilever NV	8,430	509,787
Vodafone Group PLC	168,481	311,889
Wm Morrison Supermarkets PLC	38,801	109,209
WPP PLC	17,209	214,564
Total United Kingdom		8,751,355

United States — 0.2%
Ferguson PLC	2,561	181,622

Total Common Stocks
(Cost $78,873,364)		84,108,180

Preferred Stocks — 1.2%

Germany — 1.2%
Henkel AG & Co. KGaA, 2.05%	1,439	145,529
Schaeffler AG, 7.25%	9,149	78,027
Volkswagen AG, 2.54%	4,649	807,780
Total Germany		1,031,336

Total Preferred Stocks
(Cost $989,541)		1,031,336

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

	Shares	Value
Short-Term Investment — 0.0%(e)

Money Market Fund — 0.0%(e)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(f)
(Cost $30,797)	30,797	$30,797

Investment of Cash Collateral For Securities Loaned — 3.8%

Money Market Fund — 3.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(f)
(Cost $3,265,837)	3,265,837	3,265,837

Total Investments — 103.2%
(Cost $83,159,539)		88,436,150

Other Assets and Liabilities, Net — (3.2)%		(2,761,572)

Net Assets — 100.0%		$85,674,578

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,158,681; total market value of collateral held by the Fund was $3,327,727. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $61,890.
(b)	These securities are deemed illiquid due to the extended closure of the Japanese market.
(c)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of this security was $1,326.
(d)	Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The Security is fair valued using significant unobservable inputs.
(e)	Less than 0.05%.
(f)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(g)
Common Stocks
Australia	$2,956,636	$—	$—		$2,956,636
Austria	225,042	—	—		225,042
Belgium	809,729	—	—		809,729
Canada	4,859,670	—	—		4,859,670
Denmark	722,552	—	—		722,552
Finland	682,293	—	—		682,293
France	11,459,601	—	—		11,459,601
Germany	9,548,943	—	—		9,548,943
Hong Kong	1,429,174	—	—		1,429,174
Ireland	284,088	—	—		284,088
Israel	131,935	—	—		131,935
Italy	2,713,875	—	—		2,713,875
Japan	—	24,581,484	—		24,581,484
Luxembourg	500,449	—	—		500,449
Macau	123,073	—	—		123,073
Netherlands	3,423,795	—	—		3,423,795
Norway	703,608	—	—		703,608
Portugal	355,034	—	—		355,034
Singapore	699,086	—	—		699,086
Spain	2,622,879	—	—		2,622,879
Sweden	1,659,203	—	—		1,659,203
Switzerland	4,683,054	—	—		4,683,054
United Kingdom	8,750,029	—	1,326	(h)	8,751,355
United States	181,622	—	—		181,622
Total Common Stocks	59,525,370	24,581,484	1,326		84,108,180
Preferred Stocks
Germany	1,031,336	—	—		1,031,336
Total Preferred Stocks	1,031,336	—	—		1,031,336
Short-Term Investment:
Money Market Fund	30,797	—	—		30,797
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,265,837	—	—		3,265,837
Total Investments in Securities	$63,853,340	$24,581,484	$1,326		$88,436,150

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 security, valued at $1,326, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

For the period ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ 500 International ETF (continued)

April 30, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 13, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(i)
Common Stock
Rolls-Royce
Holdings PLC — Entitlement(j)	$—	$—	$—	$13	$1,313	$—	$—	$—	$1,326	$13

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$1,326	Peer Analysis	Contingent Payment Terms

(i)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(j)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2019

	Shares	Value

Common Stocks — 99.2%

Australia — 7.3%
AGL Energy Ltd.	13,979	$218,724
Alumina Ltd.	63,721	100,464
Amcor Ltd.	24,101	271,925
AMP Ltd.	65,666	104,917
APA Group	26,003	176,067
Aristocrat Leisure Ltd.	14,306	262,607
ASX Ltd.	5,864	307,490
Aurizon Holdings Ltd.	44,590	149,391
Australia & New Zealand Banking Group Ltd.	52,907	1,012,890
Bendigo & Adelaide Bank Ltd.	14,296	103,641
BHP Group Ltd.	55,612	1,463,930
BHP Group PLC	38,098	898,665
BlueScope Steel Ltd.	10,758	101,844
Boral Ltd.	32,059	109,439
Brambles Ltd.	32,115	272,380
Caltex Australia Ltd.	6,133	117,458
Coca-Cola Amatil Ltd.	17,124	106,064
Coles Group Ltd.*	21,136	187,594
Commonwealth Bank of Australia	32,903	1,725,792
Computershare Ltd.	13,864	173,988
CSL Ltd.	8,456	1,181,840
Dexus	26,846	236,195
Fortescue Metals Group Ltd.	29,738	149,657
Goodman Group	38,783	359,234
GPT Group (The)	46,493	187,509
Incitec Pivot Ltd.	43,502	103,186
Insurance Australia Group Ltd.	52,249	289,791
Lendlease Group	11,789	110,359
Macquarie Group Ltd.	6,232	590,847
Medibank Pvt Ltd.	68,591	138,074
Mirvac Group	96,105	191,431
National Australia Bank Ltd.	50,414	899,517
Newcrest Mining Ltd.	14,784	260,247
Northern Star Resources Ltd.	12,773	73,630
Oil Search Ltd.	30,126	164,969
Orica Ltd.	9,402	123,087
Origin Energy Ltd.	37,677	195,445
QBE Insurance Group Ltd.	26,928	245,066
Ramsay Health Care Ltd.	2,932	134,800
Rio Tinto Ltd.	6,896	462,902
Rio Tinto PLC	20,562	1,196,872
Santos Ltd.	38,533	195,003
Scentre Group	101,561	273,068
SEEK Ltd.	10,748	137,758
Sonic Healthcare Ltd.	11,107	200,523
South32 Ltd.	99,806	234,630
Stockland	57,409	152,336
Suncorp Group Ltd.	28,218	263,559
Sydney Airport	28,282	151,686
Telstra Corp. Ltd.	75,168	178,826
Transurban Group	53,417	505,311
Treasury Wine Estates Ltd.	16,676	201,883
Vicinity Centres	68,854	123,096
Wesfarmers Ltd.	21,255	538,722
Westpac Banking Corp.	62,745	1,214,926
Woodside Petroleum Ltd.	19,602	488,271
Woolworths Group Ltd.	26,264	588,777
Total Australia		20,608,303

Austria — 0.2%
ANDRITZ AG	2,295	109,310
	Shares	Value

Common Stocks (continued)

Austria (continued)
Erste Group Bank AG*	6,775	$271,061
OMV AG	4,084	218,549
Verbund AG*	1,377	68,241
Total Austria		667,161

Belgium — 1.0%
Ageas	4,606	242,611
Anheuser-Busch InBev SA/NV	14,147	1,256,632
Galapagos NV*	1,044	119,400
Groupe Bruxelles Lambert SA	1,987	189,771
KBC Group NV	5,305	392,510
Solvay SA	1,614	193,814
UCB SA	2,621	207,730
Umicore SA(a)	4,974	192,315
Total Belgium		2,794,783

China — 0.3%
AAC Technologies Holdings, Inc.	15,021	97,071
BOC Hong Kong Holdings Ltd.	75,757	338,934
China Mengniu Dairy Co., Ltd.*	57,742	213,439
Lenovo Group Ltd.	149,292	138,343
Want Want China Holdings Ltd.	150,749	119,517
Total China		907,304

Denmark — 1.6%
Ambu A/S, Class B	3,246	93,044
AP Moller — Maersk A/S, Class A	118	143,655
AP Moller — Maersk A/S, Class B	128	166,628
Carlsberg A/S, Class B	2,227	287,432
Chr Hansen Holding A/S	2,171	221,283
Coloplast A/S, Class B	2,730	294,324
Danske Bank A/S	12,248	217,045
Drilling Co. of 1972 A/S (The)*	492	37,740
DSV A/S	3,675	339,274
Genmab A/S*	1,218	202,036
GN Store Nord A/S	2,470	126,324
ISS A/S	4,171	129,607
Novo Nordisk A/S, Class B	31,238	1,526,344
Novozymes A/S, Class B	4,344	202,279
Orsted A/S‡	2,290	175,179
Pandora A/S	2,046	85,751
Vestas Wind Systems A/S	3,938	355,869
Total Denmark		4,603,814

Finland — 0.9%
Elisa OYJ	3,109	131,809
Fortum OYJ	8,500	179,469
Kone OYJ, Class B	7,211	394,856
Neste OYJ	7,784	256,821
Nokia OYJ	107,584	564,144
Nokian Renkaat OYJ	3,198	106,875
Sampo OYJ, Class A	9,144	417,696
Stora Enso OYJ, Class R	12,685	157,301
UPM-Kymmene OYJ	10,794	303,752
Wartsila OYJ Abp	10,207	162,662
Total Finland		2,675,385

France — 10.0%
Accor SA	4,630	194,893
Adevinta ASA, Class A*	3,648	36,710
Aeroports de Paris	524	106,644
Air Liquide SA	8,140	1,081,473
Airbus SE	10,385	1,418,497

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

France (continued)
Alstom SA	3,737	$164,172
Arkema SA	1,790	183,474
Atos SE	2,040	209,830
AXA SA(a)	35,363	941,046
BNP Paribas SA	20,572	1,093,962
Bouygues SA(a)	4,295	161,442
Bureau Veritas SA	6,903	174,683
Capgemini SE	2,997	363,080
Carrefour SA	11,042	214,950
Cie de Saint-Gobain	9,657	394,376
Cie Generale des Etablissements Michelin	3,683	475,286
Credit Agricole SA	20,963	287,322
Danone SA	10,518	849,645
Dassault Systemes SE	2,781	439,606
Edenred	5,379	253,247
Electricite de France SA	7,773	111,852
Engie SA	31,012	458,942
EssilorLuxottica SA*	5,615	682,762
Eutelsat Communications SA	4,823	86,969
Getlink SE	10,580	170,148
Hermes International	643	451,967
Ingenico Group SA	1,400	117,925
Ipsen SA	872	101,732
Kering SA	1,403	828,625
Klepierre SA	4,362	154,819
Legrand SA	5,791	425,223
L’Oreal SA(a)	4,504	1,237,175
LVMH Moet Hennessy Louis Vuitton SE	4,652	1,819,772
Orange SA	35,349	553,232
Orpea	1,192	145,210
Pernod Ricard SA	3,872	674,118
Peugeot SA	10,177	266,429
Publicis Groupe SA	4,221	250,148
Renault SA	3,637	247,901
Rexel SA	8,222	110,388
Rubis SCA	2,299	125,733
Safran SA	6,300	917,148
Sanofi(a)	20,289	1,761,959
Schneider Electric SE	10,041	849,148
SCOR SE(a)	4,036	164,462
SEB SA	539	98,582
Societe Generale SA	13,971	441,849
Sodexo SA	1,497	171,544
Teleperformance*	1,228	235,746
Thales SA	2,142	255,537
TOTAL SA	46,472	2,580,363
Ubisoft Entertainment SA*	1,625	154,870
Unibail-Rodamco-Westfield	2,659	456,676
Valeo SA	4,946	179,426
Veolia Environnement SA	9,615	226,933
Vinci SA(a)	9,010	908,978
Vivendi SA	18,778	544,422
Total France		28,013,051

Germany — 7.7%
adidas AG	3,669	942,025
Allianz SE	7,937	1,910,646
BASF SE	17,541	1,425,024
Bayer AG	17,643	1,173,301
Bayerische Motoren Werke AG	6,486	551,707
	Shares	Value

Common Stocks (continued)

Germany (continued)
Beiersdorf AG	2,285	$249,524
Brenntag AG	3,428	184,635
Commerzbank AG*	21,081	189,287
Continental AG	2,052	338,881
Covestro AG‡	3,134	171,223
Daimler AG*	15,994	1,045,714
Delivery Hero SE‡*	2,364	108,861
Deutsche Bank AG	39,156	323,368
Deutsche Boerse AG	3,574	476,240
Deutsche Lufthansa AG	4,692	113,159
Deutsche Post AG*	17,941	621,291
Deutsche Telekom AG	59,073	987,354
Deutsche Wohnen SE	7,716	346,498
E.ON SE	41,397	443,894
Fresenius Medical Care AG & Co. KGaA	4,039	339,307
Fresenius SE & Co. KGaA	8,040	455,748
GEA Group AG	3,943	110,120
Hannover Rueck SE	1,281	192,947
HeidelbergCement AG	2,967	239,409
Henkel AG & Co. KGaA	1,706	162,417
HUGO BOSS AG	1,620	112,854
Infineon Technologies AG	23,308	549,200
K+S AG	4,473	90,633
KION Group AG	1,509	103,227
LANXESS AG	2,311	133,382
LEG Immobilien AG	1,183	137,551
Merck KGaA	2,502	266,043
MTU Aero Engines AG	1,223	287,418
Muenchener Rueckversicherungs-Gesellschaft AG*	2,664	665,777
OSRAM Licht AG	2,318	79,206
ProSiebenSat.1 Media SE	5,040	79,274
Rheinmetall AG	862	98,826
RWE AG*	11,433	291,751
SAP SE	18,015	2,313,304
Scout24 AG‡(a)	2,238	115,123
Siemens AG	14,342	1,715,641
Symrise AG	2,996	287,748
thyssenkrupp AG(a)	9,681	135,999
TUI AG	8,835	98,339
United Internet AG	2,615	104,712
Vonovia SE	9,014	449,236
Wirecard AG	2,309	345,975
Zalando SE‡*	3,294	154,825
Total Germany		21,718,624

Hong Kong —3.4%
AIA Group Ltd.	229,283	2,336,551
ASM Pacific Technology Ltd.	6,952	80,504
Bank of East Asia Ltd. (The)	36,821	116,160
CK Asset Holdings Ltd.	54,128	434,658
CK Hutchison Holdings Ltd.	55,036	578,042
CK Infrastructure Holdings Ltd.	16,330	132,590
CLP Holdings Ltd.	32,301	366,224
Hang Lung Properties Ltd.	50,902	119,641
Hang Seng Bank Ltd.	15,143	397,616
Henderson Land Development Co., Ltd.	27,973	172,215
Hong Kong & China Gas Co., Ltd.	184,747	440,827
Hong Kong Exchanges and Clearing Ltd.	24,198	838,945

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value
Common Stocks (continued)

Hong Kong (continued)
Hongkong Land Holdings Ltd.	27,135	$189,131
Hysan Development Co., Ltd.	26,327	147,316
Jardine Matheson Holdings Ltd.	4,176	274,781
Jardine Strategic Holdings Ltd.	4,070	153,927
Link REIT	42,703	498,040
MTR Corp. Ltd.	32,334	192,469
New World Development Co., Ltd.	136,959	226,595
Power Assets Holdings Ltd.	29,304	204,315
Sino Land Co., Ltd.	80,378	141,384
Sun Hung Kai Properties Ltd.	28,181	486,362
Swire Pacific Ltd., Class A	12,950	163,909
Techtronic Industries Co., Ltd.	29,373	212,284
WH Group Ltd.‡	166,980	197,939
Wharf Real Estate Investment Co., Ltd.	26,003	199,197
Wheelock & Co., Ltd.	20,061	142,811
Total Hong Kong		9,444,433

Ireland — 0.6%
Bank of Ireland Group PLC*	19,888	126,822
CRH PLC	15,189	506,909
Glanbia PLC	3,114	57,199
James Hardie Industries PLC	9,961	135,173
Kerry Group PLC, Class A	2,853	319,096
Kingspan Group PLC	3,102	162,974
Paddy Power Betfair PLC	1,486	125,687
Smurfit Kappa Group PLC	4,562	133,516
Total Ireland		1,567,376

Israel — 0.5%
Bank Hapoalim BM	42,665	313,382
Bank Leumi Le-Israel BM	45,852	313,363
Bezeq The Israeli Telecommunication Corp. Ltd.	91,238	62,329
Israel Discount Bank Ltd., Class A	38,661	150,521
Nice Ltd.*	2,033	280,250
Teva Pharmaceutical Industries Ltd.*	18,800	289,022
Total Israel		1,408,867

Italy — 2.0%
Assicurazioni Generali SpA	25,176	488,115
Atlantia SpA	11,848	322,922
Enel SpA	150,082	948,463
Eni SpA	49,789	849,143
FinecoBank Banca Fineco SpA	8,963	117,876
Intesa Sanpaolo SpA	288,161	754,716
Leonardo SpA	10,231	118,041
Mediobanca Banca di Credito Finanziario SpA	18,833	199,453
Moncler SpA	3,972	162,789
Prysmian SpA*	8,134	156,700
Recordati SpA	3,667	147,905
Snam SpA	48,951	248,897
Telecom Italia SpA*	323,609	180,827
Terna Rete Elettrica Nazionale SpA	36,784	220,053
UniCredit SpA	43,181	596,685
Unione di Banche Italiane SpA	27,953	87,089
Total Italy		5,599,674

Japan(b) — 24.0%
Advantest Corp.	4,250	119,820
Aeon Co., Ltd.	14,961	275,981
AGC, Inc.	5,044	171,417
	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
Air Water, Inc.	6,337	$96,271
Aisin Seiki Co., Ltd.	3,951	152,719
Ajinomoto Co., Inc.	11,576	186,307
Alfresa Holdings Corp.	5,493	152,645
Alps Alpine Co., Ltd.	4,973	104,796
Amada Holdings Co., Ltd.	12,133	134,648
Aozora Bank Ltd.	4,846	117,870
Asahi Group Holdings Ltd.	8,430	365,508
Asahi Kasei Corp.	29,599	303,764
Astellas Pharma, Inc.	39,709	538,010
Bandai Namco Holdings, Inc.	5,118	243,550
Bank of Kyoto Ltd. (The)	1,966	84,730
Bridgestone Corp.	12,661	500,870
Brother Industries Ltd.	6,912	135,478
Canon, Inc.	20,820	577,445
Central Japan Railway Co.	3,595	771,291
Chiba Bank Ltd. (The)	17,415	90,847
Chubu Electric Power Co., Inc.	14,306	207,574
Chugai Pharmaceutical Co., Ltd.	5,004	316,302
Concordia Financial Group Ltd.	28,429	110,270
Dai Nippon Printing Co., Ltd.	8,041	190,096
Daifuku Co., Ltd.	2,223	135,326
Dai-ichi Life Holdings, Inc.	22,070	316,064
Daiichi Sankyo Co., Ltd.	12,933	636,460
Daikin Industries Ltd.	5,473	692,878
Daito Trust Construction Co., Ltd.	1,610	214,884
Daiwa House Industry Co., Ltd.	13,233	369,633
Daiwa Securities Group, Inc.	36,935	170,821
Denso Corp.	8,694	378,828
Dentsu, Inc.	4,764	193,982
East Japan Railway Co.	7,268	682,915
Eisai Co., Ltd.	5,297	306,953
Electric Power Development Co., Ltd.	3,960	91,733
FamilyMart UNY Holdings Co., Ltd.	4,633	123,463
FANUC Corp.	3,886	724,863
Fast Retailing Co., Ltd.	1,023	590,240
FUJIFILM Holdings Corp.	8,022	373,388
Fujitsu Ltd.	4,040	295,088
Fukuoka Financial Group, Inc.	5,073	117,334
Hamamatsu Photonics K.K.	3,635	147,032
Hankyu Hanshin Holdings, Inc.	5,590	208,292
Hino Motors Ltd.	9,034	85,007
Hirose Electric Co., Ltd.	960	110,847
Hisamitsu Pharmaceutical Co., Inc.	1,831	77,432
Hitachi Ltd.	18,492	612,498
Honda Motor Co., Ltd.	33,893	943,679
Hoya Corp.	7,898	554,190
Idemitsu Kosan Co., Ltd.	4,408	142,679
IHI Corp.	3,766	89,167
Inpex Corp.	20,853	202,398
Isetan Mitsukoshi Holdings Ltd.	8,319	79,101
Isuzu Motors Ltd.	14,237	203,952
ITOCHU Corp.	29,840	535,847
Japan Exchange Group, Inc.	11,870	192,691
Japan Tobacco, Inc.	23,858	551,813
JFE Holdings, Inc.	11,305	193,365
JGC Corp.	6,506	92,763
JXTG Holdings, Inc.	67,962	329,940
Kajima Corp.	9,930	146,665
Kansai Electric Power Co., Inc. (The)	15,180	183,387
Kansai Paint Co., Ltd.	6,718	127,574

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
Kao Corp.	9,538	$732,810
KDDI Corp.	34,415	785,017
Keikyu Corp.	6,969	118,637
Keio Corp.	3,260	196,112
Keisei Electric Railway Co., Ltd.	4,170	145,646
Keyence Corp.	1,764	1,094,749
Kikkoman Corp.	4,652	215,527
Kintetsu Group Holdings Co., Ltd.	4,223	187,120
Kirin Holdings Co., Ltd.	17,415	393,958
Kobayashi Pharmaceutical Co., Ltd.	1,324	105,326
Koito Manufacturing Co., Ltd.	3,133	186,222
Komatsu Ltd.	18,577	475,705
Konami Holdings Corp.	2,135	96,998
Konica Minolta, Inc.	12,147	121,497
Kose Corp.	615	115,131
Kubota Corp.	23,588	356,441
Kuraray Co., Ltd.	10,744	143,446
Kurita Water Industries Ltd.	4,770	123,602
Kyocera Corp.	6,675	430,916
Kyowa Hakko Kirin Co., Ltd.	6,990	135,313
Kyushu Electric Power Co., Inc.	10,229	98,915
Lion Corp.	5,860	120,383
LIXIL Group Corp.	6,689	86,904
M3, Inc.	9,657	170,726
Makita Corp.	6,190	225,091
Marubeni Corp.	38,645	275,885
Marui Group Co., Ltd.	6,416	130,019
Matsumotokiyoshi Holdings Co., Ltd.	2,042	67,012
Mazda Motor Corp.	12,124	143,202
MEIJI Holdings Co., Ltd.	3,026	237,733
MINEBEA MITSUMI, Inc.	8,853	156,592
MISUMI Group, Inc.	7,712	199,283
Mitsubishi Chemical Holdings Corp.	29,055	205,857
Mitsubishi Corp.	26,669	731,766
Mitsubishi Electric Corp.	40,240	571,580
Mitsubishi Estate Co., Ltd.	24,548	413,376
Mitsubishi Heavy Industries Ltd.	6,485	269,066
Mitsubishi Materials Corp.(a)	3,229	83,613
Mitsubishi Motors Corp.	15,908	88,985
Mitsubishi UFJ Financial Group, Inc.	245,857	1,213,888
Mitsui & Co., Ltd.	35,176	566,606
Mitsui Chemicals, Inc.	3,841	93,736
Mitsui Fudosan Co., Ltd.	18,626	429,297
Mizuho Financial Group, Inc.	467,031	727,541
MonotaRO Co., Ltd.	2,909	66,917
MS&AD Insurance Group Holdings, Inc.	10,501	324,152
Murata Manufacturing Co., Ltd.	11,138	596,027
Nabtesco Corp.	4,287	130,486
NEC Corp.	5,781	194,387
Nexon Co., Ltd.*	8,123	116,402
NGK Spark Plug Co., Ltd.	5,585	108,165
NH Foods Ltd.	3,136	125,862
Nichirei Corp.	2,594	59,671
Nidec Corp.	4,741	671,934
Nihon M&A Center, Inc.	3,211	90,816
Nikon Corp.	9,940	138,334
Nintendo Co., Ltd.	2,080	709,675
Nippon Express Co., Ltd.	2,038	111,621
Nippon Paint Holdings Co., Ltd.	3,710	140,405
Nippon Shinyaku Co., Ltd.	1,744	119,947
Nippon Steel Corp.	16,481	293,070
	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
Nippon Telegraph & Telephone Corp.	12,960	$537,135
Nissan Chemical Corp.	4,688	207,514
Nissan Motor Co., Ltd.	35,400	283,931
Nisshin Seifun Group, Inc.	8,468	196,465
Nissin Foods Holdings Co., Ltd.	2,543	167,364
Nitori Holdings Co., Ltd.	1,751	208,312
Nitto Denko Corp.	3,628	195,122
Nomura Holdings, Inc.	68,610	257,376
Nomura Research Institute Ltd.	3,121	152,162
NSK Ltd.	11,491	118,650
NTT Data Corp.	15,582	181,038
NTT DOCOMO, Inc.	25,107	543,393
Obayashi Corp.	17,573	171,825
Obic Co., Ltd.	2,035	234,973
Odakyu Electric Railway Co., Ltd.	7,771	182,387
Oji Holdings Corp.	25,280	151,169
Olympus Corp.	27,122	302,938
Omron Corp.	4,711	251,676
Ono Pharmaceutical Co., Ltd.	9,846	183,836
Oriental Land Co., Ltd.	4,092	450,809
ORIX Corp.	26,462	373,379
Osaka Gas Co., Ltd.	8,473	156,337
Otsuka Corp.	2,227	87,380
Otsuka Holdings Co., Ltd.	9,021	321,476
Pan Pacific International Holdings Corp.	2,860	184,119
Panasonic Corp.	41,689	382,173
PeptiDream, Inc.*	2,320	124,775
Pigeon Corp.	2,441	103,338
Pola Orbis Holdings, Inc.	1,901	59,740
Rakuten, Inc.	15,962	176,997
Recruit Holdings Co., Ltd.	23,333	697,424
Resona Holdings, Inc.	50,265	211,982
Ricoh Co., Ltd.	16,977	171,180
Rohm Co., Ltd.	2,309	168,964
Ryohin Keikaku Co., Ltd.	621	117,872
Santen Pharmaceutical Co., Ltd.	10,222	155,475
SBI Holdings, Inc.	6,718	143,136
Secom Co., Ltd.	4,347	364,465
Seiko Epson Corp.	7,157	114,319
Sekisui Chemical Co., Ltd.	10,901	174,318
Sekisui House Ltd.	13,233	212,916
Seven & i Holdings Co., Ltd.	15,181	526,002
SG Holdings Co., Ltd.	4,403	117,611
Sharp Corp.*	2,956	32,805
Shimadzu Corp.	7,267	194,048
Shimano, Inc.	1,745	255,228
Shimizu Corp.	15,144	129,038
Shin-Etsu Chemical Co., Ltd.	8,289	776,245
Shionogi & Co., Ltd.	6,390	371,552
Shiseido Co., Ltd.	7,779	608,910
Shizuoka Bank Ltd. (The)	14,865	113,448
Showa Denko K.K.	3,222	108,919
SMC Corp.	1,215	502,473
Softbank Corp.(a)	28,857	339,936
SoftBank Group Corp.	15,866	1,646,075
Sompo Holdings, Inc.	7,848	293,203
Sony Corp.	23,628	1,105,716
Sotetsu Holdings, Inc.	3,401	93,900
Stanley Electric Co., Ltd.	4,299	116,184
Subaru Corp.	12,079	295,048

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value
Common Stocks (continued)

Japan(b) (continued)
SUMCO Corp.	5,696	$74,668
Sumitomo Chemical Co., Ltd.	34,217	169,587
Sumitomo Corp.	24,841	354,521
Sumitomo Dainippon Pharma Co., Ltd.	3,418	75,188
Sumitomo Electric Industries Ltd.	16,658	220,536
Sumitomo Metal Mining Co., Ltd.	5,483	171,271
Sumitomo Mitsui Financial Group, Inc.	26,268	948,360
Sumitomo Mitsui Trust Holdings, Inc.	7,766	269,431
Sumitomo Realty & Development Co., Ltd.	9,127	336,234
Suntory Beverage & Food Ltd.	3,196	140,610
Suzuki Motor Corp.	8,620	392,012
Sysmex Corp.	4,228	241,134
T&D Holdings, Inc.	13,995	150,348
Taiheiyo Cement Corp.	3,813	122,221
Taisei Corp.	5,484	240,040
Taisho Pharmaceutical Holdings Co., Ltd.	1,391	128,390
Taiyo Yuden Co., Ltd.	3,004	72,474
Takeda Pharmaceutical Co., Ltd.	28,839	1,064,745
TDK Corp.	2,700	234,909
Teijin Ltd.	6,383	109,292
Terumo Corp.	13,874	416,936
Tobu Railway Co., Ltd.	5,597	157,796
Toho Co., Ltd.	3,971	165,971
Toho Gas Co., Ltd.	2,033	83,602
Tohoku Electric Power Co., Inc.	10,240	116,950
Tokio Marine Holdings, Inc.	13,566	682,350
Tokyo Electric Power Co., Holdings, Inc.*	31,633	178,366
Tokyo Electron Ltd.	3,166	501,585
Tokyo Gas Co., Ltd.	9,957	252,736
Tokyu Corp.	12,790	208,085
Toppan Printing Co., Ltd.	7,417	119,937
Toray Industries, Inc.	33,155	225,648
Toshiba Corp.	10,495	348,655
TOTO Ltd.	4,087	172,104
Toyo Suisan Kaisha Ltd.	3,075	116,926
Toyota Industries Corp.	3,654	206,691
Toyota Motor Corp.	46,332	2,872,480
Toyota Tsusho Corp.	5,514	182,191
Tsuruha Holdings, Inc.	1,102	93,701
Unicharm Corp.	8,835	289,463
USS Co., Ltd.	7,225	137,916
West Japan Railway Co.	3,945	292,647
Yahoo Japan Corp.	59,036	156,899
Yakult Honsha Co., Ltd.	3,183	215,772
Yamada Denki Co., Ltd.	19,478	92,165
Yamaguchi Financial Group, Inc.	11,171	82,247
Yamaha Corp.	3,400	175,533
Yamaha Motor Co., Ltd.	6,673	137,085
Yamato Holdings Co., Ltd.	8,219	178,032
Yaskawa Electric Corp.	5,577	205,053
ZOZO, Inc.	3,912	69,020
Total Japan		67,395,175

Luxembourg — 0.2%
ArcelorMittal	11,028	238,876
Eurofins Scientific SE(a)	255	116,598
RTL Group SA(a)	951	53,396
	Shares	Value
Common Stocks (continued)

Luxembourg (continued)
SES SA	7,320	$124,448
Tenaris SA	10,974	152,256
Total Luxembourg		685,574

Macau — 0.3%
Galaxy Entertainment Group Ltd.	43,526	325,388
Sands China Ltd.	50,328	276,485
Wynn Macau Ltd.	38,992	111,826
Total Macau		713,699

Netherlands — 4.2%
ABN AMRO Group NV‡(a)	5,856	137,622
Adyen NV‡*	166	134,988
Aegon NV	34,645	180,777
Akzo Nobel NV	4,445	377,101
ASML Holding NV	7,165	1,489,853
ASR Nederland NV	2,217	98,390
EXOR NV	2,625	174,627
Heineken Holding NV	2,258	229,141
Heineken NV	4,439	478,774
ING Groep NV(a)	73,904	940,552
Koninklijke Ahold Delhaize NV	22,121	532,015
Koninklijke DSM NV	3,828	436,941
Koninklijke KPN NV(a)	69,428	212,883
Koninklijke Philips NV	17,517	745,303
NN Group NV	7,227	314,415
Randstad NV	2,287	130,510
Royal Dutch Shell PLC, Class A	80,895	2,583,740
Royal Dutch Shell PLC, Class B	70,491	2,264,767
Wolters Kluwer NV	5,449	379,714
Total Netherlands		11,842,113

New Zealand — 0.3%
a2 Milk Co., Ltd.*	15,411	172,355
Auckland International Airport Ltd.	34,121	181,360
Fisher & Paykel Healthcare Corp. Ltd.	17,048	179,749
Fletcher Building Ltd.	28,971	99,695
Spark New Zealand Ltd.	56,325	137,857
Total New Zealand		771,016

Norway — 0.7%
Aker BP ASA	2,196	72,248
DNB ASA*(a)	22,233	425,891
Equinor ASA	19,625	436,754
Mowi ASA	6,940	149,996
Norsk Hydro ASA	27,219	116,336
Orkla ASA	19,577	153,130
Schibsted ASA, Class A	3,648	95,508
Telenor ASA	12,249	245,334
Yara International ASA	3,653	164,369
Total Norway		1,859,566

Poland — 0.3%
Bank Polska Kasa Opieki SA	6,215	184,594
CD Projekt SA*	1,489	83,589
mBank SA	965	111,673
Polski Koncern Naftowy ORLEN SA	7,151	182,917
Powszechna Kasa Oszczednosci Bank Polski SA	21,408	219,443
Powszechny Zaklad Ubezpieczen SA	14,252	156,366
Total Poland		938,582

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Portugal — 0.1%
EDP —Energias de Portugal SA*	47,866	$181,261
Galp Energia SGPS SA	8,410	141,094
Jeronimo Martins SGPS SA	5,861	95,373
Total Portugal		417,728

Russia — 0.1%
Polymetal International PLC	14,022	147,445
VEON Ltd.	25,710	61,372
Total Russia		208,817

Singapore — 1.3%
Ascendas Real Estate Investment Trust	91,475	201,605
CapitaLand Commercial Trust	122,924	175,193
CapitaLand Ltd.	56,060	145,380
CapitaLand Mall Trust	99,450	176,807
ComfortDelGro Corp. Ltd.	66,718	131,848
DBS Group Holdings Ltd.	34,073	707,142
Genting Singapore Ltd	149,808	108,405
Keppel Corp. Ltd.	37,706	187,533
Oversea-Chinese Banking Corp. Ltd.	63,319	562,856
Singapore Exchange Ltd.	29,594	160,449
Singapore Post Ltd.	91,262	69,727
Singapore Press Holdings Ltd.	57,677	106,354
Singapore Technologies Engineering Ltd.	46,875	136,369
Singapore Telecommunications Ltd.	140,007	326,052
United Overseas Bank Ltd.	24,406	498,986
Total Singapore		3,694,706

South Africa — 0.2%
Anglo American PLC(a)	20,159	520,718

South Korea —4.3%
Amorepacific Corp.	771	137,284
Celltrion, Inc.*	1,547	280,755
DB Insurance Co., Ltd.	1,803	105,573
E-Mart Inc.	668	98,357
GS Holdings Corp.	2,207	98,244
Hana Financial Group, Inc.	6,840	215,479
Hankook Tire Co., Ltd.	2,320	78,945
Hanmi Pharm Co. Ltd.	178	66,208
Helixmith Co. Ltd.*	333	74,203
HLB, Inc.*	811	58,248
Hotel Shilla Co., Ltd.	927	91,260
Hyundai Engineering & Construction Co. Ltd.	1,761	79,144
Hyundai Heavy Industries Co., Ltd.*	947	100,930
Hyundai Heavy Industries Holdings Co., Ltd.	258	75,535
Hyundai Mobis Co., Ltd.	1,310	260,733
Hyundai Motor Co.	3,460	410,230
Industrial Bank of Korea	9,685	117,316
Kakao Corp.	1,132	116,286
Kangwon Land, Inc.	4,284	124,689
KB Financial Group, Inc.	8,557	338,427
Kia Motors Corp.	6,141	237,881
Korea Electric Power Corp.*	5,584	135,280
Korea Zinc Co., Ltd.	328	127,056
KT&G Corp.	2,779	242,655
LG Chem Ltd.	1,032	318,925
LG Corp.	2,587	161,667
	Shares	Value
Common Stocks (continued)

South Korea (continued)
LG Display Co., Ltd.*	5,206	$88,910
LG Electronics, Inc.	2,357	152,943
LG Household & Health Care Ltd.	214	260,504
Lotte Chemical Corp.	398	91,480
Medy-Tox, Inc.	136	65,092
NAVER Corp.	2,806	287,050
NCSoft Corp.	400	180,114
POSCO	1,419	309,759
Samsung Biologics Co., Ltd.‡*	355	103,326
Samsung C&T Corp.	1,743	152,941
Samsung Electro-Mechanics Co., Ltd.	1,229	114,152
Samsung Electronics Co., Ltd.	87,456	3,432,656
Samsung Fire & Marine Insurance Co., Ltd.	867	225,629
Samsung Life Insurance Co., Ltd.	1,855	134,820
Samsung SDI Co., Ltd.	1,129	228,574
Samsung SDS Co., Ltd.	700	130,035
Shinhan Financial Group Co., Ltd.	10,212	385,523
SillaJen, Inc.*	1,226	68,639
SK Holdings Co., Ltd.	751	164,903
SK Hynix, Inc.	9,795	662,419
SK Innovation Co., Ltd.	1,394	217,784
SK Telecom Co., Ltd.	793	168,016
S-Oil Corp.	1,311	103,475
Woongjin Coway Co., Ltd.	1,737	130,556
Woori Financial Group, Inc.	12,530	148,560
Total South Korea		12,159,170

Spain — 2.9%
Abertis Infraestructuras SA*(c)(d)	5,353	44,573
ACS Actividades de Construccion y Servicios SA	5,970	273,846
Aena SME SA‡	1,322	244,977
Amadeus IT Group SA	8,097	643,550
Banco Bilbao Vizcaya Argentaria SA	125,736	763,463
Banco de Sabadell SA(a)	124,004	143,974
Banco Santander SA(a)	300,885	1,521,287
Bankinter SA	18,933	151,031
CaixaBank SA	70,147	223,185
Cellnex Telecom SA‡*	4,197	128,972
Enagas SA	5,815	165,529
Endesa SA	6,244	155,418
Ferrovial SA	11,031	271,479
Grifols SA	11,091	307,511
Iberdrola SA	112,113	1,017,474
Industria de Diseno Textil SA	19,609	592,688
Naturgy Energy Group SA	5,971	169,434
Red Electrica Corp. SA	9,156	189,677
Repsol SA	24,303	412,087
Telefonica SA	83,038	691,627
Total Spain		8,111,782

Sweden — 2.5%
Alfa Laval AB(a)	7,325	169,818
Assa Abloy AB, B Shares(a)	17,168	365,868
Atlas Copco AB, A Shares	11,692	363,054
Atlas Copco AB, B Shares	7,107	202,068
Boliden AB*(a)	5,599	166,083
Electrolux AB	5,343	131,119
Epiroc AB, A Shares*	11,317	116,898
Epiroc AB, B Shares*	6,769	66,894

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Sweden (continued)
Essity AB, B Shares	11,559	$342,631
Hennes & Mauritz AB, B Shares(a)	16,560	288,426
Hexagon AB, B Shares	4,835	263,446
Industrivarden AB, A Shares	10,058	232,544
Investor AB, B Shares	10,508	500,376
Kinnevik AB, B Shares	6,538	190,154
Lundin Petroleum AB	5,014	163,920
Sandvik AB(a)	20,486	378,504
Securitas AB, B Shares	7,063	123,328
Skandinaviska Enskilda Banken AB, A Shares	27,224	259,503
Skanska AB, B Shares	7,168	124,634
SKF AB, B Shares	8,254	152,590
Svenska Cellulosa AB SCA, B Shares	13,547	118,017
Svenska Handelsbanken AB, A Shares(a)	27,660	301,569
Swedbank AB, A Shares	18,796	304,574
Swedish Match AB	4,232	205,929
Tele2 AB, B Shares	11,047	147,227
Telefonaktiebolaget LM Ericsson, B Shares	55,679	550,535
Telia Co. AB	49,658	211,235
Trelleborg AB, B Shares	6,711	110,829
Volvo AB, B Shares	28,722	459,223
Total Sweden		7,010,996

Switzerland — 8.5%
ABB Ltd.*	34,180	703,390
Adecco Group AG	3,085	177,168
Alcon, Inc.*	7,852	452,164
Baloise Holding AG	1,076	184,367
Chocoladefabriken Lindt & Spruengli AG	34	226,055
Cie Financiere Richemont SA	9,790	715,756
Clariant AG*	5,891	121,057
Coca-Cola HBC AG*	4,494	160,584
Credit Suisse Group AG*	45,054	601,309
Dufry AG*	742	72,482
EMS-Chemie Holding AG	217	131,393
Geberit AG	801	335,885
Givaudan SA	186	481,702
Glencore PLC*	210,105	833,625
Julius Baer Group Ltd.*	4,412	212,677
Kuehne + Nagel International AG	805	116,958
LafargeHolcim Ltd.*	8,199	421,456
Lonza Group AG*	1,423	439,468
Mediclinic International PLC	11,496	51,420
Nestle SA	54,636	5,257,173
Novartis AG	39,680	3,240,209
Partners Group Holding AG	410	308,848
PSP Swiss Property AG	1,227	125,229
Roche Holding AG	13,167	3,470,713
Schindler Holding AG — Participating Certificate	1,223	263,803
SGS SA	127	335,135
Sika AG	3,087	472,593
Sonova Holding AG	1,173	236,557
Straumann Holding AG	176	142,078
Swatch Group AG (The)	674	205,838
Swiss Life Holding AG*	705	331,468
Swiss Prime Site AG*	1,872	150,274
Swiss Re AG	5,882	566,034
	Shares	Value
Common Stocks (continued)

Switzerland (continued)
Swisscom AG	496	$231,061
Temenos AG*	1,016	168,901
UBS Group AG*	64,080	859,326
Vifor Pharma AG	1,078	140,912
Zurich Insurance Group AG	2,689	857,366
Total Switzerland		23,802,434

United Arab Emirates — 0.0%(e)
NMC Health PLC	2,578	94,842

United Kingdom — 13.6%
3i Group PLC	20,866	291,197
Admiral Group PLC	5,830	167,510
Ashtead Group PLC	10,207	282,361
Associated British Foods PLC	6,763	225,616
AstraZeneca PLC	24,391	1,820,715
Auto Trader Group PLC‡	18,364	135,358
Aviva PLC	75,971	425,375
B&M European Value Retail SA	16,590	85,321
BAE Systems PLC	57,451	369,986
Barclays PLC	319,757	684,803
Barratt Developments PLC	20,472	160,610
Berkeley Group Holdings PLC	2,585	126,575
BP PLC	361,382	2,633,537
British American Tobacco PLC	42,227	1,645,972
British Land Co. PLC (The)	19,693	152,496
BT Group PLC	159,054	474,937
Bunzl PLC	7,033	211,702
Burberry Group PLC	8,866	233,128
Centrica PLC	102,560	142,059
Compass Group PLC	29,097	661,160
Croda International PLC	3,216	217,215
DCC PLC	2,038	181,940
Diageo PLC	44,111	1,859,434
Direct Line Insurance Group PLC	31,460	135,096
DS Smith PLC	31,155	144,996
Experian PLC	18,213	528,290
G4S PLC	35,200	99,211
GlaxoSmithKline PLC	90,384	1,853,923
GVC Holdings PLC	11,781	100,259
Hammerson PLC	19,712	82,720
Hargreaves Lansdown PLC	6,155	181,101
HSBC Holdings PLC	369,969	3,217,491
IMI PLC	7,201	98,617
Imperial Brands PLC	17,968	570,608
Informa PLC	27,398	278,239
InterContinental Hotels Group PLC	3,684	238,596
International Consolidated Airlines Group SA	21,590	152,100
Intertek Group PLC	3,939	274,727
ITV PLC	72,451	129,067
J Sainsbury PLC	35,686	103,512
John Wood Group PLC	13,944	85,528
Johnson Matthey PLC	4,118	179,145
Just Eat PLC*	11,835	107,847
Kingfisher PLC	45,630	157,101
Land Securities Group PLC	14,531	174,847
Legal & General Group PLC	113,554	411,833
Lloyds Banking Group PLC	1,331,682	1,086,245
London Stock Exchange Group PLC	5,731	374,607
Marks & Spencer Group PLC	33,392	124,457
Meggitt PLC	19,475	138,215

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

United Kingdom (continued)
Melrose Industries PLC	101,804	$268,353
Micro Focus International PLC	7,326	185,070
Mondi PLC	8,812	193,052
National Grid PLC	62,177	677,718
Next PLC	2,842	213,629
Ocado Group PLC*	9,177	163,004
Pearson PLC	16,246	175,829
Persimmon PLC	6,487	189,094
Prudential PLC	48,139	1,088,824
Quilter PLC‡	34,473	66,324
Reckitt Benckiser Group PLC	11,731	947,715
RELX PLC	36,806	844,006
Rentokil Initial PLC	34,143	173,591
Rolls-Royce Holdings PLC*	31,278	372,933
Rolls-Royce Holdings PLC —Entitlement*(c)(d)	2,220,738	2,895
Royal Bank of Scotland Group PLC	84,603	264,261
RSA Insurance Group PLC	23,859	168,583
Sage Group PLC (The)	23,041	217,891
Schroders PLC	2,580	106,519
Severn Trent PLC	4,751	126,103
Smith & Nephew PLC	17,711	341,832
Smiths Group PLC	9,628	191,097
Spirax-Sarco Engineering PLC	1,307	140,569
SSE PLC	18,686	278,800
St James’s Place PLC	11,600	169,597
Standard Chartered PLC	52,919	482,915
Standard Life Aberdeen PLC	47,149	171,428
Subsea 7 SA	4,767	60,418
Tate & Lyle PLC	13,765	137,744
Taylor Wimpey PLC	65,844	155,709
Tesco PLC	186,827	608,405
Unilever NV	27,662	1,672,804
Unilever PLC	20,022	1,215,686
United Utilities Group PLC	13,774	148,823
Vodafone Group PLC	504,217	933,398
Weir Group PLC (The)	5,595	121,043
Whitbread PLC	3,433	199,604
Wm Morrison Supermarkets PLC	50,337	141,678
WPP PLC	23,050	287,390
Total United Kingdom		38,121,719

United States — 0.2%
Carnival PLC	3,461	182,056
Ferguson PLC	4,381	310,694
OneMarket Ltd*	1,920	1,095
Samsonite International SA‡*	30,940	88,734
Total United States		582,579

Total Common Stocks
(Cost $299,531,144)		278,939,991

Preferred Stocks — 0.7%

Germany — 0.5%
FUCHS PETROLUB SE, 2.34%	2,866	$124,558
Henkel AG & Co. KGaA, 2.05%	3,560	360,030
Porsche Automobil Holding SE, 2.85%	3,380	234,248
Sartorius AG, 0.38%	678	124,005
Volkswagen AG, 2.54%	3,683	639,934
Total Germany		1,482,775

South Korea — 0.2%
Samsung Electronics Co., Ltd., 3.81%	12,725	405,231

Total Preferred Stocks
(Cost $2,050,311)		1,888,006

Investment of Cash Collateral For Securities Loaned — 3.6%

Money Market Fund — 3.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(f)
(Cost $9,981,686)	9,981,686	9,981,686

Total Investments — 103.5%
(Cost $311,563,141)		290,809,683

Other Assets and Liabilities, Net — (3.5)%		(9,730,778)

Net Assets — 100.0%		$281,078,905

*	Non-income producing securities.
‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $10,204,882; total market value of collateral held by the Fund was $10,733,663. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $751,977.
(b)	These securities are deemed illiquid due to the extended closure of the Japanese market.
(c)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of these securities was $47,468.
(d)	Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The Securities are fair valued using significant unobservable inputs.
(e)	Less than 0.05%.
(f)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

Forward Foreign Currency Contracts Outstanding as of April 30, 2019:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Australian Dollar	05/07/19	Morgan Stanley	12,848,057	$9,043,683	$9,044,786	$1,103
Swiss Franc	05/07/19	Morgan Stanley	12,642,650	12,409,065	12,415,638	6,573
Danish Krone	05/07/19	Morgan Stanley	15,246,935	2,289,584	2,290,341	757
Euro	05/07/19	Morgan Stanley	34,344,076	38,500,945	38,513,545	12,600
British Pound	05/07/19	Morgan Stanley	19,685,732	25,647,131	25,673,464	26,333
Hong Kong Dollar	05/07/19	Morgan Stanley	41,246,168	5,257,398	5,257,980	582
Israeli Shekel	05/07/19	Morgan Stanley	2,684,414	745,539	745,827	288
Japanese Yen	05/07/19	Morgan Stanley	4,193,896,854	37,634,719	37,678,636	43,917
Norwegian Krone	05/07/19	Morgan Stanley	8,281,508	957,748	957,960	212
New Zealand Dollar	05/07/19	Morgan Stanley	640,151	426,712	426,977	265
Polish Zloty	05/07/19	Morgan Stanley	1,689,357	441,271	441,399	128
Swedish Krona	05/07/19	Morgan Stanley	30,279,298	3,185,756	3,186,900	1,144
Singapore Dollar	05/07/19	Morgan Stanley	2,341,329	1,719,972	1,720,251	279
Unrealized Appreciation				$138,259,523	$138,353,704	$94,181

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Australian Dollar	05/07/19	Morgan Stanley	(14,644,858)	$(10,408,906)	$(10,309,700)	$99,206
Swiss Franc	05/07/19	Morgan Stanley	(12,642,650)	(12,734,625)	(12,415,638)	318,987
Danish Krone	05/07/19	Morgan Stanley	(17,375,456)	(2,621,316)	(2,610,080)	11,236
Euro	05/07/19	Morgan Stanley	(39,179,611)	(44,115,713)	(43,936,128)	179,585
British Pound	05/07/19	Morgan Stanley	(19,685,732)	(25,693,028)	(25,673,464)	19,564
Hong Kong Dollar	05/07/19	Morgan Stanley	(46,997,715)	(5,992,830)	(5,991,176)	1,654
Japanese Yen	05/07/19	Morgan Stanley	(4,171,421,857)	(37,787,666)	(37,476,717)	310,949
South Korean Won#	05/07/19	Morgan Stanley	(8,059,159,550)	(7,091,022)	(6,900,800)	190,222
South Korean Won#	06/05/19	Morgan Stanley	(7,338,552,000)	(6,295,944)	(6,290,438)	5,506
Norwegian Krone	05/07/19	Morgan Stanley	(9,444,267)	(1,098,055)	(1,092,462)	5,593
New Zealand Dollar	05/07/19	Morgan Stanley	(640,151)	(436,838)	(426,976)	9,862
Swedish Krona	05/07/19	Morgan Stanley	(34,508,257)	(3,729,730)	(3,631,998)	97,732
Singapore Dollar	05/07/19	Morgan Stanley	(2,667,662)	(1,970,371)	(1,960,019)	10,352
Unrealized Appreciation				$(159,976,044)	$(158,715,596)	$1,260,448
Total Unrealized Appreciation						$1,354,629

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2019	Unrealized (Depreciation)
Australian Dollar	05/07/19	Morgan Stanley	1,796,801	$1,274,729	$1,264,913	$(9,816)
Danish Krone	05/07/19	Morgan Stanley	2,128,521	319,902	319,739	(163)
Euro	05/07/19	Morgan Stanley	4,835,535	5,425,609	5,422,583	(3,026)
Hong Kong Dollar	05/07/19	Morgan Stanley	5,751,547	733,453	733,196	(257)
South Korean Won#	05/07/19	Morgan Stanley	8,059,159,550	6,925,766	6,900,800	(24,966)
Norwegian Krone	05/07/19	Morgan Stanley	1,162,759	135,965	134,502	(1,463)
Polish Zloty	05/07/19	Morgan Stanley	237,451	62,101	62,042	(59)
Swedish Krona	05/07/19	Morgan Stanley	4,228,959	451,839	445,098	(6,741)
Singapore Dollar	05/07/19	Morgan Stanley	326,333	240,458	239,767	(691)
Unrealized Depreciation				$15,569,822	$15,522,640	$(47,182)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Depreciation
Australian Dollar	06/04/19	Morgan Stanley	(13,247,872)	$(9,330,106)	$(9,332,976)	$(2,870)
Swiss Franc	06/04/19	Morgan Stanley	(11,596,828)	(11,414,335)	(11,420,434)	(6,099)
Danish Krone	06/04/19	Morgan Stanley	(15,357,306)	(2,311,787)	(2,313,178)	(1,391)
Euro	06/04/19	Morgan Stanley	(36,275,812)	(40,761,088)	(40,781,227)	(20,139)
British Pound	06/04/19	Morgan Stanley	(17,831,496)	(23,283,463)	(23,291,494)	(8,031)
Hong Kong Dollar	06/04/19	Morgan Stanley	(41,330,866)	(5,269,708)	(5,271,122)	(1,414)
Israeli Shekel	05/07/19	Morgan Stanley	(2,684,414)	(741,369)	(745,826)	(4,457)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Depreciation
Israeli Shekel	06/04/19	Morgan Stanley	(2,536,664)	$(705,762)	$(706,132)	$(370)
Japanese Yen	05/07/19	Morgan Stanley	(22,474,997)	(201,428)	(201,919)	(491)
Japanese Yen	06/04/19	Morgan Stanley	(3,753,068,816)	(33,768,144)	(33,799,162)	(31,018)
Norwegian Krone	06/04/19	Morgan Stanley	(8,460,253)	(979,398)	(979,775)	(377)
New Zealand Dollar	06/04/19	Morgan Stanley	(578,059)	(385,654)	(385,773)	(119)
Polish Zloty	05/07/19	Morgan Stanley	(1,926,808)	(503,076)	(503,441)	(365)
Polish Zloty	06/04/19	Morgan Stanley	(1,792,493)	(468,548)	(468,753)	(205)
Swedish Krona	06/04/19	Morgan Stanley	(33,357,625)	(3,517,282)	(3,519,118)	(1,836)
Singapore Dollar	06/04/19	Morgan Stanley	(2,514,617)	(1,847,781)	(1,848,458)	(677)
Unrealized Depreciation				$(135,488,929)	$(135,568,788)	$(79,859)
Total Unrealized Depreciation						$(127,041)

Net Unrealized Appreciation (Depreciation)						$1,227,588

#	Non-deliverable forward.

As of April 30, 2019, there was no collateral segregated by the counterparty for forward foreign currency contracts.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(g)
Common Stocks
Australia	$20,608,303	$—	$—		$20,608,303
Austria	667,161	—	—		667,161
Belgium	2,794,783	—	—		2,794,783
China	907,304	—	—		907,304
Denmark	4,603,814	—	—		4,603,814
Finland	2,675,385	—	—		2,675,385
France	28,013,051	—	—		28,013,051
Germany	21,718,624	—	—		21,718,624
Hong Kong	9,444,433	—	—		9,444,433
Ireland	1,567,376	—	—		1,567,376
Israel	1,408,867	—	—		1,408,867
Italy	5,599,674	—	—		5,599,674
Japan	—	67,395,175	—		67,395,175
Luxembourg	685,574	—	—		685,574
Macau	713,699	—	—		713,699
Netherlands	11,842,113	—	—		11,842,113
New Zealand	771,016	—	—		771,016
Norway	1,859,566	—	—		1,859,566
Poland	938,582	—	—		938,582
Portugal	417,728	—	—		417,728
Russia	208,817	—	—		208,817
Singapore	3,694,706	—	—		3,694,706
South Africa	520,718	—	—		520,718
South Korea	12,159,170	—	—		12,159,170
Spain	8,067,209	—	44,573	(h)	8,111,782
Sweden	7,010,996	—	—		7,010,996
Switzerland	23,802,434	—	—		23,802,434
United Arab Emirates	94,842	—	—		94,842
United Kingdom	38,118,824	—	2,895	(h)	38,121,719
United States	582,579	—	—		582,579
Total Common Stocks	211,497,348	67,395,175	47,468		278,939,991
Preferred Stocks
Germany	1,482,775	—	—		1,482,775
South Korea	405,231	—	—		405,231
Total Preferred Stocks	1,888,006	—	—		1,888,006
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	9,981,686	—	—		9,981,686

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2019

Description	Level 1	Level 2	Level 3	Total
Total Investments in Securities	$223,367,040	$67,395,175	$47,468	$290,809,683
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	—	1,354,629	—	1,354,629
Total Investments in Securities and Other Financial Instruments	$223,367,040	$68,749,804	$47,468	$292,164,312

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	$—	$127,041	$—	$127,041

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 securities, valued in total at $47,468, have been deemed illiquid and have been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the period ended April 30, 2019, the Fund transferred common stock valued at $615,985 from Level 1 to Level 3 as a result of halted trade.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(j)
Common Stocks
Abertis Infraestructuras SA(k)	$—	$—	$4,261	$(89,507)	$9,931	$(496,097)	$615,985	$—	$44,573	$(89,507)
Rolls-Royce Holdings PLC — Entitlement(k)	—	—	—	29	2,866	—	—	—	2,895	29
Rolls-Royce Holdings PLC, Class C	5,687	—	(272)	66	—	(5,481)	—	—	—	—
Rights
Fletcher Building Ltd.	—(l)	—	11,756	—	—	(11,756)	—	—	—	—
Total	$5,687	$—	$15,745	$(89,412)	$12,797	$(513,334)	$615,985	$—	$47,468	$(89,478)

(j)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(k)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(l)	Includes a Level 3 security valued at $ —.

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$47,468	Issuer Specific Facts	Company Information

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF

April 30, 2019

	Shares	Value

Common Stocks — 98.9%

Australia — 1.3%
BHP Group PLC	2,033	$47,955
Rio Tinto PLC	1,085	63,156
Total Australia		111,111

Austria — 0.4%
ANDRITZ AG	68	3,239
Erste Group Bank AG*	280	11,203
OMV AG	137	7,331
Raiffeisen Bank International AG	124	3,303
Telekom Austria AG*	133	996
Verbund AG*	64	3,172
Vienna Insurance Group AG Wiener Versicherung Gruppe	38	1,056
voestalpine AG	110	3,529
Total Austria		33,829

Belgium — 1.7%
Ackermans & van Haaren NV	22	3,536
Ageas	179	9,428
Anheuser-Busch InBev SA/NV	753	66,886
bpost SA	97	1,164
Colruyt SA	51	3,673
Galapagos NV*	45	5,147
Groupe Bruxelles Lambert SA	71	6,781
KBC Group NV	266	19,681
Proximus SADP	135	3,775
Sofina SA	15	3,083
Solvay SA	67	8,046
Telenet Group Holding NV	47	2,492
UCB SA	118	9,352
Umicore SA(a)	196	7,578
Total Belgium		150,622

Chile — 0.0%(b)
Antofagasta PLC	334	3,954

Denmark — 2.7%
Ambu A/S, Class B(a)	158	4,529
AP Moller — Maersk A/S, Class A	5	6,087
AP Moller — Maersk A/S, Class B	6	7,811
Carlsberg A/S, Class B	103	13,294
Chr Hansen Holding A/S	94	9,581
Coloplast A/S, Class B	129	13,908
Danske Bank A/S	646	11,448
Drilling Co. of 1972 A/S (The)*	22	1,688
DSV A/S	173	15,971
Genmab A/S*	53	8,791
GN Store Nord A/S	129	6,597
H Lundbeck A/S	57	2,396
ISS A/S	178	5,531
Jyske Bank A/S	62	2,495
Novo Nordisk A/S, Class B	1,661	81,159
Novozymes A/S, Class B	201	9,360
Orsted A/S‡	146	11,169
Pandora A/S	97	4,065
Rockwool International A/S, Class B	6	1,601
Tryg A/S	117	3,572
Vestas Wind Systems A/S	195	17,622
William Demant Holding A/S*(a)	106	3,342
Total Denmark		242,017
	Shares	Value
Common Stocks (continued)

Finland — 1.9%
Elisa OYJ	137	$5,808
Fortum OYJ	412	8,699
Huhtamaki OYJ(a)	90	3,430
Kesko OYJ, Class B	66	3,425
Kone OYJ, Class B	381	20,863
Metso OYJ(a)	103	3,834
Neste OYJ	402	13,263
Nokia OYJ	5,465	28,657
Nokian Renkaat OYJ	130	4,345
Nordea Bank Abp*	3,104	25,074
Orion OYJ, Class B(a)	98	3,254
Sampo OYJ, Class A	479	21,881
Stora Enso OYJ, Class R	540	6,696
UPM-Kymmene OYJ	521	14,661
Wartsila OYJ Abp	438	6,980
Total Finland		170,870

France — 16.8%
Accor SA	192	8,082
Adevinta ASA, Class A*	76	765
Adevinta ASA, Class B*	123	1,207
Aeroports de Paris	27	5,495
Air France-KLM*	208	2,401
Air Liquide SA	410	54,472
Airbus SE	537	73,349
ALD SA‡	78	1,145
Alstom SA	147	6,458
Amundi SA‡	55	3,948
Arkema SA	70	7,175
Atos SE	89	9,154
AXA SA(a)	1,878	49,975
BioMerieux	39	3,092
BNP Paribas SA	1,057	56,208
Bollore SA	948	4,500
Bouygues SA(a)	203	7,630
Bureau Veritas SA	266	6,731
Capgemini SE	153	18,536
Carrefour SA	545	10,609
Casino Guichard Perrachon SA(a)	52	2,127
Cie de Saint-Gobain	470	19,194
Cie Generale des Etablissements Michelin	172	22,196
Cie Plastic Omnium SA	54	1,633
CNP Assurances	153	3,608
Covivio	42	4,542
Credit Agricole SA	1,113	15,255
Danone SA	584	47,176
Dassault Aviation SA	2	3,024
Dassault Systemes SE	129	20,392
Edenred	232	10,923
Eiffage SA	73	7,617
Electricite de France SA	480	6,907
Elis SA	183	3,261
Engie SA	1,602	23,708
EssilorLuxottica SA*	283	34,412
Eurazeo SE*	46	3,606
Eutelsat Communications SA	177	3,192
Faurecia SA	70	3,552
Gecina SA	51	7,607
Getlink SE	434	6,980
Hermes International	30	21,087
ICADE	30	2,562

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

France (continued)
Iliad SA	22	$2,236
Imerys SA	35	1,862
Ingenico Group SA	60	5,054
Ipsen SA	34	3,967
JCDecaux SA	70	2,291
Kering SA	72	42,524
Klepierre SA	193	6,850
Lagardere SCA	112	3,045
Legrand SA	260	19,091
L’Oreal SA(a)	235	64,551
LVMH Moet Hennessy Louis Vuitton SE	243	95,057
Natixis SA	804	4,729
Orange SA	1,875	29,345
Orpea	44	5,360
Pernod Ricard SA	207	36,039
Peugeot SA	531	13,901
Publicis Groupe SA	205	12,149
Remy Cointreau SA	23	3,062
Renault SA	178	12,133
Rexel SA	291	3,907
Rubis SCA(a)	88	4,813
Safran SA	319	46,440
Sanofi(a)	1,060	92,054
Sartorius Stedim Biotech	22	2,983
Schneider Electric SE	500	42,284
SCOR SE(a)	149	6,071
SEB SA	26	4,755
Societe BIC SA	24	2,067
Societe Generale SA	706	22,328
Sodexo SA	83	9,511
Suez	353	4,955
Teleperformance*	55	10,559
Thales SA	97	11,572
TOTAL SA	2,430	134,926
Ubisoft Entertainment SA*	81	7,720
Unibail-Rodamco-Westfield	132	22,671
Valeo SA(a)	228	8,271
Veolia Environnement SA	480	11,329
Vinci SA	454	45,802
Vivendi SA	937	27,166
Wendel SA	27	3,734
Worldline SA‡*(a)	39	2,454
Total France		1,497,111

Germany — 13.2%
1&1 Drillisch AG(a)	45	1,676
adidas AG	185	47,499
Allianz SE	412	99,179
Aroundtown SA	636	5,150
Axel Springer SE	43	2,434
BASF SE	895	72,709
Bayer AG	912	60,650
Bayerische Motoren Werke AG	314	26,709
Beiersdorf AG	97	10,592
Brenntag AG	148	7,971
Carl Zeiss Meditec AG	35	3,434
CECONOMY AG*	157	1,052
Commerzbank AG*	1,002	8,997
Continental AG	106	17,506
Covestro AG‡	167	9,124
Daimler AG*	841	54,986
Delivery Hero SE‡*	103	4,743
	Shares	Value
Common Stocks (continued)

Germany (continued)
Deutsche Bank AG	2,000	$16,517
Deutsche Boerse AG	180	23,985
Deutsche Lufthansa AG	228	5,499
Deutsche Post AG*	949	32,864
Deutsche Telekom AG	3,156	52,750
Deutsche Wohnen SE	343	15,403
DWS Group GmbH & Co. KGaA‡*	32	1,175
E.ON SE	2,120	22,732
Evonik Industries AG	157	4,673
Fielmann AG	23	1,632
Fraport AG Frankfurt Airport Services Worldwide	34	2,814
Fresenius Medical Care AG & Co. KGaA	208	17,474
Fresenius SE & Co. KGaA	396	22,447
FUCHS PETROLUB SE	32	1,273
GEA Group AG	160	4,468
GRENKE AG	25	2,652
Hannover Rueck SE	58	8,736
Hapag-Lloyd AG‡	25	769
HeidelbergCement AG	143	11,539
Hella GmbH & Co. KGaA	43	2,335
Henkel AG & Co. KGaA	98	9,330
HOCHTIEF AG	19	2,832
HUGO BOSS AG	62	4,319
Infineon Technologies AG	1,106	26,060
Innogy SE‡*	121	5,613
K+S AG	185	3,749
KION Group AG	67	4,583
Knorr-Bremse AG*	46	4,983
LANXESS AG	88	5,079
LEG Immobilien AG	62	7,209
Merck KGaA	125	13,291
METRO AG	164	2,775
MTU Aero Engines AG	50	11,751
Muenchener Rueckversicherungs-Gesellschaft AG*	146	36,488
OSRAM Licht AG(a)	85	2,904
ProSiebenSat.1 Media SE	220	3,460
Puma SE	8	4,945
Rational AG	4	2,699
Rheinmetall AG	42	4,815
Rocket Internet SE‡*	61	1,607
RWE AG*	522	13,321
SAP SE	947	121,604
Scout24 AG‡(a)	103	5,298
Siemens AG	750	89,718
Siemens Healthineers AG‡	124	5,284
Suedzucker AG(a)	76	1,167
Symrise AG	121	11,621
Talanx AG	37	1,477
Telefonica Deutschland Holding AG	647	2,100
thyssenkrupp AG(a)	448	6,293
TUI AG	418	4,653
Uniper SE	188	5,691
United Internet AG	111	4,445
Volkswagen AG	31	5,538
Vonovia SE	507	25,268
Wacker Chemie AG	14	1,224
Wirecard AG(a)	112	16,782
Zalando SE‡*	130	6,110
Total Germany		1,172,234

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Ireland — 0.9%
AIB Group PLC(a)	756	$3,506
Bank of Ireland Group PLC*	885	5,643
CRH PLC	801	26,732
Glanbia PLC	190	3,499
Kerry Group PLC, Class A	142	15,882
Kingspan Group PLC	144	7,566
Paddy Power Betfair PLC	76	6,428
Smurfit Kappa Group PLC	228	6,673
Total Ireland		75,929

Italy — 3.5%
A2A SpA	1,495	2,496
Assicurazioni Generali SpA	1,267	24,565
Atlantia SpA	520	14,173
Banca Mediolanum SpA	277	2,032
Banco BPM SpA*	1,468	3,488
Buzzi Unicem SpA	69	1,533
Buzzi Unicem SpA-RSP	40	609
Davide Campari-Milano SpA	548	5,518
DiaSorin SpA	21	2,050
Enel SpA	7,601	48,035
Eni SpA	2,446	41,716
Ferrari NV	123	16,645
FinecoBank Banca Fineco SpA	379	4,984
Hera SpA	769	2,735
Intesa Sanpaolo SpA	14,760	38,658
Italgas SpA	473	2,947
Leonardo SpA	372	4,292
Mediaset SpA*(a)	291	967
Mediobanca Banca di Credito Finanziario SpA	699	7,403
Moncler SpA	177	7,254
Pirelli & C SpA‡*	417	3,041
Poste Italiane SpA‡	444	4,732
Prysmian SpA*	252	4,855
Recordati SpA	93	3,751
Saipem SpA*	528	2,673
Salvatore Ferragamo SpA	65	1,470
Snam SpA	2,216	11,268
Telecom Italia SpA*	10,370	5,795
Telecom Italia SpA-RSP	5,839	3,042
Terna Rete Elettrica Nazionale SpA	1,360	8,136
UniCredit SpA	2,182	30,151
Unione di Banche Italiane SpA	983	3,063
UnipolSai Assicurazioni SpA(a)	553	1,513
Total Italy		315,590

Jordan — 0.0%(b)
Hikma Pharmaceuticals PLC	136	3,130

Kazakhstan — 0.0%(b)
KAZ Minerals PLC	227	1,913

Luxembourg — 0.4%
ArcelorMittal	590	12,780
Eurofins Scientific SE(a)	11	5,030
RTL Group SA(a)	36	2,021
SES SA	337	5,730
Tenaris SA	451	6,257
Total Luxembourg		31,818

Mexico — 0.0%(b)
Fresnillo PLC(a)	179	1,747
	Shares	Value
Common Stocks (continued)

Netherlands —7.0%
Aalberts NV	93	$3,648
ABN AMRO Group NV‡(a)	396	9,306
Adyen NV‡*	8	6,505
Aegon NV	1,688	8,808
Akzo Nobel NV	223	18,919
Altice Europe NV*	539	1,703
Altice Europe NV, Class B*	55	173
ASML Holding NV(a)	390	81,095
ASR Nederland NV	127	5,636
Boskalis Westminster NV	77	2,105
EXOR NV	102	6,786
GrandVision NV‡	48	1,079
Heineken Holding NV	101	10,249
Heineken NV	231	24,915
ING Groep NV(a)	3,806	48,438
Koninklijke Ahold Delhaize NV	1,060	25,493
Koninklijke DSM NV	171	19,519
Koninklijke KPN NV	3,233	9,913
Koninklijke Philips NV	891	37,910
Koninklijke Vopak NV	64	2,851
NN Group NV	333	14,487
OCI NV*	94	2,723
Randstad NV	105	5,992
Royal Dutch Shell PLC, Class A	4,356	139,128
Royal Dutch Shell PLC, Class B	3,664	117,719
Signify NV‡	103	3,086
Wolters Kluwer NV	260	18,118
Total Netherlands		626,304

Norway — 1.1%
Aker ASA, Class A	22	1,501
Aker BP ASA	103	3,389
DNB ASA*	1,036	19,845
Equinor ASA	962	21,409
Gjensidige Forsikring ASA	161	3,120
Leroy Seafood Group ASA	246	1,773
Mowi ASA	408	8,818
Norsk Hydro ASA	1,286	5,496
Orkla ASA	730	5,710
Salmar ASA	50	2,267
Schibsted ASA, Class A	76	1,990
Schibsted ASA, Class B	93	2,220
Telenor ASA	651	13,039
Yara International ASA	168	7,559
Total Norway		98,136

Poland — 0.6%
Bank Polska Kasa Opieki SA	149	4,426
CD Projekt SA*	59	3,312
Cyfrowy Polsat SA*	256	1,772
Dino Polska SA‡*	46	1,526
Grupa Lotos SA	93	2,020
KGHM Polska Miedz SA*	130	3,493
LPP SA	1	2,237
mBank SA	13	1,504
PGE Polska Grupa Energetyczna SA*	698	1,736
Polski Koncern Naftowy ORLEN SA	296	7,571
Polskie Gornictwo Naftowe I Gazownictwo SA	1,659	2,514
Powszechna Kasa Oszczednosci Bank Polski SA	813	8,334
Powszechny Zaklad Ubezpieczen SA	534	5,859

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Poland (continued)
Santander Bank Polska SA	29	$3,006
Total Poland		49,310

Portugal — 0.2%
EDP —Energias de Portugal SA*	2,183	8,267
Galp Energia SGPS SA	496	8,321
Jeronimo Martins SGPS SA	236	3,840
Total Portugal		20,428

Russia — 0.1%
Evraz PLC	489	4,001
Polymetal International PLC	269	2,829
VEON Ltd.	634	1,513
Total Russia		8,343

South Africa — 0.3%
Anglo American PLC	965	24,927
Investec PLC	618	3,907
Total South Africa		28,834

Spain — 4.8%
Acciona SA	21	2,431
Acerinox SA	166	1,725
ACS Actividades de Construccion y Servicios SA	241	11,055
Aena SME SA‡	61	11,304
Amadeus IT Group SA	404	32,110
Banco Bilbao Vizcaya Argentaria SA	6,507	39,510
Banco de Sabadell SA(a)	5,411	6,282
Banco Santander SA(a)	15,715	79,456
Bankia SA	1,169	3,229
Bankinter SA	659	5,257
CaixaBank SA	3,509	11,164
Cellnex Telecom SA‡*	201	6,177
Corp. Financiera Alba SA	20	1,029
EDP Renovaveis SA*	147	1,458
Enagas SA	219	6,234
Endesa SA	305	7,592
Ferrovial SA	466	11,469
Fomento de Construcciones y Contratas SA*	66	808
Grifols SA	316	8,761
Iberdrola SA	5,985	54,316
Industria de Diseno Textil SA(a)	1,027	31,041
Inmobiliaria Colonial Socimi SA	293	3,151
Mapfre SA	957	2,869
Merlin Properties Socimi SA	323	4,398
Naturgy Energy Group SA	298	8,456
Red Electrica Corp. SA	412	8,535
Repsol SA	1,324	22,450
Siemens Gamesa Renewable Energy SA	217	3,889
Telefonica SA	4,436	36,948
Zardoya Otis SA	173	1,396
Total Spain		424,500

Sweden — 4.2%
Alfa Laval AB(a)	301	6,978
Assa Abloy AB, B Shares(a)	882	18,796
Atlas Copco AB, A Shares(a)	607	18,848
Atlas Copco AB, B Shares(a)	361	10,264
Boliden AB*(a)	264	7,831
Castellum AB	259	4,652
	Shares	Value
Common Stocks (continued)

Sweden (continued)
Electrolux AB	229	$5,620
Elekta AB, B Shares	346	4,095
Epiroc AB, A Shares*	600	6,198
Epiroc AB, B Shares*	363	3,587
Essity AB, B Shares	587	17,400
Fastighets AB Balder, B Shares*	93	2,937
Hennes & Mauritz AB, B Shares(a)	838	14,596
Hexagon AB, B Shares	238	12,968
Husqvarna AB, B Shares	387	3,528
ICA Gruppen AB	76	2,746
Industrivarden AB, A Shares	201	4,647
Industrivarden AB, C Shares	161	3,617
Investment AB Latour, B Shares(a)	117	1,655
Investor AB, A Shares	128	6,072
Investor AB, B Shares	434	20,667
Kinnevik AB, B Shares(a)	230	6,689
L E Lundbergforetagen AB, B Shares	72	2,458
Lundin Petroleum AB	167	5,460
Nibe Industrier AB, B Shares	290	3,892
Saab AB, B Shares	90	2,958
Sandvik AB(a)	1,041	19,234
Securitas AB, B Shares	298	5,203
Skandinaviska Enskilda Banken AB, A Shares	1,372	13,078
Skandinaviska Enskilda Banken AB, C Shares	20	194
Skanska AB, B Shares	342	5,947
SKF AB, B Shares	366	6,766
Svenska Cellulosa AB SCA, A Shares	21	205
Svenska Cellulosa AB SCA, B Shares	571	4,974
Svenska Handelsbanken AB, A Shares(a)	1,393	15,188
Svenska Handelsbanken AB, B Shares	34	369
Swedbank AB, A Shares	956	15,491
Swedish Match AB	164	7,980
Swedish Orphan Biovitrum AB*	169	3,075
Tele2 AB, B Shares	508	6,770
Telefonaktiebolaget LM Ericsson, A Shares	35	348
Telefonaktiebolaget LM Ericsson,B Shares	2,854	28,219
Telia Co. AB	2,563	10,903
Trelleborg AB, B Shares	235	3,881
Volvo AB, B Shares	1,436	22,960
Total Sweden		369,944

Switzerland — 14.2%
ABB Ltd.*	1,742	35,849
Adecco Group AG	147	8,442
Alcon, Inc.*	426	24,532
Baloise Holding AG	45	7,710
Banque Cantonale Vaudoise*	3	2,367
Barry Callebaut AG	2	3,662
Chocoladefabriken Lindt & Spruengli AG	1	6,649
Cie Financiere Richemont SA	498	36,409
Clariant AG*	193	3,966
Coca-Cola HBC AG*	190	6,789

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Switzerland (continued)
Credit Suisse Group AG*	2,483	$33,139
DKSH Holding AG	25	1,535
Dufry AG*	29	2,833
EMS-Chemie Holding AG	7	4,238
Flughafen Zurich AG	18	2,964
Geberit AG	35	14,677
Georg Fischer AG	5	4,858
Givaudan SA	9	23,308
Glencore PLC*	11,032	43,771
Helvetia Holding AG*	6	3,813
Julius Baer Group Ltd.*	209	10,075
Kuehne + Nagel International AG	49	7,119
LafargeHolcim Ltd.*	463	23,800
Logitech International SA	138	5,395
Lonza Group AG*	72	22,236
Mediclinic International PLC	381	1,704
Nestle SA	2,943	283,181
Novartis AG	2,128	173,769
OC Oerlikon Corp. AG	182	2,375
Pargesa Holding SA	37	2,912
Partners Group Holding AG	16	12,053
PSP Swiss Property AG	38	3,878
Roche Holding AG	679	178,979
Roche Holding AG	26	6,802
Schindler Holding AG	40	8,628
Schindler Holding AG — Registered	18	3,823
SGS SA	5	13,194
Sika AG	136	20,820
Sonova Holding AG	49	9,882
STMicroelectronics NV	611	11,213
Straumann Holding AG	10	8,073
Sulzer AG	17	1,790
Swatch Group AG (The) — Bearer	29	8,856
Swatch Group AG (The) —Registered	42	2,465
Swiss Life Holding AG*	33	15,515
Swiss Prime Site AG*	73	5,860
Swiss Re AG	297	28,581
Swisscom AG	25	11,646
Temenos AG*	57	9,476
UBS Group AG*	3,383	45,367
Vifor Pharma AG	42	5,490
Zurich Insurance Group AG	147	46,870
Total Switzerland		1,263,338

United Arab Emirates — 0.0%(b)
NMC Health PLC	83	3,053

United Kingdom — 23.2%
3i Group PLC	931	12,993
Admiral Group PLC	196	5,632
Ashmore Group PLC(a)	372	2,226
Ashtead Group PLC	457	12,642
Associated British Foods PLC	340	11,343
AstraZeneca PLC	1,282	95,697
Auto Trader Group PLC‡	897	6,612
AVEVA Group PLC	59	2,572
Aviva PLC	3,831	21,450
B&M European Value Retail SA	821	4,222
Babcock International Group PLC	247	1,691
BAE Systems PLC	3,120	20,093
Barclays PLC	16,670	35,701
	Shares	Value
Common Stocks (continued)

United Kingdom (continued)
Barratt Developments PLC	969	$7,602
Bellway PLC	119	4,828
Berkeley Group Holdings PLC	114	5,582
BP PLC	19,392	141,317
British American Tobacco PLC	2,231	86,962
British Land Co. PLC (The)	925	7,163
BT Group PLC	8,154	24,348
Bunzl PLC	328	9,873
Burberry Group PLC	391	10,281
Capital & Counties Properties PLC	711	2,244
Centrica PLC	5,469	7,575
Cineworld Group PLC	970	4,021
CNH Industrial NV(a)	971	10,521
Cobham PLC*	2,316	3,481
Compass Group PLC	1,546	35,129
ConvaTec Group PLC‡	1,410	2,547
Croda International PLC	124	8,375
CYBG PLC	1,183	3,134
DCC PLC	94	8,392
Derwent London PLC	96	3,967
Diageo PLC	2,319	97,754
Direct Line Insurance Group PLC	1,325	5,690
DS Smith PLC	1,225	5,701
easyJet PLC	210	3,185
Experian PLC	895	25,961
Fiat Chrysler Automobiles NV	1,076	16,561
G4S PLC	1,498	4,222
GlaxoSmithKline PLC	4,764	97,717
GVC Holdings PLC	553	4,706
Halma PLC	364	8,539
Hammerson PLC	751	3,152
Hargreaves Lansdown PLC(a)	254	7,474
Hiscox Ltd.	267	5,827
Howden Joinery Group PLC	567	3,755
HSBC Holdings PLC	19,645	170,846
IMI PLC	258	3,533
Imperial Brands PLC	928	29,470
Inchcape PLC	390	3,124
Informa PLC	1,217	12,359
InterContinental Hotels Group PLC	174	11,269
International Consolidated Airlines Group SA	947	6,672
Intertek Group PLC	156	10,880
Intu Properties PLC(a)	861	1,058
ITV PLC	3,591	6,397
J Sainsbury PLC	1,558	4,519
JD Sports Fashion PLC	338	2,773
John Wood Group PLC(a)	634	3,889
Johnson Matthey PLC	184	8,005
Just Eat PLC*	556	5,067
Kingfisher PLC	2,073	7,137
Land Securities Group PLC	687	8,266
Legal & General Group PLC	5,785	20,981
Lloyds Banking Group PLC	69,433	56,636
London Stock Exchange Group PLC	305	19,936
Marks & Spencer Group PLC	1,566	5,837
Meggitt PLC	746	5,294
Melrose Industries PLC	4,703	12,397
Merlin Entertainments PLC‡	682	3,256
Micro Focus International PLC	330	8,337

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

United Kingdom (continued)
Mondi PLC	350	$7,668
National Grid PLC	3,320	36,187
Next PLC	128	9,622
Ocado Group PLC*	435	7,727
Pearson PLC	744	8,052
Pennon Group PLC	403	3,933
Persimmon PLC	301	8,774
Phoenix Group Holdings PLC	502	4,728
Prudential PLC	2,533	57,292
Quilter PLC‡	1,757	3,380
Reckitt Benckiser Group PLC	612	49,442
RELX PLC	1,839	42,171
Renishaw PLC	31	1,823
Rentokil Initial PLC	1,777	9,035
Rightmove PLC	848	5,976
Rolls-Royce Holdings PLC*	1,645	19,614
Rolls-Royce Holdings PLC —Entitlement*(c)(d)	114,807	150
Royal Bank of Scotland Group PLC	4,416	13,794
Royal Mail PLC	886	2,920
RPC Group PLC	385	3,960
RSA Insurance Group PLC	987	6,974
Sage Group PLC (The)	1,045	9,882
Schroders PLC	108	4,459
Segro PLC	1,038	9,180
Severn Trent PLC	229	6,078
Smith & Nephew PLC	846	16,328
Smiths Group PLC	380	7,542
Spirax-Sarco Engineering PLC	71	7,636
SSE PLC	1,004	14,980
St James’s Place PLC	503	7,354
Standard Chartered PLC	2,643	24,119
Standard Life Aberdeen PLC	2,413	8,773
Subsea 7 SA	247	3,131
Tate & Lyle PLC	448	4,483
Taylor Wimpey PLC	3,135	7,414
TechnipFMC PLC	448	11,101
Tesco PLC	9,446	30,761
Travis Perkins PLC	245	4,464
Unilever NV	1,479	89,440
Unilever PLC	1,068	64,846
United Utilities Group PLC	658	7,109
Vodafone Group PLC	26,095	48,307
Weir Group PLC (The)	248	5,365
Whitbread PLC	174	10,117
Wm Morrison Supermarkets PLC	2,094	5,894
WPP PLC	1,198	14,937
Total United Kingdom		2,065,320

United States — 0.4%
Carnival PLC	156	8,206
Ferguson PLC	224	15,886
QIAGEN NV*	210	8,103
Total United States		32,195

Total Common Stocks
(Cost $9,880,937)		8,801,580

Preferred Stocks — 0.9%

Germany — 0.8%
Bayerische Motoren Werke AG, 6.05%	52	$3,835
FUCHS PETROLUB SE, 2.34%	66	2,868
Henkel AG & Co. KGaA, 2.05%	171	17,293
Porsche Automobil Holding SE, 2.85%	147	10,188
RWE AG, 2.20%	38	969
Sartorius AG, 0.38%	32	5,853
Volkswagen AG, 2.54%	179	31,102
Total Germany		72,108

Spain — 0.1%
Grifols SA, 2.41%, Class B	254	4,890

Total Preferred Stocks
(Cost $89,868)		76,998

Investment of Cash Collateral For Securities Loaned — 7.8%

Money Market Fund — 7.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(e)
(Cost $696,634)	696,634	696,634

Total Investments — 107.6%
(Cost $10,667,439)		9,575,212

Other Assets and Liabilities, Net — (7.6)%		(679,750)

Net Assets — 100.0%		$8,895,462

‡	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $671,099; total market value of collateral held by the Fund was $704,064. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $7,430.
(b)	Less than 0.05%.
(c)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2019, the value of this security was $150.
(d)	Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.
(e)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

Forward Foreign Currency Contracts Outstanding as of April 30, 2019:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Swiss Franc	05/07/19	Morgan Stanley	588,451	$577,679	$577,885	$206
Danish Krone	05/07/19	Morgan Stanley	796,688	119,636	119,676	40
Euro	05/07/19	Morgan Stanley	1,875,794	2,102,833	2,103,521	688
British Pound	05/07/19	Morgan Stanley	918,925	1,198,218	1,198,431	213
Norwegian Krone	05/07/19	Morgan Stanley	434,681	50,270	50,281	11
Polish Zloty	05/07/19	Morgan Stanley	93,019	24,297	24,304	7
Swedish Krona	05/07/19	Morgan Stanley	1,640,615	172,613	172,675	62
Unrealized Appreciation				$4,245,546	$4,246,773	$1,227

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Swiss Franc	05/07/19	Morgan Stanley	(588,451)	$(592,732)	$(577,885)	$14,847
Danish Krone	05/07/19	Morgan Stanley	(796,688)	(120,191)	(119,676)	515
Euro	05/07/19	Morgan Stanley	(1,875,794)	(2,112,119)	(2,103,521)	8,598
British Pound	05/07/19	Morgan Stanley	(918,925)	(1,199,344)	(1,198,431)	913
Norwegian Krone	05/07/19	Morgan Stanley	(434,681)	(50,539)	(50,281)	258
Swedish Krona	05/07/19	Morgan Stanley	(1,640,615)	(177,321)	(172,675)	4,646
Unrealized Appreciation				$(4,252,246)	$(4,222,469)	$29,777
Total Unrealized Appreciation						$31,004

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Depreciation
Swiss Franc	06/04/19	Morgan Stanley	(611,455)	$(601,833)	$(602,154)	$(321)
Danish Krone	06/04/19	Morgan Stanley	(807,329)	(121,530)	(121,603)	(73)
Euro	06/04/19	Morgan Stanley	(1,979,884)	(2,224,684)	(2,225,783)	(1,099)
British Pound	06/04/19	Morgan Stanley	(948,286)	(1,238,224)	(1,238,651)	(427)
Norwegian Krone	06/04/19	Morgan Stanley	(446,378)	(51,675)	(51,695)	(20)
Polish Zloty	05/07/19	Morgan Stanley	(93,019)	(24,286)	(24,304)	(18)
Polish Zloty	06/04/19	Morgan Stanley	(94,191)	(24,621)	(24,632)	(11)
Swedish Krona	06/04/19	Morgan Stanley	(1,760,168)	(185,595)	(185,692)	(97)
Unrealized Depreciation				$(4,472,448)	$(4,474,514)	$(2,066)
Total Unrealized Depreciation						$(2,066)

Net Unrealized Appreciation (Depreciation)						$28,938

As of April 30, 2019, there was no collateral segregated by the counterparty for forward foreign currency contracts.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(f)
Common Stocks
Australia	$111,111	$—	$—		$111,111
Austria	33,829	—	—		33,829
Belgium	150,622	—	—		150,622
Chile	3,954	—	—		3,954
Denmark	242,017	—	—		242,017
Finland	170,870	—	—		170,870
France	1,497,111	—	—		1,497,111
Germany	1,172,234	—	—		1,172,234
Ireland	75,929	—	—		75,929
Italy	315,590	—	—		315,590
Jordan	3,130	—	—		3,130
Kazakhstan	1,913	—	—		1,913
Luxembourg	31,818	—	—		31,818
Mexico	1,747	—	—		1,747
Netherlands	626,304	—	—		626,304
Norway	98,136	—	—		98,136
Poland	49,310	—	—		49,310
Portugal	20,428	—	—		20,428
Russia	8,343	—	—		8,343
South Africa	28,834	—	—		28,834
Spain	424,500	—	—		424,500
Sweden	369,944	—	—		369,944
Switzerland	1,263,338	—	—		1,263,338
United Arab Emirates	3,053	—	—		3,053
United Kingdom	2,065,170	—	150	(g)	2,065,320
United States	32,195	—	—		32,195
Total Common Stocks	8,801,430	—	150		8,801,580
Preferred Stocks
Germany	72,108	—	—		72,108
Spain	4,890	—	—		4,890
Total Preferred Stocks	76,998	—	—		76,998
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	696,634	—	—		696,634
Total Investments in Securities	9,575,062	—	150		9,575,212
Other Financial Instruments:(h)
Forward Foreign Currency Contracts	—	31,004	—		31,004
Total Investments in Securities and Other Financial Instruments	$9,575,062	$31,004	$150		$9,606,216

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(h)
Forward Foreign Currency Contracts	$—	$2,066	$—	$$2,066

(f)	For a complete listing of investments and their countries, see the Schedules of Investments.
(g)	The Level 3 security, valued at $150, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(h)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2019(i)
Common Stocks
Rolls-Royce Holdings PLC — Entitlement(j)	$—	$—	$—	$2	$148	$—	$—	$—	$150	$2
Rolls-Royce Holdings PLC, Class C	2,740	—	(131)	32	—	(2,641)	—	—	—	—
Total	$2,740	$—	$(131)	$34	$148	$(2,641)	$—	$—	$150	$2

(i)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(j)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2019.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$150	Issuer Specific Facts	Comparable Information

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF

April 30, 2019

	Shares	Value

Common Stocks — 99.9%

Communication Services — 8.0%
Capcom Co., Ltd.(a)	160	$3,599
CyberAgent, Inc.(a)	160	6,364
Daiichikosho Co., Ltd.(a)	71	3,468
DeNA Co., Ltd.(a)	187	2,913
Dentsu, Inc.(a)	373	15,188
Fuji Media Holdings, Inc.(a)	76	1,019
GungHo Online Entertainment, Inc.(a)	618	1,925
Hakuhodo DY Holdings, Inc.(a)	403	6,777
Kakaku.com, Inc.(a)	225	4,606
KDDI Corp.(a)	2,972	67,792
Koei Tecmo Holdings Co., Ltd.(a)	99	1,797
Konami Holdings Corp.(a)	161	7,315
LINE Corp.*,(a)(b)	89	2,985
Nexon Co., Ltd.*,(a)	695	9,959
Nintendo Co., Ltd.(a)	183	62,438
Nippon Telegraph & Telephone Corp.(a)	1,089	45,134
Nippon Television Holdings, Inc.(a)	84	1,225
NTT DOCOMO, Inc.(a)	1,989	43,048
Shochiku Co., Ltd.(a)	16	1,918
SKY Perfect JSAT Holdings, Inc.(a)	199	793
Softbank Corp.(a)	2,723	32,077
SoftBank Group Corp.(a)	1,451	150,539
Square Enix Holdings Co., Ltd.(a)	130	4,471
Toho Co., Ltd.(a)	193	8,067
Tokyo Broadcasting System Holdings, Inc.(a)	55	1,042
TV Asahi Holdings Corp.(a)	33	580
Yahoo Japan Corp.(a)	3,988	10,599
Total Communication Services		497,638

Consumer Discretionary — 18.3%
ABC-Mart, Inc.(a)	45	2,796
Aisin Seiki Co., Ltd.(a)	294	11,364
Aoyama Trading Co., Ltd.(a)	73	1,599
Asics Corp.(a)	291	3,566
ASKUL Corp.(a)	31	832
Autobacs Seven Co., Ltd.(a)	98	1,707
Bandai Namco Holdings, Inc.(a)	330	15,704
Benesse Holdings, Inc.(a)	119	3,275
Bic Camera, Inc.(a)	249	2,665
Bridgestone Corp.(a)	1,048	41,459
Canon Marketing Japan, Inc.(a)	75	1,618
Casio Computer Co., Ltd.(a)	360	4,529
Denso Corp.(a)	779	33,944
Exedy Corp.(a)	51	1,162
Fast Retailing Co., Ltd.(a)	87	50,196
Fujitsu General Ltd.(a)	93	1,354
Goldwin, Inc.(a)	30	4,773
H2O Retailing Corp.(a)	147	1,865
Haseko Corp.(a)	471	5,671
Heiwa Corp.(a)	85	1,688
Hikari Tsushin, Inc.(a)	41	7,561
HIS Co., Ltd.(a)	53	1,685
Honda Motor Co., Ltd.(a)	2,965	82,554
Iida Group Holdings Co., Ltd.(a)	235	3,965
Isetan Mitsukoshi Holdings Ltd.(a)	607	5,772
Isuzu Motors Ltd.(a)	864	12,377
Izumi Co., Ltd.(a)	69	3,005
J Front Retailing Co., Ltd.(a)	411	5,000
Koito Manufacturing Co., Ltd.(a)	192	11,412
	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)
Komeri Co., Ltd.(a)	44	$926
K’s Holdings Corp.(a)	314	2,800
Kyoritsu Maintenance Co., Ltd.(a)	40	2,047
Marui Group Co., Ltd.(a)	354	7,174
Mazda Motor Corp.(a)	967	11,422
Mitsubishi Motors Corp.(a)	1,066	5,963
NGK Spark Plug Co., Ltd.(a)	340	6,585
NHK Spring Co., Ltd.(a)(b)	270	2,424
Nifco, Inc.(a)	144	4,047
Nikon Corp.(a)	590	8,211
Nissan Motor Co., Ltd.(a)	3,271	26,236
Nissan Shatai Co., Ltd.(a)	105	962
Nitori Holdings Co., Ltd.(a)	126	14,990
NOK Corp.(a)	189	3,022
Oriental Land Co., Ltd.(a)	319	35,144
PALTAC Corp.(a)	52	2,853
Pan Pacific International Holdings Corp.(a)	216	13,905
Panasonic Corp.(a)	3,614	33,130
Rakuten, Inc.(a)	1,334	14,792
Resorttrust, Inc.(a)	111	1,545
Rinnai Corp.(a)	63	4,231
Ryohin Keikaku Co., Ltd.(a)	40	7,592
Sankyo Co., Ltd.(a)	89	3,504
Sanrio Co., Ltd.(a)	101	2,299
Sega Sammy Holdings, Inc.(a)	332	4,185
Sekisui Chemical Co., Ltd.(a)	602	9,627
Sekisui House Ltd.(a)	983	15,816
Sharp Corp.*,(a)	258	2,863
Shimachu Co., Ltd.(a)	75	1,805
Shimamura Co., Ltd.(a)	40	2,977
Shimano, Inc.(a)	133	19,453
Skylark Holdings Co., Ltd.(a)	324	5,332
Sony Corp.(a)	2,154	100,800
Stanley Electric Co., Ltd.(a)	250	6,756
Subaru Corp.(a)	1,039	25,379
Sumitomo Electric Industries Ltd.(a)	1,276	16,893
Sumitomo Forestry Co., Ltd.(a)	222	3,044
Sumitomo Rubber Industries Ltd.(a)	300	3,682
Suzuki Motor Corp.(a)	730	33,198
Takashimaya Co., Ltd.(a)(b)	249	2,792
Tokai Rika Co., Ltd.(a)	83	1,438
Toyo Tire Corp.(a)	168	1,959
Toyoda Gosei Co., Ltd.(a)	120	2,489
Toyota Boshoku Corp.(a)	99	1,461
Toyota Industries Corp.(a)	272	15,386
Toyota Motor Corp.(a)	4,247	263,304
TS Tech Co., Ltd.(a)	88	2,627
USS Co., Ltd.(a)	365	6,967
Wacoal Holdings Corp.(a)	97	2,392
Yamada Denki Co., Ltd.(a)	1,230	5,820
Yamaha Corp.(a)	274	14,146
Yamaha Motor Co., Ltd.(a)	474	9,738
Yokohama Rubber Co., Ltd. (The)(a)	178	3,345
Zensho Holdings Co., Ltd.(a)	152	3,417
ZOZO, Inc.(a)	291	5,134
Total Consumer Discretionary		1,135,127

Consumer Staples — 8.9%
Aeon Co., Ltd.(a)	1,183	21,822
Ain Holdings, Inc.(a)	47	3,730

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Consumer Staples (continued)
Ajinomoto Co., Inc.(a)	828	$13,326
Ariake Japan Co., Ltd.(a)	31	1,798
Asahi Group Holdings Ltd.(a)	646	28,009
Calbee, Inc.(a)	128	3,517
Coca-Cola Bottlers Japan Holdings, Inc.(a)	243	5,972
Cosmos Pharmaceutical Corp.(a)	15	2,389
Ezaki Glico Co., Ltd.(a)	87	4,578
FamilyMart UNY Holdings Co., Ltd.(a)	391	10,420
Fancl Corp.(a)	120	3,556
Fuji Oil Holdings, Inc.(a)	75	2,401
House Foods Group, Inc.(a)	126	5,057
Ito En Ltd.(a)	97	4,816
Itoham Yonekyu Holdings, Inc.(a)	220	1,369
Japan Tobacco, Inc.(a)	2,035	47,068
Kagome Co., Ltd.(a)	133	3,612
Kao Corp.(a)	809	62,156
Kewpie Corp.(a)	183	4,216
Kikkoman Corp.(a)	310	14,362
Kirin Holdings Co., Ltd.(a)	1,366	30,901
Kobayashi Pharmaceutical Co., Ltd.(a)	105	8,353
Kose Corp.(a)	49	9,173
Kusuri no Aoki Holdings Co., Ltd.(a)	28	1,966
Lawson, Inc.(a)	81	3,775
Lion Corp.(a)	428	8,792
Maruha Nichiro Corp.(a)	62	1,960
Matsumotokiyoshi Holdings Co., Ltd.(a)	129	4,233
Megmilk Snow Brand Co., Ltd.(a)	67	1,476
MEIJI Holdings Co., Ltd.(a)	228	17,912
Mitsubishi Shokuhin Co., Ltd.(a)	20	517
Morinaga & Co., Ltd.(a)	69	2,865
Morinaga Milk Industry Co., Ltd.(a)	69	2,271
NH Foods Ltd.(a)	169	6,783
Nichirei Corp.(a)	182	4,187
Nisshin Seifun Group, Inc.(a)	436	10,116
Nissin Foods Holdings Co., Ltd.(a)	117	7,700
Noevir Holdings Co., Ltd.(a)	28	1,471
Pigeon Corp.(a)	183	7,747
Pola Orbis Holdings, Inc.(a)	124	3,897
Sapporo Holdings Ltd.(a)	104	2,122
Seven & i Holdings Co., Ltd.(a)	1,312	45,459
Shiseido Co., Ltd.(a)	661	51,740
Sugi Holdings Co., Ltd.(a)	60	3,022
Sundrug Co., Ltd.(a)	110	2,939
Suntory Beverage & Food Ltd.(a)	213	9,371
Takara Holdings, Inc.(a)	292	3,393
Toyo Suisan Kaisha Ltd.(a)	153	5,818
Tsuruha Holdings, Inc.(a)	61	5,187
Unicharm Corp.(a)	657	21,525
Welcia Holdings Co., Ltd.(a)	84	3,300
Yakult Honsha Co., Ltd.(a)	208	14,100
Yamazaki Baking Co., Ltd.(a)	213	3,159
Yaoko Co., Ltd.(a)	35	1,659
Total Consumer Staples		553,063

Energy — 0.9%
Cosmo Energy Holdings Co., Ltd.(a)	109	2,248
Idemitsu Kosan Co., Ltd.(a)	328	10,617
Inpex Corp.(a)	1,548	15,025
	Shares	Value
Common Stocks (continued)

Energy (continued)
Japan Petroleum Exploration Co., Ltd.(a)	49	$1,063
JXTG Holdings, Inc.(a)	5,380	26,119
Total Energy		55,072

Financials — 10.9%
77 Bank Ltd. (The)(a)	119	1,696
Acom Co., Ltd.(a)(b)	641	2,245
AEON Financial Service Co., Ltd.(a)	193	3,984
Aiful Corp.*,(a)	481	1,123
Aozora Bank Ltd.(a)	199	4,840
Aplus Financial Co., Ltd.*,(a)	151	117
Awa Bank Ltd. (The)(a)	61	1,527
Bank of Kyoto Ltd. (The)(a)	120	5,172
Chiba Bank Ltd. (The)(a)	1,049	5,472
Chugoku Bank Ltd. (The)(a)	291	2,803
Concordia Financial Group Ltd.(a)	1,928	7,478
Credit Saison Co., Ltd.(a)	273	3,471
Dai-ichi Life Holdings, Inc.(a)	1,863	26,680
Daishi Hokuetsu Financial Group, Inc.(a)	73	2,140
Daiwa Securities Group, Inc.(a)	2,603	12,039
Fukuoka Financial Group, Inc.(a)	276	6,384
Fuyo General Lease Co., Ltd.(a)	34	1,688
Gunma Bank Ltd. (The)(a)	716	2,822
Hachijuni Bank Ltd. (The)(a)	761	3,047
Hiroshima Bank Ltd. (The)(a)	493	2,647
Hitachi Capital Corp.(a)	68	1,572
Hokuhoku Financial Group, Inc.(a)	214	2,346
Iyo Bank Ltd. (The)(a)	456	2,522
Japan Exchange Group, Inc.(a)	910	14,772
Japan Post Bank Co., Ltd.(a)(b)	694	7,621
Japan Post Holdings Co., Ltd.(a)	2,248	25,089
Japan Post Insurance Co., Ltd.(a)	333	6,712
Kansai Mirai Financial Group, Inc.(a)	304	2,118
Kyushu Financial Group, Inc.(a)	656	2,633
Matsui Securities Co., Ltd.(a)	171	1,520
Mebuki Financial Group, Inc.(a)	1,689	4,292
Mitsubishi UFJ Financial Group, Inc.(a)	21,238	104,860
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)	731	3,702
Mizuho Financial Group, Inc.(a)	43,225	67,336
MS&AD Insurance Group Holdings, Inc.(a)	834	25,744
Nishi-Nippon Financial Holdings, Inc.(a)	256	2,105
Nomura Holdings, Inc.(a)	5,592	20,977
North Pacific Bank Ltd.(a)	464	1,133
Orient Corp.(a)	933	980
ORIX Corp.(a)	2,176	30,703
Resona Holdings, Inc.(a)	3,695	15,583
San-In Godo Bank Ltd. (The)(a)	253	1,670
SBI Holdings, Inc.(a)	387	8,246
Seven Bank Ltd.(a)	1,104	2,994
Shiga Bank Ltd. (The)(a)	85	2,024
Shinsei Bank Ltd.(a)	256	3,544
Shizuoka Bank Ltd. (The)(a)	858	6,548
Sompo Holdings, Inc.(a)	586	21,893
Sony Financial Holdings, Inc.(a)	291	5,923
Sumitomo Mitsui Financial Group, Inc.(a)	2,250	81,232
Sumitomo Mitsui Trust Holdings, Inc.(a)	630	21,857

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Financials (continued)
T&D Holdings, Inc.(a)	945	$10,152
Tokai Tokyo Financial Holdings, Inc.(a)	374	1,236
Tokio Marine Holdings, Inc.(a)	1,135	57,089
Tokyo Century Corp.(a)	80	3,678
Yamaguchi Financial Group, Inc.(a)	383	2,820
Zenkoku Hosho Co., Ltd.(a)	87	3,039
Total Financials		675,640

Health Care — 8.8%
Alfresa Holdings Corp.(a)	296	8,226
Asahi Intecc Co., Ltd.(a)	170	8,563
Astellas Pharma, Inc.(a)	3,273	44,345
Chugai Pharmaceutical Co., Ltd.(a)	367	23,198
Daiichi Sankyo Co., Ltd.(a)	1,081	53,198
Eisai Co., Ltd.(a)	448	25,961
Hisamitsu Pharmaceutical Co., Inc.(a)	123	5,202
Hoya Corp.(a)	625	43,855
Kaken Pharmaceutical Co., Ltd.(a)	58	2,471
Kissei Pharmaceutical Co., Ltd.(a)	52	1,284
KYORIN Holdings, Inc.(a)	64	1,199
Kyowa Hakko Kirin Co., Ltd.(a)	421	8,150
M3, Inc.(a)	682	12,057
Medipal Holdings Corp.(a)	262	5,869
Miraca Holdings, Inc.(a)	85	2,170
Mitsubishi Tanabe Pharma Corp.(a)	369	4,632
Mochida Pharmaceutical Co., Ltd.(a)	44	2,038
Nihon Kohden Corp.(a)	124	3,602
Nippon Shinyaku Co., Ltd.(a)	89	6,121
Nipro Corp.(a)	192	2,374
Olympus Corp.(a)	1,902	21,244
Ono Pharmaceutical Co., Ltd.(a)	748	13,966
Otsuka Holdings Co., Ltd.(a)	710	25,302
PeptiDream, Inc.*,(a)	144	7,745
Rohto Pharmaceutical Co., Ltd.(a)	166	4,643
Santen Pharmaceutical Co., Ltd.(a)	617	9,384
Sawai Pharmaceutical Co., Ltd.(a)	66	3,532
Shionogi & Co., Ltd.(a)	477	27,736
Sumitomo Dainippon Pharma Co., Ltd.(a)	283	6,225
Suzuken Co., Ltd.(a)	132	7,585
Sysmex Corp.(a)	321	18,307
Taisho Pharmaceutical Holdings Co., Ltd.(a)	73	6,738
Takara Bio, Inc.(a)	75	1,638
Takeda Pharmaceutical Co., Ltd.(a)	2,579	95,217
Terumo Corp.(a)	1,095	32,907
Tsumura & Co.(a)	109	3,342
Total Health Care		550,026

Industrials — 22.3%
AGC, Inc.(a)	313	10,637
Aica Kogyo Co., Ltd.(a)	87	3,000
Amada Holdings Co., Ltd.(a)	539	5,982
ANA Holdings, Inc.(a)	190	6,633
Benefit One, Inc.(a)	98	2,033
Central Japan Railway Co.(a)	307	65,865
Chiyoda Corp.*,(a)	252	796
COMSYS Holdings Corp.(a)	195	5,107
Dai Nippon Printing Co., Ltd.(a)	499	11,797
Daifuku Co., Ltd.(a)	163	9,923
	Shares	Value
Common Stocks (continued)

Industrials (continued)
Daikin Industries Ltd.(a)	451	$57,096
DMG Mori Co., Ltd.(a)(b)	165	2,356
East Japan Railway Co.(a)	627	58,914
Ebara Corp.(a)	170	5,197
FANUC Corp.(a)	330	61,556
Fuji Electric Co., Ltd.(a)	213	7,506
Fujikura Ltd.(a)	462	1,900
Fukuyama Transporting Co., Ltd.(a)	57	2,185
Furukawa Electric Co., Ltd.(a)	104	2,734
Glory Ltd.(a)	87	2,187
GS Yuasa Corp.(a)	129	2,579
Hankyu Hanshin Holdings, Inc.(a)	377	14,048
Hino Motors Ltd.(a)	451	4,244
Hitachi Construction Machinery Co., Ltd.(a)	177	4,688
Hitachi Transport System Ltd.(a)	73	2,019
Hoshizaki Corp.(a)	87	5,624
IHI Corp.(a)	221	5,233
ITOCHU Corp.(a)	2,404	43,169
Japan Airlines Co., Ltd.(a)	199	6,663
Japan Airport Terminal Co., Ltd.(a)	81	3,407
Japan Steel Works Ltd. (The)(a)	105	2,014
JGC Corp.(a)	366	5,219
JTEKT Corp.(a)	378	4,850
Kajima Corp.(a)	778	11,491
Kamigumi Co., Ltd.(a)	172	4,096
Kandenko Co., Ltd.(a)	169	1,419
Kawasaki Heavy Industries Ltd.(a)	243	5,642
Kawasaki Kisen Kaisha Ltd.*,(a)(b)	139	2,009
Keihan Holdings Co., Ltd.(a)	164	6,958
Keikyu Corp.(a)	422	7,184
Keio Corp.(a)	196	11,791
Keisei Electric Railway Co., Ltd.(a)	237	8,278
Kinden Corp.(a)	219	3,506
Kintetsu Group Holdings Co., Ltd.(a)	304	13,470
Kokuyo Co., Ltd.(a)	142	1,800
Komatsu Ltd.(a)	1,550	39,691
Kubota Corp.(a)	1,885	28,484
Kurita Water Industries Ltd.(a)	184	4,768
Kyowa Exeo Corp.(a)	172	4,679
Kyudenko Corp.(a)	68	1,929
Kyushu Railway Co.(a)	272	8,841
LIXIL Group Corp.(a)	446	5,795
Mabuchi Motor Co., Ltd.(a)	88	3,247
Maeda Corp.(a)	223	2,206
Maeda Road Construction Co., Ltd.(a)	95	1,877
Makita Corp.(a)	415	15,091
Marubeni Corp.(a)	2,652	18,932
MINEBEA MITSUMI, Inc.(a)	705	12,470
MISUMI Group, Inc.(a)	470	12,145
Mitsubishi Corp.(a)	2,189	60,064
Mitsubishi Electric Corp.(a)	3,362	47,755
Mitsubishi Heavy Industries Ltd.(a)	485	20,123
Mitsubishi Logistics Corp.(a)(b)	116	3,091
Mitsui & Co., Ltd.(a)	2,878	46,358
Mitsui OSK Lines Ltd.(a)	185	4,684
Miura Co., Ltd.(a)	164	4,157
MonotaRO Co., Ltd.(a)	199	4,578
Nabtesco Corp.(a)	196	5,966
Nagase & Co., Ltd.(a)	183	2,778

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Industrials (continued)
Nagoya Railroad Co., Ltd.(a)	316	$8,540
Nankai Electric Railway Co., Ltd.(a)	180	4,897
NGK Insulators Ltd.(a)	450	6,642
Nidec Corp.(a)	398	56,408
Nihon M&A Center, Inc.(a)	213	6,024
Nippo Corp.(a)	83	1,681
Nippon Express Co., Ltd.(a)	122	6,682
Nippon Yusen K.K.(a)(b)	270	4,596
Nishi-Nippon Railroad Co., Ltd.(a)	127	2,980
Nisshinbo Holdings, Inc.(a)	232	2,052
NSK Ltd.(a)	750	7,744
NTN Corp.(a)	713	2,337
Obayashi Corp.(a)	1,141	11,156
Odakyu Electric Railway Co., Ltd.(a)	517	12,134
OKUMA Corp.(a)	50	2,923
OSG Corp.(a)	128	2,562
Park24 Co., Ltd.(a)	182	3,812
Penta-Ocean Construction Co., Ltd.(a)	477	2,180
Persol Holdings Co., Ltd.(a)	283	5,295
Pilot Corp.(a)	42	1,735
Recruit Holdings Co., Ltd.(a)	2,035	60,826
Sankyu, Inc.(a)	83	3,965
Sanwa Holdings Corp.(a)	332	3,977
Secom Co., Ltd.(a)	330	27,668
Seibu Holdings, Inc.(a)	356	5,776
Seino Holdings Co., Ltd.(a)	258	3,496
SG Holdings Co., Ltd.(a)	359	9,589
Shima Seiki Manufacturing Ltd.(a)	50	1,672
Shimizu Corp.(a)	959	8,171
SHO-BOND Holdings Co., Ltd.(a)	38	2,607
SMC Corp.(a)	99	40,942
Sohgo Security Services Co., Ltd.(a)	113	5,027
Sojitz Corp.(a)	2,130	7,325
Sotetsu Holdings, Inc.(a)	132	3,644
Sumitomo Corp.(a)	1,900	27,116
Sumitomo Heavy Industries Ltd.(a)	192	6,766
Tadano Ltd.(a)	193	2,024
Taisei Corp.(a)	355	15,539
TechnoPro Holdings, Inc.(a)	64	3,821
THK Co., Ltd.(a)	191	4,984
Tobu Railway Co., Ltd.(a)	348	9,811
Toda Corp.(a)	391	2,405
Tokyu Corp.(a)	838	13,634
Toppan Forms Co., Ltd.(a)	62	565
Toppan Printing Co., Ltd.(a)	444	7,180
Toshiba Corp.(a)	924	30,696
Toshiba Plant Systems & Services Corp.(a)	63	1,127
TOTO Ltd.(a)	244	10,275
Toyota Tsusho Corp.(a)	378	12,490
Ushio, Inc.(a)	198	2,396
West Japan Railway Co.(a)	311	23,071
Yamato Holdings Co., Ltd.(a)	603	13,062
Total Industrials		1,388,541

Information Technology — 10.9%
Advantest Corp.(a)	330	9,304
Alps Alpine Co., Ltd.(a)	360	7,586
Azbil Corp.(a)	224	5,364
	Shares	Value

Common Stocks (continued)

Information Technology (continued)
Brother Industries Ltd.(a)	401	$7,860
Canon, Inc.(a)	1,749	48,509
Citizen Watch Co., Ltd.(a)	456	2,555
Disco Corp.(a)	47	8,052
FUJIFILM Holdings Corp.(a)	623	28,998
Fujitsu Ltd.(a)	326	23,812
GMO internet, Inc.(a)	106	1,636
GMO Payment Gateway, Inc.(a)	67	5,276
Hamamatsu Photonics K.K.(a)	217	8,777
Hirose Electric Co., Ltd.(a)	56	6,466
Hitachi High-Technologies Corp.(a)	108	4,800
Hitachi Ltd.(a)	1,573	52,101
Horiba Ltd.(a)	64	3,850
Ibiden Co., Ltd.(a)	181	3,232
Itochu Techno-Solutions Corp.(a)	165	4,031
Japan Aviation Electronics Industry Ltd.(a)	75	1,208
Keyence Corp.(a)	153	94,953
Konica Minolta, Inc.(a)	767	7,672
Kyocera Corp.(a)	520	33,569
Murata Manufacturing Co., Ltd.(a)	970	51,907
NEC Corp.(a)	422	14,190
Nihon Unisys Ltd.(a)	110	2,808
Nippon Electric Glass Co., Ltd.(a)	133	3,642
Nomura Research Institute Ltd.(a)	171	8,337
NS Solutions Corp.(a)	54	1,448
NTT Data Corp.(a)	1,067	12,397
OBIC Business Consultants Co., Ltd.(a)	26	1,040
Obic Co., Ltd.(a)	114	13,163
Omron Corp.(a)	323	17,256
Oracle Corp. Japan(a)	57	3,895
Otsuka Corp.(a)	172	6,749
Renesas Electronics Corp.*,(a)	1,185	6,309
Ricoh Co., Ltd.(a)	1,152	11,616
Rohm Co., Ltd.(a)	149	10,903
SCREEN Holdings Co., Ltd.(a)	67	3,212
SCSK Corp.(a)	71	3,360
Seiko Epson Corp.(a)	468	7,475
Shimadzu Corp.(a)	455	12,150
SUMCO Corp.(a)	393	5,152
Taiyo Yuden Co., Ltd.(a)	212	5,115
TDK Corp.(a)	204	17,749
TIS, Inc.(a)	133	6,042
Tokyo Electron Ltd.(a)	265	41,984
Topcon Corp.(a)	176	2,125
Trend Micro, Inc.(a)	198	9,884
Ulvac, Inc.(a)	81	2,705
Yaskawa Electric Corp.(a)(b)	442	16,251
Yokogawa Electric Corp.(a)	412	8,575
Total Information Technology		677,050

Materials — 6.2%
Air Water, Inc.(a)	253	3,844
Asahi Kasei Corp.(a)	2,110	21,654
Daicel Corp.(a)	478	5,330
Daido Steel Co., Ltd.(a)	57	2,308
Denka Co., Ltd.(a)	146	4,378
DIC Corp.(a)	136	3,975
Dowa Holdings Co., Ltd.(a)	77	2,499
FP Corp.(a)	38	2,303
Fuji Seal International, Inc.(a)	71	2,473
Hitachi Chemical Co., Ltd.(a)	165	4,370

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Materials (continued)
Hitachi Metals Ltd.(a)	330	$3,796
JFE Holdings, Inc.(a)	871	14,898
JSR Corp.(a)	310	4,698
Kaneka Corp.(a)	97	3,728
Kansai Paint Co., Ltd.(a)	329	6,248
Kobe Steel Ltd.(a)	497	3,789
Kuraray Co., Ltd.(a)	598	7,984
Lintec Corp.(a)	86	1,852
Maruichi Steel Tube Ltd.(a)	105	2,894
Mitsubishi Chemical Holdings Corp.(a)	2,159	15,297
Mitsubishi Gas Chemical Co., Inc.(a)	307	4,576
Mitsubishi Materials Corp.(a)(b)	212	5,490
Mitsui Chemicals, Inc.(a)	293	7,150
Mitsui Mining & Smelting Co., Ltd.(a)	94	2,427
Nippon Kayaku Co., Ltd.(a)	283	3,313
Nippon Paint Holdings Co., Ltd.(a)	261	9,878
Nippon Paper Industries Co., Ltd.(a)	159	3,146
Nippon Shokubai Co., Ltd.(a)	54	3,733
Nippon Steel Corp.(a)	1,375	24,451
Nissan Chemical Corp.(a)	236	10,446
Nitto Denko Corp.(a)	263	14,145
NOF Corp.(a)	115	4,084
Oji Holdings Corp.(a)	1,491	8,916
Rengo Co., Ltd.(a)	349	3,061
Shin-Etsu Chemical Co., Ltd.(a)	694	64,991
Showa Denko K.K.(a)	241	8,147
Sumitomo Bakelite Co., Ltd.(a)	53	2,061
Sumitomo Chemical Co., Ltd.(a)	2,555	12,663
Sumitomo Metal Mining Co., Ltd.(a)	403	12,588
Sumitomo Osaka Cement Co., Ltd.(a)	58	2,354
Taiheiyo Cement Corp.(a)	206	6,603
Taiyo Nippon Sanso Corp.(a)	236	3,918
Teijin Ltd.(a)	307	5,257
Tokai Carbon Co., Ltd.(a)(b)	326	3,744
Tokuyama Corp.(a)	117	2,889
Toray Industries, Inc.(a)	2,577	17,539
Tosoh Corp.(a)	483	7,741
Toyo Seikan Group Holdings Ltd.(a)	254	5,061
Toyobo Co., Ltd.(a)	146	1,902
Ube Industries Ltd.(a)	175	3,724
Yamato Kogyo Co., Ltd.(a)	56	1,546
Zeon Corp.(a)	240	2,334
Total Materials		388,196

Real Estate — 2.8%
Aeon Mall Co., Ltd.(a)	201	3,075
Daito Trust Construction Co., Ltd.(a)	118	15,749
Daiwa House Industry Co., Ltd.(a)	1,102	30,782
Hulic Co., Ltd.(a)	605	5,204
Ichigo, Inc.(a)	337	1,083
Leopalace21 Corp.*,(a)(b)	390	658
Mitsubishi Estate Co., Ltd.(a)	2,003	33,730
Mitsui Fudosan Co., Ltd.(a)	1,609	37,085
Nomura Real Estate Holdings, Inc.(a)	195	4,123
Open House Co., Ltd.(a)	52	1,898
Relo Group, Inc.(a)	175	4,761
Sumitomo Realty & Development Co., Ltd.(a)	670	24,682
	Shares	Value

Common Stocks (continued)

Real Estate (continued)
Tokyo Tatemono Co., Ltd.(a)	344	$3,864
Tokyu Fudosan Holdings Corp.(a)	1,015	5,705
Total Real Estate		172,399

Utilities — 1.9%
Chubu Electric Power Co., Inc.(a)	1,185	17,194
Chugoku Electric Power Co., Inc. (The)(a)	490	5,838
Electric Power Development Co., Ltd.(a)	281	6,509
Hokkaido Electric Power Co., Inc.(a)	298	1,667
Hokuriku Electric Power Co.*,(a)	284	2,106
Kansai Electric Power Co., Inc. (The)(a)	1,232	14,884
Kyushu Electric Power Co., Inc.(a)	786	7,601
Nippon Gas Co., Ltd.(a)	65	1,705
Osaka Gas Co., Ltd.(a)	669	12,344
Shikoku Electric Power Co., Inc.(a)	253	2,549
Toho Gas Co., Ltd.(a)	150	6,168
Tohoku Electric Power Co., Inc.(a)	799	9,125
Tokyo Electric Power Co., Holdings, Inc.*,(a)	2,649	14,937
Tokyo Gas Co., Ltd.(a)	733	18,605
Total Utilities		121,232

Total Common Stocks
(Cost $6,214,769)		6,213,984

Investment of Cash Collateral For Securities Loaned — 0.6%

Money Market Fund — 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $36,999)	36,999	36,999

Total Investments — 100.5%
(Cost $6,251,768)		6,250,983

Other Assets and Liabilities, Net — (0.5)%		(33,105)

Net Assets — 100.0%		$6,217,878

*	Non-income producing securities.
(a)	These securities are deemed illiquid due to the extended closure of the Japanese market.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $52,929; total market value of collateral held by the Fund was $56,367. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $19,368.
(c)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2019

Forward Foreign Currency Contracts Outstanding as of April 30, 2019:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Japanese Yen	05/07/19	Merrill Lynch	339,348,549	$3,046,455	$3,048,762	$2,307
Unrealized Appreciation				$3,046,455	$3,048,762	$2,307

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Appreciation
Japanese Yen	05/07/19	Merrill Lynch	(337,864,323)	$(3,060,845)	$(3,035,427)	$25,418
Unrealized Appreciation				$(3,060,845)	$(3,035,427)	$25,418
Total Unrealized Appreciation						$27,725

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2019	Unrealized Depreciation
Japanese Yen	05/07/19	Merrill Lynch	(1,484,226)	$(13,302)	$(13,334)	$(32)
Japanese Yen	06/04/19	Merrill Lynch	(346,041,254)	(3,113,582)	(3,116,358)	(2,776)
Unrealized Depreciation				$(3,126,884)	$(3,129,692)	$(2,808)
Total Unrealized Depreciation						$(2,808)

Net Unrealized Appreciation (Depreciation)						$24,917

As of April 30, 2019, there was no collateral segregated by the counterparty for forward foreign currency contracts.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Common Stocks	$—	$6,213,984	$—	$6,213,984
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	36,999	—	—	36,999
Total Investments in Securities	36,999	6,213,984	—	6,250,983
Other Financial Instruments:(e)
Forward Foreign Currency Contracts	—	27,725	—	27,725
Total Investments in Securities and Other Financial Instruments	$36,999	$6,241,709	$—	$6,278,708

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(e)
Forward Foreign Currency Contracts	$—	$2,808	$—	$2,808

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.
(e)	Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2019

	Shares	Value

Common Stocks — 100.0%

Basic Materials — 8.4%
AdvanSix, Inc.*	54,839	$1,657,783
Arch Coal, Inc., Class A(a)	17,166	1,664,759
Commercial Metals Co.	91,730	1,586,012
Encore Wire Corp.	27,381	1,623,419
Global Brass & Copper Holdings, Inc.	45,492	1,973,898
Innophos Holdings, Inc.	51,982	1,673,301
Insteel Industries, Inc.(a)	74,893	1,568,259
Kraton Corp.*	48,687	1,597,907
Landec Corp.*(a)	127,585	1,340,918
Materion Corp.	27,458	1,593,388
Mueller Industries, Inc.	49,992	1,458,267
OMNOVA Solutions, Inc.*	223,183	1,651,554
Schnitzer Steel Industries, Inc., Class A	65,281	1,548,465
SunCoke Energy, Inc.*	184,541	1,588,898
Universal Forest Products, Inc.	52,418	1,936,845
Verso Corp., Class A*	73,144	1,632,574
Warrior Met Coal, Inc.	51,538	1,597,678
ZAGG, Inc.*	172,740	1,423,378
Total Basic Materials		29,117,303

Consumer Goods — 9.6%
ACCO Brands Corp.	183,032	1,672,912
Beazer Homes USA, Inc.*(a)	136,121	1,809,048
Central Garden & Pet Co., Class A*	67,387	1,649,634
Century Communities, Inc.*(a)	65,363	1,662,181
Dana, Inc.	88,317	1,722,181
Edgewell Personal Care Co.*	35,697	1,471,787
Fitbit, Inc., Class A*	264,653	1,397,368
Fresh Del Monte Produce, Inc.	57,963	1,710,488
Herman Miller, Inc.	44,536	1,728,888
Hooker Furniture Corp.	54,344	1,619,995
Knoll, Inc.	82,853	1,809,509
M/I Homes, Inc.*	58,856	1,657,974
Meritor, Inc.*	76,990	1,867,777
Modine Manufacturing Co.*	112,959	1,670,664
REV Group, Inc.	143,082	1,815,711
Taylor Morrison Home Corp., Class A*	88,267	1,708,849
Tower International, Inc.	74,501	1,738,853
Unifi, Inc.*	80,969	1,635,574
Universal Electronics, Inc.*	42,173	1,604,683
USANA Health Sciences, Inc.*	18,681	1,559,116
Total Consumer Goods		33,513,192

Consumer Services — 10.6%
Abercrombie & Fitch Co., Class A(a)	57,160	1,708,513
Bloomin’ Brands, Inc.	76,613	1,531,494
Career Education Corp.*	94,840	1,721,346
Carrols Restaurant Group, Inc.*	157,146	1,541,602
Central European Media Enterprises Ltd., Class A*	393,655	1,558,874
Envestnet, Inc.*	23,960	1,700,920
Gray Television, Inc.*	73,349	1,718,567
Group 1 Automotive, Inc.	24,216	1,896,355
Houghton Mifflin Harcourt Co.*	215,509	1,536,579
J. Jill, Inc.(a)	285,382	1,600,993
JC Penney Co., Inc.*(a)	1,051,509	1,440,567
K12, Inc.*	45,906	1,382,689
Liberty TripAdvisor Holdings, Inc., Class A*	110,413	1,627,488
	Shares	Value
Common Stocks (continued)

Consumer Services (continued)
Lithia Motors, Inc., Class A	16,893	$1,917,693
Marcus Corp. (The)	39,120	1,471,694
MarineMax, Inc.*(a)	81,772	1,413,838
Meredith Corp.	28,352	1,672,768
Nexstar Media Group, Inc., Class A(a)	14,458	1,692,309
Office Depot, Inc.	431,611	1,035,866
Sinclair Broadcast Group, Inc., Class A	40,716	1,864,386
TEGNA, Inc.(a)	111,117	1,768,983
Titan Machinery, Inc.*	100,690	1,731,868
Tribune Publishing Co.*	132,888	1,429,875
Total Consumer Services		36,965,267

Financials — 24.7%
Alexander & Baldwin, Inc.	61,586	1,454,661
Altisource Portfolio Solutions SA*	66,192	1,566,765
Ashford Hospitality Trust, Inc.	329,842	1,817,429
B. Riley Financial, Inc.(a)	93,874	1,701,936
Bancorp, Inc. (The)*	193,904	1,979,760
BBX Capital Corp.	264,653	1,466,178
Braemar Hotels & Resorts, Inc.	128,316	1,783,592
Byline Bancorp, Inc.*	84,781	1,697,316
Camden National Corp.	37,553	1,651,581
Capstead Mortgage Corp.	182,392	1,566,747
CBL & Associates Properties, Inc.(a)	1,010,806	1,020,914
CNO Financial Group, Inc.	96,833	1,602,586
Community Trust Bancorp, Inc.	38,157	1,612,133
CorePoint Lodging, Inc.	140,264	1,753,300
Cowen, Inc.*(a)	108,126	1,811,110
Enova International, Inc.*	68,657	1,883,262
EZCORP, Inc., Class A*(a)	168,106	1,827,312
First Busey Corp.	64,211	1,659,212
First Commonwealth Financial Corp.	124,345	1,692,335
First Defiance Financial Corp.	54,515	1,608,738
First Financial Corp.	37,303	1,535,765
First Foundation, Inc.	115,457	1,640,644
First Midwest Bancorp, Inc.	76,576	1,644,087
Flagstar Bancorp, Inc.(a)	47,592	1,701,414
Great Southern Bancorp, Inc.	30,188	1,749,395
Great Western Bancorp, Inc.	49,596	1,744,291
Heritage Insurance Holdings, Inc.	107,312	1,463,736
Hertz Global Holdings, Inc.*	90,198	1,639,800
Hilltop Holdings, Inc.	85,849	1,805,404
Independent Bank Corp.	72,872	1,568,934
INTL. FCStone, Inc.*	40,422	1,639,516
iStar, Inc.	186,074	1,613,262
Mercury General Corp.(a)	31,292	1,682,884
Meta Financial Group, Inc.(a)	79,611	2,050,779
National General Holdings Corp.	66,024	1,627,492
New Senior Investment Group, Inc.	287,477	1,606,996
Oppenheimer Holdings, Inc., Class A	60,213	1,580,591
Orchid Island Capital, Inc.	238,107	1,564,363
Outfront Media, Inc.	66,955	1,595,538
Pacific Premier Bancorp, Inc.	59,056	1,716,758
PennyMac Financial Services, Inc.	70,447	1,570,968
Peoples Bancorp, Inc.	50,589	1,653,249
Piper Jaffray Cos.	21,513	1,733,948
QCR Holdings, Inc.	46,190	1,580,160

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Financials (continued)
Simmons First National Corp., Class A(a)	64,001	$1,624,985
South State Corp.	22,925	1,734,506
TriState Capital Holdings, Inc.*	76,689	1,783,786
United Community Financial Corp.	167,567	1,543,292
United Financial Bancorp, Inc.	109,181	1,440,097
Univest Financial Corp.	64,054	1,615,442
Veritex Holdings, Inc.	64,688	1,714,879
Walker & Dunlop, Inc.	30,774	1,691,031
Total Financials		86,014,859

Health Care — 3.1%
Akebia Therapeutics, Inc.*(a)	191,300	1,155,452
Assertio Therapeutics, Inc.*(a)	309,024	1,288,630
Eagle Pharmaceuticals, Inc.*	31,030	1,595,253
Lannett Co., Inc.*(a)	199,078	1,530,910
Lantheus Holdings, Inc.*	64,001	1,546,264
Tivity Health, Inc.*(a)	89,223	1,929,001
Triple-S Management Corp., Class B*	68,657	1,559,887
Total Health Care		10,605,397

Industrials — 30.1%
AAR Corp.	48,193	1,627,478
ABM Industries, Inc.(a)	43,102	1,636,583
Alamo Group, Inc.	15,677	1,624,764
American Woodmark Corp.*(a)	18,961	1,705,163
Anixter International, Inc.*	27,923	1,755,519
Astec Industries, Inc.	41,492	1,398,695
Atkore International Group, Inc.*	72,770	1,801,785
Atlas Air Worldwide Holdings, Inc.*	30,988	1,496,411
Barrett Business Services, Inc.	20,260	1,476,144
Benchmark Electronics, Inc.	59,686	1,613,313
Blue Bird Corp.*	92,542	1,601,902
BMC Stock Holdings, Inc.*	88,667	1,824,767
Builders FirstSource, Inc.*	117,448	1,618,433
CBIZ, Inc.*	77,408	1,494,748
Core-Mark Holding Co., Inc.	42,196	1,533,825
CRA International, Inc.	31,001	1,614,532
CSG Systems International, Inc.	37,039	1,653,791
Daseke, Inc.*(a)	307,809	1,588,294
Ducommun, Inc.*	36,001	1,460,921
Echo Global Logistics, Inc.*	63,227	1,450,427
EnerSys	24,044	1,663,604
Federal Signal Corp.	60,283	1,734,342
GMS, Inc.*	103,621	1,825,802
Greif, Inc., Class A	37,982	1,501,049
Griffon Corp.(a)	84,781	1,663,403
Hackett Group, Inc. (The)	99,161	1,522,121
Hawkins, Inc.	42,540	1,570,151
Heidrick & Struggles International, Inc.	40,875	1,462,507
Integer Holdings Corp.*	20,773	1,435,207
JELD-WEN Holding, Inc.*	88,718	1,752,181
Kelly Services, Inc., Class A	71,022	1,580,950
Kforce, Inc.	44,611	1,606,888
Kimball Electronics, Inc.*	101,146	1,530,339
Kimball International, Inc., Class B	110,803	1,735,175
Manitowoc Co., Inc. (The)*	95,476	1,705,201
ManTech International Corp., Class A	29,003	1,797,896
Methode Electronics, Inc.	54,439	1,606,495
	Shares	Value
Common Stocks (continued)

Industrials (continued)
MYR Group, Inc.*	45,242	$1,635,498
NCI Building Systems, Inc.*	254,342	1,454,836
Patrick Industries, Inc.*(a)	34,570	1,724,006
Perficient, Inc.*	57,202	1,684,027
Providence Service Corp. (The)*	23,517	1,559,883
Quanex Building Products Corp.	98,600	1,648,592
Resources Connection, Inc.	94,724	1,521,267
Rush Enterprises, Inc., Class A	37,473	1,589,230
Sanmina Corp.*	54,307	1,842,093
Silgan Holdings, Inc.	52,877	1,583,137
SP Plus Corp.*	45,919	1,585,124
Spartan Motors, Inc.	177,435	1,650,146
SPX Corp.*	45,035	1,643,778
Sterling Construction Co., Inc.*	125,139	1,696,885
SunPower Corp.*(a)	240,668	1,737,623
Sykes Enterprises, Inc.*	55,402	1,537,406
Titan International, Inc.	262,436	1,818,681
TrueBlue, Inc.*	66,275	1,601,204
TTEC Holdings, Inc.	43,244	1,576,676
TTM Technologies, Inc.*(a)	133,568	1,768,440
Tutor Perini Corp.*(a)	91,515	1,827,555
Universal Logistics Holdings, Inc.	79,611	1,944,101
Vectrus, Inc.*	58,923	2,389,328
Vishay Intertechnology, Inc.	84,827	1,680,423
Werner Enterprises, Inc.(a)	45,879	1,536,947
Wesco Aircraft Holdings, Inc.*	178,242	1,504,362
YRC Worldwide, Inc.*(a)	234,193	1,594,854
Total Industrials		105,006,908

Oil & Gas — 0.4%
Select Energy Services, Inc., Class A*(a)	130,345	1,501,574

Technology — 12.7%
A10 Networks, Inc.*	220,980	1,427,531
Amkor Technology, Inc.*	183,460	1,662,148
Avaya Holdings Corp.*(a)	93,092	1,776,195
Calix, Inc.*	203,474	1,393,797
Carbonite, Inc.*(a)	63,150	1,549,069
ChannelAdvisor Corp.*	128,633	1,511,438
Computer Programs & Systems, Inc.	52,770	1,603,680
Comtech Telecommunications Corp.	67,474	1,587,663
Endurance International Group Holdings, Inc.*	216,103	1,195,050
ePlus, Inc.*	17,696	1,668,556
Insight Enterprises, Inc.*	28,455	1,609,984
Limelight Networks, Inc.*	485,062	1,440,634
MagnaChip Semiconductor Corp.*	211,723	1,873,749
MobileIron, Inc.*	286,426	1,698,506
Monotype Imaging Holdings, Inc.	78,770	1,357,995
Nanometrics, Inc.*	50,737	1,511,455
OneSpan, Inc.*	81,516	1,511,307
PC Connection, Inc.	42,725	1,587,661
Photronics, Inc.*	165,793	1,548,507
Presidio, Inc.	105,861	1,590,032
Progress Software Corp.	35,311	1,610,535
Rambus, Inc.*	149,928	1,718,175
Ribbon Communications, Inc.*	304,223	1,630,635
ScanSource, Inc.*	43,740	1,646,811
SMART Global Holdings, Inc.*(a)	81,602	1,774,027
Tech Data Corp.*	15,299	1,631,026

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2019

	Shares	Value

Common Stocks (continued)

Technology (continued)
Unisys Corp.*	134,255	$1,504,999
Verint Systems, Inc.*	26,173	1,580,587
Total Technology		44,201,752

Utilities — 0.4%
Black Hills Corp.	21,152	1,539,019

Total Common Stocks
(Cost $349,870,502)		348,465,271

Short-Term Investment — 0.0%(b)

Money Market Fund — 0.0%(b)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(c)
(Cost $91,353)	91,353	91,353

Investment of Cash Collateral For Securities Loaned — 1.5%

Money Market Fund — 1.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.45%(c)
(Cost $5,238,855)	5,238,855	5,238,855

	Shares	Value
Total Investments — 101.5%
(Cost $355,200,710)		$353,795,479

Other Assets and Liabilities, Net — (1.5)%		(5,240,757)

Net Assets — 100.0%		$348,554,722

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $36,791,699; total market value of collateral held by the Fund was $38,108,611. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $32,869,756.
(b)	Less than 0.05%.
(c)	Reflects the 1-day yield at April 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Common Stocks	$348,465,271	$—	$—	$348,465,271
Short-Term Investment:
Money Market Fund	91,353	—	—	91,353
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	5,238,855	—	—	5,238,855
Total Investments in Securities	$353,795,479	$—	$—	$353,795,479

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2019

	Shares	Value

Common Stocks — 99.8%

Basic Materials — 1.5%
DowDuPont, Inc.	110,656	$4,254,723

Consumer Goods — 5.8%
Archer-Daniels-Midland Co.	92,208	4,112,477
General Motors Co.	106,280	4,139,606
Kimberly-Clark Corp.	31,801	4,082,612
Philip Morris International, Inc.	45,123	3,905,847
Total Consumer Goods		16,240,542

Consumer Services — 10.1%
AutoZone, Inc.*	3,880	3,989,843
Carnival Corp.	78,249	4,292,740
CVS Health Corp.	73,800	4,013,244
Expedia Group, Inc.	33,089	4,296,276
McKesson Corp.	34,165	4,074,176
Starbucks Corp.	53,255	4,136,848
Walgreens Boots Alliance, Inc.	63,022	3,376,089
Total Consumer Services		28,179,216

Financials — 34.3%
Allstate Corp. (The)	41,917	4,152,298
Ameriprise Financial, Inc.	31,017	4,552,365
Bank of America Corp.	144,102	4,406,639
Bank of New York Mellon Corp. (The)	78,161	3,881,475
BB&T Corp.(a)	85,038	4,353,946
Capital One Financial Corp.	48,636	4,514,880
Citigroup, Inc.	63,543	4,492,490
Citizens Financial Group, Inc.	121,440	4,396,128
Fifth Third Bancorp	157,282	4,532,867
Hartford Financial Services Group, Inc. (The)	79,800	4,174,338
KeyCorp(a)	250,861	4,402,611
M&T Bank Corp.	25,034	4,257,532
MetLife, Inc.	92,734	4,277,819
Morgan Stanley	93,938	4,532,509
Northern Trust Corp.	43,719	4,308,508
PNC Financial Services Group, Inc. (The)	32,049	4,388,470
Progressive Corp. (The)	55,020	4,299,813
Prudential Financial, Inc.	42,962	4,541,513
Regions Financial Corp.	277,965	4,316,796
SunTrust Banks, Inc.	66,774	4,372,362
Synchrony Financial	123,735	4,289,892
Wells Fargo & Co.	82,101	3,974,509
Total Financials		95,419,760

Health Care — 15.5%
AbbVie, Inc.	49,265	3,911,148
Allergan PLC	27,080	3,980,760
Baxter International, Inc.	48,788	3,722,525
Biogen, Inc.*	16,926	3,880,116
Boston Scientific Corp.*	103,878	3,855,951
Centene Corp.*	74,565	3,844,571
Cigna Corp.	24,658	3,916,677
IDEXX Laboratories, Inc.*	17,872	4,146,304
Medtronic PLC	43,779	3,888,013
Thermo Fisher Scientific, Inc.	14,567	4,041,614
Zimmer Biomet Holdings, Inc.	31,025	3,821,039
Total Health Care		43,008,718
	Shares	Value
Common Stocks (continued)

Industrials — 12.0%
Accenture PLC, Class A	22,495	$4,109,162
Agilent Technologies, Inc.	49,418	3,879,313
Cummins, Inc.	25,261	4,200,652
Danaher Corp.	30,336	4,017,700
Fidelity National Information Services, Inc.	35,075	4,066,245
Honeywell International, Inc.	24,831	4,311,406
TE Connectivity Ltd.	49,231	4,708,945
TransDigm Group, Inc.*	8,770	4,231,700
Total Industrials		33,525,123

Oil & Gas — 2.9%
Marathon Petroleum Corp.	66,276	4,034,220
Phillips 66	41,665	3,927,760
Total Oil & Gas		7,961,980

Technology — 14.8%
Applied Materials, Inc.	100,020	4,407,881
Broadcom, Inc.	13,159	4,189,826
Cognizant Technology Solutions Corp., Class A	55,023	4,014,478
DXC Technology Co.	61,234	4,025,523
HP, Inc.	204,139	4,072,573
Intel Corp.	74,164	3,785,331
Micron Technology, Inc.*	95,979	4,036,877
Microsoft Corp.	33,682	4,398,869
Motorola Solutions, Inc.	28,296	4,100,373
Oracle Corp.	74,038	4,096,523
Total Technology		41,128,254

Utilities — 2.9%
Duke Energy Corp.	44,071	4,015,750
Edison International	64,064	4,085,361
Total Utilities		8,101,111

Total Common Stocks
(Cost $285,107,179)		277,819,427

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 2.32%(b)
(Cost $398,968)	398,968	398,968

Total Investments — 99.9%
(Cost $285,506,147)		278,218,395

Other Assets and Liabilities, Net — 0.1%		193,195

Net Assets — 100.0%		$278,411,590

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,581,399; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $8,764,057.
(b)	Reflects the 1-day yield at April 30, 2019.

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF (continued)

April 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Common Stocks	$277,819,427	$—	$—	$277,819,427
Short-Term Investment:
Money Market Fund	398,968	—	—	398,968
Total Investments in Securities	$278,218,395	$—	$—	$278,218,395

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2019, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2019

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$1,081,834,254	$6,246,531	$18,385,504	$7,251,947
Cash	4,384	—	—	—
Cash deposited at broker for swap collateral	410,000	—	—	—
Due from broker	1,006,789	5,871	11,041	13,232
Securities lending income receivable	87,997	682	1,819	1,541
Dividend receivable	3,416	11	59	30
Total Assets	1,083,346,840	6,253,095	18,398,423	7,266,750
Liabilities
Collateral for investments on loan	86,985,349	991,018	2,613,985	789,998
Due to broker	2,493,710	7,216	33,870	13,414
Advisory fees payable	430,536	3,238	9,677	3,990
Trustee fees payable	4,599	15	74	31
Compliance fees payable	109	1	4	2
Accrued expenses and other liabilities	10,465	143	207	118
Total Liabilities	89,924,768	1,001,631	2,657,817	807,553
Net Assets	$993,422,072	$5,251,464	$15,740,606	$6,459,197
Composition of Net Assets
Paid-in capital	$1,023,809,230	$10,631,662	$15,756,105	$6,729,719
Total distributable earnings/ (accumulated loss)(b)	(30,387,158)	(5,380,198)	(15,499)	(270,522)
Net Assets	$993,422,072	$5,251,464	$15,740,606	$6,459,197
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized) .	32,800,000	200,000	600,000	300,000
Net Asset Value Per Share	$30.29	$26.26	$26.23	$21.53
Investments, at cost	$1,066,219,028	$6,192,879	$18,157,253	$7,147,828
(a) Market value of securities on loan	$169,075,017	$1,199,595	$4,535,071	$1,462,836
(b)	Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2019

	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF
Assets
Investments, at value (including securities on loan)(a)	$4,430,150	$67,134,114	$47,693,106	$88,603,326
Cash	—	—	1,730	—
Due from broker	1,605	—	103,094	—
Securities lending income receivable	181	3,802	1,348	1,604
Dividend receivable	13	205	1,146	171
Total Assets	4,431,949	67,138,121	47,800,424	88,605,101
Liabilities
Collateral for investments on loan	175,698	10,081,653	4,075,170	—
Advisory fees payable	2,605	9,350	7,937	14,653
Due to broker	534	—	41,200	—
Trustee fees payable	20	266	208	335
Compliance fees payable	2	13	12	21
Accrued expenses and other liabilities	98	936	480	813
Total Liabilities	178,957	10,092,218	4,125,007	15,822
Net Assets	$4,252,992	$57,045,903	$43,675,417	$88,589,279
Composition of Net Assets
Paid-in capital	$4,239,373	$57,911,715	$44,501,063	$92,812,958
Total distributable earnings/ (accumulated loss)(b)	13,619	(865,812)	(825,646)	(4,223,679)
Net Assets	$4,252,992	$57,045,903	$43,675,417	$88,589,279
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	200,000	2,050,000	1,800,000	4,700,000
Net Asset Value Per Share	$21.26	$27.83	$24.26	$18.85
Investments, at cost	$4,351,663	$66,449,503	$46,031,397	$87,384,674
(a) Market value of securities on loan	$1,116,268	$15,618,184	$6,257,252	$4,507,592
(b)	Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2019

	IQ Enhanced Core Plus Bond U.S. ETF		IQ Short Duration Enhanced Core Bond U.S. ETF	IQ Merger Arbitrage ETF		IQ Global Resources ETF
Assets
Investments, at value (including securities on loan)(a)	$157,636,156		$3,891,522	$1,026,192,703		$178,459,068
Cash	—		—	558,512		—
Cash deposited at broker for swap collateral	—		—	—		1,125,028
Securities lending income receivable	1,027		81	136,355		17,460
Dividend receivable	491		14	304,072		365,797
Prepaid expenses	91		—	—		—
Receivable for capital shares transactions	—		—	—		1,231
Due from broker	—		—	2,679,477		121,701
Reclaims receivable	—		—	13,588		198,415
Total Assets	157,637,765		3,891,617	1,029,884,707		180,288,700
Liabilities
Collateral for investments on loan	1,116,868		85,755	26,117,837		3,586,080
Advisory fees payable	26,110		500	612,583		109,941
Trustee fees payable	759		18	4,690		853
Due to broker	—		—	17,274,379		1,269,480
Foreign currency due to custodian(b)	—		—	65,707		8,586
Compliance fees payable	36		1	300		46
Accrued expenses and other liabilities	57		305	9,664		1,777
Total Liabilities	1,143,830		86,579	44,085,160		4,976,763
Net Assets	$156,493,935		$3,805,038	$985,799,547		$175,311,937
Composition of Net Assets
Paid-in capital	$174,290,200		$3,772,539	$1,005,308,523		$227,150,651
Total distributable earnings/(accumulated loss)	(17,796,265	)(c)	32,499	(19,508,976	)(c)	(51,838,714	)(c)
Net Assets	$156,493,935		$3,805,038	$985,799,547		$175,311,937
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized) .	8,150,000		150,000	31,300,000		6,500,000
Net Asset Value Per Share	$19.20		$25.37	$31.50		$26.97
Investments, at cost	$155,361,229		$3,857,755	$1,008,536,659		$176,522,198
(a) Market value of securities on loan	$7,453,730		$84,111	$30,647,713		$5,535,999
(b) Cost of foreign currency	$—		$—	$(43,453)		$(8,496)
(c)	Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2019

	IQ Global Agribusiness Small Cap ETF		IQ U.S. Real Estate Small Cap ETF		IQ S&P High Yield Low Volatility Bond ETF		IQ 500 International ETF
Investments, at value (including securities on loan)(a)	$10,440,874		$74,810,340		$66,447,964		$88,436,150
Cash	—		4,650		—		—
Foreign currency(b)	—		—		—		29,339
Dividend receivable	55,474		80,111		—		442,413
Securities lending income receivable	1,458		2,834		684		2,666
Reclaims receivable	107		—		—		47,840
Receivable for investments sold	—		—		4,590,668		—
Interest receivable	—		—		875,498		—
Total Assets	10,497,913		74,897,935		71,914,814		88,958,408
Liabilities
Collateral for investments on loan	594,995		3,241,315		1,729,250		3,265,837
Cash due to custodian	32,770		—		—		—
Advisory fees payable	6,027		40,528		23,274		16,611
Trustee fees payable	49		337		347		404
Payable for investments purchased	—		—		4,534,936		—
Compliance fees payable	2		17		11		37
Accrued expenses and other liabilities	149		743		1,252		941
Total Liabilities	633,992		3,282,940		6,289,070		3,283,830
Net Assets	$9,863,921		$71,614,995		$65,625,744		$85,674,578
Composition of Net Assets
Paid-in capital	$17,166,235		$79,611,394		$67,824,948		$79,513,105
Total distributable earnings/(accumulated loss)	(7,302,314	)(c)	(7,996,399	)(c)	(2,199,204	)(c)	6,161,473
Net Assets	$9,863,921		$71,614,995		$65,625,744		$85,674,578
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	300,000		2,850,000		2,650,000		3,100,000
Net Asset Value Per Share	$32.88		$25.13		$24.76		$27.64
Investments, at cost	$10,367,688		$78,162,131		$65,894,681		$83,159,539
(a) Market value of securities on loan	$678,369		$14,857,669		$1,793,191		$3,158,681
(b) Cost of foreign currency	$—		$—		$—		$29,409
(c)	Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2019

	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Chaikin U.S. Small Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$290,809,683	$9,575,212	$6,250,983	$353,795,479
Foreign currency(b)	67,135	5,192	1,017	—
Dividend receivable	1,390,895	28,715	61,498	87,656
Unrealized appreciation on forward foreign currency contracts .	1,354,629	31,004	27,725	—
Reclaims receivable	840,887	324,563	3,655	—
Securities lending income receivable	6,179	268	53	11,560
Total Assets	294,469,408	9,964,954	6,344,931	353,894,695
Liabilities
Collateral for investments on loan	9,981,686	696,634	36,999	5,238,855
Payable for investments purchased	2,625,146	83,730	27,179	—
Cash due to custodian	603,592	282,101	58,514	—
Unrealized depreciation on forward foreign currency contracts .	127,041	2,066	2,808	—
Advisory fees payable	48,398	2,119	1,409	96,127
Trustee fees payable	1,487	2,531	28	1,585
Compliance fees payable	56	121	1	57
Accrued expenses and other liabilities	3,097	190	115	3,349
Total Liabilities	13,390,503	1,069,492	127,053	5,339,973
Net Assets	$281,078,905	$8,895,462	$6,217,878	$348,554,722
Composition of Net Assets
Paid-in capital	$304,873,817	$12,283,472	$7,725,011	$390,530,319
Total distributable earnings/ (accumulated loss)(c)	(23,794,912)	(3,388,010)	(1,507,133)	(41,975,597)
Net Assets	$281,078,905	$8,895,462	$6,217,878	$348,554,722
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized) .	13,650,000	450,000	300,000	13,550,000
Net Asset Value Per Share	$20.59	$19.77	$20.73	$25.72
Investments, at cost	$311,563,141	$10,667,439	$6,251,768	$355,200,710
(a) Market value of securities on loan	$10,204,882	$671,099	$52,929	$36,791,699
(b) Cost of foreign currency	$66,942	$5,167	$1,014	$—
(c)	Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2019

IQ Chaikin U.S. Large Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$278,218,395
Cash	271
Dividend receivable	252,582
Securities lending income receivable	370
Total Assets	278,471,618

Liabilities
Advisory fees payable	55,541
Trustee fees payable	1,427
Compliance fees payable	53
Accrued expenses and other liabilities	3,007
Total Liabilities	60,028
Net Assets	$278,411,590

Composition of Net Assets
Paid-in capital	$306,415,357
Total distributable earnings/(accumulated loss)(b)	(28,003,767)
Net Assets	$278,411,590

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized) .	11,250,000
Net Asset Value Per Share	$24.75
Investments, at cost	$285,506,147
(a) Market value of securities on loan	$8,581,399
(b) Total distributable earnings has been aggregated to conform to the current presentation requirements per the adoption of the SEC’s Disclosure Update and Simplification. (See Note 10)

See notes to financial statements.

Statements of Operations

For the year ended April 30, 2019

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Investment Income
Dividend income	$31,584,200	$141,048	$384,655	$180,924
Securities lending income, net of borrower rebates	2,029,415	13,964	19,161	7,736
Total investment income	33,613,615	155,012	403,816	188,660
Expenses
Advisory fees (See Note 3)	8,587,212	47,173	104,012	50,223
Trustee fees	62,009	329	758	358
Legal fees	37,265	205	465	234
Compliance fees	3,709	21	47	23
Miscellaneous	1,144	95	57	57
Total expenses	8,691,339	47,823	105,339	50,895
Waivers/Reimbursement (See Note 3)	(2,522,422)	—	—	—
Net expenses	6,168,917	47,823	105,339	50,895
Net investment income	27,444,698	107,189	298,477	137,765
Realized and Unrealized Gain (Loss) on Investments and Swap Transactions
Net realized gain (loss) from:
Investment securities	(759,829)	4,734	(21,202)	(193,171)
In-Kind redemptions	12,493,366	36,235	130,090	481,991
Swap transactions	(5,312,617)	(779)	(61,510)	(36,091)
Net realized gain (loss)	6,420,920	40,190	47,378	252,729
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(14,845,687)	(113,656)	75,237	(1,818)
Net change in net unrealized appreciation (depreciation)	(14,845,687)	(113,656)	75,237	(1,818)
Net realized and unrealized gain (loss)	(8,424,767)	(73,466)	122,615	250,911
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,019,931	$33,723	$421,092	$388,676

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2019

	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF
Investment Income
Dividend income	$135,764	$1,086,078	$1,354,428	$1,577,443
Securities lending income, net of borrower rebates	7,075	42,327	58,785	168,343
Total investment income	142,839	1,128,405	1,413,213	1,745,786
Expenses
Advisory fees (See Note 3)	24,917	253,347	200,435	158,801
Trustee fees	182	2,915	2,427	3,420
Legal fees	116	1,721	1,494	2,102
Compliance fees	12	172	152	212
Miscellaneous	57	240	57	57
Total expenses	25,284	258,395	204,565	164,592
Waivers/Reimbursement (See Note 3)	—	(62,966)	(39,242)	(31,911)
Net expenses	25,284	195,429	165,323	132,681
Net investment income	117,555	932,976	1,247,890	1,613,105
Realized and Unrealized Gain (Loss) on Investments and Swap Transactions
Net realized gain (loss) from:
Investment securities	(51,183)	(439,788)	(1,420,694)	(1,316,647)
In-Kind redemptions	104,199	27,767	799,598	(147,508)
Swap transactions	444	—	(328,489)	—
Net realized gain (loss)	53,460	(412,021)	(949,585)	(1,464,155)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	31,980	791,516	1,222,240	2,739,537
Net change in net unrealized appreciation (depreciation)	31,980	791,516	1,222,240	2,739,537
Net realized and unrealized gain (loss)	85,440	379,495	272,655	1,275,382
Net Increase (Decrease) in Net Assets Resulting from Operations	$202,995	$1,312,471	$1,520,545	$2,888,487

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2019

	IQ Enhanced Core Plus Bond U.S. ETF	IQ Short Duration Enhanced Core Bond U.S. ETF**	IQ Merger Arbitrage ETF	IQ Global Resources ETF
Investment Income
Dividend income*	$6,694,391	$30,088	$6,053,708	$6,881,702
Securities lending income, net of borrower rebates	347,136	755	1,042,507	63,470
Dividend income from affiliates*	283,334	—	—	—
Total investment income	7,324,861	30,843	7,096,215	6,945,172
Expenses
Advisory fees (See Note 3)	572,525	2,643	5,468,960	1,663,902
Trustee fees	12,423	82	40,234	11,980
Legal fees	6,036	254	24,675	7,513
Compliance fees	801	5	2,429	758
Miscellaneous	57	65	57	57
Total expenses	591,842	3,049	5,536,355	1,684,210
Waivers/Reimbursement (See Note 3)	(115,208)	(406)	—	—
Net expenses	476,634	2,643	5,536,355	1,684,210
Net investment income	6,848,227	28,200	1,559,860	5,260,962
Realized and Unrealized Gain (Loss) on Investments, Swap transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	(8,926,552)	(2,263)	(3,996,393)	(15,106,942)
Investment in affiliates	(304,337)	—	—	—
In-Kind redemptions	(202,454)	19,115	20,569,693	9,465,273
Affiliates In-Kind redemptions	(6,595)	—	—	—
Swap transactions	—	—	(26,863,752)	(994,330)
Forward foreign currency contracts	—	—	(5,150)	54
Foreign currency transactions	—	—	(995,827)	(105,662)
Net realized gain (loss)	(9,439,938)	16,852	(11,291,429)	(6,741,607)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	9,889,834	33,767	20,509,066	(6,406,019)
Investment in affiliates	149,188	—	—	—
Foreign currency translations	—	—	(12,417)	(4,515)
Net change in net unrealized appreciation (depreciation)	10,039,022	33,767	20,496,649	(6,410,534)
Net realized and unrealized gain (loss)	599,084	50,619	9,205,220	(13,152,141)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,447,311	$78,819	$10,765,080	$(7,891,179)
* Net of foreign taxes withheld of:	$—	$—	$23,763	$440,301
**	Commencement of operations December 18, 2018.

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2019

	IQ Global Agribusiness Small Cap ETF	IQ U.S. Real Estate Small Cap ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ 500 International ETF**
Investment Income
Dividend income*	$183,824	$2,960,528	$—	$951,970
Interest income	—	—	4,138,152	—
Securities lending income, net of borrower rebates	9,883	34,674	2,500	4,469
Total investment income	193,707	2,995,202	4,140,652	956,439
Expenses
Advisory fees (See Note 3)	80,875	542,471	343,624	57,555
Trustee fees	584	4,252	4,670	1,361
Legal fees	361	2,667	2,923	1,009
Compliance fees	36	263	287	89
Miscellaneous	57	57	838	57
Total expenses	81,913	549,710	352,342	60,071
Waivers/Reimbursement (See Note 3)	—	—	(8,720)	(2,515)
Net expenses	81,913	549,710	343,622	57,556
Net investment income	111,794	2,445,492	3,797,030	898,883
Realized and Unrealized Gain (Loss) on Investments and Forward foreign currency translation
Net realized gain (loss) from:
Investment securities	1,224,758	(956,529)	(1,761,134)	6,155
In-Kind redemptions	354,979	541,900	(188,326)	—
Foreign currency transactions	(2,539)	—	—	(1,815)
Net realized gain (loss)	1,577,198	(414,629)	(1,949,460)	4,340
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(1,979,040)	6,056,098	3,236,523	5,276,611
Foreign currency translations	1,037	—	—	(3,017)
Net change in net unrealized appreciation (depreciation)	(1,978,003)	6,056,098	3,236,523	5,273,594
Net realized and unrealized gain (loss)	(400,805)	5,641,469	1,287,063	5,277,934
Net Increase (Decrease) in Net Assets Resulting from Operations	$(289,011)	$8,086,961	$5,084,093	$6,176,817
* Net of foreign taxes withheld of:	$12,896	$—	$—	$109,011
**	Commencement of operations December 13, 2018.

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2019

	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Chaikin U.S. Small Cap ETF
Investment Income
Dividend income*	$14,501,609	$1,676,854	$425,858	$5,971,876
Securities lending income, net of borrower rebates	41,638	4,946	3,609	54,609
Total investment income	14,543,247	1,681,800	429,467	6,026,485
Expenses
Advisory fees (See Note 3)	1,576,189	107,449	114,345	1,545,749
Trustee fees	24,176	3,674	1,358	23,894
Legal fees	15,001	1,445	819	16,564
Compliance fees	1,530	234	87	1,467
Miscellaneous	—	43	57	57
Total expenses	1,616,896	112,845	116,666	1,587,731
Waivers/Reimbursement (See Note 3)	(716,212)	(41,212)	(40,436)	(41,982)
Net expenses	900,684	71,633	76,230	1,545,749
Net investment income	13,642,563	1,610,167	353,237	4,480,736
Realized and Unrealized Gain (Loss) on Investments, Swap transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	(8,984,314)	(80,675)	(249,709)	(32,925,984)
In-Kind redemptions	7,157,285	12,747,491	2,630,764	7,093,159
Swap transactions	(58,365)	(1,757)	—	—
Forward foreign currency contracts	23,209,042	4,377,403	798,491	—
Foreign currency transactions	(317,132)	(49,788)	(17,009)	—
Net realized gain (loss)	21,006,516	16,992,674	3,162,537	(25,832,825)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(48,574,841)	(16,900,860)	(6,410,965)	(4,926,146)
Forward foreign currency contracts	(4,876,917)	(1,771,299)	(476,184)	—
Foreign currency translations	10,772	(2,204)	8,124	—
Net change in net unrealized appreciation (depreciation)	(53,440,986)	(18,674,363)	(6,879,025)	(4,926,146)
Net realized and unrealized gain (loss)	(32,434,470)	(1,681,689)	(3,716,488)	(30,758,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,791,907)	$(71,522)	$(3,363,251)	$(26,278,235)
* Net of foreign taxes withheld of:	$1,287,812	$204,729	$59,180	$2,109

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2019

IQ Chaikin U.S. Large Cap ETF
Investment Income
Dividend income*	$8,092,540
Securities lending income, net of borrower rebates	2,507
Total investment income	8,095,047

Expenses
Advisory fees (See Note 3)	912,282
Trustee fees	19,127
Legal fees	13,034
Compliance fees	1,126
Miscellaneous	621
Total expenses	946,190
Waivers/Reimbursement (See Note 3)	(33,909)
Net expenses	912,281
Net investment income	7,182,766

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment securities	(16,319,373)
In-Kind redemptions	21,793,312
Net realized gain (loss)	5,473,939
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(10,090,415)
Net change in net unrealized appreciation (depreciation)	(10,090,415)
Net realized and unrealized gain (loss)	(4,616,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,566,290
* Net of foreign taxes withheld of:	$21,186

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2019	2018	2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,444,698	$20,581,898	$107,189	$96,282
Net realized gain (loss)	6,420,920	9,264,374	40,190	(70,917)
Net change in net unrealized appreciation (depreciation)	(14,845,687)	15,463,404	(113,656)	197,348
Net increase (decrease) in net assets resulting from operations	19,019,931	45,309,676	33,723	222,713
Distributions to Shareholders	(24,498,116)	—*	(69,928)	—*
Capital Share Transactions
Proceeds from shares created	331,859,370	125,582,960	—	—
Cost of shares redeemed	(457,237,241)	(109,193,905)	(1,299,990)	—
Net increase (decrease) from capital share transactions	(125,377,871)	16,389,055	(1,299,990)	—
Total increase (decrease) in net assets	(130,856,056)	61,698,731	(1,336,195)	222,713
Net Assets
Beginning of year	1,124,278,128	1,062,579,397	6,587,659	6,364,946
End of year	$993,422,072	$1,124,278,128 *	$5,251,464	$6,587,659	*
Changes in Shares Outstanding
Shares outstanding, beginning of year	37,000,000	36,450,000	250,000	250,000
Shares created	11,150,000	4,150,000	—	—
Shares redeemed	(15,350,000)	(3,600,000)	(50,000)	—
Shares outstanding, end of year	32,800,000	37,000,000	200,000	250,000

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $10,278,887 and $24,981 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Market Neutral Tracker ETF			IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,			For the Year Ended April 30,
	2019	2018		2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$298,477	$189,743		$137,765	$103,075
Net realized gain (loss)	47,378	(53,261)		252,729	16,362
Net change in net unrealized appreciation (depreciation)	75,237	13,566		(1,818)	56,690
Net increase (decrease) in net assets resulting from operations	421,092	150,048		388,676	176,127
Distributions to Shareholders	—	—*		(190,276)	(16,706	)*
Capital Share Transactions
Proceeds from shares created	3,815,609	1,276,132		6,294,199	5,621,040
Cost of shares redeemed	(1,286,386)	—		(8,797,572)	(1,088,637)
Net increase (decrease) from capital share transactions	2,529,223	1,276,132		(2,503,373)	4,532,403
Total increase (decrease) in net assets	2,950,315	1,426,180		(2,304,973)	4,691,824
Net Assets
Beginning of year	12,790,291	11,364,111		8,764,170	4,072,346
End of year	$15,740,606	$12,790,291	*	$6,459,197	$8,764,170	*
Changes in Shares Outstanding
Shares outstanding, beginning of year	500,000	450,000		400,001	200,001
Shares created	150,000	50,000		300,000	250,000
Shares redeemed	(50,000)	—		(400,001)	(50,000)
Shares outstanding, end of year	600,000	500,000		300,000	400,001

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $2,372 and $80,533 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Event-Driven Tracker ETF			IQ Real Return ETF
	For the Year Ended April 30,			For the Year Ended April 30,
	2019	2018		2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$117,555	$83,106		$932,976	$330,098
Net realized gain (loss)	53,460	24,172		(412,021)	628,896
Net change in net unrealized appreciation (depreciation)	31,980	13,877		791,516	(487,900)
Net increase (decrease) in net assets resulting from operations	202,995	121,155		1,312,471	471,094
Distributions to Shareholders	(129,849)	(70,341	)*	(730,380)	(308,837	)*
Capital Share Transactions
Proceeds from shares created	3,148,412	—		13,889,918	16,549,415
Cost of shares redeemed	(2,107,542)	—		(2,745,538)	—
Net increase from capital share transactions	1,040,870	—		11,144,380	16,549,415
Total increase in net assets	1,114,016	50,814		11,726,471	16,711,672
Net Assets
Beginning of year	3,138,976	3,088,162		45,319,432	28,607,760
End of year	$4,252,992	$3,138,976	*	$57,045,903	$45,319,432	*
Changes in Shares Outstanding
Shares outstanding, beginning of year	150,001	150,001		1,650,000	1,050,000
Shares created	150,000	—		500,000	600,000
Shares redeemed	(100,001)	—		(100,000)	—
Shares outstanding, end of year	200,000	150,001		2,050,000	1,650,000

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $45,908 and $172,756 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Leaders GTAA Tracker ETF		IQ Enhanced Core Bond U.S. ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2019	2018	2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,247,890	$981,659	$1,613,105	$1,570,301
Net realized gain (loss)	(949,585)	3,277,365	(1,464,155)	(1,981,229)
Net change in net unrealized appreciation (depreciation)	1,222,240	(1,384,243)	2,739,537	(1,002,008)
Net increase (decrease) in net assets resulting from operations	1,520,545	2,874,781	2,888,487	(1,412,936)
Distributions to Shareholders	(1,367,155)	(1,005,870)*	(1,624,788)	(1,575,071)*
Capital Share Transactions
Proceeds from shares created	7,161,649	45,790,546	97,133,380	7,640,257
Cost of shares redeemed	(13,112,399)	(32,426,450)	(60,889,657)	(27,802,367)
Net increase (decrease) from capital share transactions	(5,950,750)	13,364,096	36,243,723	(20,162,110)
Total increase (decrease) in net assets	(5,797,360)	15,233,007	37,507,422	(23,150,117)
Net Assets
Beginning of year	49,472,777	34,239,770	51,081,857	74,231,974
End of year	$43,675,417	$49,472,777 *	$88,589,279	$51,081,857 *
Changes in Shares Outstanding
Shares outstanding, beginning of year	2,050,001	1,500,001	2,750,001	3,800,001
Shares created	300,000	1,900,000	5,250,000	400,000
Shares redeemed	(550,001)	(1,350,000)	(3,300,001)	(1,450,000)
Shares outstanding, end of year	1,800,000	2,050,001	4,700,000	2,750,001

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $202,093 and $— respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Enhanced Core Plus Bond U.S. ETF		IQ Short Duration Enhanced Core Bond U.S. ETF
	For the Year Ended April 30,
	2019	2018	For the Period December 18, 2018* to April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,848,227	$9,279,494	$28,200
Net realized gain (loss)	(9,439,938)	(7,606,571)	16,852
Net change in net unrealized appreciation (depreciation)	10,039,022	(8,187,023	33,767
Net increase (decrease) in net assets resulting from operations	7,447,311	(6,514,100)	78,819
Distributions to Shareholders	(6,882,062)	(9,263,899)†	(28,586)

Capital Share Transactions
Proceeds from shares created	25,593,390	221,440,893	8,792,823
Cost of shares redeemed	(203,654,352)	(102,460,425)	(5,038,018)
Net increase (decrease) from capital share transactions	(178,060,962)	118,980,468	3,754,805
Total increase (decrease) in net assets	(177,495,713)	103,202,469	3,805,038

Net Assets
Beginning of period	333,989,648	230,787,179	—
End of period	$156,493,935	$333,989,648 †	$3,805,038

Changes in Shares Outstanding
Shares outstanding, beginning of period	17,500,001	11,550,001	—
Shares created	1,350,000	11,200,000	350,000
Shares redeemed	(10,700,001)	(5,250,000)	(200,000)
Shares outstanding, end of period	8,150,000	17,500,001	150,000

*	Commencement of operations.
†	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $14,785 at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Merger Arbitrage ETF		IQ Global Resources ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2019	2018	2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,559,860	$1,126,792	$5,260,962	$5,135,314
Net realized gain (loss)	(11,291,429)	6,943,944	(6,741,607)	(1,714,686)
Net change in net unrealized appreciation (depreciation)	20,496,649	(7,222,718)	(6,410,534)	9,685,770
Net increase (decrease) in net assets resulting from operations	10,765,080	848,018	(7,891,179)	13,106,398
Distributions to Shareholders	—	—*	(1,346,949)	—*
Capital Share Transactions
Proceeds from shares created	628,333,768	590,741,873	69,696,407	59,545,258
Cost of shares redeemed	(178,685,181)	(255,037,093)	(123,858,817)	(13,389,404)
Net increase (decrease) from capital share transactions	449,648,587	335,704,780	(54,162,410)	46,155,854
Total increase (decrease) in net assets	460,413,667	336,552,798	(63,400,538)	59,262,252
Net Assets
Beginning of year	525,385,880	188,833,082	238,712,475	179,450,223
End of year	$985,799,547	$525,385,880 *	$175,311,937	$238,712,475 *
Changes in Shares Outstanding
Shares outstanding, beginning of year	17,100,000	6,250,000	8,600,000	6,950,000
Shares created	19,850,000	19,150,000	2,500,000	2,150,000
Shares redeemed	(5,650,000)	(8,300,000)	(4,600,000)	(500,000)
Shares outstanding, end of year	31,300,000	17,100,000	6,500,000	8,600,000

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included overdistributed net investment income of $120,110 and $69,350 respectively at April 30, 2018. (See Note 10.) See Note 5 for taxbasis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Agribusiness Small Cap ETF		IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2019	2018	2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$111,794	$98,074	$2,445,492	$3,630,933
Net realized gain (loss)	1,577,198	292,890	(414,629)	2,784,023
Net change in net unrealized appreciation (depreciation)	(1,978,003)	109,259	6,056,098	(13,108,294)
Net increase (decrease) in net assets resulting from operations	(289,011)	500,223	8,086,961	(6,693,338)
Distributions to Shareholders	(98,945)	(109,575)*	(2,374,318)	(3,563,539)*
Distributions to Shareholders from Return of Capital	—	—	(2,583,466)	(2,075,765)
Total distributions to shareholders	(98,945)	(109,575)	(4,957,784)	(5,639,304)
Capital Share Transactions
Proceeds from shares created	—	—	1,351,055	6,779,681
Cost of shares redeemed	(1,620,848)	(1,713,338)	(14,954,392)	(26,358,606)
Net increase (decrease) from capital share transactions	(1,620,848)	(1,713,338)	(13,603,337)	(19,578,925)
Total increase (decrease) in net assets	(2,008,804)	(1,322,690)	(10,474,160)	(31,911,567)
Net Assets
Beginning of year	11,872,725	13,195,415	82,089,155	114,000,722
End of year	$9,863,921	$11,872,725 *	$71,614,995	$82,089,155 *
Changes in Shares Outstanding
Shares outstanding, beginning of year	350,000	400,000	3,400,000	4,200,000
Shares created	—	—	50,000	250,000
Shares redeemed	(50,000)	(50,000)	(600,000)	(1,050,000)
Shares outstanding, end of year	300,000	350,000	2,850,000	3,400,000

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $44,699 and $94,696 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ S&P High Yield Low Volatility Bond ETF		IQ 500 International ETF
	For the Year Ended April 30,
	2019	2018	For the Period December 13, 2018* to April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,797,030	$3,762,027	$898,883
Net realized gain (loss)	(1,949,460)	(1,255,059)	4,340
Net change in net unrealized appreciation (depreciation)	3,236,523	(2,962,912)	5,273,594
Net increase (decrease) in net assets resulting from operations	5,084,093	(455,944)	6,176,817
Distributions to Shareholders	(3,901,103)	(3,536,709)†	(15,344)

Capital Share Transactions
Proceeds from shares created	3,699,667	64,577,677	79,513,130
Cost of shares redeemed	(46,449,379)	(2,537,164)	(25)
Net increase (decrease) from capital share transactions	(42,749,712)	62,040,513	79,513,105
Total increase (decrease) in net assets	(41,566,722)	58,047,860	85,674,578

Net Assets
Beginning of period	107,192,466	49,144,606	—
End of period	$65,625,744	$107,192,466 †	$85,674,578

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,400,001	1,950,001	—
Shares created	150,000	2,550,000	3,100,001
Shares redeemed	(1,900,001)	(100,000)	(1)
Shares outstanding, end of period	2,650,000	4,400,001	3,100,000

*	Commencement of operations.
†	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $368,463 at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE International ETF			IQ 50 Percent Hedged FTSE Europe ETF
	For the year ended April 30,			For the year ended April 30,
	2019	2018		2019	2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,642,563	$11,415,421		$1,610,167	$4,056,247
Net realized gain (loss)	21,006,516	8,788,328		16,992,674	(7,096,132)
Net change in net unrealized appreciation (depreciation)	(53,440,986)	16,871,161		(18,674,363)	16,070,128
Net increase (decrease) in net assets resulting from operations	(18,791,907)	37,074,910		(71,522)	13,030,243
Distributions to Shareholders	(19,464,426)	(8,843,710	)*	(417,662)	(3,305,273	)*
Capital Share Transactions
Proceeds from shares created	30,368,545	465,488,096		—	77,166,966
Cost of shares redeemed	(289,550,341)	(123,797,011)		(159,352,565)	—
Net increase (decrease) from capital share transactions	(259,181,796)	341,691,085		(159,352,565)	77,166,966
Total increase (decrease) in net assets	(297,438,129)	369,922,285		(159,841,749)	86,891,936
Net Assets
Beginning of year	578,517,034	208,594,749		168,737,211	81,845,275
End of year	$281,078,905	$578,517,034	*	$8,895,462	$168,737,211	*
Changes in Shares Outstanding
Shares outstanding, beginning of year	26,750,001	10,600,001		8,300,001	4,350,001
Shares created	1,450,000	22,150,000		—	3,950,000
Shares redeemed	(14,550,001)	(6,000,000)		(7,850,001)	—
Shares outstanding, end of year	13,650,000	26,750,001		450,000	8,300,001

*	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $3,645,338 and $1,142,504 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE Japan ETF		IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,
	2019	2018	For the Year Ended April 30, 2019	For the Period May 16, 2017* to April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$353,237	$524,704	$4,480,736	$1,598,588
Net realized gain (loss)	3,162,537	(319,584)	(25,832,825)	5,038,942
Net change in net unrealized appreciation (depreciation)	(6,879,025)	5,261,020	(4,926,146)	3,520,915
Net increase (decrease) in net assets resulting from operations	(3,363,251)	5,466,140	(26,278,235)	10,158,445
Distributions to Shareholders	(545,585)	(544,769)†	(4,624,785)	(1,436,366	)†
Capital Share Transactions
Proceeds from shares created	—	3,191,034	94,020,959	514,484,818
Cost of shares redeemed	(24,619,769)	(1,105,653)	(179,909,783)	(57,860,331)
Net increase (decrease) from capital share transactions	(24,619,769)	2,085,381	(85,888,824)	456,624,487
Total increase (decrease) in net assets	(28,528,605)	7,006,752	(116,791,844)	465,346,566
Net Assets
Beginning of period	34,746,483	27,739,731	465,346,566	—
End of period	$6,217,878	$34,746,483 †	$348,554,722	$465,346,566	†
Changes in Shares Outstanding
Shares outstanding, beginning of period	1,550,001	1,450,001	17,150,001	—
Shares created	—	150,000	3,400,000	19,250,001
Shares redeemed	(1,250,001)	(50,000)	(7,000,001)	(2,100,000)
Shares outstanding, end of period	300,000	1,550,001	13,550,000	17,150,001

*	Commencement of operations.
†	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $94,474 and $144,782 respectively at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30, 2019	For the Period December 13, 2017* to April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,182,766	$1,162,151
Net realized gain (loss)	5,473,939	(5,212,594)
Net change in net unrealized appreciation (depreciation)	(10,090,415)	2,802,663
Net increase (decrease) in net assets resulting from operations	2,566,290	(1,247,780)
Distributions to Shareholders	(7,178,905)	(916,233)†

Capital Share Transactions
Proceeds from shares created	609,684,554	324,739,089
Cost of shares redeemed	(646,660,428)	(2,574,997)
Net increase (decrease) from capital share transactions	(36,975,874)	322,164,092
Total increase (decrease) in net assets	(41,588,489)	320,000,079

Net Assets
Beginning of period	320,000,079	—
End of period	$278,411,590	$320,000,079 †

Changes in Shares Outstanding
Shares outstanding, beginning of period	12,650,001	—
Shares created	24,850,000	12,750,001
Shares redeemed	(26,250,001)	(100,000)
Shares outstanding, end of period	11,250,000	12,650,001

*	Commencement of operations.
†	For the year ended April 30, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and or net realized gain (loss) on investments was modified and now presented together as Distributions to Shareholders. End of period net assets included undistributed net investment income of $245,918 at April 30, 2018. (See Note 10.) See Note 5 for tax basis of distributable earnings.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$30.39	$29.15	$29.03		$30.01	$29.26

Income from Investment Operations
Net investment income(a)(b)	0.72	0.56	0.50		0.43	0.38
Net realized and unrealized gain (loss)	(0.27)	0.68	(0.38)		(1.30)	0.74
Distributions of net realized gains from investments in other investment companies	—	0.00 (c)	0.00	(c)	0.03	0.02
Net increase (decrease) in net assets resulting from investment operations	0.45	1.24	0.12		(0.84)	1.14

Distributions from:
Net investment income	(0.55)	—	(0.00	)(d)	(0.14)	(0.39)
Net asset value, end of year	$30.29	$30.39	$29.15		$29.03	$30.01
Market price, end of year	$30.28	$30.38	$29.15		$29.06	$30.00

Total Return
Total investment return based on net asset value(e)	1.56%	4.24%	0.42%		(2.80)%	3.93	%(f)
Total investment return based on market price(g)	1.56%	4.22%	0.31%		(2.67)%	3.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$993,422	$1,124,278	$1,062,579		$1,074,120	$1,000,840
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.54%	0.64%	0.76%		0.76%	0.76%
Expenses excluding waivers/reimbursements(h)	0.76%	0.76%	0.76%		0.76%	0.76%
Net investment income (loss)(b)	2.40%	1.87%	1.72%		1.48%	1.27%
Portfolio turnover rate(i)	137%	164%	285%		312%	81%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Less than $0.005 per share.
(d)	Greater than $(0.005) per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.35	$25.46	$24.66	$25.69	$26.50

Income from Investment Operations
Net investment income(a)(b)	0.44	0.39	0.37	0.46	0.32
Net realized and unrealized gain (loss)	(0.25)	0.50	0.43	(1.27)	(0.79)
Distributions of net realized gains from investments in other investment companies	—	0.00 (c)	0.00 (c)	0.05	0.00 (c)
Net increase (decrease) in net assets resulting from investment operations	0.19	0.89	0.80	(0.76)	(0.47)

Distributions from:
Net investment income	(0.28)	—	—	(0.27)	(0.34)
Net asset value, end of year	$26.26	$26.35	$25.46	$24.66	$25.69
Market price, end of year	$26.24	$26.34	$25.44	$24.80	$25.74

Total Return
Total investment return based on net asset value(d)	0.77%	3.50%	3.25%	(2.97)%	(1.77)%
Total investment return based on market price(e)	0.74%	3.54%	2.58%	(2.60)%	(1.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,251	$6,588	$6,365	$14,794	$21,837
Ratio to average net assets of:
Expenses(f)	0.76%	0.75%	0.76%	0.76%	0.75%
Net investment income (loss)(b)	1.70%	1.47%	1.50%	1.86%	1.23%
Portfolio turnover rate(g)	82%	152%	68%	99%	101%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.58	$25.25	$25.49	$25.53	$25.77

Income from Investment Operations
Net investment income(a)(b)	0.55	0.41	0.36	0.27	0.16
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.25)	(0.33)	(0.09)
Distributions of net realized gains from investments in other investment companies	—	—	0.00 (c)	0.02	0.03
Net increase (decrease) in net assets resulting from investment operations	0.65	0.33	0.11	(0.04)	0.10

Distributions from:
Net investment income	—	—	(0.35)	—	(0.34)
Net asset value, end of year	$26.23	$25.58	$25.25	$25.49	$25.53
Market price, end of year	$26.23	$25.58	$25.25	$25.43	$25.50

Total Return
Total investment return based on net asset value(d)	2.56%	1.29%	0.44%	(0.15)%	0.40%
Total investment return based on market price(e)	2.54%	1.31%	0.67%	0.27%	0.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,741	$12,790	$11,364	$15,294	$12,766
Ratio to average net assets of:
Expenses(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.15%	1.61%	1.40%	1.09%	0.64%
Portfolio turnover rate(g)	107%	165%	99%	135%	101%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,				For the Period March 24, 2015(a) to April 30, 2015
	2019	2018	2017	2016
Net asset value, beginning of period	$21.91	$20.36	$18.88	$19.93	$20.00

Income from Investment Operations
Net investment income(b)(c)	0.44	0.41	0.35	0.41	0.04
Net realized and unrealized gain (loss)	0.13	1.22	1.19	(1.10)	(0.11)
Distributions of net realized gains from investments in other investment companies	—	0.00 (d)	0.00 (d)	—	—
Net increase (decrease) in net assets resulting from investment operations	0.57	1.63	1.54	(0.69)	(0.07)

Distributions from:
Net investment income	(0.95)	(0.08)	(0.06)	(0.36)	—
Net asset value, end of period	$21.53	$21.91	$20.36	$18.88	$19.93
Market price, end of period	$21.54	$21.93	$20.34	$18.72	$20.79

Total Return
Total investment return based on net asset value(e)	3.07%	8.02%	8.18%	(3.46)%	(0.35)%
Total investment return based on market price(f)	2.91%	8.23%	8.98%	(8.23)%	3.95	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,459	$8,764	$4,072	$1,888	$1,993
Ratio to average net assets of:
Expenses(h)	0.76%	0.76%	0.77%	0.76%	0.75	%(i)
Net investment income (loss)(c)	2.06%	1.89%	1.78%	2.15%	1.73	%(i)
Portfolio turnover rate(j)	95%	77%	147%	94%	4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,				For the Period March 24, 2015(a) to April 30, 2015
	2019	2018	2017	2016
Net asset value, beginning of period	$20.93	$20.59	$19.40	$20.01	$19.95

Income from Investment Operations
Net investment income(b)(c)	0.74	0.55	0.56	0.54	0.02
Net realized and unrealized gain (loss)	0.46	0.26	1.09	(1.03)	0.03
Distributions of net realized gains from investments in other investment companies	—	—	0.00 (d)	0.23	0.01
Net increase (decrease) in net assets resulting from investment operations	1.20	0.81	1.65	(0.26)	0.06

Distributions from:
Net investment income	(0.87)	(0.47)	(0.46)	(0.35)	—
Net asset value, end of period	$21.26	$20.93	$20.59	$19.40	$20.01
Market price, end of period	$21.27	$20.93	$20.59	$19.43	$20.00

Total Return
Total investment return based on net asset value(e)	6.12%	3.93%	8.58%	(1.26)%	0.30%
Total investment return based on market price(f)	6.13%	3.94%	8.44%	(1.04)%	0.25	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,253	$3,139	$3,088	$1,940	$2,001
Ratio to average net assets of:
Expenses(h)	0.76%	0.76%	0.76%	0.79%	0.75	%(i)
Net investment income (loss)(c)	3.54%	2.64%	2.80%	2.81%	1.31	%(i)
Portfolio turnover rate(j)	34%	41%	68%	16%	6%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Real Return ETF
	For the Year Ended April 30,
	2019	2018	2017		2016		2015
Net asset value, beginning of year	$27.47	$27.25	$26.73		$26.70		$26.33

Income from Investment Operations
Net investment income(a)(b)	0.49	0.30	0.22		0.09		0.05
Net realized and unrealized gain (loss)	0.22	0.21	0.30		(0.06)		0.35
Distributions of net realized gains from investments in other investment companies	—	0.00 (c)	0.0	0(c)	—		—
Net increase (decrease) in net assets resulting from investment operations	0.71	0.51	0.52		0.03		0.40

Distributions from:
Net investment income	(0.35)	(0.29)	—		(0.00	)(d)	(0.03)
Net asset value, end of year	$27.83	$27.47	$27.25		$26.73		$26.70
Market price, end of year	$27.80	$27.47	$27.27		$26.72		$26.81

Total Return
Total investment return based on net asset value(e)	2.64%	1.89%	1.94%		0.11%		1.50%
Total investment return based on market price(f)	2.53%	1.81%	2.06%		(0.32)%		1.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,046	$45,319	$28,608		$26,727		$28,031
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.37%	0.49%	0.49%		0.49%		0.48%
Expenses excluding waivers/reimbursements(g)	0.49%	0.49%	0.49%		0.49%		0.48%
Net investment income (loss)(b)	1.77%	1.10%	0.82%		0.33%		0.18%
Portfolio turnover rate(h)	97%	101%	71%		109%		91%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Less than $0.005 per share.
(d)	Greater than $(0.005) per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Leaders GTAA Tracker ETF
	For the Year Ended April 30,			For the Period September 30, 2015(a) to April 30, 2016
	2019	2018	2017
Net asset value, beginning of period	$24.13	$22.83	$20.96	$20.00

Income from Investment Operations
Net investment income(b)(c)	0.66	0.58	0.48	0.26
Net realized and unrealized gain (loss)	0.20	1.32	1.80	0.78
Distributions of net realized gains from investments in other investment companies	—	0.00 (d)	0.00 (d)	0.06
Net increase (decrease) in net assets resulting from investment operations	0.86	1.90	2.28	1.10

Distributions from:
Net investment income	(0.73)	(0.60)	(0.41)	(0.14)
Net asset value, end of period	$24.26	$24.13	$22.83	$20.96
Market price, end of period	$24.24	$24.14	$22.84	$20.21

Total Return
Total investment return based on net asset value(e)	3.74%	8.43%	10.99%	5.50%
Total investment return based on market price(f)	3.61%	8.40%	15.18%	1.72	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,675	$49,473	$34,240	$2,096
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.37%	0.46%	0.46%	0.46	%(i)
Expenses excluding waivers/reimbursements(h)	0.46%	—%	—%	—%(i)
Net investment income (loss)(c)	2.80%	2.43%	2.23%	2.18	%(i)
Portfolio turnover rate(j)	174%	145%	105%	116%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Enhanced Core Bond U.S. ETF
	For the Year Ended April 30,		For the Period May 10, 2016(a) to April 30, 2017
	2019	2018
Net asset value, beginning of period	$18.58	$19.53	$20.00

Income from Investment Operations
Net investment income(b)(c)	0.47	0.45	0.41
Net realized and unrealized gain (loss)	0.29	(0.95)	(0.49)
Distributions of net realized gains from investments in other investment companies	—	—	0.01
Net increase (decrease) in net assets resulting from investment operations	0.76	(0.50)	(0.07)

Distributions from:
Net investment income	(0.49)	(0.45)	(0.40)
Net asset value, end of period	$18.85	$18.58	$19.53
Market price, end of period	$18.84	$18.57	$19.54

Total Return
Total investment return based on net asset value(d)	4.21%	(2.66)%	(0.31)%
Total investment return based on market price(e)	4.20%	(2.71)%	(0.29	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,589	$51,082	$74,232
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.21%	0.21%	0.20	%(h)
Expenses excluding waivers/reimbursements(g)	0.26%	0.26%	0.25	%(h)
Net investment income (loss)(c)	2.54%	2.32%	2.14	%(h)
Portfolio turnover rate(i)	286%	264%	265%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Enhanced Core Plus Bond U.S. ETF
	For the Year Ended April 30,		For the Period May 10, 2016(a) to April 30, 2017
	2019	2018
Net asset value, beginning of period	$19.09	$19.98	$20.00

Income from Investment Operations
Net investment income(b)(c)	0.57	0.61	0.53
Net realized and unrealized gain (loss)	0.10	(0.88)	(0.03)
Distributions of net realized gains from investments in other investment companies	—	—	0.01
Net increase (decrease) in net assets resulting from investment operations	0.67	(0.27)	0.51

Distributions from:
Net investment income	(0.56)	(0.62)	(0.53)
Net asset value, end of period	$19.20	$19.09	$19.98
Market price, end of period	$19.18	$19.07	$19.99

Total Return
Total investment return based on net asset value(d)	3.63%	(1.44)%	2.57%
Total investment return based on market price(e)	3.59%	(1.56)%	2.61	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,494	$333,990	$230,787
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.21%	0.21%	0.20	%(h)
Expenses excluding waivers/reimbursements(g)	0.26%	0.26%	0.25	%(h)
Net investment income (loss)(c)	2.99%	3.09%	2.73	%(h)
Portfolio turnover rate(i)	411%	269%	147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Short Duration Enhanced Core Bond U.S. ETF
	For the Period December 18, 2018(a) to April 30, 2019
Net asset value, beginning of period	$25.02

Income from Investment Operations
Net investment income(b)(c)	0.20
Net realized and unrealized gain (loss)	0.36
Net increase (decrease) in net assets resulting from investment operations	0.56

Distributions from:
Net investment income	(0.21)
Net asset value, end of period	$25.37
Market price, end of period	$25.36

Total Return
Total investment return based on net asset value(d)	2.23%
Total investment return based on market price(e)	2.20	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,805
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.20	%(h)
Expenses excluding waivers/reimbursements(g)	0.23	%(h)
Net investment income (loss)(c)	2.13	%(h)
Portfolio turnover rate(i)	78%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$30.72	$30.21	$28.44		$28.92	$27.09

Income from Investment Operations
Net investment income(a)(b)	0.07	0.10	0.24	(c)	0.02	0.04
Net realized and unrealized gain (loss)	0.71	0.41 (d)	1.59		(0.25)	1.79
Net increase (decrease) in net assets resulting from investment operations	0.78	0.51	1.83		(0.23)	1.83

Distributions from:
Net investment income	—	—	(0.06)		(0.25)	—
Net asset value, end of year	$31.50	$30.72	$30.21		$28.44	$28.92
Market price, end of year	$31.48	$30.75	$30.27		$28.51	$28.97

Total Return
Total investment return based on net asset value(e)	2.52%	1.69%	6.45%		(0.79)%	6.76%
Total investment return based on market price(f)	2.37%	1.59%	6.39%		(0.73)%	6.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$985,800	$525,386	$188,833		$139,367	$121,447
Ratio to average net assets of:
Expenses(g)	0.76%	0.76%	0.76%		0.76%	0.76%
Net investment income (loss)(b)	0.21%	0.34%	0.82	%(c)	0.09%	0.14%
Portfolio turnover rate(h)	337%	329%	268%		272%	447%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of $0.14 per share owned of Calsonic Kansei Corp. on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.10 and 0.34% respectively.
(d)	Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Resources ETF
	For the Year Ended April 30,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$27.76	$25.82	$24.70	$27.18		$29.21

Income from Investment Operations
Net investment income(a)(b)	0.65	0.68	0.33	0.56		0.37
Net realized and unrealized gain (loss)	(1.24)	1.26	0.89	(2.48)		(2.05)
Net increase (decrease) in net assets resulting from investment operations	(0.59)	1.94	1.22	(1.92)		(1.68)

Distributions from:
Net investment income	(0.20)	—	(0.10)	(0.56)		(0.35)
Net asset value, end of year	$26.97	$27.76	$25.82	$24.70		$27.18
Market price, end of year	$27.06	$27.65	$25.95	$24.78		$27.18

Total Return
Total investment return based on net asset value(c)	(2.08)%	7.50%	4.94%	(6.71	)%(d)	(5.75	)%(d)
Total investment return based on market price(e)	(1.38)%	6.55%	5.13%	(6.41)%		(5.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,312	$238,712	$179,450	$67,924		$66,587
Ratio to average net assets of:
Expenses(f)	0.76%	0.76%	0.75%	0.76%		0.75%
Net investment income (loss)(b)	2.37%	2.51%	1.29%	2.39%		1.32%
Portfolio turnover rate(g)	132%	235%	199%	325%		182%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Agribusiness Small Cap ETF
	For the Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$33.92	$32.99	$30.12	$27.26	$26.92

Income from Investment Operations
Net investment income(a)(b)	0.33	0.27	0.31	0.41	0.31
Net realized and unrealized gain (loss)	(1.09)	0.97	2.94	2.82	0.44
Net increase (decrease) in net assets resulting from investment operations	(0.76)	1.24	3.25	3.23	0.75

Distributions from:
Net investment income	(0.28)	(0.31)	(0.38)	(0.37)	(0.41)
Net asset value, end of year	$32.88	$33.92	$32.99	$30.12	$27.26
Market price, end of year	$32.84	$33.84	$33.05	$29.52	$27.27

Total Return
Total investment return based on net asset value(c)	(2.16)%	3.75%	10.86%	11.93%	2.92%
Total investment return based on market price(d)	(2.04)%	3.30%	13.32%	9.66%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,864	$11,873	$13,195	$12,047	$13,630
Ratio to average net assets of:
Expenses(e)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.04%	0.79%	0.99%	1.48%	1.16%
Portfolio turnover rate(f)	32%	11%	35%	31%	33%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(d)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$24.14	$27.14	$25.14	$26.77	$25.44

Income from Investment Operations
Net investment income(a)(b)	0.79	0.88	0.71	0.90	1.07
Net realized and unrealized gain (loss)	1.81	(2.53)	2.88	(1.09)	1.57
Distributions of net realized gains from investments in other investment companies	—	—	0.00 (c)	—	—
Net increase (decrease) in net assets resulting from investment operations	2.60	(1.65)	3.59	(0.19)	2.64

Distributions from:
Net investment income	(0.78)	(0.85)	(0.71)	(0.88)	(1.04)
Return of capital	(0.83)	(0.50)	(0.88)	(0.56)	(0.27)
Total distributions from net investment income and return of capital	(1.61)	(1.35)	(1.59)	(1.44)	(1.31)
Net asset value, end of year	$25.13	$24.14	$27.14	$25.14	$26.77
Market price, end of year	$25.12	$24.12	$27.15	$25.10	$26.82

Total Return
Total investment return based on net asset value(d)	11.16%	(6.37)%	14.60%	(0.51)%	10.44%
Total investment return based on market price(e)	11.24%	(6.49)%	14.79%	(0.83)%	10.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,615	$82,089	$114,001	$76,663	$95,048
Ratio to average net assets of:
Expenses(f)	0.70%	0.70%	0.70%	0.70%	0.69%
Net investment income (loss)(b)	3.11%	3.36%	2.64%	3.62%	3.97%
Portfolio turnover rate(g)	26%	27%	28%	28%	17%

(a)	Based on average shares outstanding.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30,		For the Period February 15, 2017(a) to April 30, 2017
	2019	2018
Net asset value, beginning of period	$24.36	$25.20	$25.00

Income from Investment Operations
Net investment income(b)(c)	1.07	0.99	0.20
Net realized and unrealized gain (loss)	0.41	(0.88)	0.10
Net increase (decrease) in net assets resulting from investment operations	1.48	0.11	0.30

Distributions from:
Net investment income	(1.08)	(0.95)	(0.10)
Net asset value, end of period	$24.76	$24.36	$25.20
Market price, end of period	$24.78	$24.32	$25.34

Total Return
Total investment return based on net asset value(d)	6.31%	0.39%	1.40%
Total investment return based on market price(e)	6.56%	(0.36)%	1.93	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,626	$107,192	$49,145
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.40%	0.40%	0.40	%(h)
Expenses excluding waivers/reimbursements(g)	0.41%	0.41%	0.41	%(h)
Net investment income (loss)(c)	4.42%	3.97%	4.05	%(h)
Portfolio turnover rate(i)	83%	75%	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 500 International ETF
	For the Period December 13, 2018(a) to April 30, 2019
Net asset value, beginning of period	$25.50

Income from Investment Operations
Net investment income(b)(c)	0.39
Net realized and unrealized gain (loss)	1.77
Net increase (decrease) in net assets resulting from investment operations	2.16

Distributions from:
Net investment income	(0.02)
Net asset value, end of period	$27.64
Market price, end of period	$27.65

Total Return
Total investment return based on net asset value(d)	8.47%
Total investment return based on market price(e)	8.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,675
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.25	%(g)
Expenses excluding waivers/reimbursements(f)	0.26	%(g)
Net investment income (loss)(c)	3.90	%(g)
Portfolio turnover rate(h)	0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,			For the Period July 22, 2015(a) to April 30, 2016
	2019	2018	2017
Net asset value, beginning of period	$21.63	$19.68	$17.68	$19.94

Income from Investment Operations
Net investment income(b)(c)	0.62	0.60	0.46	0.37
Net realized and unrealized gain (loss)	(0.77)	1.89	2.18	(2.42)
Net increase (decrease) in net assets resulting from investment operations	(0.15)	2.49	2.64	(2.05)

Distributions from:
Net investment income	(0.70)	(0.54)	(0.44)	(0.21)
Net realized gain	(0.19)	0.00 (d)	(0.20)	—
Total distributions from net investment income and realized gains	(0.89)	(0.54)	(0.64)	(0.21)
Net asset value, end of period	$20.59	$21.63	$19.68	$17.68
Market price, end of period	$20.65	$21.60	$19.75	$17.59

Total Return
Total investment return based on net asset value(e)	(0.42)%	12.84%	15.29%	(10.33)%
Total investment return based on market price(f)	(0.03)%	12.28%	16.28%	(10.77	)%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$281,079	$578,517	$208,595	$76,010
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.20%	0.22%	0.36%	0.36	%(i)
Expenses excluding waivers/reimbursements(h)	0.36%	0.36%	0.36%	0.36	%(i)
Net investment income (loss)(c)	3.03%	2.87%	2.55%	2.71	%(i)
Portfolio turnover rate(j)	13%	10%	8%	7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Less than $0.005 per share.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE Europe ETF
	For the Year Ended April 30,			For the Period July 22, 2015(a) to April 30, 2016
	2019	2018	2017
Net asset value, beginning of period	$20.33	$18.82	$17.63	$19.90

Income from Investment Operations
Net investment income(b)(c)	1.37	0.53	0.62	0.36
Net realized and unrealized gain (loss)	(1.15)	1.43	1.96	(2.41)
Net increase (decrease) in net assets resulting from investment operations	0.22	1.96	2.58	(2.05)

Distributions from:
Net investment income	(0.78)	(0.45)	(0.63)	(0.22)
Net realized gain	—	—	(0.76)	—
Total distributions from net investment income and realized gains	(0.78)	(0.45)	(1.39)	(0.22)
Net asset value, end of period	$19.77	$20.33	$18.82	$17.63
Market price, end of period	$19.77	$20.24	$18.90	$17.82

Total Return
Total investment return based on net asset value(d)	1.45%	10.58%	15.48%	(10.33)%
Total investment return based on market price(e)	1.90%	9.59%	14.78%	(9.38	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,895	$168,737	$81,845	$46,724
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.30%	0.32%	0.46%	0.46	%(h)
Expenses excluding waivers/reimbursements(g)	0.47%	0.46%	0.46%	0.46	%(h)
Net investment income (loss)(c)	6.74%	2.68%	3.52%	2.65	%(h)
Portfolio turnover rate(i)	10%	10%	14%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE Japan ETF
	For the Year Ended April 30,			For the Period July 22, 2015(a) to April 30, 2016
	2019	2018	2017
Net asset value, beginning of period	$22.42	$19.13	$17.33	$20.16

Income from Investment Operations
Net investment income(b)(c)	0.30	0.34	0.27	0.27
Net realized and unrealized gain (loss)	(1.64)	3.30	1.95	(3.10)
Net increase (decrease) in net assets resulting from investment operations	(1.34)	3.64	2.22	(2.83)

Distributions from:
Net investment income	(0.35)	(0.35)	(0.42)	—
Net asset value, end of period	$20.73	$22.42	$19.13	$17.33
Market price, end of period	$20.67	$22.30	$19.16	$17.83

Total Return
Total investment return based on net asset value(d)	(5.96)%	19.11%	13.18%	(14.05)%
Total investment return based on market price(e)	(5.71)%	18.29%	10.17%	(11.56	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,218	$34,746	$27,740	$25,125
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.30%	0.33%	0.46%	0.46	%(h)
Expenses excluding waivers/reimbursements(g)	0.46%	0.46%	—%	—%(h)
Net investment income (loss)(c)	1.39%	1.61%	1.53%	1.85	%(h)
Portfolio turnover rate(i)	7%	6%	15%	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30, 2019	For the Period May 16, 2017(a) to April 30, 2018
Net asset value, beginning of period	$27.13	$25.16

Income from Investment Operations
Net investment income(b)(c)	0.27	0.16
Net realized and unrealized gain (loss)	(1.39)	1.93
Net increase (decrease) in net assets resulting from investment operations	(1.12)	2.09

Distributions from:
Net investment income	(0.29)	(0.12)
Net asset value, end of period	$25.72	$27.13
Market price, end of period	$25.72	$27.14

Total Return
Total investment return based on net asset value(d)	(4.10)%	8.33%
Total investment return based on market price(e)	(4.14)%	8.36	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$348,555	$465,347
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.35%	0.35	%(h)
Expenses excluding waivers/reimbursements(g)	0.36%	0.36	%(h)
Net investment income (loss)(c)	1.01%	0.61	%(h)
Portfolio turnover rate(i)	57%	106%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	The market price returns are calculated using the mean between the last bid and ask prices.
(f)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30, 2019	For the Period December 13, 2017(a) to April 30, 2018
Net asset value, beginning of period	$25.30	$25.05

Income from Investment Operations
Net investment income(b)(c)	0.48	0.15
Net realized and unrealized gain (loss)	(0.53)	0.18	(d)
Net increase (decrease) in net assets resulting from investment operations	(0.05)	0.33

Distributions from:
Net investment income	(0.50)	(0.08)
Net asset value, end of period	$24.75	$25.30
Market price, end of period	$24.75	$25.30

Total Return
Total investment return based on net asset value(e)	(0.13)%	1.31%
Total investment return based on market price(f)	(0.13)%	1.32	%(g)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$278,412	$320,000
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.25%	0.25	%(i)
Expenses excluding waivers/reimbursements(h)	0.26%	0.26	%(i)
Net investment income (loss)(c)	1.97%	1.59	%(i)
Portfolio turnover rate(j)	52%	94%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(d)	Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(f)	The market price returns are calculated using the mean between the last bid and ask prices.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2019

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of twenty-one operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).

Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Hedge Macro Tracker ETF*	Diversified	June 9, 2009
IQ Hedge Market Neutral Tracker ETF*	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF*	Diversified	March 24, 2015
IQ Hedge Event-Driven Tracker ETF*	Diversified	March 24, 2015
IQ Real Return ETF*	Non-diversified	October 27, 2009
IQ Leaders GTAA Tracker ETF*	Diversified	September 30, 2015
IQ Enhanced Core Bond U.S. ETF*	Non-diversified	May 10, 2016
IQ Enhanced Core Plus Bond U.S. ETF*	Non-diversified	May 10, 2016
IQ Short Duration Enhanced Core Bond U.S. ETF*	Diversified	December 18, 2018
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ Global Agribusiness Small Cap ETF	Non-diversified	March 22, 2011
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 14, 2011
IQ S&P High Yield Low Volatility Bond ETF	Diversified	February 15, 2017
IQ 500 International ETF	Diversified	December 13, 2018
IQ 50 Percent Hedged FTSE International ETF	Non-diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Europe ETF	Non-diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Japan ETF	Non-diversified	July 22, 2015
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017

*	Funds are “fund of funds”, meaning that they seek to achieve their investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:

Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Real Return ETF	IQ Real Return Index
IQ Leaders GTAA Tracker ETF	IQ Leaders GTAA Index
IQ Enhanced Core Bond U.S. ETF	IQ Enhanced Core Bond U.S. Index
IQ Enhanced Core Plus Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. Index
IQ Short Duration Enhanced Core Bond U.S. ETF	IQ Short Duration Enhanced Core Bond U.S. Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Global Agribusiness Small Cap ETF	IQ Global Agribusiness Small Cap Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index
IQ 500 International ETF	IQ 500 International Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Europe ETF	FTSE Developed Europe 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Japan ETF	FTSE Japan 50% Hedged to USD Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index

Notes to Financial Statements (continued)

April 30, 2019

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

Investment Valuation

Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund consist of in-kind deposits; however, the Funds reserve the rights to permit cash payments.

In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the NYSE Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times.

A fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as the method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless IndexIQ Advisors LLC (the “Advisor”) determines in good faith that such method does not represent fair value.

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Notes to Financial Statements (continued)

April 30, 2019

Over-the counter (“OTC”) traded financial Instruments, including OTC-traded options, forward foreign currency contracts and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service. At April 30, 2019 there were no open OTC-traded options.

If a fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

A fund may automatically sweep uninvested cash balances into a money market fund, either the Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class or the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class. The Morgan Stanley Institutional Liquidity Funds Treasury Portfolio and the BlackRock Liquidity Funds Treasury Trust Fund Portfolio seek preservation of capital, daily liquidity and maximum current income. The Morgan Stanley Institutional Liquidity Funds Treasury Portfolio and the BlackRock Liquidity Funds Treasury Trust Fund Portfolio have no redemption restriction and are valued at the daily NAV.

Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund, Institutional Shares. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

Notes to Financial Statements (continued)

April 30, 2019

The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2019 is disclosed at the end of each Fund’s Schedule of Investments.

Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.

Tax Information and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits.

Management evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

Notes to Financial Statements (continued)

April 30, 2019

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Dividends and Distributions to Shareholders

Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Foreign Taxes

The Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2019, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired and are disclosed as “Short-Term Investments” in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and capital gains are typically distributed to shareholders at least annually; except that IQ U.S. Real Estate Small Cap ETF typically distributes income quarterly, and IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF, IQ Short Duration Enhanced Core Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF typically distribute income monthly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from the IQ U.S. Real Estate Small Cap ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by

Notes to Financial Statements (continued)

April 30, 2019

the Funds as a reduction to the cost basis of the REIT. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.

Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Securities Lending

The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.

A fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the fund’s obligation to return the full amount owed to such Borrower.

In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.

The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2019, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:

Notes to Financial Statements (continued)

April 30, 2019

	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$86,985,349	$13,826	$35,480	$85,540,881	$172,575,536
IQ Hedge Macro Tracker ETF	991,018	—	—	233,676	1,224,694
IQ Hedge Market Neutral Tracker ETF	2,613,985	—	—	2,014,726	4,628,711
IQ Hedge Long/Short Tracker ETF	789,998	389	—	703,118	1,493,505
IQ Hedge Event-Driven Tracker ETF	175,698	—	—	964,394	1,140,092
IQ Real Return ETF	10,081,653	166,475	—	5,702,133	15,950,261
IQ Leaders GTAA Tracker ETF	4,075,170	—	21,892	2,288,380	6,385,442
IQ Enhanced Core Bond U.S. ETF	—	39,371	—	4,562,916	4,602,287
IQ Enhanced Core Plus Bond U.S. ETF	1,116,868	—	—	6,499,818	7,616,686
IQ Short Duration Enhanced Core Bond U.S. ETF	85,755	—	—	—	85,755
IQ Merger Arbitrage ETF	26,117,837	134	—	6,216,427	32,334,398
IQ Global Resources ETF	3,586,080	65,216	3,893	2,151,914	5,807,103
IQ Global Agribusiness Small Cap ETF	594,995	3,084	22,093	109,312	729,484
IQ U.S. Real Estate Small Cap ETF	3,241,315	88,074	143,713	11,748,931	15,222,033
IQ S&P High Yield Low Volatility Bond ETF	1,729,250	—	4,007	126,757	1,860,014
IQ 500 International ETF	3,265,837	—	—	61,890	3,327,727
IQ 50 Percent Hedged FTSE International ETF	9,981,686	—	3,088	748,889	10,733,663
IQ 50 Percent Hedged FTSE Europe ETF	696,634	—	133	7,297	704,064
IQ 50 Percent Hedged FTSE Japan ETF	36,999	632	—	18,736	56,367
IQ Chaikin U.S. Small Cap ETF	5,238,855	245,540	198,506	32,425,710	38,108,611
IQ Chaikin U.S. Large Cap ETF	—	122,388	21,746	8,619,923	8,764,057

The collateral amount presented is in excess of the securities on loan.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.

Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

Notes to Financial Statements (continued)

April 30, 2019

At April 30, 2019, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Bank of America Merrill Lynch (“Merrill Lynch”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Leaders GTAA Tracker ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF

As of April 30, 2019, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$169,075,017	$(169,075,017)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	1,199,595	(1,199,595)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	4,535,071	(4,535,071)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	1,462,836	(1,462,836)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	1,116,268	(1,116,268)	—	—	—	—
IQ Real Return ETF	15,618,184	(15,618,184)	—	—	—	—
IQ Leaders GTAA Tracker ETF	6,257,252	(6,257,252)	—	—	—	—
IQ Enhanced Core Bond U.S. ETF	4,507,592	(4,507,592)	—	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	7,453,730	(7,453,730)	—	—	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	84,111	(84,111)	—	—	—	—
IQ Merger Arbitrage ETF	30,647,713	(30,647,713)	—	—	—	—
IQ Global Resources ETF	5,535,999	(5,535,999)	—	—	—	—
IQ Global Agribusiness Small Cap ETF	678,369	(678,369)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	14,857,669	(14,857,669)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	1,793,191	(1,793,191)	—	—	—	—
IQ 500 International ETF	3,158,681	(3,158,681)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	10,204,882	(10,204,882)	—	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	671,099	(671,099)	—	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	52,929	(52,929)	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	36,791,699	(36,791,699)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	8,581,399	(8,581,399)	—	—	—	—

[1]	The amount of collateral presented is limited such that the net amount cannot be less than $0.

Notes to Financial Statements (continued)

April 30, 2019

As of April 30, 2019, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$1,354,629	$(127,041)	$1,227,588	$127,041	$(127,041)	$—
IQ 50 Percent Hedged FTSE Europe ETF
Morgan Stanley	31,004	(2,066)	28,938	2,066	(2,066)	—
IQ 50 Percent Hedged FTSE Japan ETF
Merrill Lynch	27,725	(2,808)	24,917	2,808	(2,808)	—

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board of Trustees. The Advisor is responsible for the supervision of MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”), the sub-advisor to IQ S&P High Yield Low Volatility ETF, and its management of the Fund.

The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.

The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).

Notes to Financial Statements (continued)

April 30, 2019

Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75
IQ Hedge Market Neutral Tracker ETF	0.75
IQ Hedge Long/Short Tracker ETF	0.75
IQ Hedge Event-Driven Tracker ETF	0.75
IQ Real Return ETF	0.48
IQ Leaders GTAA Tracker ETF	0.45
IQ Enhanced Core Bond U.S. ETF	0.25
IQ Enhanced Core Plus Bond U.S. ETF	0.25
IQ Short Duration Enhanced Core Bond U.S. ETF	0.20
IQ Merger Arbitrage ETF	0.75
IQ Global Resources ETF	0.75
IQ Global Agribusiness Small Cap ETF	0.75
IQ U.S. Real Estate Small Cap ETF	0.69
IQ S&P High Yield Low Volatility Bond ETF	0.40
IQ 500 International ETF	0.25
IQ 50 Percent Hedged FTSE International ETF	0.35
IQ 50 Percent Hedged FTSE Europe ETF	0.45
IQ 50 Percent Hedged FTSE Japan ETF	0.45
IQ Chaikin U.S. Small Cap ETF	0.35
IQ Chaikin U.S. Large Cap ETF	0.25

The Advisor has agreed to pay all expenses of the Funds, except: brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustee, and the Chief Compliance Officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor.

The Advisor has entered into a Fee Waiver Agreement with each Fund under which it has contractually agreed to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:

Fund	Rate	Expires
IQ Hedge Multi-Strategy Tracker ETF	0.22%	8/31/2019
IQ Real Return ETF	0.28	8/31/2020
IQ 50 Percent Hedged FTSE International ETF	0.20	8/31/2019
IQ 50 Percent Hedged FTSE Europe ETF	0.30	8/31/2019
IQ 50 Percent Hedged FTSE Japan ETF	0.30	8/31/2019
IQ Leaders GTAA Tracker ETF	0.23	8/31/2020
IQ Enhanced Core Bond U.S. ETF	0.05	8/31/2019
IQ Enhanced Core Plus Bond U.S. ETF	0.05	8/31/2019

The Advisor has entered into an Expense Limitation Agreement with each Fund under which it has contractually agreed, to waive a portion of its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sale, acquired fund fees and expenses, and extraordinary expenses) to not more than a specific percentage of the average daily net assets as follows:

Fund	Rate	Expires
IQ Short Duration Enhanced Core Bond U.S. ETF	0.20%	8/31/2020
IQ S&P High Yield Low Volatility Bond ETF	0.40	8/31/2019
IQ 500 International ETF	0.25	8/31/2020
IQ Chaikin U.S. Small Cap ETF	0.35	8/31/2019
IQ Chaikin U.S. Large Cap ETF	0.25	8/31/2019

Notes to Financial Statements (continued)

April 30, 2019

Investment Sub-Advisory Agreement

The Sub-Advisor is a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, and is responsible for the day-to-day portfolio management of IQ S&P High Yield Low Volatility Bond ETF. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between the Advisor and the Sub-Advisor, the Advisor pays for the services of the Sub-Advisor. The Sub-Advisor acts as portfolio manager for the Fund subject to the supervision of the Advisor and the Board of Trustees.

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board of Trustees, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. As described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

Administrator, Custodian and Transfer Agent

BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

4. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Notes to Financial Statements (continued)

April 30, 2019

5. FEDERAL INCOME TAX

At April 30, 2019, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$1,069,613,744	$14,187,665	$(1,967,155)	12,220,510
IQ Hedge Macro Tracker ETF	6,205,029	88,181	(46,679)	41,502
IQ Hedge Market Neutral Tracker ETF	18,188,170	218,444	(21,110)	197,334
IQ Hedge Long/Short Tracker ETF	7,203,800	89,855	(41,708)	48,147
IQ Hedge Event-Driven Tracker ETF	4,368,620	65,847	(4,317)	61,530
IQ Real Return ETF	65,984,571	1,338,593	(189,050)	1,149,543
IQ Leaders GTAA Tracker ETF	46,562,719	1,175,355	(44,968)	1,130,387
IQ Enhanced Core Bond U.S. ETF	87,392,471	1,210,855	—	1,210,855
IQ Enhanced Core Plus Bond U.S. ETF	155,361,330	2,275,646	(820)	2,274,826
IQ Short Duration Enhanced Core Bond U.S. ETF	3,858,426	33,096	—	33,096
IQ Merger Arbitrage ETF	1,009,069,367	32,227,473	(15,104,137)	17,123,336
IQ Global Resources ETF	179,720,118	6,668,918	(7,929,968)	(1,261,050)
IQ Global Agribusiness Small Cap ETF	10,365,824	1,702,713	(1,627,663)	75,050
IQ U.S. Real Estate Small Cap ETF	78,538,778	7,399,154	(11,127,592)	(3,728,438)
IQ S&P High Yield Low Volatility Bond ETF	65,958,004	764,762	(274,802)	489,960
IQ 500 International ETF	83,210,956	6,604,366	(1,379,172)	5,225,194
IQ 50 Percent Hedged FTSE International ETF	312,937,405	14,993,267	(37,100,720)	(22,107,453)
IQ 50 Percent Hedged FTSE Europe ETF	10,703,663	332,885	(1,460,854)	(1,127,969)
IQ 50 Percent Hedged FTSE Japan ETF	6,296,578	702,825	(748,420)	(45,595)
IQ Chaikin U.S. Small Cap ETF	355,481,813	20,232,870	(21,919,204)	(1,686,334)
IQ Chaikin U.S. Large Cap ETF	285,517,438	8,356,315	(15,655,358)	(7,299,043)

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments, distributions from underlying Funds and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2019.

Notes to Financial Statements (continued)

April 30, 2019

At April 30, 2019, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$9,104,193	$(51,711,861)	$12,220,510	$(30,387,158)
IQ Hedge Macro Tracker ETF	53,004	(5,474,704)	41,502	(5,380,198)
IQ Hedge Market Neutral Tracker ETF	239,942	(452,775)	197,334	(15,499)
IQ Hedge Long/Short Tracker ETF	675	(319,344)	48,147	(270,522)
IQ Hedge Event-Driven Tracker ETF	34,885	(82,796)	61,530	13,619
IQ Real Return ETF	335,111	(2,350,466)	1,149,543	(865,812)
IQ Leaders GTAA Tracker ETF	—	(1,956,033)	1,130,387	(825,646)
IQ Enhanced Core Bond U.S. ETF	—	(5,434,534)	1,210,855	(4,223,679)
IQ Enhanced Core Plus Bond U.S. ETF	—	(20,071,091)	2,274,826	(17,796,265)
IQ Short Duration Enhanced Core Bond U.S. ETF	—	(597)	33,096	32,499
IQ Merger Arbitrage ETF	(23,678,582)	(12,930,826)	17,100,432	(19,508,976)
IQ Global Resources ETF	2,545,700	(53,116,840)	(1,267,574)	(51,838,714)
IQ Global Agribusiness Small Cap ETF	52,708	(7,429,693)	74,671	(7,302,314)
IQ U.S. Real Estate Small Cap ETF	—	(4,267,961)	(3,728,438)	(7,996,399)
IQ S&P High Yield Low Volatility Bond ETF	264,390	(2,953,554)	489,960	(2,199,204)
IQ 500 International ETF	939,296	—	5,222,177	6,161,473
IQ 50 Percent Hedged FTSE International ETF	1,940,768	(3,582,397)	(22,153,283)	(23,794,912)
IQ 50 Percent Hedged FTSE Europe ETF	—	(2,246,140)	(1,141,870)	(3,388,010)
IQ 50 Percent Hedged FTSE Japan ETF	122,520	(1,583,845)	(45,808)	(1,507,133)
IQ Chaikin U.S. Small Cap ETF	—	(40,289,263)	(1,686,334)	(41,975,597)
IQ Chaikin U.S. Large Cap ETF	250,370	(20,955,094)	(7,299,043)	(28,003,767)

[1]	Includes late year ordinary loss, if any.
[2]	Amount includes the deferral of post-October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

Notes to Financial Statements (continued)

April 30, 2019

At April 30, 2019, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:

Fund	Total distributable earnings/ (accumulated loss)	Paid-in capital
IQ Hedge Multi-Strategy Tracker ETF	$(1,824,572)	$1,824,572
IQ Hedge Macro Tracker ETF	505,750	(505,750)
IQ Hedge Market Neutral Tracker ETF	(129,443)	129,443
IQ Hedge Long/Short Tracker ETF	(421,926)	421,926
IQ Hedge Event-Driven Tracker ETF	(100,963)	100,963
IQ Real Return ETF	(31,473)	31,473
IQ Leaders GTAA Tracker ETF	(502,583)	502,583
IQ Enhanced Core Bond U.S. ETF	288,892	(288,892)
IQ Enhanced Core Plus Bond U.S. ETF	567,348	(567,348)
IQ Short Duration Enhanced Core Bond U.S. ETF	(17,734)	17,734
IQ Merger Arbitrage ETF	(20,329,648)	20,329,648
IQ Global Resources ETF	(6,289,844)	6,289,844
IQ Global Agribusiness Small Cap ETF	(355,678)	355,678
IQ U.S. Real Estate Small Cap ETF	2,216,913	(2,216,913)
IQ S&P High Yield Low Volatility Bond ETF	244,609	(244,609)
IQ 500 International ETF	—	—
IQ 50 Percent Hedged FTSE International ETF	(8,532,492)	8,532,492
IQ 50 Percent Hedged FTSE Europe ETF	(14,651,728)	14,651,728
IQ 50 Percent Hedged FTSE Japan ETF	(2,129,421)	2,129,421
IQ Chaikin U.S. Small Cap ETF	(6,663,256)	6,663,256
IQ Chaikin U.S. Large Cap ETF	(21,098,890)	21,098,890

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, the expiration of capital loss carryforwards, nondeductible expenses and capital share redemptions utilized as distributions for tax purposes.

Notes to Financial Statements (continued)

April 30, 2019

The tax character of distributions paid during the years ended April 30, 2019 and 2018 were as follows:

	2019			2018
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$24,498,116	$—	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	69,928	—	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—	—	—	—
IQ Hedge Long/Short Tracker ETF	190,276	—	—	16,706	—	—
IQ Hedge Event-Driven Tracker ETF	129,849	—	—	70,341	—	—
IQ Real Return ETF	730,380	—	—	308,837	—	—
IQ Leaders GTAA Tracker ETF	1,367,155	—	—	1,005,870	—	—
IQ Enhanced Core Bond U.S. ETF	1,624,788	—	—	1,575,071	—	—
IQ Enhanced Core Plus Bond U.S. ETF	6,882,062	—	—	9,263,899	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	28,586	—	—	—	—	—
IQ Merger Arbitrage ETF	—	—	—	—	—	—
IQ Global Resources ETF	1,346,949	—	—	—	—	—
IQ Global Agribusiness Small Cap ETF	98,945	—	—	109,575	—	—
IQ U.S. Real Estate Small Cap ETF	2,374,318	—	2,583,466	3,563,539	—	2,075,765
IQ S&P High Yield Low Volatility Bond ETF	3,901,103	—	—	3,536,709	—	—
IQ 500 International ETF	15,344	—	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	18,743,014	721,412	—	8,843,710	—	—
IQ 50 Percent Hedged FTSE Europe ETF	417,662	—	—	3,305,273	—	—
IQ 50 Percent Hedged FTSE Japan ETF	545,585	—	—	544,769	—	—
IQ Chaikin U.S. Small Cap ETF	4,624,785	—	—	1,436,366	—	—
IQ Chaikin U.S. Large Cap ETF	7,178,905	—	—	916,233	—	—

Notes to Financial Statements (continued)

April 30, 2019

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2019, the Funds incurred and elected to defer to May 1, 2019 Post-October Losses and late year ordinary losses of:

Fund	Late Year Ordinary Losses	Short-Term Post-October Losses	Long-Term Post-October Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—
IQ Hedge Long/Short Tracker ETF	—	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Real Return ETF	—	—	—
IQ Leaders GTAA Tracker ETF	—	592,857	27,452
IQ Enhanced Core Bond U.S. ETF	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	—	—	—
IQ Merger Arbitrage ETF	23,678,582	—	—
IQ Global Resources ETF	—	—	—
IQ Global Agribusiness Small Cap ETF	—	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—
IQ 500 International ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	1,282,778	2,299,619
IQ 50 Percent Hedged FTSE Europe ETF	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	25,812,206	8,678,233
IQ Chaikin U.S. Large Cap ETF	—	—	—

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, are effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Notes to Financial Statements (continued)

April 30, 2019

As of April 30, 2019, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fund	Expired Current Year	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$5,603,304	$3,957,181	$51,711,861	$—
IQ Hedge Macro Tracker ETF	531,209	27,218	4,279,620	1,195,084
IQ Hedge Market Neutral Tracker ETF	—	—	425,001	27,774
IQ Hedge Long/Short Tracker ETF	—	—	187,592	131,752
IQ Hedge Event-Driven Tracker ETF	—	—	45,993	36,803
IQ Real Return ETF	—	—	1,079,470	1,270,996
IQ Leaders GTAA Tracker ETF	—	—	1,212,750	122,974
IQ Enhanced Core Bond U.S. ETF	—	—	4,053,878	1,380,656
IQ Enhanced Core Plus Bond U.S. ETF	—	—	18,916,701	1,154,390
IQ Short Duration Enhanced Core Bond U.S. ETF	—	—	597	—
IQ Merger Arbitrage ETF	—	—	12,930,826	—
IQ Global Resources ETF	—	—	28,802,974	24,313,866
IQ Global Agribusiness Small Cap ETF	—	1,224,465	2,742,804	4,686,889
IQ U.S. Real Estate Small Cap ETF	—	—	1,196,038	3,071,923
IQ S&P High Yield Low Volatility Bond ETF	—	—	2,314,674	638,880
IQ 500 International ETF	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	7,719,162	—	—
IQ 50 Percent Hedged FTSE Europe ETF	—	2,508,944	—	2,246,140	*
IQ 50 Percent Hedged FTSE Japan ETF	—	130,332	782,534	801,311
IQ Chaikin U.S. Small Cap ETF	—	1,796,558	5,798,824	—
IQ Chaikin U.S. Large Cap ETF	—	—	17,886,687	3,068,407

*	Subject to annual limitation on utilization.

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2019, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.

The Advisor is an affiliate and subsidiary of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLife”). As of April 30, 2019, NYLIM and NYLife were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below. NYLIM and NYLife own shares of the Funds on their own behalf or on behalf of funds or accounts managed by NYLIM or NYLife.

New York Life Insurance & Annuity Corporation

Fund	% Ownership
IQ Hedge Long/Short Tracker ETF	26.7%
IQ Hedge Event-Driven Tracker ETF	40.0
IQ Leaders GTAA Tracker ETF	67.6
IQ Short Duration Enhanced Core Bond U.S. ETF	80.0
IQ S&P High Yield Low Volatility Bond ETF	43.6
IQ 500 International ETF	6.5
IQ 50 Percent Hedged FTSE Japan ETF	34.4
IQ Chaikin U.S. Small Cap ETF	11.9

Notes to Financial Statements (continued)

April 30, 2019

New York Life Investment Management LLC

Fund	% Ownership
IQ Enhanced Core Bond U.S. ETF	90.1%
IQ Enhanced Core Plus Bond U.S. ETF	37.1
IQ Global Resources ETF	71.7
IQ S&P High Yield Low Volatility Bond ETF	41.0
IQ 500 International ETF	89.2
IQ 50 Percent Hedged FTSE International ETF	72.5
IQ Chaikin U.S. Small Cap ETF	73.6
IQ Chaikin U.S. Large Cap ETF	93.3

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2019 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$1,562,701,080	$1,564,531,808	$330,392,037	$456,729,461
IQ Hedge Macro Tracker ETF	5,197,144	5,164,365	—	1,296,043
IQ Hedge Market Neutral Tracker ETF	14,926,833	15,137,570	3,804,824	832,044
IQ Hedge Long/Short Tracker ETF	6,190,362	6,528,113	6,282,748	8,558,748
IQ Hedge Event-Driven Tracker ETF	1,136,970	2,098,064	3,144,074	1,154,114
IQ Real Return ETF	51,317,330	51,125,352	13,889,997	2,743,139
IQ Leaders GTAA Tracker ETF	77,538,696	78,045,193	7,152,986	13,085,309
IQ Enhanced Core Bond U.S. ETF	183,095,341	183,003,327	97,129,653	60,881,881
IQ Enhanced Core Plus Bond U.S. ETF	943,374,271	943,010,495	25,593,812	203,642,246
IQ Short Duration Enhanced Core Bond U.S. ETF	2,622,500	2,626,991	8,792,798	5,039,222
IQ Merger Arbitrage ETF	2,134,942,056	2,130,371,218	552,961,151	172,152,406
IQ Global Resources ETF	268,923,864	259,168,760	56,082,261	109,483,522
IQ Global Agribusiness Small Cap ETF	3,524,387	3,441,696	—	1,619,169
IQ U.S. Real Estate Small Cap ETF	20,095,010	20,386,095	1,349,902	14,954,730
IQ S&P High Yield Low Volatility Bond ETF	70,758,604	69,601,374	—	42,256,981
IQ 500 International ETF	2,193,861	68,409	77,731,283	—
IQ 50 Percent Hedged FTSE International ETF	56,576,129	58,480,954	27,563,511	269,443,313
IQ 50 Percent Hedged FTSE Europe ETF	5,749,568	3,123,640	—	158,025,822
IQ 50 Percent Hedged FTSE Japan ETF	2,438,287	1,748,100	—	24,753,955
IQ Chaikin U.S. Small Cap ETF	249,626,978	249,309,408	93,706,101	179,766,753
IQ Chaikin U.S. Large Cap ETF	183,097,522	183,400,508	609,012,569	646,141,846

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

Notes to Financial Statements (continued)

April 30, 2019

The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Funds have an unrealized loss on a swap agreement, the Funds have instructed the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

Some of the Funds intend to use Total Return Swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Pursuant to documentation governing the Funds’ swap transactions with Merrill Lynch and Morgan Stanley, Merrill Lynch and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Merrill Lynch and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2019, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2019, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a fund holds. No price is paid or received by the Funds upon the purchase of a futures.

Upon entering into a futures, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures. Changes in the market value of open futures are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

As of April 30, 2019, there were no open futures contracts.

Notes to Financial Statements (continued)

April 30, 2019

Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.

The Funds may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

Upon entering into a forward foreign currency contract, a fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2019, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Quantitative Disclosure of Derivative Holding

The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.

The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Asset Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$1,354,629
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized appreciation on forward foreign currency contracts	31,004
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized appreciation on forward foreign currency contracts	27,725

Liability Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$127,041
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized depreciation on forward foreign currency contracts	2,066
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized depreciation on forward foreign currency contracts	2,808

Notes to Financial Statements (continued)

April 30, 2019

Total return swaps reflect a reset date as of April 30, 2019; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2019 were as follows:

Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(5,312,617)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		(779)
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		(61,510)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		(36,091)
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		444
IQ Leaders GTAA Tracker ETF
Realized gain (loss)
Swap transactions		(328,489)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		(26,863,752)
Forward foreign currency contracts	$(5,150)
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		(994,330)
Forward foreign currency contracts	54
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Swap transactions		(58,365)
Forward foreign currency contracts	23,209,042
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	(4,876,917)
IQ 50 Percent Hedged FTSE Europe ETF
Realized gain (loss)
Swap transactions		(1,757)
Forward foreign currency contracts	4,377,403
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	(1,771,299)
IQ 50 Percent Hedged FTSE Japan ETF
Realized gain (loss)
Forward foreign currency contracts	798,491
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	(476,184)

Notes to Financial Statements (continued)

April 30, 2019

For the year ended April 30, 2019, the monthly average notional value of the derivatives held by the Funds were as follows:

	Average Notional Value
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF	IQ Leaders GTAA Tracker ETF
Asset Derivatives
Swap contracts	$114,732,796	$624,201	$1,387,801	$653,470	$97,875	$5,415,803
Forward foreign currency contracts	—	—	—	—	—	—
Liability Derivatives
Swap contracts	$(115,117,144)	$(625,998)	$(1,390,308)	$(657,254)	$(97,781)	$(5,417,907)
Forward foreign currency contracts	—	—	—	—	—	—

	Average Notional Value
	IQ Merger Arbitrage ETF*	IQ Global Resources ETF*	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF
Asset Derivatives
Swap contracts	$—	$—	$248,218	$8,673	$—
Forward foreign currency contracts	—	—	697,961,838	60,022,837	39,693,033
Liability Derivatives
Swap contracts	$(226,463,038)	$(44,197,935)	$—	$—	$—
Forward foreign currency contracts	—	—	(696,182,190)	(59,691,660)	(39,635,417)

*	The Fund had derivative activity during the year but did not have open positions at any month-end during the period.

9. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a fund could result in a loss or the performance of a fund could be inferior to that of other investments.

Currency Risk

Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both a fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.

Currency Hedging Risk1

Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.

Fund of Funds Risk2

Certain Funds’ investment performance, because they are fund of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk2

Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.

Notes to Financial Statements (continued)

April 30, 2019

Index Risk

The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Industry Concentration Risk

To the extent that a fund’s Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a fund may not be able to duplicate its exact composition or return for a number of reasons, including that the strategies used by the Advisor to match the performance of the Underlying Indexes were unsuccessful and because a fund incurs expenses, which an Underlying Index does not incur.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.

Foreign Securities Risk

Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Total Return Swap Risk3

Total return swaps give a fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.

Small Capitalization Companies Risk4

Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments. Additionally, the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.

High Yield Securities Risk5

High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”

Market Risk

The market price of investments owned by a fund may go up or down, sometimes rapidly or unpredictably.

Notes to Financial Statements (continued)

April 30, 2019

Investments may decline in value due to factors affecting fixed income securities markets generally or particular segments of the market.

Long/Short Risk

There is no guarantee that the returns on a fund’s long or short positions, if any, will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, a fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Equity Securities Risk

The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a fund’s holdings. Opportunity for greater gain may come with greater risk of loss.

Passive Management Risk

Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.

Debt Investments Risk

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market risk, regulatory risk, price volatility and liquidity risk. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a fund’s income or ability to recover amounts due, and may reduce the value of the debt investment, sometimes dramatically. Certain debt investments may be difficult to value, purchase, or sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Debt investments most frequently trade in institutional round lot size transactions. Until a fund grows significantly in size, a fund may purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.

Income Risk5

The income of a fund receives from investments in debt securities may decline when interest rates fall. This decline can occur because a fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund needs to purchase additional bonds.

Call Risk5

During periods of falling interest rates, an issuer of a callable bond held by a fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk5

Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default on its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in default.

Notes to Financial Statements (continued)

April 30, 2019

Interest Rate Risk5

An increase in interest rates may cause the value of debt securities held by a fund to decline. Interest rates in the United States are near historic lows, which may increase a fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a fund to sell its bond holdings at a time when the Fund might wish to sell.

New Fund Risk6

Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.

Trading Price Risk

Although it is expected that generally the market price of a fund’s Shares will approximate the Fund’s NAV, there may be times when market price in the Secondary Market and the NAV vary significantly.

Large Transaction Risks

From time to time, a fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund’s transaction costs.

1	Applies to IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF and IQ 50 Percent Hedged FTSE Japan ETF.
2	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Real Return ETF, IQ Leaders GTAA Tracker, IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF and IQ Short Duration Enhanced Core Bond U.S. ETF.
3	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Global Resources ETF, IQ Merger Arbitrage ETF and IQ Leaders GTAA Tracker ETF.
4	Applies to IQ Global Agribusiness Small Cap ETF, IQ U.S. Real Estate Small Cap ETF, and IQ Chaikin U.S. Small Cap ETF.
5	Applies to IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF, IQ Short Duration Enhanced Core Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF.
6	Applies to IQ Short Duration Enhanced Core Bond U.S. ETF and IQ 500 International ETF.

10. NEW ACCOUNTING PRONOUNCEMENTS

Effective April 30, 2019, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended April 30, 2019.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

11. SUBSEQUENT EVENTS

In the preparation of the financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material subsequent events that would require disclosure.

Report of Independent Registered Public Accounting Firm

April 30, 2019

To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the twenty-one funds indicated in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (twenty-one of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Global Agribusiness Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017, 2016 and 2015
IQ Hedge Event-Driven Tracker ETF IQ Hedge Long/Short Tracker ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018, 2017 and 2016, and the period from March 24, 2015 (commencement of operations) through April 30, 2015
IQ 50 Percent Hedged FTSE International ETF IQ 50 Percent Hedged FTSE Europe ETF IQ 50 Percent Hedged FTSE Japan ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018 and 2017, and the period from July 22, 2015 (commencement of operations) through April 30, 2016
IQ Leaders GTAA Tracker ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019, 2018 and 2017, and the period from September 30, 2015 (commencement of operations) through April 30, 2016

Report of Independent Registered Public Accounting Firm

April 30, 2019

Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Enhanced Core Bond U.S. ETF IQ Enhanced Core Plus Bond U.S. ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019 and 2018, and the period from May 10, 2016 (commencement of operations) through April 30, 2017
IQ S&P High Yield Low Volatility Bond ETF	For the year ended April 30, 2019	For the years ended April 30, 2019 and 2018	For the years ended April 30, 2019 and 2018, and the period from February 15, 2017 (commencement of operations) through April 30, 2017
IQ Chaikin U.S. Small Cap ETF	For the year ended April 30, 2019	For the year ended April 30, 2019 and the period from May 16, 2017 (commencement of operations) through April 30, 2018
IQ Chaikin U.S. Large Cap ETF	For the year ended April 30, 2019	For the year ended April 30, 2019 and the period from December 13, 2017 (commencement of operations) through April 30, 2018
IQ 500 International ETF	For the period December 13, 2018 (commencement of operations) through April 30, 2019
IQ Short Duration Enhanced Core Bond U.S. ETF	For the period December 18, 2018 (commencement of operations) through April 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
June 27, 2019

We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Supplemental Information (unaudited)

April 30, 2019

Federal Tax Status of Dividends Declared During the Tax Year

IQ U.S. Real Estate Small Cap ETF designates 99% as Qualified Business Income.

Qualified Dividend Income — Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2019 taxed at a maximum rate of 15% is as follows:

IQ Hedge Multi-Strategy Tracker ETF	28.71%
IQ Hedge Macro Tracker ETF	40.35
IQ Hedge Market Neutral Tracker ETF	0.00
IQ Hedge Long/Short Tracker ETF	50.19
IQ Hedge Event-Driven Tracker ETF	9.54
IQ Real Return ETF	5.29
IQ Leaders GTAA Tracker ETF	41.44
IQ Enhanced Core Bond U.S. ETF	0.00
IQ Enhanced Core Plus Bond U.S. ETF	0.00
IQ Short Duration Enhanced Core Bond U.S. ETF	0.00
IQ Merger Arbitrage ETF	0.00
IQ Global Resources ETF	100.00
IQ Global Agribusiness Small Cap ETF	100.00
IQ U.S. Real Estate Small Cap ETF	0.89
IQ S&P High Yield Low Volatility Bond ETF	0.00
IQ 500 International ETF	83.75
IQ 50 Percent Hedged FTSE International ETF	72.92
IQ 50 Percent Hedged FTSE Europe ETF	82.62
IQ 50 Percent Hedged FTSE Japan ETF	91.91
IQ Chaikin U.S. Small Cap ETF	100.00
IQ Chaikin U.S. Large Cap ETF	100.00

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2019 that qualifies for the dividends received deduction is as follows:

IQ Hedge Multi-Strategy Tracker ETF	6.24%
IQ Hedge Macro Tracker ETF	3.74
IQ Hedge Market Neutral Tracker ETF	0.00
IQ Hedge Long/Short Tracker ETF	14.11
IQ Hedge Event-Driven Tracker ETF	7.71
IQ Real Return ETF	3.32
IQ Leaders GTAA Tracker ETF	14.45
IQ Enhanced Core Bond U.S. ETF	0.00
IQ Enhanced Core Plus Bond U.S. ETF	0.00
IQ Short Duration Enhanced Core Bond U.S. ETF	0.00
IQ Merger Arbitrage ETF	0.00
IQ Global Resources ETF	36.59
IQ Global Agribusiness Small Cap ETF	16.38
IQ U.S. Real Estate Small Cap ETF	0.00
IQ S&P High Yield Low Volatility Bond ETF	0.00
IQ 500 International ETF	0.00
IQ 50 Percent Hedged FTSE International ETF	0.00
IQ 50 Percent Hedged FTSE Europe ETF	0.00
IQ 50 Percent Hedged FTSE Japan ETF	0.00
IQ Chaikin U.S. Small Cap ETF	100.00
IQ Chaikin U.S. Large Cap ETF	97.79

Supplemental Information (unaudited) (continued)

April 30, 2019

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2019, are as follows:

Fund	Foreign Taxes Per Shares	Foreign Income Per Shares
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	—	—
IQ Hedge Long/Short Tracker ETF	—	—
IQ Hedge Event-Driven Tracker ETF	—	—
IQ Real Return ETF	—	—
IQ Leaders GTAA Tracker ETF	—	—
IQ Enhanced Core Bond U.S. ETF	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	—	—
IQ Merger Arbitrage ETF	—	—
IQ Global Resources ETF	0.0492	0.6740
IQ Global Agribusiness Small Cap ETF	0.0380	0.5038
IQ U.S. Real Estate Small Cap ETF	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—
IQ 500 International ETF	0.0325	0.3174
IQ 50 Percent Hedged FTSE International ETF	0.0770	0.9858
IQ 50 Percent Hedged FTSE Europe ETF	0.3422	3.2142
IQ 50 Percent Hedged FTSE Japan ETF	0.1847	1.4814
IQ Chaikin U.S. Small Cap ETF	—	—
IQ Chaikin U.S. Large Cap ETF	—	—

In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2019.

Board Review of Investment Advisory Agreement (unaudited)

April 30, 2019

Approval Relating to IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF

The Board of Trustees (the “Board”, and the members of which are referred to as “Trustees”) met in person on June 26, 2018 to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its series, and the Advisor to apply such Advisory Agreement to the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF (“PRHD”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to PRHD. In connection with considering approval of the amendment to the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the amendment to the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) information describing the nature, quality and extent of the services that IndexIQ will provide to the PRHD, and the fees that the Advisor will charge to PRHD; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor; (3) information describing PRHD’s anticipated operating expenses; (4) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including the Independent Trustees, in considering investment advisory and distribution arrangements under the 1940 Act; and (5) materials provided by the Advisor in response to a section 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Independent Trustees received data comparing PRHD’s proposed advisory fee rate and expected expense ratio against the advisory fees and expense ratios of other mutual funds or ETFs with similar investment objectives and policies. During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services to be provided to PRHD by the Advisor; the personnel and operations of the Advisor; PRHD’s proposed expense levels; any “fall-out” benefits to the Advisor (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) a copy of the expense limitation agreement; (3) information describing the Advisor and the services provided thereby; (4) information regarding the respective compliance program and portfolio management teams of the Advisor; (5) a copy of the Form ADV for the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to a section 15(c) request for information from legal counsel to the Independent Trustees; and (8) an in-person presentation by personnel of the Advisor. In addition, the Board was provided data comparing the proposed advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of PRHD with expenses and performance of other registered investment companies with similar investment objectives and policies, and a presentation regarding PRHD, its index, and the proposed marketing and launch strategy relating to PRHD. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the PRHD:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Independent Trustees reviewed the services that the Advisor would provide to PRHD. In connection with the investment advisory services to be provided to PRHD, the Independent Trustees noted the responsibilities that the Advisor would have as the PRHD’s investment adviser, including overall supervisory responsibility for the general

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

management and investment of PRHD’s securities portfolio ultimate responsibility, subject to oversight by the Board, for daily monitoring of tracking error and quarterly reporting to the Board, and the implementation of Board directives as they relate to PRHD.
The Board reviewed the Advisor’s experience, resources, and strengths in managing other mutual funds and ETFs. The Independent Trustees considered the Advisor’s performance in managing the existing Funds of the Trust. Based on their consideration and review of the foregoing information, the Independent Trustees determined that PRHD would be likely to benefit from the nature, quality and extent of these services, as well as the Advisor’s ability to render such services based on its experience, operations and resources. The Board noted the responsibilities that the Advisor would have as PRHD’s investment adviser and do have as the existing Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of PRHD’s securities portfolio, monitoring PRHD’s compliance with regulatory requirements and fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses from S&P for use of the index, providing officers for PRHD, ongoing reporting to the Board and the implementation of Board directives as they relate to PRHD. The Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to PRHD.
The Board reviewed the Advisor’s experience, resources and strengths in managing other ETFs, including the Advisor’s management of the existing Funds and the funds of the IndexIQ Active ETF Trust. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent, New York Life Investment Management (“NYLIM”) that enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds, and noted the discussion of personnel matters presented at the March 2018 meeting of the Board. In addition, the Board considered the ongoing expansion of compliance and distribution/sales personnel that support the Funds and the funds of the IndexIQ Active ETF Trust.
2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with PRHD. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement with the Advisor and to contracts of other investment advisers with respect to similar mutual funds and ETFs, as well as the Trust’s operational ETFs. In particular, the Independent Trustees compared PRHD’s proposed advisory fees and projected expense ratios for its first year of operations to other ETFs in PRHD’s peer group. The Independent Trustees also considered that the Advisor had proposed an expense limitation agreement to limit the total operating expenses of PRHD for a period of at least one year.
After comparing PRHD’s proposed fees with those of other funds in PRHD’s peer group, and in light of the nature, quality and extent of services proposed to be provided by the Advisor, and the costs expected to be incurred by the Advisor in rendering those services, the Independent Trustees concluded that the fees proposed to be paid to the Advisor with respect to PRHD were fair and reasonable.
3.	The Advisor’s profitability and the extent to which economies of scale would be realized as PRHD grows and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of the Advisor in connection with its serving as investment adviser to PRHD, including operational costs. Due to the fact that PRHD had no assets at the time, the Independent Trustees made no determination with respect to economies of scale or the impact of PRHD on the Advisor’s profitability.
4.	Investment performance of the Funds. Because PRHD has not commenced operations, the Independent Trustees could not consider the investment performance of PRHD, but did take into account the experience of the Advisor, the investment performance of other strategies managed by Advisor and peer performance.

No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Investment Advisory Agreement with the Advisor were reasonable and fair to PRHD and to recommend to the

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

Board the approval of the amendment to the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement was in the best interests of PRHD. The Board and the Independent Trustees, voting separately, approved the amendment to the Advisory Agreement to apply such agreement to PRHD.

Approval Relating to IQ Short Duration Enhanced Core Bond U.S. ETF, IQ 500 ETF and IQ 500 International ETF

The Board met in person on December 6, 2018 to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its series, and the Advisor to apply the Advisory Agreement to the IQ Short Duration Enhanced Core Bond U.S. ETF (“SDAG”). In addition, the Board considered the approval of an amendment to the Advisory Agreement to increase the fees applicable to IQ 500 ETF (“IQUS”) and IQ 500 International ETF (“IQIN” and, collectively with SDAG and IQUS, the “New Funds”), both of which were Funds approved at the March 2018 meeting of the Board, but which had not yet commenced operations.

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to SDAG and to alter the fees applicable to IQUS and IQIN. In connection with considering approval of the amendment to the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the amendment to the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor, both for the existing Funds (including IQUS and IQIN) and the proposed SDAG, and the fees to be charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor; (3) the anticipated expense levels of SDAG (including with respect to acquired fund fees and expenses), IQUS and IQIN; (4) the investment performance of the existing Funds; (5) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Trust, including a proposed expense limitation agreement between the Advisor and the Trust in respect of the New Funds; (6) the extent to which economies of scale would be realized as the New Funds grow; (7) any benefits derived or to be derived by the Advisor from its relationship with the Trust; and (8) potential conflicts of interest. The Board considered that each New Fund was proposed to be a passively managed ETF, and that each was designed to track an index created by an affiliate of the Advisor.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) a copy of the expense limitation agreement; (3) information describing the Advisor and the services provided thereby; (4) information regarding the respective compliance program and portfolio management teams of the Advisor; (5) a copy of the Form ADV for the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to a section 15(c) request for information from legal counsel to the Independent Trustees; and (8) an in-person presentation by personnel of the Advisor. In addition, the Board was provided data comparing the proposed advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of each New Fund with expenses and performance of other registered investment companies with similar investment objectives and policies, and a presentation regarding SDAG, its index and the proposed marketing and launch strategy relating to SDAG. The Board also considered that IQUS and IQIN had previously been approved at the March 2018 meeting of the Board, and that the material information presented at such meeting had not changed, with the exception of a new presentation detailing the proposed fee changes, an updated peer group analysis and a new competitive landscape analysis. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor with respect to existing series of the Trust and IndexIQ Active ETF Trust.

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the New Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the existing Funds, noting that they had continually reviewed and overseen such services, including at the Trust’s general section 15(c) meeting in March 2018. The Board noted the responsibilities that the Advisor would have as the New Funds’ investment adviser and do have as the existing Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of the securities portfolio of each of the New Funds, and monitoring each New Fund’s compliance with regulatory requirements and fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of the index, providing officers for the New Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the New Funds. The Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to for the New Funds.
The Board considered similarities between SDAG and the IQ Enhanced Core Bond U.S. ETF (“AGGE”) and IQ Enhanced Core Plus Bond U.S. ETF (“AGGP”), each an existing Fund managed by the Advisor. In addition, they considered the structure of IQUS and IQIN and the history of the underlying indexes.
The Board reviewed the Advisor’s experience, resources and strengths in managing other ETFs, including the Advisor’s management of the existing Funds and the funds of the IndexIQ Active ETF Trust. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent NYLIM, that enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the New Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each of the New Funds was likely to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations and resources.
2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the New Funds. The Board then compared both the services proposed to be rendered and the fees proposed to be paid with respect to the New Funds pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs.
In particular, the Board compared each proposed New Fund’s advisory fee and expense ratio to other investment companies considered to be in its respective peer group. The Advisor presented information on how the peer group was selected for SDAG, and noted how the Fund differed in structure and strategy from its peers. The Board considered the unique characteristics of SDAG relative to its peer group, including that SDAG is a fund of funds. In addition, the Advisor reviewed the peer groups for IQUS and IQIN, and each such Fund’s respective position relative to its peers.
The Board considered a presentation on the rationale for the increase in management fees applicable to IQUS and IQIN, as against the amount originally approved at the March 2018 meeting. In particular, the Board noted that the new fee levels remained below the median net expense ratios of the U.S. large-cap and foreign large-cap peers.
The Board considered that the Advisor had proposed an expense limitation agreement whereby the Advisor would reimburse expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders. The Board noted that such expense limitation agreements were reflected in the peer group analysis provided by the Advisor, which showed each new Fund’s position both with and without the expense limitation and with acquired fund fees and expenses.

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

After comparing the fees applicable to each New Fund with those of other investment companies in its respective peer group, and in light of the distinctions between SDAG and its peers, the nature, quality and extent of services proposed to be provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees proposed to be paid to the Advisor is fair and reasonable in respect of each New Fund.
3.	The Advisor’s profitability and the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to the New Funds and the existing Funds, including operational costs. The Board also discussed additional resources that have been made available to the Advisor by its parent entity, NYLIM. The Board also noted the proposed expense limitation agreement and its impacts on costs to shareholders of each New Fund. The Board considered that the New Funds had not yet commenced operations and therefore no direct historical profitability data was available for consideration.
Due to the fact that each New Fund had no assets and was not yet operational, the Independent Trustees made no determination with respect to economies of scale or the impact of the New Funds on the Advisor’s profitability.
4.	Investment performance of the Funds. Because the New Funds have not commenced operations, the Independent Trustees could not consider the investment performance of the New Funds, but did take into account the experience of the Advisor, the investment performance of other strategies managed by Advisor and peer performance. With respect to SDAG, the Board considered, in particular, the Advisor’s provision of services to AGGE and AGGP.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the existing Funds, to make an informed business decision with respect to applying the Advisory Agreement to the New Funds. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the terms of the Advisory Agreement were reasonable and fair to the New Funds and to recommend to the Board the approval of the application of the Advisory Agreement to the New Funds. As a result, all of the Board members, including the Independent Trustees, determined that the Advisory Agreement was in the best interests of the New Funds and their shareholders. The Board and the Independent Trustees, voting separately, approved the application of the Advisory Agreement to SDAG and the amendment to the Advisory Agreement relating to IQUS and IQIN.

Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreement

The Board met in person on March 28, 2019 to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the existing series of the Trust for which the agreements apply. The Board noted that the Advisory Agreement was between the Trust and the Advisor. In addition, the (the “Funds”) Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”) with respect to the IQ S&P High Yield Low Volatility Bond ETF (“HYLV”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the existing Funds, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Sub-Advisory Agreement only as it relates to HYLV. In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor, and by MacKay with respect to HYLV, and the fees to be charged by the Advisor and MacKay; (2) information concerning the business and operations, compliance program and portfolio management team

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

of the Advisor and MacKay; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as the Funds grow; (7) any “fall-out” benefits derived or to be derived by the Advisor or MacKay from its relationship with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of the Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and MacKay; (6) copies of the Form ADV for each of the Advisor and MacKay; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and MacKay in response to a section15(c) request for information from legal counsel to the Independent Trustees; and (9) an in-person presentation by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board reviewed the services that the Advisor and MacKay provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor and MacKay have as the Funds’ investment adviser and sub-advisor, respectively, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to non-operational Funds.
The Board reviewed the Advisor’s and MacKay’s experience, resources and strengths in managing mutual funds and ETFs, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also considered the experience of MacKay’s team in managing strategies and asset classes similar to HYLV and their tenure in managing the portfolio of HYLV. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent, NYLIM, that enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered a presentation on marketing and distribution strategy that described the services engaged by the Advisor in seeking to market and grow assets in the Funds and a discussion regarding the relocation of the Advisor’s team to NYLIM’s New York City offices.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality and extent of these services, as well as the Advisor’s and MacKay’s ability to render such services based on its personnel, experience, operations and resources.
2.	Comparison of services provided and fees charged by the Advisor and MacKay and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor and MacKay from its relationship with the Funds. The Board then compared both the services rendered and the

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

fees paid with respect to the Funds pursuant to the Advisory Agreement and Sub-Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to MacKay pursuant to the Sub-Advisory Agreement and that HYLV shareholders do not directly pay the sub-advisory fee.
In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with a dashboard view describing Fund performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense rates that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality and extent of services provided by the Advisor and MacKay, and the costs incurred by the Advisor and MacKay in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor and Sub-Advisor with respect to each Fund, and MacKay with respect to HYLV, is fair and reasonable.
3.	The Advisor’s and MacKay’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to each Fund, including operational costs. The Board also discussed additional resources that have been made available to the Advisor following its acquisition by NYLIM, including the investment of financial and human resources by NYLIM into the Advisor and additional support to market and distribute the Funds.
The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution presentation. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.
The Board also considered the impact of future asset growth on the services required and fees paid to MacKay, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement, and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of expense limitation agreements and fee waiver agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board noted that certain Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2019

The Board concluded that the fees paid to the Advisor and MacKay were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor and MacKay.
4.	Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and MacKay in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that certain Funds had not yet commenced operations, and therefore had no performance or operational history to consider.
The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement and Sub-Advisory Agreement.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to HYLV, the Sub-Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and MacKay were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of the Sub-Advisory Agreement with MacKay was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal, 1957	Trustee Chair	Since August 2008 January 2018	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	23
Chair of Board, IndexIQ Active ETF Trust (2018 to present); Trustee, IndexIQ Active ETF Trust (2008 to present); Trustee, IndexIQ Trust (2008 to 2018); FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present).

Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	23	Trustee, IndexIQ Active ETF Trust (2015 to present); Trustee, IndexIQ Trust (2015 to 2018); The New Ireland Fund, Inc. (closed-end fund) (2015 to present).

Board of Trustees and Officers (unaudited) (continued)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	23
Trustee, Active IndexIQ ETF Trust (2015 to present); Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to present); Trustee, IndexIQ Trust (2015 to 2018); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016).

Interested Trustee

Kirk C. Lehneis, 1974(4)	Trustee, President and Principal Executive Officer	Since January 2018	Chief Operating Officer and Senior Managing Director (2016 to present), New York Life Investment Management LLC; Chairman of the Board (2017 to present), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (2017 to present); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, The MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (2017 to present); Chief Executive Officer, IndexIQ Advisors LLC (2018 to present); Trustee, President and Principal Executive Officer, IndexIQ Active ETF Trust (2018 to present).	23	None.

Board of Trustees and Officers (unaudited) (continued)

Other Officers

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jonathan Zimmerman, 1982	Executive Vice President	Since April 2018
Chief Operating Officer, IndexIQ Advisors LLC (2018 to present); Managing Director, New York Life Investments LLC (2018 to present); Director, New York Life Investment Management LLC (2015 to 2018); Vice President, Morgan Stanley (2007 to 2015).

Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors LLC (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015
Chief Legal Officer, IndexIQ Advisors LLC (2015 to present), Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2015 to 2017); Associate General Counsel, New York Life Insurance Company (2015 to present); Associate, Dechert LLP (2007 to 2015).

Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017
Chief Compliance Officer, IndexIQ Advisors LLC and IndexIQ ETF Trust (2017 to present); Chief Compliance Officer, New York Life Investment Management LLC, The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2014 to present); Director and Associate General Counsel and Assistant Secretary, The MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014) and Vice President and Assistant General Counsel, New York Life Investment Management LLC (2010 to 2011).

(1)	The address of each Trustee or officer is c/o IndexIQ, 51 Madison Avenue, New York, New York 10010.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)	The Fund is part of a “fund complex”. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ Active ETF Trust.

(4)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust
ANNUAL REPORT | APRIL 30, 2019
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF
IQ Leaders GTAA Tracker ETF
IQ Enhanced Core Bond U.S. ETF
IQ Enhanced Core Plus Bond U.S. ETF
IQ Short Duration Enhanced Core Bond U.S. ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ Global Agribusiness Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ S&P High Yield Low Volatility Bond ETF
IQ 500 International ETF
IQ 50 Percent Hedged FTSE International ETF
IQ 50 Percent Hedged FTSE Europe ETF
IQ 50 Percent Hedged FTSE Japan ETF
IQ Chaikin U.S. Small Cap ETF
IQ Chaikin U.S. Large Cap ETF
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1270 Avenue of the Americas
New York, NY 10020
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

1740844	ME11-06/19

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its Audit Committee, each an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

[Please verify, please provide further information if this statement is not correct.]

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $429,947 for 2019 and $392,409 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2019 and $0 for 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $8,100,000 for the fiscal year ended April 30, 2019, and (ii) $6,800,000 for the fiscal year ended April 30, 2018.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2019 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 8, 2019

By (Signature and Title)*	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 8, 2019

* Print the name and title of each signing officer under his or her signature.